As filed with the Securities and Exchange Commission on June 30, 2023

Securities Act File No. 333-272674

File No. 814-01555

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-2

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933

Pre-Effective Amendment No.	2
Post-Effective Amendment No.

Golub Capital Private Credit Fund

(Exact name of registrant as specified in its charter)

200 Park Avenue, 25th Floor, New York, New York 10166

(Address of Principal Executive Office)

(Registrant’s Telephone Number, including Area Code):  (212) 750-6060

David B. Golub

GC Advisors LLC

200 Park Avenue, 25th Floor, New York, New York 10166

(Name and Address of Agent for Service)

With Copies to:

Rajib Chanda, Esq.

Nathan Briggs, Esq.

Simpson Thacher & Bartlett LLP

900 G Street, N.W.

Washington, D.C. 20001

Approximate Date of Commencement of Proposed Public Offering: As soon as practicable after the effective date of this Registration Statement.

☐	Check box if the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans.
☒

Check box if any securities being registered on this Form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933 (“Securities Act”), other than securities offered in connection with a distribution reinvestment plan.

☐	Check box if this Form is a registration statement pursuant to General Instruction A.2 or a post-effective amendment thereto.
☐

Check box if this Form is a registration statement pursuant to General Instruction B or a post-effective amendment thereto that will become effective upon filing with the Commission pursuant to Rule 462(e) under the Securities Act.

☐

Check box if this Form is a post-effective amendment to a registration statement filed pursuant to General Instruction B to register additional securities or additional classes of securities pursuant to Rule 413(b) under the Securities Act.

It is proposed that this filing will become effective (check appropriate box):

☐	when declared effective pursuant to Section 8(c) of the Securities Act.

If appropriate, check the following box:

☐	This [post-effective] amendment designates a new effective date for a previously filed [post-effective amendment] [registration statement].
☐

This Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, and the Securities Act registration statement number of the earlier effective registration statement for the same offering is:                 .

☐

This Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, and the Securities Act registration statement number of the earlier effective registration statement for the same offering is:                 .

☐

This Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, and the Securities Act registration statement number of the earlier effective registration statement for the same offering is:                 .

Check each box that appropriately characterizes the Registrant:

☐	Registered Closed-End Fund (closed-end company that is registered under the Investment Company Act of 1940 (“Investment Company Act”)).
☒	Business Development Company (closed-end company that intends or has elected to be regulated as a business development company under the Investment Company Act).
☐	Interval Fund (Registered Closed-End Fund or a Business Development Company that makes periodic repurchase offers under Rule 23c-3 under the Investment Company Act).
☐	A.2 Qualified (qualified to register securities pursuant to General Instruction A.2 of this Form).
☐	Well-Known Seasoned Issuer (as defined by Rule 405 under the Securities Act).
☒	Emerging Growth Company (as defined by Rule 12b-2 under the Securities Exchange Act of 1934 (“Exchange Act”)).
☐

If an Emerging Growth Company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 7(a)(2)(B) of Securities Act.

☒	New Registrant (registered or regulated under the Investment Company Act for less than 12 calendar months preceding this filing).

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

The information in this preliminary prospectus is not complete and may be changed. The securities may not be sold until the registration statement filed with the Securities and Exchange Commission is effective. This preliminary prospectus is not an offer to sell nor does it seek an offer to buy these securities in any jurisdiction where the offer or sale is not permitted.

SUBJECT TO COMPLETION, DATED JUNE 30, 2023

Preliminary Prospectus

Golub Capital Private Credit Fund

Class S, Class D and Class I Shares

Maximum Offering of $5,000,000,000

Golub Capital Private Credit Fund is a newly organized Delaware statutory trust that seeks to invest primarily in directly originated private loans and other securities of U.S. middle market and upper middle market companies. We are externally managed by our investment adviser, GC Advisors LLC (“GC Advisors” or the “Investment Adviser”). Golub Capital LLC serves as our administrator. GC Advisors LLC and Golub Capital LLC are affiliated with Golub Capital (as defined herein), a leading lender to middle market companies that has over $60 billion of capital under management as of April 1, 2023. Our investment objective is to generate current income and capital appreciation. Throughout the prospectus, we refer to Golub Capital Private Credit Fund as the “Fund,” “we,” “us” or “our.”

We are a non-diversified, closed-end management investment company that has elected to be regulated as a business development company (“BDC”) under the Investment Company Act of 1940, as amended (the “1940 Act”). We intend to elect to be treated, and to qualify annually thereafter, as a regulated investment company (“RIC”) under the Internal Revenue Code of 1986, as amended (the “Code”).

We are offering on a continuous basis up to $5,000,000,000 of our common shares of beneficial interest (“Common Shares”). We are offering to sell any combination of three classes of Common Shares, Class S shares, Class D shares and Class I shares, in this offering with a dollar value up to the maximum offering amount. Prior to the commencement of this offering, we conducted a separate private offering of Class F shares (the “Private Offering”) to certain accredited investors for an aggregate dollar amount of $535,261,000. Following the completion of the Private Offering and prior to the commencement of this offering, the Fund’s Class F shares were reclassified as Class I shares. As a result, as of the date of this prospectus, the Fund currently has Class I shares outstanding in an amount equal to the dollar amount raised in the Private Offering and no Class F shares outstanding. No Class F shares will be issued or sold in this offering. The terms of this prospectus applicable to Class I shares apply equally to the reclassified Class I shares. As soon as practical following the date of this prospectus, the Fund intends to use some or all of the proceeds raised in the Private Offering to purchase for cash 100% of the control securities (e.g., the equity equivalent securities) of a private investment vehicle managed by an affiliate of Golub Capital structured as a collateralized loan obligation warehouse (the “CLO Vehicle” and, such transaction, the “Seed Transaction”). The CLO Vehicle will be a wholly-owned and primarily controlled subsidiary of the Fund that will hold a portfolio of investments (the “Seed Assets”), comprised primarily of directly originated investments in middle market and upper middle market companies, including those it acquired in customary transactions from affiliates prior to the Seed Transaction.

The share classes have different ongoing shareholder servicing and/or distribution fees. The purchase price per share for each class of Common Shares in this offering will equal the offering price per share (exclusive of any upfront placement or other fees) (the “net offering price”), as described in “Determination of Net Asset Value and Share Price – Share Price Determinations in Connection with this Offering,” as of the effective date of the monthly share purchase date. This is a “best efforts” offering, which means that Arete Wealth Management, LLC, the managing dealer (“Managing Dealer”) for this offering, will use its best efforts to sell shares, but is not obligated to purchase or sell any specific amount of shares in this offering. For each class of Common Shares, we will accept purchase orders and hold investors’ funds in an interest-bearing escrow account until we receive purchase orders pursuant to this offering for at least 100 investors in such class of Common Shares.

The Fund has applied for exemptive relief from the Securities and Exchange Commission (“SEC”) that, if granted, will permit the Fund to issue multiple classes of Common Shares with, among others, different ongoing shareholder servicing and/or distribution fees; there is no assurance, however, that the relief will be granted. If such relief has not been granted when the Fund commences this offering, the Fund expects to offer only Class I Common Shares until any such relief is granted. There is no guarantee that the SEC will grant the Fund such an exemptive order.

Investing in our Common Shares involves a high degree of risk and, therefore, you should purchase our Common Shares only if you can afford a complete loss of your investment. See “Risk Factors” beginning on page 31 of this prospectus. Also consider the following:

●	We have a limited prior operating history and there is no assurance that we will achieve our investment objective.
●	The majority of our portfolio investments will be recorded at fair value as determined in good faith by our board of trustees and, as a result, there could be uncertainty as to the value of our portfolio investments.
●	Because subscriptions must be submitted at least five business days prior to the first calendar day of each month, you will not know the net offering price per share at which you will be subscribing at the time you subscribe.
●	You should not expect to be able to sell your Common Shares regardless of how we perform.
●	You should consider that you should not expect to have access to the money you invest for an extended period of time.
●	We do not intend to list our Common Shares on any securities exchange, and we do not expect a secondary market in our Common Shares to develop prior to any listing.
●	Because you should not expect to be able to sell your shares, you should not expect to be able to reduce your exposure in any market downturn.
●	At the discretion of our board of trustees, we intend to implement a quarterly share repurchase program, but only a limited number of shares will be eligible for repurchase and repurchases will be subject to available liquidity, among other significant restrictions. As a result, we cannot guarantee that share repurchases will be available each quarter.
●	An investment in our Common Shares is not suitable for you if you need access to the money you invest. See “Suitability Standards” and “Share Repurchase Program.”
●	You will bear substantial fees and expenses in connection with your investment. See “Fees and Expenses.”
●	Because the incentive fee is based on the performance of our portfolio, the Investment Adviser may be incentivized to make investments on our behalf that are riskier or more speculative than would be the case in the absence of such compensation arrangement.
●	We cannot guarantee that we will make distributions, and if we do, we may fund such distributions from sources other than cash flow from operations, including the sale of assets, borrowings, return of capital or offering proceeds, and although we generally expect to fund distributions from cash flow from operations, we have not established limits on the amounts we may pay from such sources. Any capital returned through distributions will be returned after the payment of fees and expenses.
●	Distributions may also be funded in significant part, directly or indirectly, from temporary waivers or expense reimbursements borne by the Investment Adviser or its affiliates, that may be subject to reimbursement to the Investment Adviser or its affiliates. The repayment of any amounts owed to our affiliates will reduce future distributions to which you would otherwise be entitled.
●	We expect to use leverage, which will magnify the potential for loss on amounts invested in us.

●	We qualify as an “emerging growth company” as defined in the Jumpstart Our Business Startups Act and we cannot be certain if the reduced disclosure requirements applicable to emerging growth companies will make our Common Shares less attractive to investors.
●	We expect to invest in securities that are rated below investment grade by independent rating agencies or that would be rated below investment grade if they were rated. Below investment grade securities, which are often referred to as “junk,” have predominantly speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal. They may also be illiquid and difficult to value.

Neither the Securities and Exchange Commission nor any state securities regulator has approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense. Securities regulators have also not passed upon whether this offering can be sold in compliance with existing or future suitability or conduct standards including the ‘Regulation Best Interest’ standard to any or all purchasers.

The use of forecasts in this offering is prohibited. Any oral or written predictions about the amount or certainty of any cash benefits or tax consequences that may result from an investment in our Common Shares is prohibited. No one is authorized to make any statements about this offering different from those that appear in this prospectus.

		Proceeds to
	Price to the	Us, Before
	Public(1)	Expenses(2)
Maximum Offering(3)	$5,000,000,000	$5,000,000,000
Class S Shares, per Share	$25.00	$1,666,666,667
Class D Shares, per Share	$25.00	$1,666,666,667
Class I Shares, per Share	$25.00	$1,666,666,666
(1)	Class S shares, Class D shares and Class I shares are currently being offered on a monthly basis at a price per share equal to the net offering price per share for such class. The table assumes a net offering price per share of $25.00 for each class.
(2)	Neither the Fund nor the Managing Dealer will charge an upfront sales load with respect to Class S shares, Class D shares or Class I shares; however, if you buy Class S shares or Class D shares through certain financial intermediaries, they may directly charge you transaction or other fees, including upfront placement fees or brokerage commissions, in such amount as they may determine, provided that selling agents limit such charges to a 1.5% cap on the net offering price for Class D shares and a 3.5% cap on the net offering price for Class S shares. Selling agents will not charge such fees on Class I shares. We will also pay the following shareholder servicing and/or distribution fees to the Managing Dealer, subject to Financial Industry Regulatory Authority, Inc. (“FINRA”) limitations on underwriting compensation, on a monthly basis: (a) for Class S shares, a shareholder servicing and/or distribution fee equal to 0.85% per annum of the aggregate NAV for the Class S shares and (b) for Class D shares, a shareholder servicing and/or distribution fee equal to 0.25% per annum of the aggregate NAV for the Class D shares. No shareholder servicing and/or distribution fees will be paid with respect to the Class I shares. As set forth in and pursuant to the Managing Dealer Agreement, we will also pay the Managing Dealer certain fees for its services as Managing Dealer, which will be borne indirectly by all shareholders of the Fund. The total amount that will be paid over time for underwriting compensation depends on the average length of time for which shares remain outstanding, the term over which such amount is measured and the performance of our investments. We will also pay or reimburse certain organization and offering expenses, including, subject to FINRA limitations on underwriting compensation, certain wholesaling expenses. See “Plan of Distribution” and “Estimated Use of Proceeds.” The total underwriting compensation and total organization and offering expenses will not exceed 10% and 15%, respectively, of the gross proceeds from this offering. Proceeds are calculated before deducting shareholder servicing and/or distribution fees or organization and offering expenses payable by us, which are paid over time.
(3)	The table assumes that all shares are sold in the primary offering, with 1/3 of the gross offering proceeds from the sale of Class S shares, 1/3 from the sale of Class D shares, and 1/3 from the sale of Class I shares. The number of shares of each class sold and the relative proportions in which the classes of shares are sold are uncertain and may differ significantly from this assumption. We may issue additional shares under our distribution reinvestment plan outside of the primary offering. See “Distribution Reinvestment Plan.”

This prospectus contains important information you should know before investing in the Common Shares. Please read this prospectus before investing and keep it for future reference. We also file periodic and current reports, proxy statements and other information about us with the SEC. This information is available free of charge by contacting us at 200 Park Avenue, 25th Floor, New York, NY 10166, calling us at (212) 970-4800 or visiting our website located at  http://www.gcredbdc.com, when available. Information on our website is not incorporated into or a part of this prospectus. The SEC also maintains a website at http://www.sec.gov that contains this information.

The date of this prospectus is [       ], 2023

SUITABILITY STANDARDS

Common Shares offered through this prospectus are suitable only as a long-term investment for persons of adequate financial means such that they do not have a need for liquidity in this investment. We have established financial suitability standards for initial shareholders in this offering which require that a purchaser of shares have either:

●	a gross annual income of at least $70,000 and a net worth of at least $70,000, or
●	a net worth of at least $250,000.

For purposes of determining the suitability of an investor, net worth in all cases should be calculated excluding the value of an investor’s home, home furnishings and automobiles. In the case of sales to fiduciary accounts, these minimum standards must be met by the beneficiary, the fiduciary account or the donor or grantor who directly or indirectly supplies the funds to purchase the shares if the donor or grantor is the fiduciary.

In addition, we will not sell shares to investors in the states named below unless they meet special suitability standards set forth below:

Alabama — In addition to the suitability standards set forth above, an investment in us will only be sold to Alabama residents that have a liquid net worth of at least 10 times their investment in us and our affiliates.

California — California residents may not invest more than 10% of their liquid net worth in us. Investors who are accredited investors as defined in Regulation D under the Securities Act of 1933, as amended (the “Securities Act”), are not subject to the foregoing investment concentration limit.

Idaho — Purchasers residing in Idaho must have either (a) a liquid net worth of $85,000 and annual gross income of $85,000 or (b) a liquid net worth of $300,000. Additionally, the total investment in us shall not exceed 10% of their liquid net worth.

Iowa — Iowa investors must (i) have either (a) an annual gross income of at least $100,000 and a net worth of at least $100,000, or (b) a net worth of at least $350,000 (net worth should be determined exclusive of home, auto and home furnishings); and (ii) limit their aggregate investment in this offering and in the securities of other non-traded business development companies (“BDCs”) to 10% of such investor’s liquid net worth (liquid net worth should be determined as that portion of net worth that consists of cash, cash equivalents and readily marketable securities). Purchasers who are accredited investors as defined in Regulation D under the Securities Act, are not subject to the foregoing concentration limit.

Kansas — It is recommended by the Office of the Securities Commissioner that Kansas investors limit their aggregate investment in our securities and other non-traded business development companies to not more than 10% of their liquid net worth. For these purposes, liquid net worth shall be defined as that portion of total net worth (total assets minus total liabilities) that is comprised of cash, cash equivalents and readily marketable securities.

Kentucky — A Kentucky investor may not invest more than 10% of its liquid net worth in us or our affiliates. “Liquid net worth” is defined as that portion of net worth that is comprised of cash, cash equivalents and readily marketable securities.

Maine — The Maine Office of Securities recommends that an investor’s aggregate investment in this offering and similar direct participation investments not exceed 10% of the investor’s liquid net worth. For this purpose, “liquid net worth” is defined as that portion of net worth that consists of cash, cash equivalents and readily marketable securities.

Massachusetts — In addition to the suitability standards set forth above, Massachusetts residents may not invest more than 10% of their liquid net worth in us and in other illiquid direct participation programs.

Missouri — In addition to the suitability standards set forth above, no more than 10% of any Missouri investor’s liquid net worth shall be invested in us.

Nebraska — In addition to the suitability standards set forth above, Nebraska investors must limit their aggregate investment in this offering and the securities of other business development companies to 10% of such investor’s net worth. Investors who are accredited investors as defined in Regulation D under the Securities Act are not subject to the foregoing investment concentration limit.

New Jersey — New Jersey investors must have either (a) a minimum liquid net worth of $100,000 and a minimum annual gross income of $85,000, or (b) a minimum liquid net worth of $350,000. For these purposes, “liquid net worth” is defined as that portion of net worth (total assets exclusive of home, home furnishings and automobiles, minus total liabilities) that consists of cash, cash equivalents and readily marketable securities. In addition, a New Jersey investor’s investment in us, our affiliates and other non-publicly-traded direct investment programs (including real estate investment trusts, business development companies, oil and gas programs, equipment leasing programs and commodity pools, but excluding unregistered, federally and state exempt private offerings) may not exceed 10% of his or her liquid net worth.

New Mexico — In addition to the general suitability standards listed above, a New Mexico investor may not invest, and we may not accept from an investor more than ten percent (10%) of that investor’s liquid net worth in shares of us, our affiliates and in other non-traded business development companies. Liquid net worth is defined as that portion of net worth which consists of cash, cash equivalents and readily marketable securities.

North Dakota — Purchasers residing in North Dakota must have a net worth of at least ten times their investment in us.

Ohio — It is unsuitable for Ohio residents to invest more than 10% of their liquid net worth in the issuer, affiliates of the issuer and in any other non-traded BDC. “Liquid net worth” is defined as that portion of net worth (total assets exclusive of primary residence, home furnishings and automobiles, minus total liabilities) comprised of cash, cash equivalents and readily marketable securities.

Oklahoma — Purchasers residing in Oklahoma may not invest more than 10% of their liquid net worth in us.

Oregon — In addition to the suitability standards set forth above, Oregon investors may not invest more than 10% of their liquid net worth in us and our affiliates. Liquid net worth is defined as net worth excluding the value of the investor’s home, home furnishings and automobile.

Puerto Rico — Purchasers residing in Puerto Rico may not invest more than 10% of their liquid net worth in us, our affiliates and other non-traded business development companies. For these purposes, “liquid net worth” is defined as that portion of net worth (total assets exclusive of primary residence, home furnishings and automobiles minus total liabilities) consisting of cash, cash equivalents and readily marketable securities.

Tennessee — Purchasers residing in Tennessee must have a liquid net worth of at least ten times their investment in us.

Vermont — Accredited investors in Vermont, as defined in 17 C.F.R. §230.501, may invest freely in this offering. In addition to the suitability standards described above, non-accredited Vermont investors may not purchase an amount in this offering that exceeds 10% of the investor’s liquid net worth. For these purposes, “liquid net worth” is defined as an investor’s total assets (not including home, home furnishings or automobiles) minus total liabilities.

The Investment Adviser, those selling shares on our behalf and participating brokers and registered investment advisers recommending the purchase of shares in this offering are required to make every reasonable effort to determine that the purchase of shares in this offering is a suitable and appropriate investment for each investor based on information provided by the investor regarding the investor’s financial situation and investment objectives and must maintain records for at least six years after the information is used to determine that an investment in our shares is suitable and appropriate for each investor. In making this determination, the participating broker, registered investment adviser, authorized representative or other person selling shares will, based on a review of the information provided by the investor, consider whether the investor:

●	meets the minimum income and net worth standards established in the investor’s state;
●	can reasonably benefit from an investment in our Common Shares based on the investor’s overall investment objectives and portfolio structure;
●	is able to bear the economic risk of the investment based on the investor’s overall financial situation, including the risk that the investor may lose its entire investment; and
●	has an apparent understanding of the following:
●	the fundamental risks of the investment;

●	the lack of liquidity of our shares;
●	the background and qualification of our Investment Adviser; and
●	the tax consequences of the investment.

In addition to investors who meet the minimum income and net worth requirements set forth above, our shares may be sold to financial institutions that qualify as “institutional investors” under the state securities laws of the state in which they reside. “Institutional investor” is generally defined to include banks, insurance companies, investment companies as defined in the 1940 Act, pension or profit sharing trusts and certain other financial institutions. A financial institution that desires to purchase shares will be required to confirm that it is an “institutional investor” under applicable state securities laws.

In addition to the suitability standards established herein, (i) a participating broker may impose additional suitability requirements and investment concentration limits to which an investor could be subject and (ii) various states may impose additional suitability standards, investment amount limits and alternative investment limitations.

Broker-dealers must comply with Regulation Best Interest, which, among other requirements, enhances the existing standard of conduct for broker-dealers and establishes a “best interest” obligation for broker-dealers and their associated persons when making recommendations of any securities transaction or investment strategy involving securities to a retail customer. The obligations of Regulation Best Interest are in addition to, and may be more restrictive than, the suitability requirements listed above. When making such a recommendation to a retail customer, a broker-dealer must, among other things, act in the best interest of the retail customer at the time a recommendation is made, without placing its interests ahead of its retail customer’s interests. A broker-dealer may satisfy the best interest standard imposed by Regulation Best Interest by meeting disclosure, care, conflict of interest and compliance obligations. Regulation Best Interest also requires registered investment advisers and registered broker-dealers to provide a brief relationship summary to retail investors. This relationship summary, referred to as Form CRS, is not a prospectus. Investors should refer to the prospectus for detailed information about this offering before deciding to purchase Common Shares. Currently, there is no administrative or case law interpreting Regulation Best Interest and the full scope of its applicability on brokers participating in our offering cannot be determined at this time. In addition to Regulation Best Interest, certain states, including Massachusetts, have adopted or may adopt state-level standards that seek to further enhance the broker-dealer standard of conduct to a fiduciary standard for all broker-dealer recommendations made to retail customers in their states. In comparison to the standards of Regulation Best Interest, the Massachusetts fiduciary standard, for example, requires broker-dealers to adhere to the duties of utmost care and loyalty to customers. The Massachusetts standard requires a broker-dealer to make recommendations without regard to the financial or any other interest of any party other than the retail customer, and that broker-dealers must make all reasonably practicable efforts to avoid conflicts of interest, eliminate conflicts that cannot reasonably be avoided, and mitigate conflicts that cannot reasonably be avoided or eliminated.

ABOUT THIS PROSPECTUS

Please carefully read the information in this prospectus and any accompanying prospectus supplements, which we refer to collectively as the “prospectus.” You should rely only on the information contained in this prospectus. We have not authorized anyone to provide you with different information. This prospectus may only be used where it is legal to sell these securities. You should not assume that the information contained in this prospectus is accurate as of any date later than the date hereof or such other dates as are stated herein or as of the respective dates of any documents or other information incorporated herein by reference.

We will disclose the most recent NAV and net offering price per share of each class of our Common Shares for each month when available on our website at www.gcredbdc.com. Information contained on our website is not incorporated by reference into this prospectus, and you should not consider that information to be part of this prospectus.

The words “we,” “us,” “our” and the “Fund” refer to Golub Capital Private Credit Fund, together with its consolidated subsidiaries.

Citations included herein to industry sources are used only to demonstrate third-party support for certain statements made herein to which such citations relate. Information included in such industry sources that do not relate to supporting the related statements made herein are not part of this prospectus and should not be relied upon.

SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

This prospectus, including the documents that we incorporate by reference herein, contains, and any applicable prospectus supplement or free writing prospectus, including the documents we incorporate by reference therein, may contain forward-looking statements, which relate to future events or our future performance or financial condition. Some of the statements in this prospectus constitute forward-looking statements, which relate to future events or our future performance or financial condition. The forward-looking statements contained or incorporated by reference in this prospectus and any applicable prospectus supplement or free writing prospectus may involve risks and uncertainties, including statements as to:

●	our future operating results;
●	our business prospects and the prospects of our portfolio companies, including our and their ability to achieve our respective objectives due to disruptions, including those caused by global health pandemics, such as the COVID-19 pandemic, or other large scale events;
●	the effect of investments that we expect to make and the competition for those investments;
●	our contractual arrangements and relationships with third parties;
●	actual and potential conflicts of interest with GC Advisors and other affiliates of Golub Capital;
●	the dependence of our future success on the general economy and its effect on the industries in which we invest;
●	the ability of our portfolio companies to achieve their objectives;
●	the use of borrowed money to finance a portion of our investments;
●	the adequacy of our financing sources and working capital;
●	the timing of cash flows, if any, from the operations of our portfolio companies;
●	general economic and political trends and other external factors, including the COVID-19 pandemic;
●	changes in political, economic or industry conditions, the interest rate environment or conditions affecting the financial and capital markets that could result in changes to the value of our assets;
●	elevating levels of inflation, and its impact on us, on our portfolio companies and on the industries in which we invest;

●	the ability of GC Advisors to locate suitable investments for us and to monitor and administer our investments;
●	the ability of GC Advisors or its affiliates to attract and retain highly talented professionals;
●	the ability of GC Advisors to continue to effectively manage our business due to disruptions, including those caused by global health pandemics, such as the COVID-19 pandemic, or other large scale events;
●	turmoil in Ukraine and Russia, including sanctions related to such turmoil, and the potential for volatility in energy prices and other supply chain issues and any impact on the industries in which we invest;
●	our ability to qualify and maintain our qualification as a RIC and as a business development company;
●	the impact of information technology systems and systems failures, including data security breaches, data privacy compliance, network disruptions and cybersecurity attacks;
●	general price and volume fluctuations in the stock markets;
●	the impact on our business of Dodd-Frank and the rules and regulations issued thereunder and any actions toward repeal thereof; and
●	the effect of changes to tax legislation and our tax position.

Such forward-looking statements may include statements preceded by, followed by or that otherwise include the words “may,” “might,” “will,” “intend,” “should,” “could,” “can,” “would,” “expect,” “believe,” “estimate,” “anticipate,” “predict,” “potential,” “plan” or similar words. The forward looking statements contained in this prospectus and any applicable prospectus supplement or free writing prospectus involve risks and uncertainties. Our actual results could differ materially from those implied or expressed in the forward-looking statements for any reason, including the factors set forth as “Risk Factors” in this prospectus.

Discussions containing forward-looking statements may be found in the sections titled “Business,” “Risk Factors,” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” included in our first Annual Report on Form 10-K, as well as any amendments reflected in subsequent filings with the SEC.

We have based the forward-looking statements included in this prospectus, any prospectus supplement, free writing prospectus and documents incorporated by reference into this prospectus on information available to us on the applicable date of the relevant document. Actual results could differ materially from those anticipated in our forward-looking statements and future results could differ materially from historical performance. You are advised to consult any additional disclosures that we may make directly to you or through reports that we have filed or in the future may file with the SEC, including annual reports on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K. This prospectus, any prospectus supplement, free writing prospectus and documents incorporated by reference into this prospectus contains or may contain statistics and other data that have been obtained from or compiled from information made available by third-party service providers. We have not independently verified such statistics or data.

PROSPECTUS SUMMARY

This prospectus summary highlights certain information contained elsewhere in this prospectus. This is only a summary and it may not contain all of the information that is important to you. Before deciding to invest in this offering, you should carefully read this entire prospectus, including the “Risk Factors” section.

Q:What is Golub Capital Private Credit Fund?

A:

We are a newly organized Delaware statutory trust formed on May 13, 2022. We are a non-diversified, closed-end management investment company that has elected to be regulated as a business development company (“BDC”) under the Investment Company Act of 1940, as amended (the “1940 Act”). We are externally managed by our Investment Adviser, GC Advisors LLC (the “Investment Adviser” or “GC Advisors”), an affiliate of Golub Capital. “Golub Capital” refers, collectively, to the activities and operations of Golub Capital LLC (formerly Golub Capital Management LLC), which entity employs all of Golub Capital’s investment professionals, GC Advisors and associated investment funds and their respective affiliates.

Q:Who is Golub Capital?

A:

Golub Capital, founded in 1994, is a leading lender to middle market companies, with a long track record of investing in senior secured, one stop, second lien and subordinated loans. As of April 1, 2023, Golub Capital has over $60 billion of capital under management. Since its inception, Golub Capital has closed deals with over 370 middle market sponsors and repeat transactions with over 250 sponsors. Golub Capital believes that financings with existing borrowers have attractive risk-return characteristics and that our knowledge of the portfolio company, management team and private equity sponsor give us an edge in evaluating risk.

Golub Capital’s middle market lending group is managed by an eight-member senior management team consisting of Lawrence E. Golub, David B. Golub, Andrew H. Steuerman, Gregory W. Cashman, Spyro G. Alexopoulos, Marc C. Robinson, Robert G. Tuchscherer and Jason J. Van Dussen. As of March 31, 2023, Golub Capital had more than 170 investment professionals supported by more than 600 administrative and back office personnel that focus on operations, finance, legal and compliance, accounting and reporting, marketing, information technology and office management.

Q:What is your investment objective?

A:Our investment objective is to generate current income and capital appreciation.

Q:What is your investment strategy?

A:We will seek to meet our investment objective by:

●	accessing the established loan origination channels developed by Golub Capital, a leading lender to U.S. middle market companies with over $60 billion in capital under management as of April 1, 2023;
●	selecting liquid and illiquid credit investments of U.S. companies, and, to a lesser extent, non-U.S. companies, in the middle market and upper middle market;
●	partnering with experienced private equity firms, or sponsors, in many cases with whom Golub Capital has invested alongside in the past;
●	implementing the disciplined underwriting standards of Golub Capital; and
●	drawing upon the aggregate experience and resources of Golub Capital.

In this prospectus, the term “middle market” generally refers to companies having earnings before interest, taxes, depreciation and amortization, or having EBITDA, of less than $100 million annually and the term “upper middle market” refers generally to companies having EBITDA of $100 million or greater annually.

Q:What types of investments do you intend to make?

A:

Under normal circumstances, we will invest at least 80% of our total assets (net assets plus borrowings for investment purposes) directly or indirectly in private credit investments (loans, bonds and other credit and related instruments that are issued in private offerings or issued by private companies).

Once we have invested a substantial amount of proceeds from this offering and the Private Offering (as defined below and, together with this offering, the “offerings”), under normal circumstances, we expect that the majority of our portfolio will be directly or indirectly invested in privately originated and privately negotiated investments, predominantly through direct lending to U.S. private companies in the middle market and upper middle market in the form of one stop and other senior secured loans. We will also selectively invest in second lien and subordinated loans (including loans that rank senior only to a borrower’s equity securities and ranks junior to all of such borrower’s other indebtedness in priority of payment) of private companies. We may also invest in liquid credit instruments, including secured floating rate syndicated loans, securitized products and corporate bonds, and our portfolio may, but will not necessarily, initially be comprised of a greater percentage of such instruments than it will as our investment program matures, though the exact allocation may vary from time to time depending on market conditions and available investment opportunities. Our portfolio may also include equity interests such as preferred equity, debt investments accompanied by equity-related securities (including warrants) and, to a limited extent, common equity investments, which generally would be obtained as part of providing a broader financing solution.

Under normal conditions and once we have invested a substantial amount of proceeds from the offerings, we expect to make investments that typically will have position sizes under 1% of our portfolio, on average. We expect to selectively invest more than 1% of our portfolio in some of our portfolio companies and generally expect that the size of our individual investments will vary proportionately with the size of our capital base, particularly during the period prior to raising sufficient capital, which may result in larger individual investments when and if our capital base increases. We may invest in companies of any size or capitalization.

We intend to primarily invest in U.S. middle market and upper middle market companies and, to the extent we invest in foreign companies, we intend to do so in accordance with the limits of the 1940 Act applicable to business development companies and only in jurisdictions with established legal frameworks and a history of respecting creditors rights as well as investment grade sovereign credit ratings, which generally includes countries that are members of the Organisation for Economics Co-operation and Development (“OECD”) such as the United Kingdom, countries that are members of the European Union, as well as Canada, Australia and Japan, among others. Subject to the limitations of the 1940 Act, we may invest in loans or other securities, the proceeds of which may refinance or otherwise repay debt or securities of companies whose debt is owned by other funds affiliated with Golub Capital. From time to time, we may co-invest with other funds affiliated with Golub Capital. See “Investment Objectives and Strategies.”

We generally expect to invest in instruments that have been rated below investment grade by independent rating agencies or that would be rated below investment grade if they were rated. These investments, which are often referred to as “junk,” have predominantly speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal. In addition, many of the Fund’s debt investments have floating interest rates that reset on a periodic basis and typically do not fully pay down principal prior to maturity, which may increase the Fund’s risk of losing part or all of its investment.

We may engage in hedging transactions to the limited extent such transactions are permitted under the 1940 Act and applicable commodities laws. We could, for example, use instruments such as interest rate swaps, caps, collars and floors and, if we were to invest in foreign securities, we could use instruments such as forward contracts or currency options in currencies selected to hedge against fluctuations in the relative values of our portfolio positions from changes in currency exchange rates and market interest rates. We could also, for example, borrow under a credit facility in currencies selected to minimize our foreign currency exposure. There can be no assurance any hedging strategy we employ will be successful.

Our investments are subject to a number of risks. See “Investment Objectives and Strategies” and “Risk Factors.”

Q:What is an originated loan?

A:

An originated loan is a loan where we source and lend directly to the borrower and hold the loan to exit / realization. This is distinct from a syndicated loan, which is generally underwritten by a bank and then syndicated, or sold, in several pieces to other investors. Originated loans are generally held until maturity or until they are refinanced by the borrower. Syndicated loans, unlike originated loans, often have liquid markets and can be traded by investors.

Q:Why do you intend to invest in liquid credit investments in addition to originated loans?

A:

We currently anticipate investing in liquid credit investments to, among other reasons, help maintain liquidity to satisfy any share repurchases we choose to make in our sole discretion and manage cash, while also seeking attractive investment returns. Our liquid credit investments may include syndicated loans, high yield bonds, as well as structured credit, CLOs, special situations and related credit instruments. We expect these investments, should we make them, to be consistent with our risk/return profile and serve as a source of liquidity for us.

Q:	What potential strengths does the Investment Adviser offer?
A:

Golub Capital specializes in delivering reliable, creative and compelling financing solutions to companies backed by private equity sponsors. We believe that Golub Capital has the scale and platform to effectively manage a U.S. private credit investment strategy, offering investors the following potential strengths:

Deep, Experienced Management Team. We are managed by GC Advisors, which, as of March 31, 2023, has access through a staffing agreement (the “Staffing Agreement”) to the resources and expertise of Golub Capital’s more than 800 employees, led by Lawrence E. Golub and David B. Golub. As of March 31, 2023, Golub Capital’s more than 170 investment professionals had an average of approximately 13 years of investment experience and were supported by more than 600 administrative and back office personnel that focus on operations, finance, legal and compliance, accounting and reporting, marketing, information technology and office management. GC Advisors also manages (i) Golub Capital BDC, Inc., a Delaware corporation (“GBDC”); (ii) Golub Capital BDC 3, Inc., a Maryland corporation (“GBDC 3”); (iii) Golub Capital Direct Lending Corporation, a Maryland corporation (“GDLC”); (iv) Golub Capital BDC 4, Inc., a Maryland corporation (“GBDC 4”); and (v) Golub Capital Direct Lending Unlevered Corporation, a Maryland corporation (“GDLCU”), each of which has elected to be regulated as a business development company and, in the case of GBDC, whose shares of common stock are publicly traded on the Nasdaq Global Select Market. Golub Capital seeks to hire and retain high-quality investment professionals and reward those personnel based on investor returns.

Leading U.S. Debt Platform Provides Access to Proprietary Relationship-Based Deal Flow. GC Advisors gives us access to the deal flow of Golub Capital, one of the leading middle market lenders in the United States. Golub Capital has been a top 3 Traditional Middle Market Bookrunner each year from 2008 through 2021 for senior secured loans of up to $500 million for leveraged buyouts based on number of deals completed, according to Thomson Reuters LPC and internal data. We believe this market position makes Golub Capital the first choice lender to many sponsors. Since its inception, Golub Capital has closed deals with over 370 middle market sponsors and repeat transactions with over 250 sponsors. We believe that Golub Capital receives relationship-based “early looks” and “last looks” at many investment opportunities in the U.S. middle market, allowing it to be highly selective in the transactions it pursues.

Disciplined Investment and Underwriting Process. GC Advisors utilizes the established investment process of Golub Capital for reviewing lending opportunities, structuring transactions and monitoring investments. Using its disciplined approach to lending, GC Advisors seeks to minimize credit losses through effective underwriting, comprehensive due diligence investigations, structuring and the implementation of restrictive debt covenants. We expect that GC Advisors will select borrowers whose businesses will retain significant value, even in a depressed market or a distressed sale. GC Advisors intends to reduce risk further by focusing on repeat transactions with proven, successful sponsors. While emphasizing thorough credit analysis, GC Advisors intends to maintain strong relationships with sponsors by offering rapid initial feedback from senior investment professionals on each investment opportunity.

Regimented Credit Monitoring. Following each investment, GC Advisors implements a regimented credit monitoring system. This careful approach, which involves ongoing review and analysis by teams of professionals, has enabled GC Advisors to identify problems early and to assist borrowers before they face difficult liquidity constraints. If necessary, GC Advisors can assume the role of deal sponsor in a work-out situation and has extensive restructuring experience, both in and out of bankruptcy. GC Advisors believes in the need to prepare for possible negative contingencies in order to address them promptly should they arise.

Concentrated Middle Market Focus. Because of our focus on the middle market, we understand the following general characteristics of middle market lending:

●	middle market companies are generally less leveraged than large companies and, we believe, offer more attractive investment returns in the form of upfront fees, prepayment penalties and higher interest rates;
●	middle market issuers are more likely to have simple capital structures;
●	carefully structured covenant packages enable middle market lenders to take early action to remediate poor financial performance; and
●	middle market lenders can undertake thorough due diligence investigations prior to investment.
Q:	What is the market opportunity?
A:

We intend to pursue an investment strategy focused on investing primarily in newly originated first lien, senior secured, floating rate loans in U.S. middle market companies in industries that we believe are resistant to recession. We find the middle market attractive for the following reasons:

Target Market. We believe that small and middle market companies in the United States with annual revenues between $10 million and $2.5 billion represent a significant growth segment of the U.S. economy and often require substantial capital investments to grow. Middle market companies have generated a significant number of investment opportunities for investment funds managed or advised by Golub Capital, and we believe that this market segment will continue to produce significant investment opportunities for us. We intend to focus our portfolio on borrowers in what we believe are recession resistant industries and/or believed to be insulated from the effects of COVID-19.

Specialized Lending Requirements. We believe that several factors render many U.S. financial institutions ill-suited to lend to U.S. middle market companies. For example, based on the experience of our management team, lending to U.S. middle market companies (1) is generally more labor intensive than lending to larger companies due to the smaller size of each investment and the fragmented nature of information for such companies, (2) requires due diligence and underwriting practices consistent with the demands and economic limitations of the middle market and (3) also requires more extensive ongoing monitoring by the lender.

Demand for Debt Capital. We believe there is a large pool of committed but uninvested private equity capital for middle market companies. We expect private equity firms will seek to leverage their investments by combining equity capital with senior secured loans and subordinated debt from other sources, such as us.

Competition from Bank Lenders. We believe that many traditional bank lenders to middle market businesses have either exited or de-emphasized their service and product offerings in the middle market. These traditional lenders have instead focused on lending and providing other services to large corporate clients. We believe this has resulted in fewer key players and the reduced availability of debt capital to the companies we target.

Market Environment. We believe middle market investments are likely to excel in uncertain market environments such as the current market environment following the COVID-19 outbreak that began in December 2019, and that these investments have historically generated premium yields with more desirable structures for lenders as compared to large corporate loans.1 In addition, we believe the recent credit market dislocation will accelerate the market share shift toward well-positioned larger platforms. On the other hand, we believe that there has been increased competition for direct lending to middle market businesses, which would be expected to result in less favorable pricing terms for our potential investments. If we match our competitors’ pricing, terms and structure, we would expect to experience decreased net interest income, lower yields and increased risk of credit loss. However, we believe that Golub Capital’s scale, product suite, entrenched relationships and strong market position will continue to allow us to find investment opportunities with attractive risk-adjusted returns.

1Standard & Poor’s “High-End Middle Market Lending Review Q4 2021” – New-issue first-lien yield-to-maturity. Middle Market loans have, on average, generated higher yields in comparison to large corporate loans based on data starting in June 2005.

Q:	How will you identify investments?
A:

The Investment Adviser sources investment opportunities through access to a network of over 10,000 individual contacts developed in the financial services and related industries by Golub Capital and managed through a proprietary customer relationship database. Among these contacts is an extensive network of private equity firms and relationships with leading middle market senior lenders. The senior deal professionals of Golub Capital supplement these leads through personal visits and marketing campaigns. It is their responsibility to identify specific opportunities, to refine opportunities through candid exploration of the underlying facts and circumstances and to apply creative and flexible thinking to solve clients’ financing needs. The investment professionals of Golub Capital have a long and successful track record investing in companies across many industry sectors. Collectively, these investment professionals have completed investments in over 2,300 loans/transactions at Golub Capital. Golub Capital’s investments have been made in the following industries, among others: healthcare, restaurant and retail, software, digital and technology services, specialty manufacturing, business services, consumer products and services, food and beverages, aerospace and defense and value-added distribution.

Q:Will you use leverage?

A:

Yes. We intend to finance our investments with borrowed money. The amount of leverage that we employ will depend on GC Advisors’ and our board of trustees’ assessment of market and other factors at the time of any proposed borrowing. While we intend to target a leverage ratio of 1.0x to 1.5x debt-to-equity, this limitation will not prevent us from incurring additional leverage or otherwise exceeding such leverage ratio to the full extent permissible under the 1940 Act, including during periods when we are experiencing unusual market volatility or other unexpected conditions. We could issue senior debt securities to banks, insurance companies and other lenders, and/or issue unsecured debt or notes through one or more wholly-owned CLOs. Under the terms of our Declaration of Trust, the board of trustees may authorize us to issue preferred shares in one or more classes or series without shareholder approval, to the extent permitted by the 1940 Act. In addition, investment in leveraged companies involves a number of significant risks. Leveraged companies in which we invest could have limited financial resources and could be unable to meet their obligations under their debt securities that we hold.

Q:	How will the Fund be allocated investment opportunities?
A:

The Investment Adviser and its affiliates currently manage GBDC, GBDC 3, GDLC, GBDC 4, GDLCU and multiple private funds and separate accounts that pursue an investment strategy similar to or overlapping with ours, some of which will seek additional capital from time to time. We compete with these, and other accounts sponsored or managed by GC Advisors and its affiliates, for capital and investment opportunities. As a result, GC Advisors and its affiliates face conflicts in the allocation of investment opportunities among us and other accounts advised by or affiliated with GC Advisors and, in certain circumstances, in the timing of the sale of an investment. See “Potential Conflicts of Interest.”

The Investment Adviser and its affiliates will share any investment and sale opportunities with its other clients and us in accordance with the Advisers Act of 1940, as amended (the “Advisers Act”), and firm-wide allocation policies, which generally provide for sharing pro rata based on targeted acquisition size or targeted sale size.

In addition, as a BDC regulated under the 1940 Act, we are subject to certain limitations relating to co-investments and joint transactions with affiliates, which likely in certain circumstances limit the Fund’s ability to make investments or enter into other transactions alongside other clients.

We expect to co-invest on a concurrent basis with other affiliates of GC Advisors, unless doing so is impermissible with existing regulatory guidance, applicable regulations, the terms of any exemptive relief granted to us and our allocation procedures. On February 27, 2017 and amended by the order issued on January 13, 2023, GC Advisors and certain other funds and accounts sponsored or managed by GC Advisors and its affiliates received exemptive relief from the SEC that permits us greater flexibility to negotiate the terms of co-investments if our board of trustees determines that it would be advantageous for us to co-invest with other accounts sponsored or managed by GC Advisors or its affiliates in a manner consistent with our investment objectives, positions, policies, strategies and restrictions as well as regulatory requirements and other pertinent factors. We believe that co-investment by us and accounts sponsored or managed by GC Advisors and its affiliates affords us additional investment opportunities and the ability to achieve greater diversification. Under the terms of this exemptive relief, a “required majority” (as defined in Section 57(o) of the 1940 Act) of our trustees whom are independent of us, the Investment Adviser and Golub Capital (“Independent Trustees”) is required to make certain conclusions in connection with a co-investment transaction, including that (1) the terms of the proposed transaction are reasonable and fair to us and our shareholders and do not involve overreaching of us or our shareholders on the part of any person concerned and (2) the transaction is consistent with the interests of our shareholders and is consistent with our investment strategies and policies. Our board of trustees regularly reviews the allocation policy of Golub Capital and annually reviews the code of ethics of GC Advisors.

Q:	How is an investment in your Common Shares different from an investment in listed BDCs or a private BDC with a finite life?
A:	An investment in our Common Shares generally differs from an investment in listed BDCs in a number of ways, including:
●	Shares of listed BDCs are priced by the trading market, which is influenced generally by numerous factors, not all of which are related to the underlying value of the entity’s assets and liabilities. Our board of trustees, rather than the “market,” determined the initial offering price of our Common Shares in its sole discretion after considering the initial public offering prices per share of other blind pool non-traded BDCs. The estimated value of our assets and liabilities is used to determine our NAV. The NAV of non-traded BDCs, such as the Fund, may be subject to volatility related to the values of their underlying assets.
●	An investment in our shares has limited or no liquidity outside of our share repurchase program and our share repurchase program may be modified or suspended. In contrast, an investment in a listed BDC is a liquid investment, as shares can be sold on an exchange at any time the exchange is open.
●	Some listed BDCs are often self-managed, whereas our investment operations are managed by the Investment Adviser, which is part of Golub Capital.
●	Listed BDCs may be reasonable alternatives to the Fund, and may be less costly and less complex with fewer and/or different risks than we have. Such listed BDCs will likely have a longer track record that investors can evaluate and transactions for listed securities often involve nominal or no commissions.
●	Unlike the offering of a listed BDC, this offering will be registered in every state in which we are offering and selling shares. As a result, we include certain limits in our governing documents that are not typically provided for in the charter of a listed BDC. For example, our Declaration of Trust limits the fees we may pay to the Investment Adviser. A listed BDC does not typically provide for these restrictions within its charter. A listed BDC is, however, subject to the governance requirements of the exchange on which its shares are traded, including requirements relating to its board of trustees, audit committee, independent trustee oversight of executive compensation and the trustee nomination process, code of conduct, shareholder meetings, related party transactions, shareholder approvals and voting rights.

Although we expect to follow many of these same governance guidelines, there is no requirement that we do so unless it is required for other reasons. Both listed BDCs and non-traded BDCs are subject to the requirements of the 1940 Act and the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

An investment in our Common Shares in this offering differs from an investment in a BDC offered through private placement in several ways, including:

●	Our Common Shares in this offering may be purchased by any investor who meets the minimum suitability requirements described under “Suitability Standards” in this prospectus. While the standard varies by state, it generally requires that a potential investor has either (i) both net worth and annual net income of $70,000, or (ii) net worth of at least $250,000 (for this purpose, net worth does not include an investor’s home, home furnishings and personal automobiles). In contrast, privately placed BDCs are generally only sold to investors that qualify as either an “accredited investor” as defined under Regulation D under the Securities Act, or as a “qualified purchaser” as defined under the 1940 Act.
●	Purchases of our Common Shares in this offering must be fully funded at the time of subscription. In contrast, investors typically make an upfront commitment in the context of a privately placed BDC and their capital is subsequently called over time as investments are made.
●	We have a perpetual life and may continue to take in new capital on a continuous basis at a value generally equal to our NAV per share. We will be continually originating new investments to the extent we raise additional capital. We will also be regularly recycling capital from our existing investors into new investments. In contrast, privately placed BDCs generally have a finite offering period and an associated designated time period for investment. In addition, many privately placed BDCs have either a finite life or time period by which a liquidity event must occur or fund operations must be wound down, which may limit the ability of the fund to recycle investments.
Q:	For whom may an investment in your Common Shares be appropriate?
A:	An investment in our Common Shares may be appropriate for you if you:
●	meet the minimum suitability standards described above under “Suitability Standards;”
●	seek to allocate a portion of your investment portfolio to a direct investment vehicle with an income-oriented portfolio of primarily U.S. credit investments;
●	seek to receive current income through regular distribution payments;
●	wish to obtain the potential benefit of long-term capital appreciation; and
●	are able to hold your shares as a long-term investment and do not need liquidity from your investment in the near future.

We cannot assure you that an investment in our Common Shares will allow you to realize any of these objectives. An investment in our Common Shares is only intended for investors who do not need the ability to sell their shares in the near future since we are not obligated to offer to repurchase any of our Common Shares in any particular quarter. See “Share Repurchase Program.”

Q:	Are there any non-investment related risks involved in buying your Common Shares?
A:

Investing in our Common Shares involves a high degree of risk. If we are unable to effectively manage the impact of these risks, we may not meet our investment objective and, therefore, you should purchase our Common Shares only if you can afford a complete loss of your investment. An investment in our Common Shares involves significant known risks and is intended only for investors with a long-term investment horizon and who do not require immediate liquidity or guaranteed income. Some of the more significant risks relating to an investment in our Common Shares include those listed below:

●	We have limited prior operating history and there is no assurance that we will achieve our investment objective.
●	The majority of our portfolio investments will be recorded at fair value as determined in good faith by our board of trustees and, as a result, there could be uncertainty as to the value of our portfolio investments.
●	Because subscriptions must be submitted at least five business days prior to the first calendar day of each month, you will not know the net offering price per share at which you will be subscribing at the time you subscribe.
●	You should not expect to be able to sell your Common Shares regardless of how we perform.
●	You should consider that you should not expect to have access to the money you invest for an extended period of time.
●	We do not intend to list our Common Shares on any securities exchange, and we do not expect a secondary market in our Common Shares to develop prior to any listing.
●	Because you should not expect to be able to sell your shares, you should not expect to be able to reduce your exposure in any market downturn.
●	At the discretion of our board of trustees, we intend to implement a quarterly share repurchase program, but only a limited number of shares will be eligible for repurchase and repurchases will be subject to available liquidity, among other significant restrictions. As a result, we cannot guarantee that share repurchases will be available each quarter.
●	An investment in our Common Shares is not suitable for you if you need access to the money you invest. See “Suitability Standards” and “Share Repurchase Program.”

●	You will bear substantial fees and expenses in connection with your investment. See “Fees and Expenses.”
●	Because the incentive fee is based on the performance of our portfolio, the Investment Adviser may be incentivized to make investments on our behalf that are riskier or more speculative than would be the case in the absence of such compensation arrangement.
●	We cannot guarantee that we will make distributions, and if we do, we may fund such distributions from sources other than cash flow from operations, including the sale of assets, borrowings, return of capital or offering proceeds, and although we generally expect to fund distributions from cash flow from operations, we have not established limits on the amounts we may pay from such sources. Any capital returned through distributions will be returned after the payment of fees and expenses.
●	Distributions may also be funded in significant part, directly or indirectly, from temporary waivers or expense reimbursements borne by the Investment Adviser or its affiliates that may be subject to reimbursement to the Investment Adviser or its affiliates. The repayment of any amounts owed to our affiliates will reduce future distributions to which you would otherwise be entitled.
●	We expect to use leverage, which will magnify the potential for loss on amounts invested in us.
●	We qualify as an “emerging growth company” as defined in the Jumpstart Our Business Startups Act (the “JOBS Act”) and we cannot be certain if the reduced disclosure requirements applicable to emerging growth companies will make our Common Shares less attractive to investors.
●	We expect to invest in securities that are rated below investment grade by independent rating agencies or that would be rated below investment grade if they were rated. Below investment grade securities, which are often referred to as “junk,” have predominantly speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal. They may also be illiquid and difficult to value.
Q:	What is the role of your board of trustees?
A:

We operate under the direction of our board of trustees, the members of which are accountable to us and our shareholders as fiduciaries. We have seven trustees, five of whom are Independent Trustees. Our Independent Trustees are responsible for, among other things, reviewing the performance of the Investment Adviser and approving the compensation paid to the Investment Adviser and its affiliates. The names and biographical information of our trustees are provided under “Management of the Fund—Board of Trustees.”

Q:	What are the differences among the Class S, Class D and Class I Common Shares being offered and the Class F Shares previously offered in the Private Offering?
A:

We are currently offering to the public three separate classes of Common Shares: Class S shares, Class D shares and Class I shares. Prior to the commencement of this offering, we conducted a private offering of Class F shares (the “Private Offering”) to certain accredited investors. Following the completion of the Private Offering and prior to the commencement of this offering, the Fund’s Class F shares were reclassified as Class I shares. The differences among the share classes relate to ongoing shareholder servicing and/or distribution fees or, in the case of Class F shares, the shares’ distribution arrangements. Subject to Financial Industry Regulatory Authority, Inc. (“FINRA”) limitations on underwriting compensation, we will pay the following shareholder servicing and/or distribution fees to the Managing Dealer on a monthly basis:

●	For Class S shares, a shareholder servicing and/or distribution fee equal to 0.85% per annum of the aggregate NAV for the Class S shares; and
●	For Class D shares, a shareholder servicing and/or distribution fee equal to 0.25% per annum of the aggregate NAV for the Class D shares.
●	No shareholder servicing or distribution fees will be paid with respect to the Class I shares.

The shareholder servicing and/or distribution fees are similar to sales commissions. In addition, although neither the Fund nor the Managing Dealer will charge an upfront sales loads with respect to Class S shares, Class D shares or Class I shares and none were paid for Class F shares, if you buy Class S shares or Class D shares through certain financial intermediaries, they may directly charge you transaction or other fees, including upfront placement fees or brokerage commissions, in such amount as they may determine, provided that selling agents limit such charges to a 1.5% cap on the net offering price for Class D shares and a 3.5% cap on the net offering price for Class S shares. Selling agents will not charge such fees on Class I shares and none were charged for Class F shares. In addition, as set forth in and pursuant to the Managing Dealer Agreement, we will also pay the Managing Dealer certain fees for its services as Managing Dealer, which will be borne indirectly by all shareholders of the Fund. See “Plan of Distribution—Underwriting Compensation.” See “Description of Our Shares” and “Plan of Distribution” for a discussion of the differences between each share class.

Assuming a constant net offering price per share of $25.00, we expect that a one-time investment in 400 shares of each class of our Common Shares (representing an aggregate net offering price of $10,000 for each class) would be subject to the following shareholder servicing and/or distribution fees:

	Annual
	Shareholder
	Servicing and/or	Total Over
	Distribution Fees	Five Years
Class S	$85	$425
Class D	$25	$125
Class I	$—	$—

Class S shares are available through brokerage and transaction-based accounts. Class D shares are generally available for purchase in this offering only (1) through fee-based programs, also known as wrap accounts, that provide access to Class D shares, (2) through participating brokers that have alternative fee arrangements with their clients to provide access to Class D shares, (3) through transaction/ brokerage platforms at participating broker, (4) through certain registered investment advisers, (5) through bank trust departments or any other organization or person authorized to act in a fiduciary capacity for its clients or customers or (6) other categories of investors that we name in an amendment or supplement to this prospectus. Class I shares are generally available for purchase in this offering only (1) through fee-based programs, also known as wrap accounts, that provide access to Class I shares, (2) by endowments, foundations, pension funds and other institutional investors, (3) through participating intermediaries that have alternative fee arrangements with their clients to provide access to Class I shares, (4) through certain registered investment advisers, (5) by our executive officers and trustees and their immediate family members, as well as officers and employees of the Investment Adviser, Golub Capital or other affiliates and their immediate family members, and joint venture partners, consultants and other service providers or (6) other categories of investors that we name in an amendment or supplement to this prospectus. In certain cases, where a holder of Class S or Class D shares exits a relationship with a participating broker for this offering and does not enter into a new relationship with a participating broker for this offering, such holder’s shares may be exchanged into an equivalent NAV amount of Class I shares. Before making your investment decision, please consult with your investment adviser regarding your account type and the classes of Common Shares you may be eligible to purchase.

If you are eligible to purchase all three classes of shares, then you should consider that Class I shares have no shareholder servicing and/or distribution fees, and are not subject to upfront placement fees or brokerage commissions that may be charged by financial intermediaries, each of which would reduce the distributions payable to holders of the shares. If you are eligible to purchase Class S shares and Class D shares but not Class I shares, then you should consider that Class D shares have lower annual shareholder servicing and/or distribution fees than Class S shares. You should inquire with your broker or financial representative about the type of account in which the shares will be held, including whether such account may be subject to an asset-based fee, and which classes of shares you may be eligible to purchase, as well as any additional fees or costs associated with your potential investment.

In addition to the Common Shares issued in this offering, we previously conducted the Private Offering of Class F shares in an aggregate amount of $535,261,000 to certain accredited investors who purchased Class F shares through certain registered investment advisers. Following the completion of the Private Offering and prior to the commencement of this offering, the Fund’s Class F shares were reclassified as Class I shares. As a result, as of the date of this prospectus, the Fund currently has Class I shares outstanding in an amount equal to the dollar amount raised in the Private Offering and no Class F shares outstanding. No Class F shares will be issued or sold in this offering. The per share purchase price for Class F shares in the Private Offering was $25, which was determined by our board of trustees on an arbitrary basis. The Investment Adviser (and not the Fund) contributed a portion of the proceeds used to purchase the Class F shares on behalf of Class F shareholders from the Investment Adviser’s own resources. Similar to Class I shares, no upfront selling commissions or shareholder servicing and/or distribution fees were paid for sales of any Class F shares.

Q:	How do you intend to use the proceeds from the Private Offering?
A:

As soon as practical following the date of this prospectus, the Fund intends to use some or all of the proceeds raised in the Private Offering to purchase for cash 100% of the control securities (e.g., the equity equivalent securities) of a private investment vehicle managed by an affiliate of Golub Capital structured as a collateralized loan obligation warehouse (the “CLO Vehicle” and, such transaction, the “Seed Transaction”). The CLO Vehicle will be a wholly-owned and primarily controlled subsidiary of the Fund that will hold a portfolio of investments (the “Seed Assets”) comprised primarily of directly originated investments in middle market and upper middle market companies, including those it acquired in customary transactions from affiliates prior to the Seed Transaction. Neither the Investment Adviser nor any of its affiliates will receive any compensation from the Fund or the CLO Vehicle in connection with managing the CLO Vehicle other than the management fee it receives in connection with managing the Fund or fees or other payments in connection with providing other services with respect to or in connection with the Fund’s assets, including the Seed Assets and any other assets held by the Fund or the CLO Vehicle.

The Seed Transaction will be effected in a manner consistent with applicable SEC relief regarding certain seeding transactions with affiliates. Among other things, the Seed Assets will be purchased at a price reflecting their net asset value as of the date of the Seed Transaction, as determined in accordance with valuation procedures approved by our board of trustees, which includes the preparation of a report by an independent evaluator in assessing the fair value of the Seed Assets.

In accordance with exemptive relief granted to us by the SEC (including as may be amended in the future) permitting us to co-invest with certain affiliates of the Investment Adviser and certain funds managed and controlled by the Investment Adviser and its affiliates, when deemed advisable by the Investment Adviser, we may rely on such relief to participate in a follow-on investment for a position held in the CLO Vehicle, including those acquired in the Seed Transaction, to the extent the follow-on investment meets the conditions of our exemptive relief.

The Fund will comply with the provisions of the 1940 Act governing the permissive functions and activities of BDCs (Section 55) with respect to the CLO Vehicle. In addition, the Fund will treat the CLO Vehicle’s assets as assets of the Fund on an aggregate basis for purposes of determining compliance with various provisions of the 1940 Act applicable to the Fund, including those relating to capital structure and leverage (Section 18 and Section 61) and affiliated transactions and custody (Section 57 and Section 17), subject to the terms of any current or future exemptive relief on which the Fund may rely. Also, the CLO Vehicle’s investment adviser will comply with provisions of the 1940 Act relating to investment advisory contracts (Section 15) as if it were an investment adviser to the CLO Vehicle under Section 2(a)(20) of the 1940 Act.

Q:	What is the per share purchase price?
A:

Class I shares, Class D shares and Class S shares will be sold at the offering price per share (exclusive of any upfront placement or other fees) (the “net offering price”), as described in “Determination of Net Asset Value and Share Price – Share Price Determinations in Connection with this Offering” for such class as determined in accordance with our share pricing policy. Under such policy, in connection with each monthly closing on the sale of shares of Class S shares, Class D shares and Class I shares offered pursuant to this prospectus, our board of trustees has authorized the Investment Adviser to establish a net offering price that it believes reflects a price per share that is no less than the then-current NAV per share. Monthly closings that occur during the last month of a quarter will be sold at the relevant class’s NAV. We will modify our public offering price to the extent necessary to comply with the requirements of the 1940 Act, including the requirement that we not sell our shares at a net offering price below our NAV per share unless we obtain the requisite approval from our shareholders.

For each class of shares, we will take purchase orders and hold investors’ funds in an interest-bearing escrow account until we receive purchase orders for at least 100 investors in such class. If we do not receive subscription orders from at least 100 investors by one year following the date in which proceeds were placed into the escrow account for such class, our escrow agent will promptly send you a full refund of your investment with interest and without deduction for escrow expenses. If said class breaks escrow and commence operations, interest earned on funds in escrow will be released to our account and constitute part of our net assets.

Each class of shares has different ongoing distribution and/or servicing fees, which will reduce the NAV or, alternatively, the distributions payable, with respect to shares of such classes. As a result, each class of our shares may have a different net offering price per share. See “Determination of Net Asset Value and Share Price—Share Price Determination in Connection with this Offering.”

Q:	How will your NAV and net offering price per share be calculated?
A:

The NAV of a class of shares depends on the number of shares of the applicable class outstanding at the time the NAV of the applicable share class is determined and the amount of ongoing distribution and/or servicing fees imposed on such class. As such, the NAV of each class of shares may vary among classes of shares and if we sell different amounts of shares per class. The NAV per share of a class of our outstanding Common Shares is determined at least quarterly by dividing the value of total assets minus liabilities by the total number of Common Shares outstanding at the date as of which the determination is made.

Additionally, in connection with each monthly closing on the sale of shares of our Class I shares, Class D shares and Class S shares offered pursuant to this prospectus on a continuous basis, our board of trustees has authorized the Investment Adviser to establish a net offering price that it believes reflects a price per share that is no less than the then-current NAV per share. See “Determination of Net Asset Value and Share Price — Share Price Determinations in Connection with this Offering.”

Q:	Is there any minimum investment required?
A:

The minimum initial investment in Class S and Class D of our Common Shares is $2,500. The minimum initial investment for Class I shares is $1,000,000, unless waived by the Managing Dealer. The minimum subsequent investment in our Common Shares is $500 per transaction, except that the minimum subsequent investment amount does not apply to purchases made under our distribution reinvestment plan. In addition, the Managing Dealer may elect to accept smaller initial and subsequent investments in its discretion.

Q:	What is a “best efforts” offering?
A:

This is our initial public offering of our Common Shares on a “best efforts” basis. A “best efforts” offering means the Managing Dealer and the participating brokers are only required to use their best efforts to sell the shares. When shares are offered to the public on a “best efforts” basis, no underwriter, broker or other person has a firm commitment or obligation to purchase any of the shares. Therefore, we cannot guarantee that any minimum number of shares will be sold.

Q:	What is the expected term of this offering?
A:

We have registered $5,000,000,000 in Common Shares for sale in this offering. It is our intent, however, to conduct a continuous offering for an extended period of time by filing for additional offerings of our Common Shares, subject to regulatory approval and continued compliance with the rules and regulations of the SEC and applicable state laws.

We will endeavor to take all reasonable actions to avoid interruptions in the continuous offering of our Common Shares. There can be no assurance, however, that we will not need to suspend our continuous offering while the SEC and, where required, state securities regulators review such filings for additional offerings of our Common Shares until such filings are declared effective, if at all.

Q:	When may I make purchases of shares and at what price?
A:

Investors may purchase our Common Shares in this offering on an ongoing basis pursuant to accepted subscription orders effective as of the first day of each month (based on the net offering price per share as determined as of the previous day, being the last day of the preceding month), and to be accepted, a subscription request including the full subscription amount must be received in good order at least five business days prior to the first calendar day of the month (unless waived by the Managing Dealer).

Notice of each share transaction will be furnished to shareholders (or their financial representatives) as soon as practicable but not later than seven business days after the Fund’s net offering price is determined and credited to the shareholder’s account, together with information relevant for personal and tax records. While a shareholder will not know the net offering price applicable on the effective date of the share purchase, the net offering price applicable to a purchase of Common Shares will be available on our website at www.gcredbdc.com generally within 20 business days after the effective date of the share purchase; at that time, the number of Common Shares based on that net offering price and each shareholder’s purchase will be determined and Common Shares are credited to the shareholder’s account as of the effective date of the share purchase.

For example, if you are subscribing in October, your subscription must be submitted at least five business days prior to November 1. The purchase price for your shares will be the net offering price per share determined as of October 31. The net offering price per share as of October 31 will generally be available within 20 business days from October 31. See “How to Subscribe” for more details.

Q:	May I withdraw my subscription request once I have made it?
A:

Yes. Subscribers are not committed to purchase Common Shares at the time their subscription orders are submitted and any subscription may be canceled at any time before the time it has been accepted by the Fund. You may withdraw your purchase request by notifying the transfer agent, through your financial intermediary or directly on our toll-free, automated telephone line, 844-373-0973.

Q:	When will my subscription be accepted?
A:	Completed subscription requests will not be accepted by us any earlier than two business days before the first day of each month. See “How to Subscribe” for more details.
Q:	Will I receive distributions and how often?
A:

We expect to pay regular monthly distributions commencing with the first full calendar quarter after the commencement of this offering. Any distributions we make will be at the discretion of our board of trustees, considering factors such as our earnings, cash flow, capital and liquidity needs and general financial condition and the requirements of Delaware law. As a result, our distribution rates and payment frequency may vary from time to time.

Our board of trustees’ discretion as to the payment of distributions will be directed, in substantial part, by its determination to cause us to comply with the RIC requirements. To qualify for and maintain our treatment as a RIC, we generally are required to make aggregate annual distributions to our shareholders of at least 90% of our net investment income. See “Description of our Shares” and “Certain U.S. Federal Income Tax Considerations.”

The per share amount of distributions on Class S, Class D and Class I shares generally differ because of different class-specific shareholder servicing and/or distribution fees that are deducted from the gross distributions for each share class. Specifically, distributions on Class S shares will be lower than Class D shares, and Class D shares will be lower than Class I shares because we are required to pay higher ongoing shareholder servicing and/or distribution fees with respect to the Class S shares (compared to Class D shares and Class I shares), and we are required to pay higher ongoing shareholder servicing and/or distribution fees with respect to Class D shares (compared to Class I shares). In this way, shareholder servicing and/or distribution fees are indirectly paid by shareholders of Common Shares, in that the shareholder servicing and/or distribution fees charged to investors are used by the Fund to pay for the services provided by financial intermediaries or other service providers.

There is no assurance we will pay distributions in any particular amount, if at all. We may fund any distributions from sources other than cash flow from operations, including the sale of assets, borrowings, return of capital or offering proceeds, and although we generally expect to fund distributions from cash flow from operations, we have not established limits on the amounts we may pay from such sources. Any capital returned through distributions will be returned after the payment of fees and expenses. The extent to which we pay distributions from sources other than cash flow from operations will depend on various factors, including the level of participation in our distribution reinvestment plan, how quickly we invest the proceeds from this and any future offering and the performance of our investments. Funding distributions from the sales of assets, borrowings or return of capital will result in us having less funds available to acquire investments. As a result, the return you realize on your investment may be reduced. Doing so may also negatively impact our ability to generate cash flows. Likewise, funding distributions from the sale of additional securities will dilute your interest in us on a percentage basis and may impact the value of your investment especially if we sell these securities at prices less than the price you paid for your shares. While possible at any time during the Fund’s operation, we believe the likelihood that we pay distributions from sources other than cash flow from operations will be higher in the early stages of this offering. See “Distributions.”

Q:	Will the distributions I receive be taxable as ordinary income?
A:

Generally, distributions that you receive, including cash distributions that are reinvested pursuant to our distribution reinvestment plan, will be taxed as ordinary income to the extent they are paid from our current or accumulated earnings and profits. Dividends received will generally not be eligible to be taxed at the lower U.S. federal income tax rates applicable to individuals for “qualified dividends.”

We may designate a portion of distributions as capital gain dividends taxable at capital gain rates to the extent we recognize net capital gains from sales of assets. In addition, a portion of your distributions may be considered return of capital for U.S. federal income tax purposes. Amounts considered a return of capital generally will not be subject to tax, but will instead reduce the tax basis of your investment. This, in effect, defers a portion of your tax until your shares are repurchased, you sell your shares or we are liquidated, at which time you generally will be taxed at capital gains rates. Because each investor’s tax position is different, you should consult with your tax advisor. In particular, non-U.S. investors should consult their tax advisors regarding potential withholding taxes on distributions that they receive. See “Certain U.S. Federal Income Tax Considerations.”

Q:	May I reinvest my cash distributions in additional shares?
A:

Yes. We have adopted a distribution reinvestment plan whereby shareholders (other than Alabama, Arkansas, California, Idaho, Kansas, Kentucky, Maine, Maryland, Massachusetts, Nebraska, New Jersey, North Carolina, Ohio, Oklahoma, Oregon, Texas, Vermont and Washington investors and clients of certain participating brokers that do not permit automatic enrollment in our distribution reinvestment plan) will have their cash distributions automatically reinvested in additional Common Shares unless they elect to receive their distributions in cash. Alabama, Arkansas, California, Idaho, Kansas, Kentucky, Maine, Maryland, Massachusetts, Nebraska, New Jersey, North Carolina, Oklahoma, Oregon, Texas, Vermont and Washington investors and clients of certain participating brokers that do not permit automatic enrollment in our distribution reinvestment plan will automatically receive their distributions in cash unless they elect to have their cash distributions reinvested in additional Common Shares. Ohio residents that own Class S or Class D Shares are not eligible to participate in the distribution reinvestment plan. If you participate in our distribution reinvestment plan, the cash distributions attributable to the class of shares that you own will be automatically invested in additional Common Shares. The purchase price for shares purchased under our distribution reinvestment plan will be equal to the most recent net offering price per share for such shares at the time the distribution is payable. Shareholders will not pay any upfront selling commissions when purchasing shares under our distribution reinvestment plan; however, all Class S and Class D Shares, including those purchased under our distribution reinvestment plan, will be subject to ongoing shareholder servicing and/or distribution fees. Participants may terminate their participation in the distribution reinvestment plan by providing written notice to the plan administrator 95 days in advance of the distribution date in order for a shareholder’s termination to be effective for distributions after the 95-day period. See “Description of Our Shares” and “Distribution Reinvestment Plan.”

Q:	Can I request that my shares be repurchased?
A:

Yes, subject to limitations. Beginning no later than the first full calendar quarter from the date on which we commence this offering, and at the discretion of our board of trustees, we intend to commence a share repurchase program in which we intend to offer to repurchase, in each quarter, up to 5% of our Common Shares outstanding (either by number of shares or aggregate NAV) as of the close of the previous calendar quarter. Our board of trustees may amend or suspend the share repurchase program at any time if in its reasonable judgment it deems such action to be in our best interest and the best interest of our shareholders. For example, in accordance with our board of trustees’ fiduciary duty to the Fund and shareholders, it may amend or suspend the share repurchase program during periods of market dislocation where selling assets to fund a repurchase could have a materially negative impact on remaining shareholders. As a result, share repurchases may not be available each quarter. Following any such suspension, the board of trustees will reinstate the share repurchase program when appropriate and subject to its fiduciary duty to the Fund and shareholders. We intend to conduct such repurchase offers in accordance with the requirements of Rule 13e-4 under the Exchange Act and the 1940 Act. All shares purchased by us pursuant to the terms of a tender offer will be retired and thereafter will be authorized and unissued shares. Repurchases of shares from shareholders by the Fund will be paid in cash after the expiration of the tender offer within five business days of the last date that shareholders may tender shares for the repurchase offer.

Under our share repurchase program, to the extent we offer to repurchase shares in any particular quarter, we expect to repurchase shares pursuant to tender offers on or around the last business day of the first month of such quarter using a purchase price equal to the NAV per share as of the last calendar day of the prior quarter (the “Valuation Date”). Shareholders should keep in mind that if they tender Common Shares in a tender offer with a Valuation Date that is within the 12 month period following the initial issue date of their tendered Common Shares, such Common Shares will be subject to an “early repurchase deduction” of 2% of the aggregate NAV of the Common Shares repurchased (an “Early Repurchase Deduction”). The one year holding period is measured as of the subscription closing date immediately following the prospective repurchase date. The Early Repurchase Deduction may be waived in the case of repurchase requests arising from the death, divorce or qualified disability of the holder; in the event that a shareholder’s shares are repurchased because the shareholder has failed to maintain the $500 minimum account balance; or due to trade or operational error. The Early Repurchase Deduction will be retained by the Fund for the benefit of remaining shareholders.

In the event the amount of shares tendered exceeds the repurchase offer amount, shares will be repurchased on a pro rata basis. All unsatisfied repurchase requests must be resubmitted in the next quarterly tender offer, or upon the recommencement of the share repurchase program, as applicable.

The majority of our assets will consist of instruments that cannot generally be readily liquidated without impacting our ability to realize full value upon their disposition. Therefore, we may not always have sufficient liquid resources to make repurchase offers. In order to provide liquidity for share repurchases, we intend to generally maintain under normal circumstances an allocation to syndicated loans and other liquid investments. We may fund repurchase requests from sources other than cash flow from operations, including the sale of assets, borrowings, return of capital or offering proceeds, and although we generally expect to fund distributions from cash flow from operations, we have not established limits on the amounts we may pay from such sources. Any capital returned through distributions will be returned after the payment of fees and expenses. Should making repurchase offers, in our judgment, place an undue burden on our liquidity, adversely affect our operations or risk having an adverse impact on the company as a whole, or should we otherwise determine that investing our liquid assets in originated loans or other illiquid investments rather than repurchasing our shares is in the best interests of the Fund as a whole, then we may choose to offer to repurchase fewer shares than described above, or none at all. See “Share Repurchase Program.”

Q:	What is a business development company, or BDC?
A:

BDCs are subject to certain restrictions applicable to investment companies under the 1940 Act. As a BDC, at least 70% of our assets must be the type of “qualifying” assets listed in Section 55(a) of the 1940 Act, as described herein, which are generally privately-offered securities issued by U.S. private or thinly-traded companies. We may also invest up to 30% of our portfolio opportunistically in “non-qualifying” portfolio investments, such as investments in non-U.S. companies. See “Investment Objectives and Strategies— Regulation as a BDC.”

Q:	What is a regulated investment company, or RIC?
A:	We intend to elect to be treated for federal income tax purposes, and intend to qualify annually thereafter, as a RIC under the Code.

In general, a RIC is a company that:

●	is a BDC or registered investment company that combines the capital of many investors to acquire securities;
●	offers the benefits of a securities portfolio under professional management;
●	satisfies various requirements of the Code, including an asset diversification requirement; and
●	is generally not subject to U.S. federal corporate income taxes on its net taxable income that it currently distributes to its shareholders, which substantially eliminates the “double taxation” (i.e., taxation at both the corporate and shareholder levels) that generally results from investments in a C corporation.
Q:	What is a non-exchange traded, perpetual-life BDC?
A:

A non-exchange traded BDC is a BDC whose shares are not listed for trading on a stock exchange or other securities market. We use the term “perpetual-life BDC” to describe an investment vehicle of indefinite duration, whose Common Shares are intended to be sold by the BDC on a continuous basis at a price generally equal to the BDC’s NAV per share. In our perpetual-life structure, we may offer investors an opportunity to repurchase their shares on a quarterly basis, but we are not obligated to offer to repurchase any in any particular quarter in our discretion. We believe that our perpetual nature enables us to execute a patient and opportunistic strategy and be able to invest across different market environments. This may reduce the risk of the Fund being a forced seller of assets in market downturns compared to non-perpetual BDCs. While we may consider a liquidity event at any time in the future, we currently do not intend to undertake a liquidity event, and we are not obligated by our Declaration of Trust or otherwise to effect a liquidity event at any time.

Q:	Will I be notified of how my investment is doing?
A:	Yes. We will provide you with periodic updates on the performance of your investment with us, including:
●	three quarterly financial reports and investor statements;
●	an annual report;
●	in the case of certain U.S. shareholders, an annual Internal Revenue Service (“IRS”) Form 1099-DIV or IRS Form 1099-B, if required, and, in the case of non-U.S. shareholders, an annual IRS Form 1042-S;
●	confirmation statements (after transactions affecting your balance, except reinvestment of distributions in us and certain transactions through minimum account investment or withdrawal programs); and
●	a quarterly statement providing material information regarding your participation in the distribution reinvestment plan and an annual statement providing tax information with respect to income earned on shares under the distribution reinvestment plan for the calendar year.

Depending on legal requirements, we may post this information on our website, www.gcredbdc.com, when available, or provide this information to you via U.S. mail or other courier, electronic delivery, or some combination of the foregoing. Information about us will also be available on the SEC’s website at www.sec.gov.

In addition, our monthly net offering price and most recent NAV per share will be posted on our website promptly after it has become available.

Q:	What fees do you pay to the Investment Adviser?
A:

Pursuant to the investment advisory agreement between us and the Investment Adviser (the “Investment Advisory Agreement”), the Investment Adviser is responsible for, among other things, identifying investment opportunities, monitoring our investors and determining the composition of our portfolio. We will pay the Investment Adviser a fee for its services under the Investment Advisory Agreement consisting of two components: a management fee and an incentive fee.

●	The management fee is payable quarterly in arrears at an annual rate of 1.25% of the value of our net assets as of the beginning of the first calendar day of the applicable quarter adjusted for share issuances and repurchases. For purposes of the Investment Advisory Agreement, net assets means our total assets less liabilities determined on a consolidated basis in accordance with generally accepted accounting principles in the United States (“GAAP”). For the first calendar quarter in which the Fund has operations, net assets will be measured as the beginning total assets less liabilities as of the date on which the Fund breaks escrow. Substantial additional fees and expenses may also be charged by the Administrator (as defined below) to the Fund, which is an affiliate of the Investment Adviser.
●	The incentive fee will consist of two components as follows:
●	The first part of the incentive fee is based on income, whereby we will pay the Investment Adviser quarterly in arrears 12.5% of our Pre-Incentive Fee Net Investment Income Returns (as defined below) for each calendar quarter, as adjusted for share issuances and repurchases, subject to a 5.0% annualized hurdle rate, with a catch-up.
●	The second part of the incentive fee is based on realized capital gains, whereby we will pay the Investment Adviser at the end of each calendar year in arrears 12.5% of cumulative realized capital gains from inception through the end of such calendar year, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any previously paid incentive fee on capital gains.

See “Investment Advisory Agreement and Administrative Agreement.”

Q:	Who will administer the Fund?
A:

Golub Capital LLC, as our administrator (the “Administrator”), furnishes us with office facilities and equipment and provides clerical, bookkeeping, recordkeeping and other administrative services at such facilities. Under the Administration Agreement (the “Administration Agreement”), the Administrator performs, or oversees, or arranges for, the performance of, our required administrative services, which include being responsible for the financial and other records that we are required to maintain and preparing reports to our shareholders and reports filed with the SEC. In addition, the Administrator will assist us in determining and publishing our NAV and net offering price, overseeing the preparation and filing of our tax returns and the printing and dissemination of reports to our shareholders, and generally overseeing the payment of our expenses and the performance of administrative and professional services rendered to us by others. The Administrator can retain third parties to assist in providing administrative services to us. To the extent that the Administrator outsources any of its functions, we will pay the fees associated with such functions on a direct basis without profit to the Administrator. We will reimburse the Administrator for the allocable portion (subject to review and approval of our board of trustees) of the Administrator’s overhead and other expenses incurred by it in performing its obligations under the Administration Agreement, including rent, fees and expenses associated with performing compliance functions and our allocable portion of the cost of our chief financial officer and chief compliance officer and their respective staffs. Our board of trustees will review the expenses reimbursed to the Administrator, including any allocation of expenses among us and other entities for which the Administrator provides similar services, to determine that these expenses are reasonable and comparable to administrative services charged by unaffiliated third-party asset managers. In addition, if requested to provide managerial assistance to our portfolio companies, the Administrator will be paid an additional amount based on the cost of the services provided, which shall not exceed the amount we receive from such portfolio companies for providing this assistance. See “Investment Advisory Agreement and Administration Agreement—Administration Agreement.”

Q:	What are the offering and servicing costs?
A:

Neither the Fund nor the Managing Dealer will charge an upfront sales load with respect to Class S shares, Class D shares or Class I shares; however, if you buy Class S shares or Class D shares through certain financial intermediaries, they may directly charge you transaction or other fees, including upfront placement fees or brokerage commissions, in such amount as they may determine, provided that selling agents limit such charges to a 1.5% cap on the net offering price for Class D shares and a 3.5% cap on the net offering price for Class S shares. Selling agents will not charge such fees on Class I shares. Please consult your selling agent for additional information.

Subject to FINRA limitations on underwriting compensation, we will pay the following shareholder servicing and/or distribution fees to the Managing Dealer on a monthly basis: (a) for Class S shares, a shareholder servicing and/or distribution fee equal to 0.85% per annum of the aggregate NAV for the Class S shares and (b) for Class D shares, a shareholder servicing and/or distribution fee equal to 0.25% per annum of the aggregate NAV for the Class D shares. No shareholder servicing and/or distribution fees will be paid with respect to the Class I shares. The distribution and servicing expenses borne by the participating brokers may be different from and substantially less than the amount of shareholder servicing and/or distribution fees charged. The shareholder servicing and/or distribution fees will be payable to the Managing Dealer, but the Managing Dealer anticipates that all or a portion of the shareholder servicing and/or distribution fees will be retained by, or reallowed (paid) to, participating brokers. All or a portion of the shareholder servicing and/or distribution fee may be used to pay for sub-transfer agency, sub-accounting and certain other administrative services. The Fund also may pay for these sub-transfer agency, sub-accounting and certain other administrative services outside of the shareholder servicing and/or distribution fees and its Distribution and Servicing Plan. In addition, as set forth in and pursuant to the Managing Dealer Agreement, we will also pay the Managing Dealer certain fees for its services as Managing Dealer, which will be borne indirectly by all shareholders of the Fund. See “Plan of Distribution—Underwriting Compensation.” See “Description of Our Shares” and “Plan of Distribution” for a discussion of the differences between each share class. The total amount that will be paid over time for other underwriting compensation depends on the average length of time for which shares remain outstanding, the term over which such amount is measured and the performance of our investments. We will also pay or reimburse certain organization and offering expenses, including, subject to FINRA limitations on underwriting compensation, certain wholesaling expenses. See “Plan of Distribution” and “Estimated Use of Proceeds.” The total underwriting compensation and total organization and offering expenses will not exceed 10% and 15%, respectively, of the gross proceeds from this offering.

The Investment Adviser has agreed to advance all of our organization and offering expenses on our behalf (including legal, accounting, printing, mailing, subscription processing and filing fees and expenses and other offering expenses, including costs associated with technology integration between the Fund’s systems and those of our participating brokers, reasonable bona fide due diligence expenses of participating brokers supported by detailed and itemized invoices, costs in connection with preparing sales materials and other marketing expenses, design and website expenses, fees and expenses of transfer agent, fees to attend retail seminars sponsored by participating brokers and costs, expenses and reimbursements for travel, meals, accommodations, entertainment and other similar expenses related to meetings or events with prospective investors, brokers, registered investment advisors or financial or other advisors, but excluding the shareholder servicing and/or distribution fee) through the date on which we commence this offering. Unless the Investment Adviser elects to cover such expenses pursuant to the Expense Support and Conditional Reimbursement Agreement we have entered into with the Investment Adviser, we will be obligated to reimburse the Investment Adviser for such advanced expenses upon commencement of this offering. See “Plan of Distribution” and “Plan of Operations—Expenses—Expense Support and Conditional Reimbursement Agreement.”

Q:	What are your expected operating expenses?
A:

We expect to incur operating expenses in the form of our management and incentive fees, shareholder servicing and/or distribution fees, interest expense on our borrowings and other expenses, including the expenses we pay to our Administrator. See “Fees and Expenses.”

Q:	What are your policies related to conflicts of interests with Golub Capital?
A:

Subject to certain 1940 Act restrictions on co-investments with affiliates, GC Advisors offers us the right to participate in all investment opportunities that it determines are appropriate for us in view of our investment objective, positions, policies, strategies and restrictions as well as regulatory requirements and other relevant factors. Such offers are subject to the exception that, in accordance with GC Advisors’ code of ethics and allocation policies, it is unlikely that we will participate in each individual opportunity but will, on an overall basis, be entitled to participate equitably with other entities sponsored or managed by GC Advisors and its affiliates over time.

To the extent that we compete with other investment funds, accounts or other investment vehicles, together referred to as accounts, sponsored or managed by GC Advisors or its affiliates for a particular investment opportunity, GC Advisors will allocate investment opportunities across the entities for which such opportunities are appropriate, consistent with (1) its internal conflict of interest and allocation policies, (2) the requirements of the Advisers Act and (3) certain restrictions under the 1940 Act regarding co-investments with affiliates, as modified by no-action relief granted by the SEC as well as exemptive relief from the SEC that permits us flexibility to negotiate the terms of co-investments, in each case in compliance with the terms and conditions of such no-action or exemptive relief. GC Advisors’ allocation policies are intended to ensure that, over time, we generally share equitably in investment opportunities with other accounts sponsored or managed by GC Advisors or its affiliates, particularly those involving a security with limited supply or involving differing classes of securities of the same issuer that are suitable for us and such other accounts.

See “Potential Conflicts of Interest” for additional information about conflicts of interest that could impact the Fund.

Q:	Are there any considerations in connection with an investment in our shares by Retirement Plans or Accounts?
A:

We intend to conduct our affairs so that our assets should not be deemed to constitute “plan assets” under the Employee Retirement Income Security Act of 1974, as amended (“ERISA”) and certain U.S. Department of Labor regulations promulgated thereunder, as modified by Section 3(42) of ERISA (the “Plan Asset Regulations”). We currently expect that our Common Shares should be considered “publicly-offered securities” at the time of issuance for purposes of the Plan Asset Regulations. However, there can be no guarantee or assurance that the conditions to be a publicly-offered security under the Plan Asset Regulations will be satisfied within such timing or at all.

In addition, each prospective investor that is, or is acting on behalf of any (i) “employee benefit plan” (within the meaning of Section 3(3) of ERISA) that is subject to Title I of ERISA, (ii) “plan” described in Section 4975(e)(1) of the Code that is subject to Section 4975 of the Code (including, without limitation, an individual retirement account (an “IRA”) and a “Keogh” plan), (iii) plan, account or other arrangement that is subject to the provisions of any other federal, state, local, non-U.S. or other laws or regulations that are similar to such provisions of ERISA or the Code (collectively, “Similar Laws”), or (iv) entity whose underlying assets are considered to include the assets of any of the foregoing described in clauses (i), (ii) and (iii) (each of the foregoing described in clauses (i), (ii), (iii) and (iv) referred to as a “Plan”), must independently determine that our Common Shares are an appropriate investment for the Plan, taking into account its obligations under ERISA, the Code and applicable Similar Laws, and the facts and circumstances of each investing Plan.

Prospective investors should carefully review the matters discussed under Risk Factors—“Risks Related to an Investment in the Shares” and “Certain ERISA Considerations” and should consult with their own advisors as to the consequences of making an investment in the Fund.

Q:	What is the impact of being an “emerging growth company”?
A:

We are an “emerging growth company,” as defined by the JOBS Act. As an emerging growth company, we are eligible to take advantage of certain exemptions from various reporting and disclosure requirements that are applicable to public companies that are not emerging growth companies. For so long as we remain an emerging growth company, we will not be required to:

●	have an auditor attestation report on our internal control over financial reporting pursuant to Section 404(b) of the Sarbanes-Oxley Act of 2002 (“Sarbanes-Oxley Act”);
●	submit certain executive compensation matters to shareholder advisory votes pursuant to the “say on frequency” and “say on pay” provisions (requiring a non-binding shareholder vote to approve compensation of certain executive officers) and the “say on golden parachute” provisions (requiring a non-binding shareholder vote to approve golden parachute arrangements for certain executive officers in connection with mergers and certain other business combinations) of the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010; or
●	disclose certain executive compensation related items, such as the correlation between executive compensation and performance and comparisons of the chief executive officer’s compensation to median employee compensation.

In addition, the JOBS Act provides that an emerging growth company may take advantage of an extended transition period for complying with new or revised accounting standards that have different effective dates for public and private companies. This means that an emerging growth company can delay adopting certain accounting standards until such standards are otherwise applicable to private companies.

We will remain an emerging growth company for up to five years, or until the earliest of: (1) the last date of the fiscal year during which we had total annual gross revenues first exceed $1.235 billion; (2) the last day of the fiscal year ending after the fifth anniversary of any initial public offering of our common stock; (3) the date on which we have, during the previous three-year period, issued more than $1 billion in non-convertible debt; or (4) the date on which we are deemed to be a “large accelerated filer” as defined under Rule 12b-2 under the Exchange Act (however, we are not likely to lose our status as an emerging growth company as a result of being deemed a “large accelerated filer” because there is not, and there is not expected to be, a public trading market for our Common Shares).

We do not believe that being an emerging growth company will have a significant impact on our business or this offering. We have elected to opt in to the extended transition period for complying with new or revised accounting standards available to emerging growth companies. Also, because we are not a large accelerated filer or an accelerated filer under Section 12b-2 of the Exchange Act, and will not be for so long as our Common Shares are not traded on a securities exchange, we will not be subject to auditor attestation requirements of Section 404(b) of the Sarbanes-Oxley Act even once we are no longer an emerging growth company. In addition, so long as we are externally managed by the Investment Adviser and we do not directly compensate our executive officers, or reimburse the Investment Adviser or its affiliates for the salaries, bonuses, benefits and severance payments for persons who also serve as one of our executive officers or as an executive officer of the Investment Adviser, we do not expect to include disclosures relating to executive compensation in our periodic reports or proxy statements and, as a result, do not expect to be required to seek shareholder approval of executive compensation and golden parachute compensation arrangements pursuant to Section 14A(a) and (b) of the Exchange Act.

Q:	When will I get my detailed tax information?
A:	In the case of certain U.S. shareholders, we expect your IRS Form 1099-DIV tax information, if required, to be mailed by January 31 of each year.
Q:	Who can help answer my questions?
A:

If you have more questions about this offering or if you would like additional copies of this prospectus, you should contact your financial adviser or us in writing at 200 Park Avenue, 25th Floor, New York, New York 10166, Attention: Investor Relations.

FEES AND EXPENSES

The following table is intended to assist you in understanding the costs and expenses that an investor in Common Shares will bear, directly or indirectly. Other expenses are estimated and may vary. Actual expenses may be greater or less than shown.

	Class S	Class D	Class I
	Shares	Shares	Shares
Shareholder transaction expenses (fees paid directly from your investment)
Maximum sales load(1)	—%	—%	—%
Maximum Early Repurchase Deduction(2)	2.0%	2.0%	2.0%

	Class S	Class D	Class I
	Shares	Shares	Shares
Annual expenses (as a percentage of net assets attributable to our Common Shares)(3)
Base management fees(4)	1.25%	1.25%	1.25%
Incentive fees(5)	—%	—%	—%
Shareholder servicing and/or distribution fees(6)	0.85%	0.25%	—%
Interest payment on borrowed funds(7)	9.06%	9.06%	9.06%
Other expenses(8)	0.90%	0.90%	0.90%
Total annual expenses	12.06%	11.46%	11.21%
(1)	Neither the Fund nor the Managing Dealer will charge an upfront sales load with respect to Class S shares, Class D shares or Class I shares; however, if you buy Class S shares or Class D shares through certain financial intermediaries, they may directly charge you transaction or other fees, including upfront placement fees or brokerage commissions, in such amount as they may determine, provided that selling agents limit such charges to a 1.5% cap on the net offering price for Class D shares and a 3.5% cap on the net offering price for Class S shares. Selling agents will not charge such fees on Class I shares. Please consult your selling agent for additional information.
(2)	Under our share repurchase program, to the extent we offer to repurchase shares in any particular quarter, we expect to repurchase shares pursuant to tender offers on or around the last business day of the first month of such quarter using a purchase price equal to the NAV per share as of a Valuation Date. Shareholders should keep in mind that if they tender Common Shares in a tender offer with a Valuation Date that is within the 12 month period following the initial issue date of their tendered Common Shares, such Common Shares will be subject to an Early Repurchase Deduction. The one-year holding period is measured as of the subscription closing date immediately following the prospective repurchase date. The Early Repurchase Deduction may be waived in the case of repurchase requests arising from the death, divorce or qualified disability of the holder; in the event that a shareholder’s shares are repurchased because the shareholder has failed to maintain the $500 minimum account balance; or due to trade or operational error. The Early Repurchase Deduction will be retained by the Fund for the benefit of remaining shareholders.
(3)	Weighted average net assets employed as the denominator for expense ratio computation is $500 million. This estimate is based on the assumption that we sell $500 million of our Common Shares in the initial 12-month period of this offering. Actual net assets will depend on the number of shares we actually sell, realized gains/losses, unrealized appreciation/depreciation and share repurchase activity, if any.
(4)	The base management fee paid to our Investment Adviser is calculated at an annual rate of 1.25% of the value of our net assets as of the beginning of the first calendar day of the applicable quarter adjusted for share issuances and repurchases. For purposes of the Investment Advisory Agreement, net assets means our total assets less liabilities determined on a consolidated basis in accordance with GAAP.
(5)	We may have capital gains and investment income that could result in the payment of an incentive fee in the first year of investment operations. The incentive fees, if any, are divided into two parts:
●	The first part of the incentive fee is based on income, whereby we will pay the Investment Adviser quarterly in arrears 12.5% of our Pre-Incentive Fee Net Investment Income Returns (as defined below) for each calendar quarter, as adjusted for share issuances and repurchases, subject to a 5.0% annualized hurdle rate, with a catch-up.

●	The second part of the incentive fee is based on realized capital gains, whereby we will pay the Investment Adviser at the end of each calendar year in arrears 12.5% of cumulative realized capital gains from inception through the end of such calendar year, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any previously paid incentive fee on capital gains.

As we cannot predict whether we will meet the necessary performance targets, we have assumed no incentive fee for this chart. Once fully invested, we expect the incentive fees we pay to increase to the extent we earn greater income or generate capital gains through our investments in portfolio companies. If we achieved an annualized total return of 5% for each quarter made up entirely of net investment income, no incentive fees would be payable to the Investment Adviser because the hurdle rate was not exceeded. If instead we achieved a total return of 5% in a calendar year made up of entirely realized capital gains net of all realized capital losses and unrealized capital depreciation, an incentive fee equal to 0.63% of our net assets would be payable. See “Investment Advisory Agreement and Administration Agreement” for more information concerning the incentive fees.

(6)	Subject to FINRA limitations on underwriting compensation, we will also pay the following shareholder servicing and/or distribution fees to the Managing Dealer on a monthly basis: (a) for Class S shares, a shareholder servicing and/or distribution fee equal to 0.85% per annum of the aggregate NAV for the Class S shares and (b) for Class D shares only, a shareholder servicing and/or distribution fee equal to 0.25% per annum of the aggregate NAV for the Class D shares. The distribution and servicing expenses borne by the participating brokers may be different from and substantially less than the amount of shareholder servicing and/or distribution fees charged. All or a portion of the shareholder servicing and/or distribution fee may be used to pay for sub-transfer agency, sub-accounting and certain other administrative services. The Fund also may pay for these sub-transfer agency, sub-accounting and certain other administrative services outside of the shareholder servicing and/or distribution fees and its Distribution and Servicing Plan. No shareholder servicing and/or distribution fees will be paid with respect to the Class I shares. In addition, as set forth in and pursuant to the Managing Dealer Agreement, we will pay the Managing Dealer certain fees for its services as Managing Dealer, which will be borne indirectly by all shareholders of the Fund. See “Plan of Distribution—Underwriting Compensation.” Such additional amounts are reflected in “Other Expenses.” The total amount that will be paid over time for underwriting compensation depends on the average length of time for which shares remain outstanding, the term over which such amount is measured and the performance of our investments. We will cease paying the shareholder servicing and/or distribution fee on the Class S shares and Class D shares on the earlier to occur of the following: (i) a listing of Class I shares, (ii) our merger or consolidation with or into another entity, or the sale or other disposition of all or substantially all of our assets or (iii) the date following the completion of the primary portion of this offering on which, in the aggregate, underwriting compensation from all sources in connection with this offering, including the shareholder servicing and/or distribution fee and other underwriting compensation, is equal to 10% of the gross proceeds from our primary offering. In addition, consistent with the exemptive relief the Fund has applied for that would allow us to offer multiple classes of shares, at the end of the month in which the Managing Dealer in conjunction with the transfer agent determines that total transaction or other fees, including upfront placement fees or brokerage commissions, and shareholder servicing and/or distribution fees paid with respect to the shares held in a shareholder’s account would exceed, in the aggregate, 10% of the gross proceeds from the sale of such shares (or a lower limit as determined by the Managing Dealer or the applicable selling agent), we will cease paying the shareholder servicing and/or distribution fee on the Class S shares and Class D shares in such shareholder’s account. Compensation paid with respect to the shares in a shareholder’s account will be allocated among each share such that the compensation paid with respect to each individual share will not exceed 10% of the offering price of such share. We may modify this requirement in a manner that is consistent with applicable exemptive relief. At the end of such month, the Class S shares or Class D shares in such shareholder’s account will convert into a number of Class I shares (including any fractional shares), with an equivalent aggregate NAV as such Class S or Class D shares. See “Plan of Distribution” and “Estimated Use of Proceeds.” The total underwriting compensation and total organization and offering expenses will not exceed 10% and 15%, respectively, of the gross proceeds from this offering.
(7)	We may borrow funds to make investments, including before we have fully invested the proceeds of this continuous offering. To the extent that we determine it is appropriate to borrow funds to make investments, the costs associated with such borrowing will be indirectly borne by shareholders. The figure in the table assumes that we borrow for investment purposes an amount equal to 125% of our weighted average net assets in the initial 12-month period of this offering, and that the average annual cost of borrowings, including the amortization of cost associated with obtaining borrowings and unused commitment fees, on the amount borrowed is currently estimated to be 7.25%. Our ability to incur leverage during the 12 months following the commencement of this offering depends, in large part, on the amount of money we are able to raise through the sale of shares registered in this offering and the availability of financing in the market.
(8)	“Other expenses” include, but are not limited to, expenses relating to and/or borne by the CLO Vehicle (if any), accounting, legal and auditing fees, reimbursement of expenses to our Administrator, organization and offering expenses, underwriting compensation paid outside of the distribution and servicing fee described above and fees payable to our trustees, as discussed in “Plan of Operation.” The amount presented in the table estimates the amounts we expect to pay during the initial 12-month period of this offering.

We have entered into an Expense Support and Conditional Reimbursement Agreement with the Investment Adviser. The Investment Adviser may elect to pay certain of our expenses on our behalf, including organization and offering expenses, provided that no portion of the payment will be used to pay any interest expense or shareholder servicing and/or distribution fees of the Fund. Any Expense Payment that the Investment Adviser has committed to pay must be paid by the Investment Adviser to us in any combination of cash or other immediately available funds no later than 45 days after such commitment was made in writing, and/or offset against amounts due from us to the Investment Adviser or its affiliates. If the Investment Adviser elects to pay certain of our expenses, the Investment Adviser will be entitled to reimbursement of such expenses from us if Available Operating Funds (as defined below) exceed the cumulative distributions accrued to the Fund’s shareholders. See “Plan of Operations—Expenses—Expense Support and Conditional Reimbursement Agreement” for additional information regarding the Expense Support Agreement. Because the Investment Adviser’s obligation to pay certain of our expenses is voluntary, the table above does not reflect the impact of any expense support from the Investment Adviser.

Example: We have provided an example of the projected dollar amount of total expenses that would be incurred over various periods with respect to a hypothetical $1,000 investment in each class of our Common Shares. In calculating the following expense amounts, we have assumed that: (1) our annual operating expenses and offering expenses remain at the levels set forth in the table above, except to reduce annual expenses upon completion of organization and offering expenses, (2) the annual return before fees and expenses is 5.0%, (3) the net return after payment of fees and expenses is distributed to shareholders and reinvested at NAV and (4) your financial intermediary does not directly charge you transaction or other fees.

Class S shares

Return Assumption	1 Year	3 Years	5 Years	10 Years
You would pay the following expenses on a $1,000 investment, assuming a 5.0% annual return from net investment income:	$121	$337	$524	$887
Total expenses assuming a 5.0% annual return solely from net realized capital gains:	$127	$352	$544	$909

Class D shares

Return Assumption	1 Year	3 Years	5 Years	10 Years
You would pay the following expenses on a $1,000 investment, assuming a 5.0% annual return from net investment income:	$115	$322	$504	$864
Total expenses assuming a 5.0% annual return solely from net realized capital gains:	$121	$337	$524	$888

Class I shares

Return Assumption	1 Year	3 Years	5 Years	10 Years
You would pay the following expenses on a $1,000 investment, assuming a 5.0% annual return from net investment income:	$112	$316	$495	$854
Total expenses assuming a 5.0% annual return solely from net realized capital gains:	$118	$331	$516	$879

While the examples assume a 5.0% annual return on investment before fees and expenses, our performance will vary and may result in an annual return that is greater or less than this. These examples should not be considered a representation of your future expenses. If we achieve sufficient returns on our investments to trigger a quarterly incentive fee on income and/or if we achieve net realized capital gains in excess of 5.0%, both our returns to our shareholders and our expenses would be higher. See “Investment Advisory Agreement and Administration Agreement” for information concerning incentive fees.

RISK FACTORS

Investing in our Common Shares involves a number of significant risks. Before you invest in our Common Shares, you should be aware of various risks, including those described below. The risks set out below are known material risks but not the only risks we face. Additional risks and uncertainties not presently known to us or not presently deemed material by us could also impair our operations and performance. If any of the following events occur, our business, financial condition, results of operations and cash flows could be materially and adversely affected. In such case, our NAV could decline, and you could lose all or part of your investment. The risk factors described below are the principal risk factors associated with an investment in us as well as those factors generally associated with an investment company with investment objectives, investment policies, capital structure or trading markets similar to ours. In addition to the other information contained in this prospectus, you should consider carefully the following information before making an investment in our Common Shares.

Risks Related to Our Business and Structure

We are a relatively new company and have no operating history.

The Fund is a non-diversified, closed-end management investment company that has elected to be regulated as a BDC with no operating history. As a result, prospective investors have no track record or history on which to base their investment decision. We are subject to all of the business risks and uncertainties associated with any new business, including the risk that we will not achieve our investment objective, that we will not qualify or maintain our qualification to be treated as a RIC, and that the value of your investment could decline substantially or become worthless. Further, GC Advisors has not previously offered a non-traded business development company. While we believe that the past professional experiences of GC Advisors’ investment team, including investment and financial experience of the GC Advisors’ senior management, will increase the likelihood that the GC Advisors will be able to manage the Fund successfully, there can be no assurance that this will be the case.

We are subject to risks associated with the current interest rate environment and to the extent we use debt to finance our investments, changes in interest rates will affect our cost of capital and net investment income.

To the extent we borrow money or issue debt securities or preferred stock to make investments, our net investment income will depend, in part, upon the difference between the rate at which we borrow funds or pay interest or dividend on such debt securities or preferred stock and the rate at which we invest these funds. In addition, many of our debt investments will have floating interest rates that reset on a periodic basis, and many of our investments are subject to interest rate floors. As a result, a change in market interest rates could have a material adverse effect on our net investment income. In periods of rising interest rates, our cost of funds will increase because the interest rates on the amounts borrowed under our credit facilities or certain other financing arrangements are typically floating, which could reduce our net investment income to the extent any debt investments have fixed interest rates, and the interest rate on investments with an interest rate floor above current levels will not increase until interest rates exceed the applicable floor.

We can use interest rate risk management techniques in an effort to limit our exposure to interest rate fluctuations. Such techniques could include various interest rate hedging activities to the extent permitted by the 1940 Act and applicable commodities laws. These activities could limit our ability to participate in the benefits of lower interest rates with respect to the hedged borrowings. Adverse developments resulting from changes in interest rates or hedging transactions could have a material adverse effect on our business, financial condition and results of operations, in particular with respect to increases from current levels to the level of the interest rate floors on certain investments.

You should also be aware that a rise in the general level of interest rates typically will lead to higher interest rates applicable to our debt investments, which could result in an increase of the amount of incentive fees payable to GC Advisors. In addition, a decline in the prices of the debt we own could adversely affect our NAV. Also, an increase in interest rates available to investors could make an investment in our Common Shares less attractive if we are not able to increase our distribution rate, which could reduce the value of our Common Shares.

We operate in a highly competitive market for investment opportunities, which could reduce returns and result in losses.

A number of entities compete with us to make the types of investments that we plan to make and we believe that recent market trends, including sustained periods of low interest rates, have increased the number of competitors seeking to invest in loans to private, middle market and upper middle market companies in the United States. We compete with public and private funds, commercial and investment banks, commercial financing companies and, to the extent they provide an alternative form of financing, private equity and hedge funds. Many of our competitors are substantially larger and have considerably greater financial, technical and marketing resources than we do. For example, we believe some of our competitors could have access to funding sources that are not available to us. In addition, some of our competitors could have higher risk tolerances or different risk assessments, which could allow them to consider a wider variety of investments and establish more relationships than us. Furthermore, many of our competitors are not subject to the regulatory restrictions that the 1940 Act imposes on us as a business development company or the source of income, asset diversification and distribution requirements we must satisfy to qualify for and maintain our treatment as a RIC. The competitive pressures we face could have a material adverse effect on our business, financial condition, results of operations and cash flows. As a result of this competition, we can provide no assurance that we will be able to take advantage of attractive investment opportunities that arise from time to time, and we can provide no assurance that we will be able to identify and make investments that are consistent with our investment objective.

An excess of the amount of capital in the private debt markets and overall competition for loans could result in short term returns for us that are lower than our long-term targets. In the event these conditions continue for an extended amount of time, they could have a material adverse effect on our business, financial condition and results of operations.

Identifying, structuring and consummating investments involves competition among capital providers and market and transaction uncertainty. GC Advisors can provide no assurance that it will be able to identify a sufficient number of suitable investment opportunities or to avoid prepayment of existing investments to satisfy our investment objectives, including as necessary to effectively structure credit facilities or other forms of leverage.

The loan origination market is very competitive, which can result in loan terms that are more favorable to borrowers, and conversely less favorable to lenders, such as lower interest rates and fees, weaker borrower financial and other covenants, borrower rights to cure defaults, and other terms more favorable to borrowers than current or historical norms. Increased competition could cause us to make more loans that are “cov-lite” in nature and, in a distressed scenario, there can be no assurance that these loans will retain the same value as loans with a full package of covenants. As a result of these conditions, the market for leveraged loans could become less advantageous than expected for us, and this could increase default rates, decrease recovery rates or otherwise harm our returns. The risk of prepayment is also higher in the current competitive environment if borrowers are offered more favorable terms by other lenders. The financial markets have experienced substantial fluctuations in prices and liquidity for leveraged loans. Any further disruption in the credit and other financial markets could have substantial negative effects on general economic conditions, the availability of required capital for companies and the operating performance of such companies. These conditions also could result in increased default rates and credit downgrades, and affect the liquidity and pricing of the investments made by us. Conversely, periods of economic stability and increased competition among capital providers could increase the difficulty of locating investments that are desirable for us.

With respect to the investments we make, we do not seek to compete based primarily on the interest rates we offer, and we believe that some of our competitors could make loans with interest rates that will be lower than the rates we offer. In the secondary market for acquiring existing loans, we compete generally on the basis of pricing terms. With respect to all investments, we could lose some investment opportunities if we do not match our competitors’ pricing, terms and structure. However, if we match our competitors’ pricing, terms and structure, we could experience decreased net interest income, lower yields and increased risk of credit loss. We will also compete for investment opportunities with accounts managed or sponsored by GC Advisors or its affiliates. Although GC Advisors allocates opportunities in accordance with its allocation policy, allocations to such other accounts will reduce the amount and frequency of opportunities available to us and thus not necessarily be in the best interests of us and our security holders. Moreover, the performance of investments will not be known at the time of allocation.

Covenant-lite loans may expose us to different risks, including with respect to liquidity, ability to restructure loans, credit risks and less protective loan documentation, than is the case with loans that contain financial maintenance covenants.

Certain loans in our portfolio may consist of “covenant-lite” loans. Such loans may not require the borrower to maintain debt service or other financial ratios and do not include terms which allow the lender to monitor the performance of the borrower and declare a default if certain criteria are breached. Ownership of covenant-lite loans may expose us to different risks, including with respect to liquidity, ability to restructure loans, credit risks and less protective loan documentation, than is the case with loans that contain financial maintenance covenants.

Rising interest rates could affect the value of our investments and make it more difficult for portfolio companies to make periodic payments on their loans.

Interest rate risk refers to the risk of market changes in interest rates. Interest rate changes affect the value of debt. In general, rising interest rates will negatively impact the price of fixed rate debt, and falling interest rates will have a positive effect on price. Adjustable rate debt also reacts to interest rate changes in a similar manner, although generally to a lesser degree. Interest rate sensitivity is generally larger and less predictable in debt with uncertain payment or prepayment schedules. Further, rising interest rates make it more difficult for borrowers to repay debt, which could increase the risk of payment defaults. Any failure of one or more portfolio companies to repay or refinance its debt at or prior to maturity or the inability of one or more portfolio companies to make ongoing payments following an increase in contractual interest rates could have a material adverse effect on our business, financial condition, results of operations and cash flows.

We are subject to risks associated with the discontinuation of LIBOR, which will affect our cost of capital and net investment income.

In July 2017, the Financial Conduct Authority, or the FCA, announced its intention to cease sustaining the London Inter-Bank Offered Rate, or LIBOR, by the end of 2021.

As of January 1, 2022, USD LIBOR is available in five settings (overnight, one-month, three-month, six-month and 12-month). The ICE Benchmark Administration (“IBA”) has stated that it will cease to publish all remaining USD LIBOR settings immediately following their publication on June 30, 2023. As of January 1, 2022, all non-USD LIBOR reference rates in all settings ceased to be published.

In April 2018, the New York Federal Reserve Bank began publishing its alternative rate, the Secured Overnight Financing Rate, or SOFR. The Bank of England followed suit in April 2018 by publishing its proposed alternative rate, the Sterling Overnight Index Average, or SONIA. Each of SOFR and SONIA significantly differ from LIBOR, both in the actual rate and how it is calculated, and therefore it is unclear whether and when markets will adopt either of these rates as a widely accepted replacement for LIBOR.

As such, when LIBOR is discontinued, if a replacement rate is not widely agreed upon or if a replacement rate is significantly different from LIBOR, it could cause a disruption in the credit markets generally. Such a disruption could also negatively impact the market value and/or transferability of our portfolio company investments. Furthermore, disruptions related to loans and/or other debt financing securitizations (CLOs) in the marketplace could have a material adverse effect on the ability of GC Advisors or its affiliates to enter into loans in the future in accordance with our investment strategy and have a material adverse effect on us. We could also be materially and adversely impacted to the extent GC Advisors or its affiliates are unable to successfully implement an acceptable replacement rate in leverage utilized by us or if there is a prolonged period of mismatch on the interest rates payable on our leverage and our portfolio investments as a result of the discontinued publication of LIBOR results in a decrease in our net investment income and distributions we are able to pay to our shareholders.

We are dependent upon GC Advisors for our success and upon its access to the investment professionals and partners of Golub Capital and its affiliates.

We do not have any internal management capacity or employees. We rely on GC Advisors to manage and conduct our affairs and make all investment decisions. Subject to the oversight of our board of trustees, GC Advisors has sole discretion in originating, structuring, negotiating, purchasing, financing and eventually divesting our investments, and our investors will not be able to evaluate for themselves the merits of particular investments prior to us making such investments. We depend on the diligence, skill and network of business contacts of the senior investment professionals of GC Advisors to achieve our investment objective. GC Advisors’ investment committee, which consists of two members of our board of trustees and additional employees of Golub Capital LLC, provides oversight over our investment activities. We also cannot assure you that we will replicate the historical results achieved by members of the investment committee, and we caution you that our investment returns could be substantially lower than the returns achieved by them in prior periods. We expect that GC Advisors will evaluate, negotiate, structure, close and monitor our investments in accordance with the terms of the Investment Advisory Agreement. We can offer no assurance, however, that the senior investment professionals of GC Advisors will continue to provide investment advice to us. If these individuals do not maintain their existing relationships with Golub Capital LLC and its affiliates and do not develop new relationships with other sources of investment opportunities, we can provide no assurance that GC Advisors or its affiliates will be able to identify appropriate replacements or grow our investment portfolio. The loss of any member of GC Advisors’ investment committee or of other senior investment professionals of GC Advisors and its affiliates would limit our ability to achieve our investment objective and operate as we anticipate. This could have a material adverse effect on our financial condition, results of operations and cash flows.

The Staffing Agreement provides that Golub Capital LLC makes available to GC Advisors experienced investment professionals and provides access to the senior investment personnel of Golub Capital LLC for purposes of evaluating, negotiating, structuring, closing and monitoring our investments. We are not a party to the Staffing Agreement and cannot assure you that Golub Capital LLC will fulfill its obligations under the agreement. If Golub Capital LLC fails to perform, we cannot assure you that GC Advisors will enforce the Staffing Agreement, that such agreement will not be terminated by either party or that we will continue to have access to the investment professionals of Golub Capital LLC and its affiliates or their information and deal flow.

Our business model depends to a significant extent upon strong referral relationships with sponsors and investing in companies backed by private equity sponsors. Any inability of GC Advisors to maintain or develop these relationships, or the failure of these relationships to generate investment opportunities, could adversely affect our business.

GC Advisors is highly dependent on relationships with private equity sponsors in connection with the sourcing of investments. If private equity sponsors find new sources of debt capital that are more advantageous to them, or if GC Advisors suffers reputational harm such that it becomes a less attractive source of capital for private equity sponsors, GC Advisors could have difficulty finding and sourcing new middle market debt investments. Private equity sponsors could experience financial distress, which could be related or unrelated to the portfolio companies to which we have exposure. Once in financial distress, such sponsors likely would be unable to provide the same level of managerial, operating or financial support to such portfolio companies, resulting in an increased risk of default or inability to repay remaining principal at maturity.

From time to time, we expect to have direct or indirect exposure to companies controlled by private equity sponsors in which the sponsors have completed one or more dividend recapitalizations, thereby allowing the private equity sponsor to substantially reduce or eliminate its net investment in an underlying portfolio company. These investments generally present different investment characteristics to us than investments where a private equity sponsor retains a significant net contributed capital position in the company. These investments could experience a higher rate of default. Even when a default does not occur, private equity sponsors could be less willing to provide ongoing financial, managerial or operating support to a portfolio company after it has received one or more capital distributions on its investment.

We believe that purchase price multiples of companies (as measured by the price paid by a private equity sponsor to purchase a company divided by the company’s trailing twelve-month earnings) to which we have direct or indirect exposure are close to all-time highs. When considering the appropriate amount of financing to provide a prospective borrower, GC Advisors considers the value cushion as measured by the difference between the enterprise value of the company and the total amount of financing. If market purchase price multiples decline or if a portfolio company experiences financial distress, the value cushion supporting our investment could deteriorate and the investment could become impaired, resulting in losses for us. The risk of such losses for us are greater during periods when purchase price multiples are close to all-time highs.

We can provide no assurance that we will be able to replicate the historical results achieved by other entities managed or sponsored by members of GC Advisors’ investment committee, or by GC Advisors or its affiliates.

Potential investors are cautioned that past investment performance of similar portfolios and other investment vehicles managed by GC Advisors or its affiliates is not indicative of how we will perform. Our investments could differ from some existing accounts and funds that are or have been sponsored or managed by members of GC Advisors’ investment committee, GC Advisors or affiliates of GC Advisors. Investors in our securities are not acquiring an interest in any accounts that are or have been sponsored or managed by members of GC Advisors’ investment committee, GC Advisors or affiliates of GC Advisors. We will often co-invest in portfolio investments with other accounts sponsored or managed by members of GC Advisors’ investment committee, GC Advisors or its affiliates. Such investments are subject to regulatory limitations and approvals by trustees who are not “interested persons,” as defined in the 1940 Act. We can offer no assurance, however, that we will obtain such approvals or develop opportunities that comply with such limitations. We also cannot assure you that we will replicate the historical results achieved by members of the investment committee, and we caution you that our investment returns could be substantially lower than the returns achieved by them in prior periods. Additionally, all or a portion of the prior results were achieved in particular market conditions that might never be repeated. Moreover, current or future market volatility and regulatory uncertainty can have an adverse impact on our future performance.

Our financial condition, results of operations and cash flows depend on our ability to manage our business effectively.

Our ability to achieve our investment objective depends on our ability to manage our business and to grow. This depends, in turn, on GC Advisors’ ability to identify, invest in and monitor companies that meet our investment criteria. The achievement of our investment objectives on a cost-effective basis depends upon GC Advisors’ execution of our investment process, its ability to provide competent, attentive and efficient services to us and, to a lesser extent, our access to financing on acceptable terms. GC Advisors has substantial responsibilities under the Investment Advisory Agreement, as well as responsibilities in connection with the management of other accounts sponsored or managed by GC Advisors, members of GC Advisors’ investment committee or Golub Capital LLC. The personnel of the Administrator and its affiliates could be called upon to provide managerial assistance to our portfolio companies. These activities could distract them or slow our rate of investment. Any failure to manage our business and our future growth effectively could have a material adverse effect on our business, financial condition, results of operations and cash flows.

There are significant potential conflicts of interest as a result of our arrangements with GC Advisors and its affiliates and GC Advisors’ investment committee that could affect our investment returns.

As a result of our arrangements with GC Advisors and its affiliates and GC Advisors’ investment committee, there will be times when GC Advisors or such persons have interests that differ from those of our security holders, giving rise to a conflict of interest, many of which are described in the following risk factors. GC Advisors attempts to identify, monitor and mitigate conflicts of interest. Further, GC Advisors has implemented policies and procedures reasonably designed to ensure its clients are treated fairly and equitably over time. GC Advisors believes that these factors, together with Golub Capital’s commitment to put investors first, effectively mitigate the risks associated with such conflicts of interest. However, it can be difficult to ensure that conflicts of interest do not adversely affect us.

There are conflicts related to the obligations of GC Advisors’ investment committee, GC Advisors or its affiliates have to other clients and conflicts related to fees and expenses of such other clients.

The members of GC Advisors’ investment committee serve as officers, trustees or principals of entities that operate in the same or a related line of business as we do or of accounts sponsored or managed by GC Advisors or its affiliates. Currently, our trustees and certain of our officers also serve as trustees and officers of GBDC, GBDC 3, GDLC, GBDC 4 and GDLCU, each a closed-end, non-diversified management investment company that has also elected to be regulated as a business development company under the 1940 Act. Similarly, GC Advisors and its affiliates manage other clients with similar or competing investment objectives.

GC Advisors’ management team will share its time and attention between us and other investment vehicles and accounts. Neither we nor any investor in us unaffiliated with GC Advisors will have any rights in or to independent ventures of GC Advisors or its affiliates or in the income or profits derived therefrom. GC Advisors does not expect to have any dedicated personnel who spend all or substantially all of their time managing our investing activities.

In serving in these multiple capacities, GC Advisors and its personnel have obligations to other clients or investors in those entities, the fulfillment of which could conflict with the best interests of us or our shareholders. For example, the economic disruption and uncertainty precipitated by the COVID-19 pandemic has required GC Advisors and its affiliates to devote additional time and focus to existing portfolio companies in which other funds and accounts managed by GC Advisors and its affiliates hold investments. The allocation of time and focus by personnel of GC Advisors and its affiliates to these existing portfolio company investments held by other funds and accounts could reduce the time that such individuals have to spend on our investing activities.

Our investment objective overlaps with the investment objectives of other affiliated accounts. For example, GC Advisors and its affiliates currently manage GBDC, GBDC 3, GDLC, GBDC 4 and GDLCU and multiple private funds and separate accounts that pursue an investment strategy similar to or overlapping with ours, some of which will seek additional capital from time to time. We compete with these and other accounts sponsored or managed by GC Advisors and its affiliates for capital and investment opportunities. As a result, GC Advisors and its affiliates face conflicts in the allocation of investment opportunities among us and other accounts advised by or affiliated with GC Advisors and, in certain circumstances, in the timing of the sale of an investment. Certain of these accounts provide for higher management or incentive fees, allow GC Advisors to recover greater expense reimbursements or overhead allocations, and/or permit GC Advisors and its affiliates to receive higher origination and other transaction fees, all of which could contribute to this conflict of interest and create an incentive for GC Advisors to favor such other accounts. For example, the 1940 Act restricts GC Advisors from receiving more than a 1% fee in connection with loans that we acquire, or originate, a limitation that does not exist for certain other accounts. GC Advisors seeks to allocate investment opportunities among eligible accounts in a manner that is fair and equitable over time and consistent with its allocation policy. However, we can offer no assurance that such opportunities will be allocated to us fairly or equitably in the short-term or over time, and there can be no assurance that we will be able to participate in all investment opportunities that are suitable to us. Furthermore, because allocations under GC Advisors’ allocation policy are based on total capital of the relevant investing funds, including us, we expect to receive smaller allocations relative to larger accounts, including accounts that can incur material amounts of leverage, which could have a material adverse effect on our business, financial condition, results of operations and cash flows during such ramp-up period. With respect to the sale of investments, the sale of an investment by one account advised by GC Advisors or its affiliates could potentially adversely affect the market value of the interests in such investment that continue to be held by other accounts, including us.

GC Advisors’ investment committee, GC Advisors or its affiliates could, from time to time, possess material non-public information, limiting our investment discretion.

Principals of GC Advisors and its affiliates and members of GC Advisors’ investment committee could serve as trustees of, or in a similar capacity with, companies in which we invest, the securities of which are purchased or sold on our behalf. In the event that material non-public information is obtained with respect to such companies, or we become subject to trading restrictions under the internal trading policies of those companies or as a result of applicable law or regulations, we could be prohibited for a period of time from purchasing or selling the securities of such companies, and this prohibition could have an adverse effect on us.

Our management and incentive fee structure creates incentives for GC Advisors that are not fully aligned with the interests of our shareholders and could induce GC Advisors to make certain investments, including speculative investments.

In the course of our investing activities, we pay management and incentive fees to GC Advisors. We pay to GC Advisors an incentive fee that is based on the performance of our portfolio and an annual base management fee that is based on the value of our net assets as of the beginning of the first business day of the month. Because the incentive fee is based on the performance of our portfolio, GC Advisors may be incentivized to make investments on our behalf that are riskier or more speculative than would be the case in the absence of such compensation arrangement. The way in which the incentive fee is determined may also encourage GC Advisors to use leverage to increase the return on our investments. Our compensation arrangements could therefore result in our making riskier or more speculative investments than would otherwise be the case. This could result in higher investment losses, particularly during cyclical economic downturns.

Additionally, the incentive fee payable by us to GC Advisors could create an incentive for GC Advisors to cause us to realize capital gains or losses that are not in the best interests of us or our shareholders. Under the incentive fee structure, GC Advisors benefits when we recognize capital gains and, because GC Advisors determines when an investment is sold, GC Advisors controls the timing of the recognition of such capital gains. Our board of trustees is charged with protecting our shareholders’ interests by monitoring how GC Advisors addresses these and other conflicts of interest associated with its management services and compensation.

The part of the management and incentive fees payable to GC Advisors that relates to our net investment income is computed and paid on income that includes interest income that has been accrued but not yet received in cash, such as market discount, debt instruments with payment-in-kind (“PIK”) interest, preferred shares with PIK dividends, zero coupon securities, and other deferred interest instruments. This compensation arrangement creates an incentive for GC Advisors to make investments on our behalf that are riskier or more speculative, including debt financings that provide for deferred interest, rather than current cash payments of interest. Under these investments, we accrue the interest over the life of the investment but do not receive the cash income from the investment until the end of the term. Our net investment income used to calculate the income portion of our investment fee, however, includes accrued interest. GC Advisors has an incentive to invest in deferred interest securities in circumstances where it would not have done so but for the opportunity to continue to earn the fees even when the issuers of the deferred interest securities would not be able to make actual cash payments to us on such securities. This risk could be increased because GC Advisors is not obligated to reimburse us for any fees received even if we subsequently incur losses or never receive in cash the deferred income that was previously accrued.

Our securities could be purchased by GC Advisors or its affiliates.

Affiliates of GC Advisors have purchased, and GC Advisors and its affiliates in the future expect to purchase, certain of our securities. The purchase of our securities, including our Common Shares, by GC Advisors and its affiliates could create certain risks. For example, GC Advisors and its affiliates could have an interest in disposing of our securities at a date that differs from that of our other investors so as to recover their investment in such securities.

Although we expect to adopt a share repurchase program, we have discretion to not repurchase your shares or to suspend the program.

Our board of trustees may amend or suspend the share repurchase program at any time in its discretion. You may not be able to sell your shares on a timely basis in the event our board of trustees amends or suspends the share repurchase program, absent a liquidity event, and we currently do not intend to undertake a liquidity event, and we are not obligated by our charter or otherwise to effect a liquidity event at any time. We will notify you of such developments in our quarterly reports or other filings. If less than the full amount of Common Shares requested to be repurchased in any given repurchase offer are repurchased, funds will be allocated pro rata based on the total number of Common Shares being repurchased without regard to class. There is also a risk that some shareholders, in anticipation of proration, may tender more Common Shares than they wish to have repurchased in a particular tender offer, thereby increasing the likelihood that proration will occur. The share repurchase program has many limitations and should not be considered a guaranteed method to sell shares promptly or at a desired price.

The timing of our repurchase offers pursuant to our share repurchase program may be at a time that is disadvantageous to our shareholders.

In the event a shareholder chooses to participate in our share repurchase program, the shareholder will be required to provide us with notice of intent to participate prior to knowing what the NAV per share of the class of shares being repurchased will be on the repurchase date. Although a shareholder will have the ability to withdraw a repurchase request prior to the repurchase date, to the extent a shareholder seeks to sell shares to us as part of our periodic share repurchase program, the shareholder will be required to do so without knowledge of what the repurchase price of our shares will be on the repurchase date.

The valuation process for certain of our portfolio holdings creates a conflict of interest.

The majority of our portfolio investments are expected to be made in the form of securities that are not publicly traded. As a result, our board of trustees will determine the fair value of these securities in good faith. Valuations of private investments and private companies require judgment, are inherently uncertain, often fluctuate and are frequently based on estimates. It is possible that determinations of fair value will differ materially from the values that would have been used if an active market for these investments existed. If determinations regarding the fair value of investments were materially higher than the values that were ultimately realized upon the sale of such investments, the returns to our investors would be adversely affected.

In connection with that determination, investment professionals from GC Advisors will provide our board of trustees with portfolio company valuations based upon the most recent portfolio company financial statements available and projected financial results of each portfolio company. The participation of GC Advisors’ investment professionals in our valuation process, and the indirect pecuniary interest in GC Advisors by Lawrence E. Golub and David B. Golub, results in a conflict of interest as GC Advisors’ management fee is based, in part, on our net assets and our incentive fees are based, in part, on unrealized gains and losses.

Conflicts related to other arrangements with GC Advisors or its affiliates.

We have entered into a license agreement with Golub Capital LLC under which Golub Capital LLC has granted us a non-exclusive, royalty-free license to use the name “Golub Capital.” See “Investment Advisory Agreement and Administration Agreement — Administration Agreement — License Agreement.” In addition, we pay to the Administrator our allocable portion of overhead and other expenses incurred by the Administrator in performing its obligations under the Administration Agreement, such as rent, fees and expenses associated with performing compliance functions and our allocable portion of the cost of our chief financial officer and chief compliance officer and their respective staffs. These arrangements create conflicts of interest, including in the allocation of expenses and the enforcement of the respective agreements, that our board of trustees must monitor.

Our ability to enter into transactions with our affiliates will be restricted, which could limit the scope of investments available to us.

We are prohibited under the 1940 Act from participating in certain transactions with our affiliates without the prior approval of our Independent Trustees and, in some cases, the SEC. Any person that owns, directly or indirectly, five percent or more of our outstanding voting securities is our affiliate for purposes of the 1940 Act, and we are generally prohibited from buying or selling any security from or to such affiliate, absent the prior approval of our Independent Trustees. GC Advisors and its affiliates are considered our affiliates for such purposes. The 1940 Act also prohibits certain “joint” transactions with certain of our affiliates, which could include investments in the same portfolio company, without prior approval of our Independent Trustees and, in some cases, the SEC. We are prohibited from buying or selling any security from or to, among others, any person who owns more than 25% of our voting securities or certain of that person’s affiliates, or entering into prohibited joint transactions with such persons, absent the prior approval of the SEC.

We can, however, invest alongside GC Advisors’ and its affiliates’ other clients in certain circumstances where doing so is consistent with applicable law, SEC staff, or Staff, interpretations, and the co-investment exemptive relief order from the SEC. For example, we can invest alongside such accounts consistent with guidance promulgated by the Staff permitting us and such other accounts to purchase interests in a single class of privately placed securities so long as certain conditions are met, including that GC Advisors, acting on our behalf and on behalf of its other clients, negotiates no term other than price. We can also invest alongside GC Advisors’ other clients as otherwise permissible under regulatory guidance, applicable regulations and GC Advisors’ allocation policy. Under this allocation policy, GC Advisors will determine the amount of any proposed investment to be made by us and similar eligible accounts. We expect that these determinations will be made similarly for other accounts sponsored or managed by GC Advisors and its affiliates. If sufficient securities or loan amounts are available to satisfy our and each such account’s proposed investment, the opportunity will be allocated in accordance with GC Advisors’ pre-transaction determination. Where there is an insufficient amount of an investment opportunity to fully satisfy us and other accounts sponsored or managed by GC Advisors or its affiliates, the allocation policy further provides that allocations among us and other accounts will generally be made pro rata based on the relative capital available for investment of each of us and such other eligible accounts, subject to minimum and maximum investment size limits. In situations in which co-investment with other entities sponsored or managed by GC Advisors or its affiliates is not permitted or appropriate, GC Advisors will need to decide whether we or such other entity or entities will proceed with the investment. GC Advisors will make these determinations based on its policies and procedures, which generally require that such opportunities be offered to eligible accounts on a basis that will be fair and equitable over time, including, for example, through random or rotational methods. However, we can offer no assurance that investment opportunities will be allocated to us fairly or equitably in the short-term or over time.

On occasion, an investment opportunity will be too large to satisfy our desired position size and that of other investment funds and accounts managed by GC Advisors and its affiliates. GC Advisors can provide no assurance that it will be able to identify counterparties to participate in such investment opportunities, and could be required to decline to make investments where it does not believe that it can successfully sell some of the investment opportunity to another market participant.

In situations in which co-investment with other accounts sponsored or managed by GC Advisors or its affiliates is not permitted or appropriate, such as when, in the absence of the exemptive relief described below, we and such other accounts cannot make investments in the same issuer or where the different investments could be expected to result in a conflict between our interest and those of other accounts, GC Advisors needs to decide whether we or such other accounts will proceed with such investments. GC Advisors makes these determinations based on its policies and procedures, which generally require that such investment opportunities be offered to eligible accounts on a basis that is fair and equitable over time, including, for example, through random or rotational methods. Moreover, we generally will be unable to invest in an issuer in which an account sponsored or managed by GC Advisors or its affiliates has previously invested. Similar restrictions limit our ability to transact business with our officers or trustees or their affiliates. These restrictions limit the scope of investment opportunities that would otherwise be available to us.

On February 27, 2017 and amended by the order issued on January 13, 2023, GC Advisors and certain other funds and accounts sponsored or managed by GC Advisors and its affiliates received exemptive relief from the SEC to permit greater flexibility to negotiate the terms of co-investments if our board of trustees determines that it would be advantageous for us to co-invest with other accounts sponsored or managed by GC Advisors or its affiliates in a manner consistent with our investment objectives, positions, policies, strategies and restrictions as well as regulatory requirements and other pertinent factors. Under the terms of this exemptive relief, a “required majority” (as defined in Section 57(o) of the 1940 Act) of our Independent Trustees is required to make certain conclusions in connection with a co-investment transaction, including that (1) the terms of the proposed transaction are reasonable and fair to us and our shareholder and do not involve overreaching of us or our shareholders on the part of any person concerned and (2) the transaction is consistent with the interests of our shareholders and is consistent with our investment strategies and policies. We believe that co-investment by us and accounts sponsored or managed by GC Advisors and its affiliates will afford us additional investment opportunities and the ability to achieve greater diversification. There could be many follow-on opportunities available to other entities advised by GC Advisors and its affiliates that are unavailable to us due to the limitations of the exemptive relief granted to GC Advisors and its affiliates.

Although the terms of the exemptive relief require that GC Advisors will be given the opportunity to cause us to participate in certain transactions originated by affiliates of GC Advisors, GC Advisors could determine that we not participate in those transactions and for certain other transactions (as set forth in certain criteria approved by our board of trustees) GC Advisors may not have the opportunity to cause us to participate. In addition, even if we and any such other entities sponsored or managed by GC Advisors or its affiliates invest in the same securities or loans, conflicts of interest could still arise. For example, it is possible that, as a result of legal, tax, regulatory, accounting, political or other considerations, the terms of such investment (and divestment thereof) (including with respect to price and timing) for us and such other entities advised by GC Advisors and its affiliates could differ. Additionally, we and such other entities advised by GC Advisors and its affiliates will generally have different investment periods and/or investment objectives (including return profiles) and, as a result, have conflicting goals with respect to the price and timing of disposition opportunities. As such, to the extent permissible under applicable law and any applicable order issued by the SEC, we and such other entities could dispose of co-investments at different times and on different terms.

We expect to enter into an unsecured revolving loan agreement with GC Advisors, or the GCRED Adviser Revolver, resulting in a conflict of interest between GC Advisors’ obligation to act in its own best interest and in our best interest.

We expect to enter into the GCRED Adviser Revolver with GC Advisors. GC Advisors has a conflict of interest between its obligation to act in our best interest and its own best interest. Any such loans or advances made to us under the GCRED Adviser Revolver will be consistent with applicable law, GC Advisors’ fiduciary obligations to act in our best interests, our investment objectives, and the asset coverage ratio requirements under the 1940 Act. The terms associated with any such loans from GC Advisors or its affiliates, including the interest charged, shall, in the aggregate, be no more favorable to GC Advisors or its affiliates than could be obtained in an arm’s-length transaction but will not necessarily be on the same terms or at the same interest rate charged by GC Advisors to other funds that it manages. Neither GC Advisors nor any of its affiliates is obligated to extend any such loans to us and such loans will not necessarily be made available to us in the same amounts or on the same economic terms as are made available to other funds advised by GC Advisors or its affiliates, or at all. In the event that we are required to find third-party financing in place of or in addition to loans from GC Advisors and its affiliates, such third-party financing could be at less favorable economic terms than the loans from GC Advisors and its affiliates, which could reduce our returns.

To the extent consistent with GC Advisors’ fiduciary duties, GC Advisors could make certain investment decisions for the purpose of receiving transaction fees.

In connection with investments made by us, GC Advisors and its affiliates often receive origination, commitment, documentation, structuring, facility, monitoring, amendment, refinancing, administrative agent and/or other fees from portfolio investments in which we invest or propose to invest. The potential for GC Advisors and its affiliates to receive such economic benefits creates conflicts of interest as GC Advisors and its affiliates have an incentive to invest in portfolio investments that provide such benefits. Similarly, GC Advisors and its affiliates could be incentivized to waive certain fees in connection with a refinancing in order to receive certain fees in the new transaction, including when we and/or other accounts advised by GC Advisors and its affiliates can participate in the original or refinanced investment, or both.

Reductions, waivers or absorptions of fees and costs can temporarily result in higher returns to investors than they would otherwise receive if full fees and costs were charged.

GC Advisors and its affiliates are permitted to reduce, waive or absorb some of the fees or costs otherwise due by us. While this activity can be seen as friendly to investors, reductions, waivers and absorptions of fees and costs result in higher returns to investors than such investors would receive if full fees and costs were charged. There is no guarantee that such reductions, waivers or absorptions will occur in the future, and any reductions, waivers and absorptions are entirely at the discretion of GC Advisors or the Administrator, as applicable.

GC Advisors could prioritize its relationship with a borrower or private equity sponsor instead of seeking the most advantageous terms for our investments.

GC Advisors will not make any investment on behalf of us that it does not believe to be in our best interest. However, conflicts can arise in any particular transaction between obtaining the most advantageous terms for an investment, which benefits us and other clients of GC Advisors participating in that investment, and maintaining GC Advisors’ relationship with a borrower or private equity sponsor, which likely serves the long-term best interests of GC Advisors’ clients overall, including us. For example, affiliates of GC Advisors hold relatively small, minority investments in unaffiliated private equity funds, which arguably creates an incentive for GC Advisors to cause us to invest in portfolio companies owned by such private equity funds and to treat such portfolio companies more favorably in a workout situation. As another example of the conflicts that could arise, GC Advisors is permitted to reduce or waive transaction or prepayment fees, offer loan terms that are more favorable to the borrower (and conversely, less favorable to us), accept a below target position size, agree to amend certain terms or waive existing terms or defaults or make other similar concessions to maintain or improve a relationship with a private equity sponsor or borrower, which GC Advisors believes will increase the likelihood of repeat business that will benefit us and GC Advisors’ other clients.

GC Advisors operates in multiple business lines and could pursue additional business lines, which could create a conflict of interest in the allocation of its time and focus.

While Golub Capital maintains two major business lines, it has explored and will continue to explore opportunities outside these business lines. Such activity could adversely affect us. These risks include reputational damage, loss of management attention and time due to multiple constraints, regulatory sanctions, adverse impact to business relationships, increased competition of capital allocations, and expansion of potential risks to GC Advisors’ business as a whole outside those previously disclosed. New business lines could also exacerbate existing conflicts of interest and raise new conflicts.

Investors should be aware that other lines of business at Golub Capital could indirectly affect their investment in us, even if we are not directly exposed to those lines of business. While GC Advisors and its affiliates keep each investment client as a legally distinct entity or account, there are risks that a separate business line suffering a material adverse condition could affect other business lines to which we have direct exposure, and consequently, our performance. These risks could materially affect GC Advisors’ business as a whole, and include loss of reputation, loss of management time and focus, regulatory sanctions, and adverse impact to business relationships.

Golub Capital could pursue strategic transactions, which could create a conflict of interest in the allocation of GC Advisors’ time and focus.

Golub Capital could engage in any number of strategic transactions, including acquisitions, divestitures, joint ventures, new business formations, restructurings, launches of new investment fund strategies and structures or even a fund that pursues a strategy that is different than what Golub Capital has historically focused on, such as a private equity fund of funds. Additionally, Golub Capital could sell stakes in itself or in its affiliates or acquire stakes in other asset managers, service providers or investment vehicles, including to or from investors in the Fund. In August 2018, Golub Capital sold a passive, non-voting minority stake in its management companies. While Golub Capital has not subsequently engaged in any material strategic transactions, it could do so in the future.

Strategic transactions are subject to many risks, such as the risk that the transaction might not be successful in meeting its strategic goals, or the risk that the transaction might divert the attention of GC Advisors from our core investment activities, or the risk that the management team will not be successful in developing and operating the underlying business involved in the strategic transaction.

We and GC Advisors could be the target of litigation or regulatory investigations.

We as well as GC Advisors and its affiliates participate in a highly regulated industry and are each subject to regulatory examinations in the ordinary course of business. There can be no assurance that we and GC Advisors and/or any of its affiliates will avoid regulatory investigation and possible enforcement actions stemming therefrom. GC Advisors is a registered investment adviser and, as such, is subject to the provisions of the Investment Advisers Act. We and GC Advisors are each, from time to time, subject to formal and informal examinations, investigations, inquiries, audits and reviews from numerous regulatory authorities both in response to issues and questions raised in such examinations or investigations and in connection with the changing priorities of the applicable regulatory authorities across the market in general.

There is also a material risk that applicable governmental authorities and regulators in the United States and other jurisdictions will continue to adopt new laws or regulations (such as tax, privacy and anti-money laundering laws or regulations), or change existing laws or regulations, or enhance the interpretation or enforcement of existing laws and regulations, in each case in a manner that is burdensome for GC Advisors and for us. Any such events or changes could occur during the term of the Company and could adversely affect us or GC Advisors and GC Advisors’ ability to operate and/or pursue its management strategies on behalf of us. Further, any such events or changes could adversely affect obligors’ ability to make payments on loans to which we are directly or indirectly exposed or otherwise adversely affect the value of such investments. Such risks are often difficult or impossible to predict, avoid or mitigate in advance. As a result, there can be no assurance that any of the foregoing will not have an adverse impact on the business of GC Advisors and/or any of its affiliates or our performance. From time to time, GC Advisors and its affiliates could take certain actions that they determine are necessary, appropriate or in the best interests of us and our shareholders, taken as a whole, to mitigate the application or impact of certain laws or regulations.

GC Advisors, its affiliates and/or any of their respective principals and employees could also be named as defendants in, or otherwise become involved in, litigation. Litigation and regulatory actions can be time-consuming and expensive and can lead to unexpected losses, which expenses and losses are often subject to indemnification by us. Legal proceedings could continue without resolution for long periods of time and their outcomes, which could materially and adversely affect the value of us or the ability of GC Advisors to manage us, are often impossible to anticipate. GC Advisors would likely be required to expend significant resources responding to any litigation or regulatory action related to it, and these actions could be a distraction to the activities of GC Advisors.

Our investment activities are subject to the normal risks of becoming involved in litigation by third parties. This risk would be somewhat greater if we were to exercise control or significant influence over a portfolio company’s direction. The expense of defending against claims by third parties and paying any amounts pursuant to settlements or judgments would, absent willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved by GC Advisors, the Administrator, or any of our officers, be borne by us and would reduce our net assets. GC Advisors and others are indemnified by us in connection with such litigation, subject to certain conditions.

We will be subject to corporate-level income tax if we are unable to qualify as a RIC.

In order to qualify as a RIC under the Code, we must meet certain source-of-income, asset diversification and distribution requirements. The distribution requirement for a RIC is satisfied if we distribute dividends for U.S. federal income tax purposes of an amount generally at least equal to 90% of our investment company taxable income, which is generally our net ordinary income plus the excess of our net short-term capital gains in excess of our net long-term capital losses, determined without regard to any deduction for dividends paid, to our shareholders each taxable year. We are subject, to the extent we use debt financing, to certain asset coverage ratio requirements under the 1940 Act and financial covenants under loan and credit agreements that could, under certain circumstances, restrict us from making distributions necessary to qualify as a RIC. If we are unable to obtain cash from other sources, we could fail to qualify as a RIC and, thus, could be subject to corporate-level income tax irrespective of the level of distributions paid to our shareholders. To qualify as a RIC, we must also meet certain asset diversification requirements at the end of each quarter of our taxable year. Failure to meet these requirements could result in our having to dispose of certain investments quickly in order to prevent the loss of our qualification as a RIC. Because most of our investments are in private or thinly traded public companies, any such dispositions could be made at disadvantageous prices and could result in substantial losses. If we fail to qualify as a RIC for any reason and become subject to corporate-level income tax, the resulting corporate taxes could substantially reduce our net assets, the amount of income available for distributions to shareholders and the amount of our distributions and the amount of funds available for new investments. Such a failure would have a material adverse effect on us and our shareholders. See “Certain U.S. Federal Income Tax Considerations.”

We could need to raise additional capital to grow because we must distribute most of our income.

We could need additional capital to fund new investments and grow our portfolio of investments. We intend to access the capital markets periodically to issue debt or equity securities or borrow from financial institutions in order to obtain such additional capital. Unfavorable economic conditions could increase our funding costs, limit our access to the capital markets or result in a decision by lenders not to extend credit to us. A reduction in the availability of new capital could limit our ability to grow. In addition, in order to qualify as a RIC, we are required to distribute each taxable year an amount generally at least equal to 90% of our investment company taxable income, determined without regard to any deduction for dividends paid, to our shareholders. As a result, these earnings are not available to fund new investments. An inability to access the capital markets successfully could limit our ability to grow our business and execute our business strategy fully and could decrease our earnings, if any, which could have an adverse effect on the value of our securities. Furthermore, to the extent we are not able to raise capital and are at or near our targeted leverage ratios, we could receive smaller allocations, if any, on new investment opportunities under GC Advisors’ allocation policy and have, in the past, received such smaller allocations under similar circumstances.

We could have difficulty paying our required distributions if we recognize income before, or without, receiving cash representing such income.

For U.S. federal income tax purposes, we include in income certain amounts that we have not yet received in cash, such as the accretion of original issue discount. This could arise if we receive warrants in connection with the making of a loan and in other circumstances, or through contracted PIK interest, which represents contractual interest added to the loan balance and due at the end of the loan term. Such original issue discount, which could be significant relative to our overall investment activities, or increases in loan balances as a result of contractual PIK arrangements, is included in income before we receive any corresponding cash payments. We also could be required to include in income certain other amounts that we do not receive in cash.

That part of the incentive fee payable by us that relates to our net investment income is computed and paid on income that includes income that has been accrued but not yet received in cash, such as accrued market discount, as well as income attributable to debt instruments with PIK interest, preferred shares with PIK dividends and zero coupon securities. If a portfolio company defaults on a loan that is structured to provide accrued interest, it is possible that accrued interest previously used in the calculation of the incentive fee will become uncollectible, and GC Advisors has no obligation to refund any fees it received in respect of such accrued income.

Since in certain cases we could recognize income before or without receiving cash representing such income, we could have difficulty meeting the requirement to distribute dividends for U.S. federal income tax purposes of an amount generally at least equal to 90% of our investment company taxable income, determined without regard to any deduction for dividends paid, to our shareholders in order to qualify for and maintain our treatment as a RIC. In such a case, we could have to sell some of our investments at times and/or at prices we would not consider advantageous, raise additional debt or equity capital or reduce new investment originations to meet these distribution requirements. If we are not able to obtain such cash from other sources, we could fail to qualify as a RIC and thus become subject to corporate-level income tax. See “Certain U.S. Federal Income Tax Considerations.”

Our shareholders could receive our Common Shares as distributions, which could result in adverse tax consequences to them.

Although we currently do not intend to do so, we are permitted to declare a large portion of a dividend in our Common Shares at the election of each shareholder. Revenue Procedures issued by the IRS allow a publicly offered regulated investment company to distribute its own shares as a dividend for the purpose of fulfilling its distribution requirements if certain conditions are satisfied. Among other things, the aggregate amount of cash available to be distributed to all shareholders is currently required to be at least 20% of the aggregate declared distribution. The IRS has also issued private letter rulings on cash/share dividends paid by RICs and real estate investment trusts where the cash component is limited to 20% of the total distribution if certain requirements are satisfied. Shareholders receiving such dividends will be required to include the full amount of the dividend (including the portion payable in shares) as ordinary income (or, in certain circumstances, long-term capital gain) to the extent of our current and accumulated earnings and profits for federal income tax purposes. As a result, shareholders could be required to pay income taxes with respect to such dividends in excess of the cash dividends received. It is unclear to what extent we will be able to pay taxable dividends in cash and Common Shares (whether pursuant to IRS Revenue Procedures, a private letter ruling or otherwise).

Regulations governing our operation as a business development company affect our ability to, and the way in which we, raise additional capital. As a business development company, the necessity of raising additional capital exposes us to risks, including the typical risks associated with leverage.

We could issue debt securities or preferred shares and/or borrow money from banks or other financial institutions, which we refer to collectively as “senior securities,” up to the maximum amount permitted by the 1940 Act. Under the current provisions of the 1940 Act, we are permitted as a business development company to issue senior securities in amounts such that our asset coverage, as defined in the 1940 Act, equals the percentage of gross assets less all liabilities and indebtedness not represented by senior securities after each issuance of senior securities that is applicable to us under Section 61 of the 1940 Act. Following the approval of our initial shareholder of the reduced asset coverage requirements in Section 61(a)(2) of the 1940 Act and subject to our compliance with certain disclosure requirements, under the provisions of the 1940 Act, we are permitted as a business development company to issue senior securities in amounts such that its asset coverage, as defined in the 1940 Act, equals at least 150% of gross assets less all liabilities and indebtedness not represented by senior securities, after each issuance of senior securities. Under the reduced 150% asset coverage requirement, we are permitted under the 1940 Act to have a ratio of total consolidated assets to outstanding indebtedness of 2:1 as compared to a maximum of 1:1 under the 200% asset coverage requirement that would otherwise apply to a business development company. In other words, we are able to borrow $2 for investment purposes for every $1 of investor equity, as opposed to borrowing $1 for investment purposes for every $1 of investor equity. If the value of our assets declines, we could be unable to satisfy this ratio. If that happens, we could be required to sell a portion of our investments and, depending on the nature of our leverage, repay a portion of our indebtedness at a time when such activities could be disadvantageous. This could have a material adverse effect on our operations and we may not be able to make distributions in an amount sufficient to be subject to tax as a RIC, or at all. Also, any amounts that we use to service our indebtedness would not be available for distributions to our common shareholders. If we issue senior securities, we will be exposed to typical risks associated with leverage, including an increased risk of loss.

In the absence of an event of default, no person or entity from which we borrow money has a veto right or voting power over our ability to set policy, make investment decisions or adopt investment strategies. If we issue preferred shares, which is another form of leverage, the preferred shares would rank “senior” to Common Shares in our capital structure, preferred shareholders would have separate voting rights on certain matters and could have other rights, preferences or privileges more favorable than those of our common shareholders, and the issuance of preferred shares could have the effect of delaying, deferring or preventing a transaction or a change of control that could involve a premium price for holders of our Common Shares or otherwise be in the best interest of our common shareholders. Holders of our Common Shares will directly or indirectly bear all of the costs associated with offering and servicing any preferred shares that we issue. In addition, any interests of preferred shareholders would not necessarily align with the interests of holders of our Common Shares and the rights of holders of shares of preferred shares to receive distributions would be senior to those of holders of shares of our Common Shares. We do not, however, anticipate issuing preferred shares in the next 12 months.

We are not generally able to issue and sell our Common Shares at a price below NAV per share. We could, however, sell our Common Shares, or warrants, options or rights to acquire our Common Shares, at a price below the then-current NAV per share of our Common Shares if our board of trustees determines that such sale is in the best interests of us and our shareholders, and if our shareholders approve such sale. In any such case, the price at which our securities are to be issued and sold cannot be less than a price that, in the determination of our board of trustees, closely approximates the market value of such securities (less any distributing commission or discount). If we raise additional funds by issuing Common Shares or securities convertible into, or exchangeable for, our Common Shares, then the percentage ownership of our shareholders at that time would decrease, and holders of our Common Shares could experience dilution.

We intend to finance our investments with borrowed money, which will accelerate and increase the potential for gain or loss on amounts invested and could increase the risk of investing in us.

The use of leverage accelerates and increases the potential for gain or loss on amounts invested. The use of leverage is generally considered a speculative investment technique and increases the risks associated with investing in our securities. The amount of leverage that we employ will depend on GC Advisors’ and our board of trustees’ assessment of market and other factors at the time of any proposed borrowing. While we intend to target a leverage ratio of 1.0x to 1.5x debt-to-equity, this limitation will not prevent us from incurring additional leverage or otherwise exceeding such leverage ratio to the full extent permissible under the 1940 Act, including during periods when we are experiencing unusual market volatility or other unexpected conditions.

We cannot assure you that we will be able to obtain credit at all or on terms acceptable to us. While leverage presents opportunities for increasing our total return, it also has the potential to increase losses. Accordingly, any event that adversely affects the value of an investment would be magnified to the extent we use leverage. Such events could result in a substantial loss to us, which would be greater than if leverage had not been used. In addition, our investment objectives are dependent on the continued availability of leverage at attractive relative interest rates.

We could issue senior debt securities to banks, insurance companies and other lenders, and/or issue unsecured debt or notes through one or more wholly-owned CLOs. Lenders of these senior securities will have fixed dollar claims on our assets that are superior to the claims of our common shareholders, and we would expect such lenders to seek recovery against our assets in the event of a default. We have the ability to pledge up to 100% of our assets and can grant a security interest in all of our assets under the terms of any debt instruments we could enter into with lenders. The terms of our existing indebtedness require us to comply with certain financial and operational covenants, and we expect similar covenants in future debt instruments. Failure to comply with such covenants could result in a default under the applicable credit facility or debt instrument if we are unable to obtain a waiver from the applicable lender or holder, and such lender or holder could accelerate repayment under such indebtedness and negatively affect our business, financial condition, results of operations and cash flows. In addition, under the terms of any credit facility or other debt instrument we enter into, we are likely to be required by its terms to use the net proceeds of any investments that we sell to repay a portion of the amount borrowed under such facility or instrument before applying such net proceeds to any other uses. If the value of our assets decreases, leveraging would cause our NAV to decline more sharply than it otherwise would have had we not used leverage, thereby magnifying losses or eliminating our equity stake in a leveraged investment. Similarly, any decrease in our net investment income will cause our net income to decline more sharply than it would have had we not borrowed. Such a decline would also negatively affect our ability to make distributions on our Common Shares or any outstanding preferred shares. Our ability to service our debt depends largely on our financial performance and is subject to prevailing economic conditions and competitive pressures. Our Common Shareholders bear the burden of any increase in our expenses as a result of our use of leverage, including interest expenses and any increase in the base management fee payable to GC Advisors.

Following the approval of our sole shareholder of the reduced asset coverage requirements in Section 61(a)(2) of the 1940 Act and subject to our compliance with certain disclosure requirements, the reduced asset coverage requirement permits us to double the maximum amount of leverage that we are permitted to incur, which provides us with increased investment flexibility, but also increases our risks related to leverage.

We are a holding company and depend on payments from our subsidiaries in order to make payments on any debt securities that we may issue as well as to pay distributions on our common stock. Any debt securities that we issue will be structurally subordinated to the obligations of our subsidiaries.

We are a holding company and fund a majority of our investments through wholly-owned subsidiaries, and a majority of the assets that we hold directly are the equity interests in such subsidiaries, including any subordinated notes issued as part of our debt securitization transactions, which notes represent the residual claimant on distributions by the applicable securitization subsidiary. We depend upon the cash flow from our subsidiaries and the receipt of funds from them in the form of payments on any subordinated notes, dividends, and other distributions, any of which may be subject to restriction or limitations based on the organizational documents of the subsidiaries and the agreements governing the debt of any such subsidiary. In addition, because we are a holding company, any debt securities that we issue will be structurally subordinated to the obligations of our subsidiaries. In the event that one of our subsidiaries becomes insolvent, liquidates, reorganizes, dissolves or otherwise winds up, its assets will be used first to satisfy the claims of its creditors. Consequently, any claim by us or our creditors, including holders of any debt securities that we may issue, against any subsidiary will be structurally subordinated to all of the claims of the creditors of such subsidiary. We cannot assure security holders that they will receive any payments required to be made under the terms of any debt securities that we may issue, dividends or other distributions.

We may default under our credit facilities.

In the event we default under a credit facility or other borrowings, our business could be adversely affected as we may be forced to sell a portion of our investments quickly and prematurely at what may be disadvantageous prices to us in order to meet our outstanding payment obligations and/or support working capital requirements under such borrowing facility, any of which would have a material adverse effect on our business, financial condition, results of operations and cash flows. In addition, following any such default, the agent for the lenders under such borrowing facility could assume control of the disposition of any or all of our assets, including the selection of such assets to be disposed and the timing of such disposition, which would have a material adverse effect on our business, financial condition, results of operations and cash flows.

We are subject to risks associated with any debt securitizations, including certain structured financing risks.

To finance investments, we may securitize certain of our secured loans or other investments, including through the formation of one or more debt securitizations, or a Debt Securitization, while retaining all or most of the exposure to the performance of these investments, we are subject to a variety of risks, including those set forth below. We use the term “debt securitization” in this prospectus to describe a form of secured borrowing under which an operating company (sometimes referred to as an “originator” or “sponsor”) acquires or originates mortgages, receivables, loans or other assets that earn income, whether on a one-time or recurring basis (collectively, “income producing assets”), and borrows money on a non-recourse basis against a legally separate pool of loans or other income producing assets. In a typical debt securitization, the originator transfers the loans or income producing assets to a single-purpose, bankruptcy-remote subsidiary (also referred to as a “special purpose entity”), which is established solely for the purpose of holding loans and income producing assets and issuing debt secured by these income producing assets. The special purpose entity, or any securitization vehicle established or acquired by us (such vehicles, a “Securitization Issuer”), completes the borrowing through the issuance of notes secured by the loans or other assets. The special purpose entity may issue the notes in the capital markets to a variety of investors, including banks, non-bank financial institutions and other investors. Term debt securitizations are also known as CLOs and would be a form of secured financing incurred by us, which are consolidated by us and subject to our overall asset coverage requirement.

In a Debt Securitization, we would expect to retain the most junior class of notes issued by the Securitization Issuer, which notes are subordinated in priority of payment to the other notes issued by such Securitization Issuer and would be subject to certain payment restrictions set forth in the indenture governing the notes issued by such Securitization Issuer. Therefore, we would only receive cash distributions on such notes if the applicable Securitization Issuer made all cash interest payments to all other notes it has issued. Consequently, to the extent that the value of the portfolio of loan investments held by a Securitization Issuer were reduced as a result of conditions in the credit markets, or as a result of defaulted loans or individual fund assets, the value of any notes that we retained at their redemption could be reduced. If a Securitization Issuer does not meet the asset coverage tests or the interest coverage test set forth in the documents governing the applicable Debt Securitization, cash would be diverted from the notes that we hold to first pay the more senior notes issued by such Securitization Issuer in amounts sufficient to cause such tests to be satisfied.

Each Securitization Issuer is the residual claimant on funds, if any, remaining after holders of all classes of notes issued by such Securitization Issuer have been paid in full on each payment date or upon maturity of such notes under the applicable Debt

Securitization documents. As the holder of the membership interests in each Securitization Issuer, we could receive distributions, if any, only to the extent that the applicable Securitization Issuer makes distributions out of funds remaining after holders of all classes of notes issued by such Securitization Issuer have been paid in full on each payment date any amounts due and owing on such payment date or upon maturity of such notes. In the event that we fail to receive cash directly from a Securitization Issuer, we could be unable to make distributions in amounts sufficient to maintain our ability to be subject to tax as a RIC, or at all.

The notes issued by each Securitization Issuer that would be held by third parties (the “Senior Securitization Notes”) would be debt obligations ranking senior in right of payment to other securities issued by the respective Securitization Issuer in the applicable Debt Securitization. As such, there are circumstances in which the interests of holders of the Senior Securitization Notes may not be aligned with the interests of holders of the other classes of notes issued by, and membership interests of, the applicable Securitization Issuer.

If an event of default has occurred and acceleration occurs in accordance with the terms of the indenture for a Debt Securitization, the controlling class of such debt securitization, as the most senior class of notes or loans then outstanding in such debt securitization will be paid in full before any further payment or distribution on the more junior classes of notes and membership interests. In addition, if an event of default under a Debt Securitization, holders of a majority of the controlling class of the applicable debt securitization could be entitled to determine the remedies to be exercised under the applicable indenture, subject to the terms of such indenture. For example, upon the occurrence of an event of default with respect to the notes issued by a Securitization Issuer, the trustee or holders of a majority of the controlling class could declare the principal, together with any accrued interest, of all the notes of such class and any junior classes to be immediately due and payable. This would have the effect of accelerating the principal on such notes, triggering a repayment obligation on the part of the Securitization Issuer. If at such time the portfolio loans were not performing well, the Securitization Issuer could not have sufficient proceeds available to enable the trustee under the indenture to repay the obligations of holders of the notes we hold, or to pay a dividend to holders of the membership interests.

Remedies pursued by the controlling class could be adverse to the interests of the holders of the notes that are subordinated to the controlling class (which would be expected to include any notes held by us), and the controlling class will have no obligation to consider any possible adverse effect on such other interests. Thus, we cannot assure you that any remedies pursued by the controlling class would be in our best interests or that we would receive any payments or distributions upon an acceleration of the notes. In a liquidation under any Debt Securitization, the notes that we directly or indirectly retained would be subordinated to payment of the other classes notes issued by the Securitization Issuer and could not be paid in full to the extent funds remaining after payment of more senior notes not held by us are insufficient. In addition, after certain senior classes of notes are paid in full, the remaining noteholder could amend the applicable indenture to, among other things, direct the assignment of any remaining assets to other wholly-owned subsidiaries for a price less than the fair market value of such assets with the difference in price to be considered an equity contribution to such subsidiaries. Any failure of a Securitization Issuer to make distributions on the notes we indirectly or directly hold, whether as a result of an event of default, liquidation or otherwise, could have a material adverse effect on our business, financial condition, results of operations and cash flows and could result in an inability of us to make distributions sufficient to maintain our ability to be subject to tax as a RIC, or at all.

The structure of each Debt Securitization is intended to prevent, in the event of our bankruptcy, the consolidation of the Securitization Issuer with our operations. If the true sale of the assets in each Debt Securitization were not respected in the event of our insolvency, a trustee or debtor-in-possession might reclaim the assets of the applicable Securitization Issuer for our estate. However, in doing so, we would become directly liable for all of the indebtedness then outstanding under the applicable Debt Securitization, which would equal the full amount of debt of the applicable Securitization Issuer reflected on our consolidated balance sheet. In addition, we cannot assure you that the recovery in the event we were consolidated with a Securitization Issuer for purposes of any bankruptcy proceeding would exceed the amount to which we would otherwise be entitled as the holder of the notes issued by such Securitization Issuer and retained by us had we not been consolidated with the applicable Securitization Issuer.

In addition, in connection with each of the Debt Securitizations, we would indirectly give the lenders certain customary representations with respect to the legal structure of the respective Securitization Issuer, and the quality of the assets transferred to each entity. We would remain indirectly liable for any breach of such representations for the life of the applicable Debt Securitization.

We may form one or more CLOs, which may subject us to certain structured financing risks.

To finance investments, we may securitize certain of our secured loans or other investments, including through the formation of one or more CLOs (including the CLO Vehicle), while retaining all or most of the exposure to the performance of these investments. This would involve contributing a pool of assets to a special purpose entity, and selling debt interests in such entity on a non-recourse or limited-recourse basis to purchasers. It is possible that an interest in any such CLO held by us may be considered a “non-qualifying” portfolio investment for purposes of the 1940 Act.

If we create a CLO, we will depend in part on distributions from the CLO’s assets out of its earnings and cash flows to enable us to make distributions to shareholders. The ability of a CLO to make distributions will be subject to various limitations, including the terms and covenants of the debt it issues. Also, a CLO may take actions that delay distributions in order to preserve ratings and to keep the cost of present and future financings lower or the CLO may be obligated to retain cash or other assets to satisfy over-collateralization requirements commonly provided for holders of the CLO’s debt, which could impact our ability to receive distributions from the CLO. If we do not receive cash flow from any such CLO that is necessary to satisfy the annual distribution requirement for RIC status, and we are unable to obtain cash from other sources necessary to satisfy this requirement, we may not qualify for or maintain our treatment as a RIC, which would have a material adverse effect on an investment in the shares.

In addition, a decline in the credit quality of loans in a CLO due to poor operating results of the relevant borrower, declines in the value of loan collateral or increases in defaults, among other things, may force a CLO to sell certain assets at a loss, reducing their earnings and, in turn, cash potentially available for distribution to us for distribution to shareholders. To the extent that any losses are incurred by the CLO in respect of any collateral, such losses will be borne first by us as owner of equity interests in the CLO.

The manager for a CLO that we create may be the Fund, the Investment Adviser or an affiliate, and such manager may be entitled to receive compensation for structuring and/or management services. To the extent the Investment Adviser or an affiliate other than the Fund serves as manager and the Fund is obligated to compensate the Investment Adviser or the affiliate for such services, we, the Investment Adviser or the affiliate will implement offsetting arrangements to assure that we, and indirectly, our shareholders, pay no additional management fees to the Investment Adviser or the affiliate in connection therewith. To the extent we serve as manager, we will waive any right to receive fees for such services from the Fund (and indirectly its shareholders) or any affiliate.

Our ability to invest in public companies is limited in certain circumstances. If we do not invest a sufficient portion of our assets in qualifying assets, we could fail to qualify as a business development company or be precluded from investing according to our current business strategy and decrease our operating flexibility.

To maintain our status as a business development company, we are not permitted to acquire any assets other than “qualifying assets” specified in the 1940 Act unless, at the time the acquisition is made, at least 70% of our total assets are qualifying assets (with certain limited exceptions). Subject to certain exceptions for follow-on investments and investments in distressed companies, an investment in an issuer that has outstanding securities listed on a national securities exchange could be treated as qualifying assets only if such issuer has a common equity market capitalization that is less than $250.0 million at the time of such investment.

We could be precluded from investing in what we believe are attractive investments if such investments are not qualifying assets for purposes of the 1940 Act. If we do not invest a sufficient portion of our assets in qualifying assets, we could violate the 1940 Act provisions applicable to business development companies. As a result of such violation, specific rules under the 1940 Act could prevent us, for example, from making follow-on investments in existing portfolio companies (which could result in the dilution of our position) or could require us to dispose of investments at inappropriate times in order to come into compliance with the 1940 Act. If we need to dispose of such investments quickly, it could be difficult to dispose of such investments on favorable terms. We can provide no assurance that we will be able to find a buyer for such investments and, even if we do find a buyer, we could be forced to sell the investments at a substantial loss. Any such outcomes would have a material adverse effect on our business, financial condition, results of operations and cash flows.

If we do not maintain our status as a business development company, we would be subject to regulation as a registered closed-end investment company under the 1940 Act. As a registered closed-end investment company, we would be subject to substantially more regulatory restrictions under the 1940 Act which would significantly decrease our operating flexibility.

Our investments may include original issue discount and payment-in-kind instruments.

To the extent that we invest in original issue discount or PIK instruments and the accretion of original issue discount or PIK interest income constitutes a portion of our income, we will be exposed to risks associated with the requirement to include such non-cash income in taxable and accounting income prior to receipt of cash, including the following:

●	the higher interest rates on PIK instruments reflect the payment deferral and increased credit risk associated with these instruments, and PIK instruments generally represent a significantly higher credit risk than coupon loans;

●	original issue discount and PIK instruments may have unreliable valuations because the accruals require judgments about collectability of the deferred payments and the value of any associated collateral;
●	an election to defer PIK interest payments by adding them to the principal on such instruments increases our future investment income which increases our net assets and, as such, increases the Investment Adviser’s future base management fees which, thus, increases the Investment Adviser’s future income incentive fees at a compounding rate;
●	market prices of PIK instruments and other zero coupon instruments are affected to a greater extent by interest rate changes, and may be more volatile than instruments that pay interest periodically in cash. While PIK instruments are usually less volatile than zero coupon debt instruments, PIK instruments are generally more volatile than cash pay securities;
●	the deferral of PIK interest on an instrument increases the loan-to-value ratio, which is a measure of the riskiness of a loan, with respect to such instrument;
●	even if the conditions for income accrual under GAAP are satisfied, a borrower could still default when actual payment is due upon the maturity of such loan;
●	the required recognition of original issue discount or PIK interest for U.S. federal income tax purposes may have a negative impact on liquidity, as it represents a non-cash component of our investment company taxable income that may require cash distributions to shareholders in order to maintain our ability to be subject to tax as a RIC; and
●	original issue discount may create a risk of non-refundable cash payments to the Investment Adviser based on non-cash accruals that may never be realized.

The majority of our portfolio investments are recorded at fair value as determined in good faith by our board of trustees and, as a result, there could be uncertainty as to the value of our portfolio investments.

Under the 1940 Act, we are required to carry our portfolio investments at market value or, if there is no readily available market value, at fair value as determined pursuant to policies adopted by, and subject to the oversight of, our board of trustees. The majority of our portfolio investments take the form of securities that are not publicly traded. The fair value of securities and other investments that are not publicly traded is often not readily determinable, and we value these securities at fair value as determined in good faith by our board of trustees, including to reflect significant events affecting the value of our securities. Most, if not all, of our investments (other than cash and cash equivalents) are classified as Level 3 under Accounting Standards Codification, or ASC, Topic 820, Fair Value Measurement and Disclosure, as amended, or ASC Topic 820. This means that our portfolio valuations are based on unobservable inputs and our own assumptions about how market participants would price the asset or liability in question. Inputs into the determination of fair value of our portfolio investments require significant management judgment or estimation, the level of which could increase or decrease during periods of volatility or uncertainty. See “—Risks Relating to Our Business and Structure – We are currently in a period of capital markets disruption and economic uncertainty.” Even if observable market data are available, such information may be the result of consensus pricing information or broker quotes, which may include a disclaimer that the broker would not be held to such a price in an actual transaction. The non-binding nature of consensus pricing and/or quotes accompanied by disclaimers materially reduces the reliability of such information.

We have retained the services of one or more independent service providers to review the valuation of these securities. At least once annually, the valuation for each portfolio investment for which a market quote is not readily available is reviewed by an independent valuation firm. The types of factors that the board of trustees could take into account in determining the fair value of our investments generally include, as appropriate, comparison to publicly traded securities, including such factors as yield, maturity and measures of credit quality, the enterprise value of a portfolio company, the nature and realizable value of any collateral, the portfolio company’s ability to make payments and its earnings and discounted cash flow, the markets in which the portfolio company does business and other relevant factors. Because such valuations, and particularly valuations of private securities and private companies, are inherently uncertain, could fluctuate over short periods of time and could be based on estimates, our determinations of fair value could differ materially from the values that would have been used if a ready market for these securities existed. Our NAV could be adversely affected if our determinations regarding the fair value of our investments were materially higher than the values that we ultimately realize upon the disposal of such securities.

We adjust quarterly the valuation of our portfolio to reflect our board of trustees’ determination of the fair value of each investment in our portfolio. Any changes in fair value are recorded in our consolidated statement of operations as net change in unrealized appreciation or depreciation.

Government intervention in the credit markets could adversely affect our business.

The central banks and, in particular, the U.S. Federal Reserve, have taken unprecedented steps since the financial crises of 2008-2009 and the COVID-19 global pandemic. It is impossible to predict if, how, and to what extent the United States and other governments would further intervene in the credit markets. Such intervention is often prompted by politically sensitive issues involving family homes, student loans, real estate speculation, credit card receivables, pandemics, etc., and could, as a result, be contrary to what we would predict from an “economically rational” perspective.

On the other hand, recent governmental intervention could mean that the willingness of governmental bodies to take additional extraordinary action is diminished. As a result, in the event of near-term major market disruptions, like those caused by the COVID-19 pandemic, there might be only limited additional government intervention, resulting in correspondingly greater market dislocation and materially greater market risk.

Adverse developments affecting the financial services industry, such as actual events or concerns involving liquidity, defaults or non-performance by financial institutions or transactional counterparties, could have a material adverse effect on us, the Investment Adviser and our portfolio companies.

Cash not held in custody accounts and held by us, our Investment Adviser and by our portfolio companies in non-interest-bearing and interest-bearing operating accounts could, at times, exceed the Federal Deposit Insurance Corporation (“FDIC”) insurance limits. If such banking institutions were to fail, we, our Investment Adviser, or our portfolio companies could lose all or a portion of those amounts held in excess of such insurance limits. In addition, actual events involving limited liquidity, defaults, non-performance or other adverse developments that affect financial institutions, transactional counterparties or other companies in the financial services industry or the financial services industry generally, or concerns or rumors about any events of these kinds or other similar risks, have in the past and may in the future lead to market-wide liquidity problems, which could adversely affect our, our Investment Adviser’s and our portfolio companies’ business, financial condition, results of operations, or prospects.

Although we and our Investment Adviser assess our and our portfolio companies’ banking and financing relationships as we believe necessary or appropriate, our and our portfolio companies’ access to funding sources and other credit arrangements in amounts adequate to finance or capitalize current and projected future business operations could be significantly impaired by factors that affect the financial institutions with which we, our Investment Adviser or our portfolio companies have arrangements directly or the financial services industry or economy in general. These factors could include, among others, events such as liquidity constraints or failures, the ability to perform obligations under various types of financial, credit or liquidity agreements or arrangements, disruptions or instability in the financial services industry or financial markets, or concerns or negative expectations about the prospects for companies in the financial services industry. These factors could involve financial institutions or financial services industry companies with which we, our Investment Adviser or our portfolio companies have financial or business relationships, but could also include factors involving financial markets or the financial services industry generally.

In addition, investor concerns regarding the U.S. or international financial systems could result in less favorable commercial financing terms, including higher interest rates or costs and tighter financial and operating covenants, or systemic limitations on access to credit and liquidity sources, thereby making it more difficult for us, our Investment Adviser, or our portfolio companies to acquire financing on acceptable terms or at all.

We may not be able to obtain all required state licenses.

We may be required to obtain various state licenses in order to, among other things, originate commercial loans. Applying for and obtaining required licenses can be costly and take several months. There is no assurance that we will obtain all of the licenses that we need on a timely basis. Furthermore, we will be subject to various information and other requirements in order to obtain and maintain these licenses, and there is no assurance that we will satisfy those requirements. Our failure to obtain or maintain licenses might restrict investment options and have other adverse consequences.

Compliance with the SEC’s Regulation Best Interest may negatively impact our ability to raise capital in this offering, which would harm our ability to achieve our investment objectives.

Commencing June 30, 2020, broker-dealers must comply with Regulation Best Interest, which, among other requirements, enhances the existing standard of conduct for broker-dealers and natural persons who are associated persons of a broker-dealer when recommending to a retail customer any securities transaction or investment strategy involving securities to a retail customer. The impact of Regulation Best Interest on broker-dealers participating in our offering cannot be determined at this time, but it may negatively impact whether broker-dealers and their associated persons recommend this offering to retail customers. Regulation Best Interest imposes a duty of care for broker-dealers to evaluate reasonable alternatives in the best interests of their clients.

Reasonable alternatives to the Fund exist and may have lower expenses and/or lower investment risk than the Fund. Under Regulation Best Interest, broker-dealers participating in this offering must consider such alternatives in the best interests of their clients. If Regulation Best Interest reduces our ability to raise capital in this offering, it would harm our ability to create a diversified portfolio of investments, particularly during the early periods of the Fund’s operations, and achieve our investment objectives and would result in our fixed operating costs representing a larger percentage of our gross income.

Our board of trustees could change our investment objective, operating policies and strategies without prior notice or shareholder approval.

Our board of trustees has the authority, except as otherwise provided in the 1940 Act, to modify or waive our investment objective and certain of our operating policies and strategies without prior notice and without shareholder approval. However, absent shareholder approval, we cannot change the nature of our business so as to cease to be, or withdraw our election as, a business development company. We cannot predict the effect any changes to our current investment objective, operating policies and strategies would have on our business, operating results and the price of our Common Shares. Nevertheless, any such changes could adversely affect our business and impair our ability to make distributions.

GC Advisors can resign on 120 days’ notice, and we can provide no assurance that we would be able to find a suitable replacement within that time, resulting in a disruption in our operations that could adversely affect our financial condition, business and results of operations.

GC Advisors has the right to resign under the Investment Advisory Agreement at any time upon not less than 120 days’ written notice, whether we have found a replacement or not. If GC Advisors resigns, we can provide no assurance that we would be able to find a new investment adviser or hire internal management with similar expertise and ability to provide the same or equivalent services on acceptable terms within 120 days, or at all. If we are unable to do so quickly, our operations are likely to experience a disruption, our business, financial condition and results of operations and cash flows as well as our ability to pay distributions are likely to be adversely affected and the value of our Common Shares could decline. In addition, the coordination of our internal management and investment activities is likely to suffer if we are unable to identify and reach an agreement with a single institution or group of executives having the expertise possessed by GC Advisors and its affiliates. Even if we are able to retain comparable management, whether internal or external, the integration of such management and their lack of familiarity with our investment objective and portfolio could result in additional costs and time delays that could adversely affect our business, financial condition, results of operations and cash flows.

The Administrator can resign on 60 days’ notice, and we can provide no assurance that we would be able to find a suitable replacement, resulting in a disruption in our operations that could adversely affect our financial condition, business and results of operations.

The Administrator has the right to resign under the Administration Agreement at any time upon not less than 60 days’ written notice, whether we have found a replacement or not. If the Administrator resigns, we can provide no assurance that we would be able to find a new administrator or hire internal management with similar expertise and ability to provide the same or equivalent services on acceptable terms, or at all. If we are unable to do so quickly, our operations are likely to experience a disruption, our financial condition, business and results of operations as well as our ability to pay distributions are likely to be adversely affected and the value of our Common Shares could decline. In addition, the coordination of our internal management and administrative activities is likely to suffer if we are unable to identify and reach an agreement with a service provider or individuals with the expertise possessed by the Administrator. Even if we are able to retain a comparable service provider or individuals to perform such services, whether internal or external, their integration into our business and lack of familiarity with our investment objective and portfolio could result in additional costs and time delays that could adversely affect our business, financial condition, results of operations and cash flows.

Certain investors will be subject to Exchange Act filing requirements.

Because our Common Shares are registered under the Exchange Act, ownership information for any person who beneficially owns 5% or more of our Common Shares will have to be disclosed in a Schedule 13G or other filings with the SEC. Beneficial ownership for these purposes is determined in accordance with the rules of the SEC, and includes having voting or investment power over the securities. In some circumstances, our shareholders who choose to reinvest their dividends may see their percentage stake in the Fund increased to more than 5%, thus triggering this filing requirement. Each shareholder is responsible for determining their filing obligations and preparing the filings. In addition, our shareholders who hold more than 10% of a class of our Common Shares may be subject to Section 16(b) of the Exchange Act, which recaptures for the benefit of the Fund profits from the purchase and sale of registered stock (and securities convertible or exchangeable into such registered stock) within a six-month period.

We face risks associated with the deployment of our capital.

In light of the nature of our continuous offering as well as ongoing and periodic private offerings in relation to our investment strategy and the need to be able to deploy potentially large amounts of capital quickly to capitalize on potential investment opportunities, if we have difficulty identifying investments on attractive terms, there could be a delay between the time we receive net proceeds from the sale of shares of our Common Shares in any public or private offering and the time we invest the net proceeds. Our proportion of privately-negotiated investments may be lower than expected. We may also from time to time hold cash pending deployment into investments or have less than our targeted leverage, which cash or shortfall in target leverage may at times be significant, particularly at times when we are receiving high amounts of offering proceeds and/or times when there are few attractive investment opportunities. Such cash may be held in an account for the benefit of our shareholders that may be invested in money market accounts or other similar temporary investments, each of which are subject to the management fees.

In the event we are unable to find suitable investments such cash may be maintained for longer periods which would be dilutive to overall investment returns. This could cause a substantial delay in the time it takes for your investment to realize its full potential return and could adversely affect our ability to pay regular distributions of cash flow from operations to you. It is not anticipated that the temporary investment of such cash into money market accounts or other similar temporary investments pending deployment into investments will generate significant interest, and investors should understand that such low interest payments on the temporarily invested cash may adversely affect overall returns. In the event we fail to timely invest the net proceeds of sales of our Common Shares or do not deploy sufficient capital to meet our targeted leverage, our results of operations and financial condition may be adversely affected.

Risks Related to Our Investments

Economic recessions or downturns could impair our portfolio companies and defaults by our portfolio companies will harm our operating results.

Prospective portfolio companies are susceptible to economic slowdowns or recessions and could be unable to repay our loans during these periods. Therefore, our non-performing assets are likely to increase and the value of our portfolio is likely to decrease during these periods. Adverse economic conditions could decrease the value of collateral securing any of our loans and the value of any equity investments we make. A severe recession could further decrease the value of such collateral and result in losses of value in our portfolio and a decrease in our revenues, net income, assets and net worth. Economic slowdowns or recessions could lead to financial losses in our portfolio and a decrease in revenues, net income and assets. Unfavorable economic conditions also could increase our funding costs, limit our access to the capital markets or result in a decision by lenders not to extend credit to us. These events could prevent us from increasing our investments and harm our operating results.

Any deterioration of general economic conditions could lead to significant declines in corporate earnings or loan performance, and the ability of corporate borrowers to service their debt, any of which could trigger a period of global economic slowdown, and have an adverse impact on our performance and financial results, and the value and the liquidity of our investments. In an economic downturn, we could have non-performing assets or an increase in non-performing assets, and we would anticipate that the value of our portfolio would decrease during these periods. Failure to satisfy financial or operating covenants imposed by lenders to a portfolio company, including us, could lead to defaults and, potentially, acceleration of payments on such loans and foreclosure on the assets representing collateral for the portfolio company’s obligations. Cross default provisions under other agreements could be triggered and thus limit the portfolio company’s ability to satisfy its obligations under any debt that we hold and affect the value of any equity securities we own. We would expect to incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms with a portfolio company following or in anticipation of a default.

Inflation could adversely affect the business, results of operations and financial condition of our portfolio companies.

Certain of our portfolio companies are in industries that could be impacted by inflation. If such portfolio companies are unable to pass any increases in their costs of operations along to their customers, it could adversely affect their operating results and impact their ability to pay interest and principal on our loans, particularly if interest rates rise in response to inflation. In addition, any projected future decreases in our portfolio companies’ operating results due to inflation could adversely impact the fair value of those investments. Any decreases in the fair value of our investments could result in future realized or unrealized losses and therefore reduce our net assets resulting from operations.

Our debt investments are risky and we could lose all or part of our investments.

The debt that we invest in is typically not initially rated by any rating agency, but we believe that if such investments were rated, they would be below investment grade (rated lower than “Baa3” by Moody’s Investors Service, lower than “BBB-” by Fitch Ratings or lower than “BBB-” by Standard & Poor’s Ratings Services), which under the guidelines established by these entities is an indication of having predominantly speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal. Bonds that are rated below investment grade are sometimes referred to as “high yield bonds” or “junk bonds.” Therefore, our investments could result in an above average amount of risk and volatility or loss of principal.

Our investments in leveraged portfolio companies are risky, and we could lose all or part of our investment.

Investment in leveraged companies involves a number of significant risks. Leveraged companies in which we invest could have limited financial resources and could be unable to meet their obligations under their debt securities that we hold. These companies could be subject to restrictive financial and operating covenants and their leverage could impair their ability to finance their future operations and capital needs. As a result, these companies’ flexibility to respond to changing business and economic conditions and to take advantage of business opportunities could be limited. Such developments could be accompanied by a deterioration in the value of any collateral and a reduction in the likelihood of our realizing any guarantees that we could have obtained in connection with our investment. Smaller leveraged companies also could have less predictable operating results and could require substantial additional capital to support their operations, finance their expansion or maintain their competitive position.

Our investments in private and middle market portfolio companies are risky, and we could lose all or part of our investment.

Investment in private and middle market companies involves a number of significant risks. Generally, little public information exists about these companies, and we rely on the ability of GC Advisors’ investment professionals to obtain adequate information to evaluate the potential returns from investing in these companies. If GC Advisors is unable to uncover all material information about these companies, it would not be able to make a fully informed investment decision, and we could lose money on our investments. Compared to larger companies, middle market companies typically have shorter operating histories, more limited financial resources, newer technologies and/or products, smaller market shares, less experienced management teams and less predictable operating results, and often participate in quickly evolving markets, and are more reliant on a small number of products, managers or clients. Middle market companies could also require substantial additional capital to support their operations, finance expansion or maintain their competitive position and could have difficulty accessing the capital markets to meet future capital needs, which could limit their ability to grow or to repay their outstanding indebtedness upon maturity. In addition, the middle market companies in which we invest could be subject to governmental and non-governmental regulations, including by federal and state regulators and various self-regulatory organizations and the costs of complying with these laws and regulations could be more material to the company as compared to a larger company. If a company in which we directly or indirectly invest fails to comply with an applicable regulatory regime, it could be subject to fines, injunctions, operating restrictions or criminal prosecution, any of which could materially and adversely affect the value of our investment. We will not control a portfolio company’s management or the manner in which a company’s management addresses the company’s risks except in the event that a portfolio company defaults on its loan from us and we seek to enforce our security interest. In addition, middle market companies often require additional financing to expand or maintain their competitive position, and they could have a more difficult time obtaining additional capital than larger companies.

An important concern in making investments is the possibility of material misrepresentation or omission on the part of the portfolio company. Such inaccuracy or incompleteness can adversely affect, among other things, the valuation of collateral, other debt obligations, our ability to perfect or effectuate a lien on the collateral securing a loan or other debt obligation, the financial condition of the issuer, or the business prospects of the issuer. We will rely upon the accuracy and completeness of representations made by portfolio companies to the extent reasonable. However, there can be no guarantee that such representations are accurate or complete.

If the issuer of securities purchased by us does not perform to GC Advisors’ expectations, the value of its equity and debt securities would likely decline and the issuer could default on its obligations. Poor performance can be caused by a number of factors, including failures of management, competitive pressures, pressure by customers and suppliers, labor unrest, or force majeure events, such as the COVID-19 pandemic. While GC Advisors intends to invest in portfolio companies in industries that it believes are resistant to recessions, there can be no assurance that such portfolio companies will not be adversely affected by other market or economic conditions.

The value of our investments in loans will likely be detrimentally affected to the extent a borrower defaults on its obligations, there is insufficient collateral, and/or there are extensive legal and other costs incurred in collecting on a defaulted loan. GC Advisors will attempt to minimize this risk, for example, by maintaining low loan-to-liquidation values with each loan and the collateral underlying the loan. However, there can be no assurance that the liquidation value assigned by GC Advisors would be realized by the portfolio company upon liquidation, nor can there be any assurance that such collateral will retain its value. In addition, certain of our loans will be supported, in whole or in part, by personal guarantees made by the borrower or an affiliate of the borrower. If such guarantee is called and the guarantor fails to meet its obligations under the guarantee, the amount realizable with respect to a loan will generally be detrimentally affected. There could be a monetary as well as a time cost involved in collecting on defaulted loans and, if applicable, taking possession of various types of collateral. In addition, any activity deemed to be active lending/origination by us could subject it to additional regulation.

An investment strategy focused primarily on privately held companies presents certain challenges, including, but not limited to, the lack of available information about these companies.

We invest primarily in privately held companies. Because private companies have reduced access to the capital markets, such companies may have diminished capital resources and ability to withstand financial distress. Often, the depth and breadth of experience of management in private companies tends to be less than that at public companies, which makes such companies more likely to depend on the management talents and efforts of a smaller group of persons and/or persons with less depth and breadth of experience. Therefore, the decisions made by such management teams and/or the departure of one or more of these persons could have a material adverse impact on the portfolio company and, as a result our investments.

We would be subject to risks if we are required to assume operation of portfolio companies upon default.

We, together with other funds managed by GC Advisors and its affiliates, would be expected to take over a portfolio company if the company defaults on its loans. Depending on factors including the health of the economy, the credit cycle, and the portfolio companies’ various industries, it is reasonable to assume that portfolio companies will default over time, and this risk is significantly increased by the COVID-19 pandemic. In such circumstances, we and the other funds would likely seek to enforce our rights under the applicable credit documentation and could opt to take over such portfolio companies. When a portfolio company is taken over, we and the other funds and their investors are subject to different risks than we are as holders of interests in loans to such portfolio company. Operating a portfolio company, even for a limited period of time pending the sale of collateral, can distract senior personnel of GC Advisors and its affiliates from their normal business. Additionally, defaulting portfolio companies often require additional capital to be effectively turned around. There is no guarantee that any defaulting portfolio company can be turned around or that our investments in such portfolio company will be successful. Finally, operating a portfolio company could subject us to potential liabilities, including management, employment, and/or environmental liabilities.

The lack of liquidity in our investments could adversely affect our business.

The debt to which we are primarily exposed is expected to consist predominantly of loans and notes that are obligations of corporations, partnerships or other entities. This debt often has no, or only a limited, trading market. The investment in illiquid debt will often restrict our ability to dispose of investments in a timely fashion, for a fair price, or at all. If an underlying issuer of debt experiences an adverse event, this illiquidity would make it more difficult for us to sell such debt, and we could instead be required to pursue a workout or alternate way out of the position. To the extent debt in a portfolio company is also held by other third-party investors, we would generally have limited control over a workout or alternate means of disposition and the person(s) having such control could have interests that are not aligned with ours. We would likely also face other restrictions on our ability to liquidate an investment in a portfolio company to the extent that we, GC Advisors, Golub Capital or any of its affiliates have material non-public information regarding such portfolio company.

Price declines and illiquidity in the corporate debt markets could adversely affect the fair value of our portfolio investments, reducing our NAV through increased net unrealized depreciation.

As a business development company, we are required to carry our investments at market value or, if no market value is ascertainable, at fair value as determined in good faith by our board of trustees. The fair value methodology utilized is in accordance with the fair value principles established by the Accounting Standards Codification Topic 820. Our board of trustees uses the services of one or more independent service providers to review the valuation of our illiquid investments. Valuations reflect significant events that affect the value of the instruments. As part of the valuation process, we could take into account the following types of factors, if relevant, in determining the fair value of our investments:

●	a comparison of the portfolio company’s securities to publicly traded securities;
●	the enterprise value of the portfolio company;
●	the nature and realizable value of any collateral;
●	the portfolio company’s ability to make payments and its earnings and discounted cash flow;
●	the markets in which the portfolio company does business; and
●	changes in the interest rate environment and the credit markets generally that could affect the price at which similar investments could be made in the future and other relevant factors.

The fair value measurement seeks to approximate the price that would be received for an investment on a current sale and assumes that the transaction to sell an asset occurs in the principal market for such asset or, in the absence of a principal market, the most advantageous market for such asset, which could be a hypothetical market, and excludes transaction costs. When an external event such as a purchase transaction, public offering or subsequent equity sale occurs, we use the pricing indicated by the external event to corroborate our valuation. We record decreases in the market values or fair values of our investments as unrealized depreciation. Declines in prices and liquidity in the corporate debt markets could result in significant net unrealized depreciation in our portfolio. The effect of all of these factors on our portfolio could reduce our NAV by increasing net unrealized depreciation in our portfolio. Depending on market conditions, we could incur substantial realized losses and could suffer additional unrealized losses in future periods, which could have a material adverse effect on our business, financial condition, results of operations and cash flows. Because orderly markets currently do not exist for some investments, and because valuations, and particularly valuations of private investments and private companies, require judgment, are inherently uncertain, could fluctuate over short periods and are often based on estimates, our determinations of the fair value of investments could differ materially from the values that would have been used had a ready market existed for such investments.

Our portfolio companies could prepay loans, which could reduce our yields if capital returned cannot be invested in transactions with equal or greater expected yields.

The loans in our investment portfolio could be prepaid at any time, generally with little advance notice. Whether a loan is prepaid will depend both on the continued positive performance of the portfolio company and the existence of favorable financing market conditions that allow such company the ability to replace existing financing with less expensive capital. As market conditions change, we do not know when, and if, prepayment could be possible for each portfolio company. Certain fixed-income securities are subject to the risk of unanticipated prepayment. Prepayment risk is the risk that, when interest rates fall, the issuer will redeem the security prior to the security’s expected maturity. It is possible that we will reinvest the proceeds from such a redemption at a lower interest rate, resulting in less income to us. Securities subject to prepayment risk generally offer less potential for gains when prevailing interest rates fall. If we buy those securities at a premium, accelerated prepayments on those securities could cause us to lose a portion of its principal investment. The impact of prepayments on the price of a security can be difficult to predict and could increase the security’s price volatility.

We are subject to credit and default risk and our portfolio companies could be unable to repay or refinance outstanding principal on their loans at or prior to maturity.

Credit risk refers to the likelihood that a borrower will default in the payment of principal and/or interest. Financial strength and solvency of a borrower are the primary factors influencing credit risk. Lack or inadequacy of collateral or credit enhancement for a debt instrument could also affect its credit risk. Credit risk can change over the life of a loan, and securities and other debt instruments that are rated by rating agencies can be downgraded. This risk and the risk of default is increased to the extent that the loan documents do not require the portfolio companies to pay down the outstanding principal of such debt prior to maturity, which is expected to be a common feature among many of our loan investments. Investments with a deferred interest feature, such as original issue discount income and PIK interest, could represent a higher credit risk than investments that must pay interest in full in cash on a regular basis.

A significant downturn in the economy or a particular economic sector could have a significant impact on the business prospects of the portfolio companies to which we are exposed, whether directly or indirectly. Such developments could adversely affect the ability of such companies to comply with their loan repayment obligations. It is possible that the issuer of a note or other instrument in which we invest could default on its debts, in which case we could lose most or all of our investment in that instrument, subjecting us to significant loss. The risk and magnitude of losses associated with defaults could be increased where the instrument is leveraged.

We could have difficulty sourcing investment opportunities.

We cannot assure investors that we will be able to locate a sufficient number of suitable investment opportunities to allow us to deploy all investments successfully. Privately negotiated investments in loans and illiquid securities or private middle market companies require substantial due diligence and structuring, and we cannot provide any assurance that we will achieve our anticipated investment pace. As a result, investors will not be able to evaluate any future portfolio company investments prior to purchasing our securities. Additionally, GC Advisors selects all of our investments, and our shareholders will have no input with respect to such investment decisions. These factors increase the uncertainty, and thus the risk, of investing in our securities. We anticipate that we will use substantially all of the net proceeds of any sale of our securities within approximately 60 days of each subscription closing, depending on the availability of appropriate investment opportunities consistent with our investment objectives and market conditions. To the extent we are unable to deploy all investments, we could also invest the net proceeds in cash, cash equivalents, U.S. government securities and high-quality debt investments that mature in one year or less from the date of investment. We expect these temporary investments to earn yields substantially lower than the income that we expect to receive in respect of our targeted investment types. As a result, any distributions we make during this period could be substantially smaller than the distributions that we expect to pay when our portfolio is fully invested.

We are a non-diversified investment company within the meaning of the 1940 Act and, therefore, we are not limited with respect to the proportion of our assets that could be invested in securities of a single issuer.

We are classified as a non-diversified investment company within the meaning of the 1940 Act, which means that we are not limited by the 1940 Act with respect to the proportion of our assets that we could invest in securities of a single issuer. To the extent that we assume large positions in the securities of a small number of issuers, our NAV could fluctuate to a greater extent than that of a diversified investment company as a result of changes in the financial condition or the market’s assessment of the issuer. We could also be more susceptible to any single economic or regulatory occurrence than a diversified investment company. Beyond our asset diversification requirements as a RIC under the Code, we do not have fixed guidelines for diversification, and our investments could be concentrated in relatively few portfolio companies. Although we are classified as a non-diversified investment company within the meaning of the 1940 Act, we maintain the flexibility to operate as a diversified investment company.

Our portfolio could be concentrated in a limited number of portfolio companies and industries, which will subject us to a risk of significant loss if any of these companies defaults on its obligations under any of its debt instruments or if there is a downturn in a particular industry.

It is possible that our portfolio could be concentrated in a limited number of portfolio companies and industries. As a result, our interests could be impaired by the concentration of our investments in any one obligor or obligors in a particular industry or geographic location in the event that such obligor, industry or geographic location were to experience adverse business conditions or other adverse events, including the effects of the COVID-19 pandemic. In addition, defaults could be highly correlated with particular obligors, industries or geographic locations. If loans involving a particular obligor, industry or geographic location represent more than a small proportion of our portfolio, and that obligor, industry or geographic location were to experience difficulties that would affect payments on the loans, the overall timing and amount of collections on the loans held by us could differ from what was expected.

We could hold the debt securities of leveraged companies that could, due to the significant volatility of such companies, enter into bankruptcy proceedings.

Leveraged companies could experience bankruptcy or similar financial distress, and the risk of these events would be expected to significantly increase upon the occurrence of adverse events, including, for example, the COVID-19 pandemic or an inflationary economic environment. The bankruptcy process has a number of significant inherent risks. Many events in a bankruptcy proceeding are products of contested matters and adversarial proceedings and are beyond the control of the creditors. A bankruptcy filing by an issuer could have adverse and permanent effects on the issuer. If the proceeding is converted to a liquidation, the value of the issuer will not necessarily equal the liquidation value that was believed to exist at the time of the investment. A bankruptcy or other workout, often raises conflicts of interest (including, for example, conflicts over proposed waivers and amendments to debt covenants), including between investors who hold different types of interests in the applicable company. The duration of a bankruptcy proceeding is also difficult to predict, and a creditor’s return on investment can be adversely affected by delays until the plan of reorganization or liquidation ultimately becomes effective. The administrative costs of a bankruptcy proceeding are frequently high and are paid out of the debtor’s estate prior to any return to creditors. Because the standards for classification of claims under bankruptcy law are vague, our influence with respect to the class of securities or other obligations it owns could be reduced by increases in the number and monetary value of claims in the same class or by different classification and treatment. In the early stages of the bankruptcy process, it is often difficult to estimate the extent of, or even to identify, any contingent claims that might be made. In addition, certain claims that have priority by law (for example, claims for taxes) can be substantial.

Depending on the facts and circumstances of our investments and the extent of our involvement in the management of a portfolio company, upon the bankruptcy of a portfolio company, a bankruptcy court could recharacterize our debt investments as equity interests and subordinate all or a portion of our claim to that of other creditors. This could occur even though we have structured our investment as senior debt.

Our failure to make follow-on investments in our portfolio companies could impair the value of our portfolio.

Following an initial investment in a portfolio company, we could make additional investments in that portfolio company as “follow-on” investments, in seeking to:

●	increase or maintain in whole or in part our position as a creditor or equity ownership percentage in a portfolio company;
●	exercise warrants, options or convertible securities that were acquired in the original or subsequent financing; or
●	preserve or enhance the value of our investment.

We have discretion to make follow-on investments, subject to the availability of capital resources. Failure on our part to make follow-on investments could, in some circumstances, jeopardize the continued viability of a portfolio company and our initial investment, or could result in a missed opportunity for us to increase our participation in a successful portfolio company. Even if we have sufficient capital to make a desired follow-on investment, we could elect not to make a follow-on investment because we do not want to increase our level of risk, because we prefer other opportunities or because of regulatory or other considerations. Our ability to make follow-on investments could also be limited by GC Advisors’ allocation policy.

If we are unable to raise substantial funds, then we will be more limited in the number and type of investments we may make, our expenses may be higher relative to our total assets, and the value of your investment in us may be reduced in the event our assets under-perform.

Amounts that we raise may not be sufficient for us to purchase a broad portfolio of investments. To the extent that less than the maximum number of Common Shares is subscribed for, the opportunity for us to purchase a broad portfolio of investments may be decreased and the returns achieved on those investments may be reduced as a result of allocating all of our expenses among a smaller capital base. If we are unable to raise substantial funds, we may not achieve certain economies of scale and our expenses may represent a larger proportion of our total assets.

Because we generally do not hold controlling equity interests in our portfolio companies, we generally will not be able to exercise control over our portfolio companies or to prevent decisions by management of our portfolio companies that could decrease the value of our investments.

To the extent we do not hold controlling equity positions in our portfolio companies, we are subject to the risk that a portfolio company makes business decisions with which we disagree, and that the management and/or shareholders of a portfolio company could take risks or otherwise act in ways that are adverse to our interests. Due to the lack of liquidity of the debt and equity investments that we typically hold in our portfolio companies, we can provide no assurance that we will be able to dispose of our investments in the event we disagree with the actions of a portfolio company and could therefore suffer a decrease in the value of our investments.

Our portfolio companies could incur debt that ranks equally with, or senior to, our investments in such companies and such portfolio companies could fail to generate sufficient cash flow to service their debt obligations to us.

We have invested and intend to invest a portion of our capital in second lien and subordinated loans issued by our portfolio companies, and we could have exposure to a variety of debt that captures particular layers of a borrower’s credit structure, such as “last out” or “second lien” debt, or other subordinated investments that rank below other obligations of the borrower in right of payment. Subordinated investments are subject to greater risk of loss than senior obligations where there are adverse changes to the financial condition of the borrower or a decline in general economic conditions. Subordinated investments could expose us to particular risks in a distress scenario, such as the risk that creditors are not aligned. Holders of subordinated investments generally have less ability to affect the results of a distressed scenario than holders of more senior investments. Additionally, lenders to companies operating in workout modes are, in certain circumstances, subject to potential liabilities that could exceed the amount of such loan purchased by us.

We have made in the past, and could make in the future, unsecured loans to portfolio companies, meaning that such loans will not benefit from any interest in collateral of such companies. Liens on a portfolio company’s collateral, if any, will secure the portfolio company’s obligations under its outstanding secured debt and could secure certain future debt that is permitted to be incurred by the portfolio company under its secured loan agreements. The holders of obligations secured by such liens will generally control the liquidation of, and be entitled to receive proceeds from, any realization of such collateral to repay their obligations in full before us. In addition, the value of such collateral in the event of liquidation will depend on market and economic conditions, the availability of buyers and other factors. There can be no assurance that the proceeds, if any, from sales of such collateral would be sufficient to satisfy our unsecured loan obligations after payment in full of all loans secured by collateral. If such proceeds were not sufficient to repay the outstanding secured loan obligations, then our unsecured claims would rank equally with the unpaid portion of such secured creditors’ claims against the portfolio company’s remaining assets, if any.

The rights we could have with respect to the collateral securing any junior priority loans we make to our portfolio companies could also be limited pursuant to the terms of one or more intercreditor agreements that we enter into with the holders of senior debt. Under a typical intercreditor agreement, at any time that obligations that have the benefit of the first priority liens are outstanding, any of the following actions that could be taken in respect of the collateral will be at the direction of the holders of the obligations secured by the first priority liens:

●	the ability to cause the commencement of enforcement proceedings against the collateral;
●	the ability to control the conduct of such proceedings;
●	the approval of amendments to collateral documents;
●	releases of liens on the collateral; and
●	waivers of past defaults under collateral documents.

We will not always have the ability to control or direct such actions, even if our rights as junior lenders are adversely affected.

The disposition of our investments could result in contingent liabilities.

A significant portion of our investments involve private securities. In connection with the disposition of an investment in private securities, we could be required to make representations about the business and financial affairs of the portfolio company typical of those made in connection with the sale of a business. We could also be required to indemnify the purchasers of such investment to the extent that any such representations turn out to be inaccurate or with respect to potential liabilities. These arrangements could result in contingent liabilities that ultimately result in funding obligations that we must satisfy through the return of payments previously received by us.

GC Advisors’ liability is limited, and we have agreed to indemnify GC Advisors against certain liabilities, which could lead GC Advisors to act in a riskier manner on our behalf than it would when acting for its own account.

Under the Investment Advisory Agreement, GC Advisors does not assume any responsibility to us other than to render the services called for under that agreement, and it is not responsible for any action of our board of trustees in following or declining to follow GC Advisors’ advice or recommendations. Under the terms of the Investment Advisory Agreement, GC Advisors, its officers, members, personnel and any person controlling or controlled by GC Advisors are not liable to us, any subsidiary of ours, our trustees, our shareholders or any subsidiary’s shareholders or partners for acts or omissions performed in accordance with and pursuant to the Investment Advisory Agreement, except those resulting from acts constituting willful misfeasance, bad faith, gross negligence or reckless disregard of GC Advisors’ duties under the Investment Advisory Agreement. In addition, we have agreed to indemnify GC Advisors and each of its officers, trustees, members, managers and employees from and against any liability or loss suffered by such party, including reasonable legal fees and other expenses reasonably incurred, and hold such party harmless for any liability or loss suffered by the Fund, arising out of or in connection with our business and operations or any action taken or omitted on our behalf pursuant to authority granted by the Investment Advisory Agreement, except where such liability or loss was the result of negligence or misconduct. These protections could lead GC Advisors to act in a riskier manner when acting on our behalf than it would when acting for its own account.

We could be subject to risks related to investments in non-U.S. companies.

We may make investments in issuers located outside the United States. Investments in issuers located outside the United States that are generally denominated in non-U.S. currencies involve both risks and opportunities not typically associated with investing in securities of United States companies. The legal and regulatory environments often have material differences, particularly as to bankruptcy and reorganization. Other considerations include changes in exchange rates and exchange control regulations, political and social instability, general economic conditions, expropriation, imposition of non-U.S. taxes, less liquid markets and less available information than is generally the case in the United States, higher transaction costs, foreign government restrictions, less government supervision of exchanges, brokers and issuers, greater risks associated with counterparties and settlement, less developed bankruptcy laws, difficulty in enforcing contractual obligations, lack of uniform accounting and auditing standards and greater price volatility. Among the factors that could affect currency values are trade balances, the level of short-term interest rates, differences in relative values of similar assets in different currencies, long-term opportunities for investment and capital appreciation and political developments. We could employ hedging techniques to minimize these risks, but we cannot assure you that such strategies will be effective or without risk to us.

Securities issued by non-U.S. companies are not “qualifying assets” under the 1940 Act, and we could invest in non-U.S. companies, including emerging markets issuers, to the limited extent such investments are permitted under the 1940 Act.

We could be subject to risks if we engage in hedging transactions and could become subject to risks if we invest in foreign securities.

Under the 1940 Act, a business development company is restricted from acquiring any asset other than assets of the type listed in the 1940 Act, which are referred to as “qualifying assets,” unless, at the time the acquisition is made, qualifying assets represent at least 70% of the company’s total assets. In order for our investments to be classified as “qualifying assets,” among other requirements, such investments must be in issuers organized under the laws of, and which have their principal place of business in, any state of the United States, the District of Columbia, Puerto Rico, the Virgin Islands or any other possession of the United States.

We can invest in non-U.S. companies, including emerging market issuers, to the limited extent such investments are permitted under the 1940 Act. We expect that these investments would focus on the same types of investments that we make in U.S. middle market and upper middle market companies and accordingly would be complementary to our overall strategy and enhance the diversity of our holdings. Investing in securities of emerging market issuers involves many risks including economic, social, political, financial, tax and security conditions in the emerging market, potential inflationary economic environments, regulation by foreign governments, different accounting standards and political uncertainties. Economic, social, political, financial, tax and security conditions also could negatively affect the value of emerging market companies. These factors could include changes in the emerging market government’s economic and fiscal policies, the possible imposition of, or changes in, currency exchange laws or other laws or restrictions applicable to the emerging market companies or investments in their securities and the possibility of fluctuations in the rate of exchange between currencies. Any of our portfolio company investments that are denominated in foreign currencies will be subject to the risks associated with fluctuations in currency exchange rates, which fluctuations could adversely affect our performance.

We may engage into hedging transactions to the limited extent such transactions are permitted under the 1940 Act and applicable commodities laws. Engaging in hedging transactions or investing in foreign securities would entail additional risks to our shareholders. We could, for example, use instruments such as interest rate swaps, caps, collars and floors and, if we were to invest in foreign securities, we could use instruments such as forward contracts or currency options in currencies selected to hedge against fluctuations in the relative values of our portfolio positions from changes in currency exchange rates and market interest rates. We could also, for example, borrow under a credit facility in currencies selected to minimize our foreign currency exposure. Use of these hedging instruments could include counterparty credit risk. In each such case, we generally would seek to hedge against fluctuations of the relative values of our portfolio positions from changes in market interest rates or currency exchange rates. While hedging transactions can reduce such risks, they generally will not be designed to prevent all loss from our position. There also could be barriers that prevent us from entering into certain hedging transactions. These barriers will not necessarily impact other investment funds managed by GC Advisors or its affiliates. Hedging transactions could result in a lower overall performance for us than if it had not entered into hedging transactions and generally introduces new risks, such as counterparty risk and greater illiquidity. In addition, we are permitted to borrow funds in one or more foreign currencies as a form of protection against currency risk. The use of such financing could create new risks not traditionally associated with credit facilities or other forms of leverage. Conversely, to the extent that we do not enter into hedging transactions, borrower defaults and fluctuations in currency exchange rates or interest rates could result in poorer overall performance for us than if it had entered into such hedging transactions.

The success of any hedging transactions that we enter into will depend on our ability to correctly predict movements in currency and interest rates. Therefore, while we could enter into hedging transactions to seek to reduce currency exchange rate and interest rate risks, unanticipated changes in currency exchange rates or interest rates could result in poorer overall investment performance than if we had not engaged in any such hedging transactions. In addition, the degree of correlation between price movements of the instruments used in a hedging strategy and price movements in the portfolio positions being hedged could vary. Moreover, for a variety of reasons, we would not necessarily seek to (or be able to) establish a perfect correlation between the hedging instruments and the portfolio holdings being hedged. Any such imperfect correlation could prevent us from achieving the intended hedge and expose us to risk of loss. In addition, it is often not possible to hedge fully or perfectly against currency fluctuations affecting the value of securities denominated in non-U.S. currencies because the value of those securities would likely fluctuate as a result of factors not related to currency fluctuations. Our ability to engage in hedging transactions could also be limited under the Code as well as adversely affected by rules adopted by the CFTC.

We could suffer losses from our equity investments.

While our investment portfolio will be focused on loans, we are also permitted to invest in equity securities. Such investments are expected to represent minority ownership in the issuer and are subordinate to the claims of the issuer’s creditors and, to the extent such securities are common securities, to preferred equity holders. The value of equity securities is dependent on the performance of the issuer and can fluctuate based on the issuer’s financial performance, market conditions, and overall economic conditions. Dividends paid to equity holders could be suspended or cancelled at any time, and minority owners could have limited protections. We also could be unable to realize any value if a portfolio company does not have a liquidity event, such as a sale of the business, recapitalization or public offering, which would allow us to sell our underlying equity interests. In addition, if an issuer of equity securities in which we have invested sells additional shares of its equity securities, our interest in the issuer will be diluted and the value of our investment could decrease. For the foregoing reasons, investments in equity securities can be highly speculative and carry a substantial risk of loss of investment. Investments in equity securities can carry additional risks or have other characteristics that require different structuring. As such, these investments can be made directly, or indirectly through blocker entities or otherwise.

We could be subject to lender liability claims with respect to our portfolio company investments.

A number of judicial decisions have upheld judgments for borrowers against lending institutions on the basis of various legal theories, collectively termed “lender liability.” Generally, lender liability is founded on the premise that a lender has violated a duty

(whether implied or contractual) of good faith, commercial reasonableness and fair dealing or a similar duty owed to the borrower, or has assumed an excessive degree of control over the borrower resulting in the creation of a fiduciary duty owed to the borrower or its other creditors or shareholders. We could be required to defend allegations of lender liability from time to time.

Loans to companies operating in workout modes or under Chapter 11 of the U.S. Bankruptcy Code are, in certain circumstances, subject to certain potential liabilities that could exceed the amount of such loan purchased by us. Under common law principles that in some cases form the basis for lender liability claims, if a lender or bondholder (i) intentionally takes an action that results in the undercapitalization of a borrower to the detriment of other creditors of such borrower, (ii) engages in other inequitable conduct to the detriment of such other creditors, (iii) engages in fraud with respect to, or makes misrepresentations to, such other creditors or (iv) uses its influence as a shareholder to dominate or control a borrower to the detriment of other creditors of such borrower, a court could elect to subordinate the claim of the offending lender or bondholder to the claims of the disadvantaged creditor or creditors, a remedy called “equitable subordination.” Because of the nature of the loans, the loans could be subject to claims of subordination.

Risks Relating to Investors in Our Securities

Investing in our securities could involve an above average degree of risk.

The investments we make in accordance with our investment objective could result in a higher amount of risk than alternative investment options and a higher risk of volatility or loss of principal. Our investments in portfolio companies involve higher levels of risk, and therefore, an investment in our securities may not be suitable for someone with a lower risk tolerance. In addition, our Common Shares are intended for long-term investors and should not be treated as a trading vehicle.

There is a risk that investors in our equity securities will not receive distributions or that our distributions will not grow over time and a portion of our distributions could be a return of capital.

We intend to make distributions on a quarterly basis to our shareholders out of assets legally available for distribution. We cannot assure you that we will achieve investment results that will allow us to make a specified level of cash distributions or year-to-year increases in cash distributions. Our ability to pay distributions could be adversely affected by the impact of one or more of the risk factors described in this Registration Statement. Due to the asset coverage test applicable to us under the 1940 Act as a business development company, we could be limited in our ability to make distributions. In addition, all distributions are and will be paid at the discretion of our board of trustees and will depend on our earnings, financial condition, maintenance of our RIC status, compliance with applicable business development company regulations and such other factors as our board of trustees could deem relevant from time to time. If we declare a distribution and if more shareholders opt to receive cash distributions rather than participate in our distribution reinvestment plan, we could be forced to sell some of our investments in order to make cash distribution payments. In the event that we encounter delays in locating suitable investment opportunities, we could also pay all or a substantial portion of our distributions from the proceeds of private placements of our Common Shares or from borrowings in anticipation of future cash flow, which could constitute a return of shareholders’ capital. To the extent we make distributions to shareholders that include a return of capital, such portion of the distribution essentially constitutes a return of the shareholder’s investment. Although such return of capital is generally not currently taxable, such distributions would generally decrease a shareholder’s basis in our Common Shares and could therefore increase such shareholder’s tax liability for capital gains upon the future sale or other disposition of such shares. A return of capital distribution could cause a shareholder to recognize a capital gain from the sale of our Common Shares even if the shareholder sells its shares for less than the original purchase price. Distributions from the proceeds of private placements of our common stock or from borrowings could also reduce the amount of capital we ultimately invest in our portfolio companies.

We have not established any limit on the amount of funds we can use from available sources, such as borrowings, if any, or proceeds from private placements of our Common Shares, to fund distributions (which could reduce the amount of capital we ultimately invest in assets).

Any distributions made from sources other than cash flow from operations or relying on fee or expense reimbursement waivers, if any, from GC Advisors or the Administrator are not based on our investment performance, and can only be sustained if we achieve positive investment performance in future periods and/or GC Advisors or the Administrator continues to make such expense reimbursements, if any. The extent to which we pay distributions from sources other than cash flow from operations will depend on various factors, including the level of participation in our distribution reinvestment plan, how quickly we invest the proceeds from any offerings of our securities and the performance of our investments. There can be no assurance that we will achieve such performance in order to sustain any level of distributions, or be able to pay distributions at all. GC Advisors and the Administrator have no obligation to waive fees or receipt of expense reimbursements, if any.

If we issue preferred shares, debt securities or convertible debt securities, the NAV of our Common Shares may become more volatile.

We cannot assure you that the issuance of preferred shares and/or debt securities would result in a higher yield or return to the holders of our Common Shares. The issuance of preferred shares, debt securities or convertible debt would likely cause the NAV of our Common Shares to become more volatile. If the dividend rate on the preferred shares, or the interest rate on the debt securities, were to approach the net rate of return on our investment portfolio, the benefit of leverage to the holders of our Common Shares would be reduced. If the dividend rate on the preferred shares, or the interest rate on the debt securities, were to exceed the net rate of return on our portfolio, the use of leverage would result in a lower rate of return to the holders of our Common Shares than if we had not issued the preferred shares or debt securities. Any decline in the NAV of our investment would be borne entirely by the holders of our Common Shares. Therefore, if the value of our portfolio were to decline, the leverage would result in a greater decrease in NAV to the holders of our Common Shares than if we were not leveraged through the issuance of preferred shares. This decline in NAV would also tend to cause a greater decline in the net offering price for our Common Shares.

There is also a risk that, in the event of a sharp decline in the value of our net assets, we would be in danger of failing to maintain required asset coverage ratios which may be required by the preferred shares, debt securities, convertible debt or units or of a downgrade in the ratings of the preferred shares, debt securities, convertible debt or units or our current investment income might not be sufficient to meet the dividend requirements on the preferred shares or the interest payments on the debt securities. In order to counteract such an event, we might need to liquidate investments in order to fund redemption of some or all of the preferred shares, debt securities or convertible debt. In addition, we would pay (and the holders of our Common Shares would bear) all costs and expenses relating to the issuance and ongoing maintenance of the preferred shares, debt securities, convertible debt or any combination of these securities. Holders of preferred shares, debt securities or convertible debt may have different interests than holders of Common Shares and may at times have disproportionate influence over our affairs.

Holders of any preferred shares that we may issue will have the right to elect members of the board of trustees and have class voting rights on certain matters.

The 1940 Act requires that holders of shares of preferred shares must be entitled as a class to elect two trustees at all times and to elect a majority of the trustees if dividends on such preferred shares are in arrears by two years or more, until such arrearage is eliminated. In addition, certain matters under the 1940 Act require the separate vote of the holders of any issued and outstanding preferred shares, including changes in fundamental investment restrictions and conversion to open-end status and, accordingly, preferred shareholders could veto any such changes. Restrictions imposed on the declarations and payment of dividends or other distributions to the holders of our Common Shares and preferred shares, both by the 1940 Act and by requirements imposed by rating agencies, might impair our ability to qualify for or maintain our treatment as a RIC for U.S. federal income tax purposes.

Our common shareholders’ interest in us may be diluted if they do not fully exercise subscription rights in any rights offering. In addition, if the subscription price is less than our NAV per share, then common shareholders will experience an immediate dilution of the aggregate NAV of your shares.

In the event we issue subscription rights, shareholders who do not fully exercise their subscription rights should expect that they will, at the completion of a rights offering, own a smaller proportional interest in us than would otherwise be the case if they fully exercised their rights. We cannot state precisely the amount of any such dilution in share ownership because we do not know at this time what proportion of the shares would be purchased as a result of such rights offering.

In addition, if the subscription price is less than the NAV per share of our Common Shares, then our common shareholders would experience an immediate dilution of the aggregate NAV of their shares as a result of the offering. The amount of any decrease in NAV is not predictable because it is not known at this time what the subscription price and NAV per share will be on the expiration date of a rights offering or what proportion of the shares will be purchased as a result of such rights offering. Such dilution could be substantial.

These dilutive effects may be exacerbated if we were to conduct multiple subscription rights offerings, particularly if such offerings were to occur over a short period of time.

Our shareholders will experience dilution in their ownership percentage if they do not participate in our distribution reinvestment plan.

All distributions declared in cash payable to shareholders that are participants in our distribution reinvestment plan are automatically reinvested in our Common Shares of the same class. As a result, our shareholders that do not participate in our distribution reinvestment plan will experience dilution in their ownership percentage of our Common Shares over time.

Terms relating to redemption may materially adversely affect the return on any debt securities that we may issue.

If we issue debt securities that are redeemable at our option, we may choose to redeem such debt securities at times when prevailing interest rates are lower than the interest rate paid on the debt securities. In addition, if our debt securities are subject to mandatory redemption, we may be required to redeem such debt securities also at times when prevailing interest rates are lower than the interest rate paid on the debt securities. In this circumstance, investors in our debt securities may not be able to reinvest the redemption proceeds in a comparable security at an effective interest rate as high as the debt securities being redeemed.

General Risk Factors

We are currently in a period of capital markets disruption and economic uncertainty.

The success of our activities is affected by general economic and market conditions, including, among others, interest rates, availability of credit, inflation rates, economic uncertainty, changes in laws, and trade barriers. These factors could affect the level and volatility of securities prices and the liquidity of our investments. Volatility or illiquidity could impair our profitability or result in losses. These factors also could adversely affect the availability or cost of our leverage, which would result in lower returns.

In 2020, the U.S. capital markets experienced extreme volatility and disruption following the global outbreak of COVID-19 (also known as the “coronavirus”). Some economists and major investment banks have expressed concern that the continued spread of the virus globally could lead to a prolonged period of world-wide economic downturn. These disruptions in the capital markets have increased the spread between the yields realized on risk-free and higher risk securities, resulting in illiquidity in parts of the capital markets. Such disruptions could adversely affect our business, financial condition, results of operations and cash flows, and future market disruptions and/or illiquidity could negatively impact us. These unfavorable economic conditions could increase our funding costs and limit our access to the capital markets and could result in a decision by lenders not to extend credit to us in the future. These events could limit our investments, our ability to grow and could negatively impact our operating results and the fair values of our debt and equity investments.

Events outside of our control, including public health crises, could negatively affect our portfolio companies, our Investment Adviser and the results of our operations.

Periods of market volatility could occur in response to pandemics or other events outside of our control. We, GC Advisors, and the portfolio companies in which we invest in could be affected by force majeure events (i.e., events beyond the control of the party claiming that the event has occurred, such as acts of God, fire, flood, earthquakes, outbreaks of an infectious disease, pandemic or any other serious public health concern, war, terrorism, labor strikes, major plant breakdowns, pipeline or electricity line ruptures, failure of technology, defective design and construction, accidents, demographic changes, government macroeconomic policies, social instability, etc.). Some force majeure events could adversely affect the ability of a party (including us, GC Advisors, a portfolio company or a counterparty to us, GC Advisors, or a portfolio company) to perform its obligations until it is able to remedy the force majeure event. In addition, force majeure events, such as the cessation of the operation of equipment for repair or upgrade, could similarly lead to the unavailability of essential equipment and technologies. These risks could, among other effects, adversely impact the cash flows available from a portfolio company, cause personal injury or loss of life, including to a senior manager of GC Advisors or its affiliates, damage property, or instigate disruptions of service. In addition, the cost to a portfolio company or us of repairing or replacing damaged assets resulting from such force majeure event could be considerable. It will not be possible to insure against all such events, and insurance proceeds received, if any, could be inadequate to completely or even partially cover any loss of revenues or investments, any increases in operating and maintenance expenses, or any replacements or rehabilitation of property. Certain events causing catastrophic loss could be either uninsurable, or insurable at such high rates as to adversely impact us, GC Advisors, or portfolio companies, as applicable. Force majeure events that are incapable of or are too costly to cure could have permanent adverse effects. Certain force majeure events (such as war or an outbreak of an infectious disease) could have a broader negative impact on the world economy and international business activity generally, or in any of the countries in which we invest or our portfolio companies operate specifically. Such force majeure events could result in or coincide with: increased volatility in the global securities, derivatives and currency markets; a decrease in the reliability of market prices and difficulty in valuing assets; greater fluctuations in currency exchange rates; increased risk of default (by both government and private issuers); further social, economic, and political instability; nationalization of private enterprise; greater governmental involvement in the economy or in social factors that impact the economy; less governmental regulation and supervision of the securities markets and market participants and decreased monitoring of the markets by governments or self-regulatory organizations and reduced enforcement of regulations; limited, or limitations on, the activities of investors in such markets; controls or restrictions on foreign investment, capital controls and limitations on repatriation of invested capital; inability to purchase and sell investments or otherwise settle security or derivative transactions (i.e., a market freeze); unavailability of currency hedging techniques; substantial, and in some periods extremely high, rates of inflation, which can last many years and have substantial negative effects on credit and securities markets as well as the economy as a whole; recessions; and difficulties in obtaining and/or enforcing legal judgments.

Additionally, a major governmental intervention into industry, including the nationalization of an industry or the assertion of control over one or more portfolio companies or its assets, could result in a loss to us, including if the investment in such portfolio companies is canceled, unwound or acquired (which could result in inadequate compensation). Any of the foregoing could therefore adversely affect the performance of us and our investments.

In December 2019, a novel strain of coronavirus, COVID-19, was identified in Wuhan, China, and spread to additional countries. On January 30, 2020, the World Health Organization declared a global emergency. At various times during the course of the pandemic, orders have been issued and lifted restricting movement within a number of large metropolitan areas, including in some instances, orders to shelter in place. The outbreak of COVID-19 and its related negative public health developments adversely affected workforces, customers, suppliers, economies and financial markets globally. The length of any resulting economic downturn and any additional waves of the disease that could exacerbate or further prolong any downturn are impossible to predict and could affect operations of GC Advisors’ business, including by harming GC Advisors’ ability to manage our investments. In addition, portfolio companies and our investments in such companies could be adversely impacted by the COVID-19 pandemic or any other pandemic, including by supply disruptions, decreases in consumer demand, loss of personnel either to sickness or movement restrictions, and the resulting global market and economic disruptions. These adverse effects could cause losses in value of our investments, adversely affecting investors.

We could experience fluctuations in our monthly operating results.

We could experience fluctuations in our monthly operating results due to a number of factors, including the interest rate payable on any borrowings and the interest rate payable on the debt securities we acquire, the default rate on such securities, the number and size of investments we originate or acquire, the level of our expenses, variations in and the timing of the recognition of realized and unrealized gains or losses, the degree to which we encounter competition in our markets and general economic conditions. In light of these factors, results for any period should not be relied upon as being indicative of our performance in future periods.

Political uncertainty could adversely affect our business

U.S. and non-U.S. markets could experience political uncertainty and/or change that subjects investments to heightened risks, including, for instance, risks related to elections in the U.S., the large scale invasion of Ukraine by Russia that began in February 2022 or the effect on world leaders and governments of global health pandemics, such as the COVID-19 pandemic. These heightened risks could also include: increased risk of default (by both government and private issuers); greater social, trade, economic and political instability (including the risk of war or terrorist activity); greater governmental involvement in the economy; greater governmental supervision and regulation of the securities markets and market participants resulting in increased expenses related to compliance; greater fluctuations in currency exchange rates; controls or restrictions on foreign investment and/or trade, capital controls and limitations on repatriation of invested capital and on the ability to exchange currencies; inability to purchase and sell investments or otherwise settle security or derivative transactions (i.e., a market freeze); unavailability of currency hedging techniques; and slower clearance. During times of political uncertainty and/or change, global markets often become more volatile. There could also be a lower level of monitoring and regulation of markets while a country is experiencing political uncertainty and/or change, and the activities of investors in such markets and enforcement of existing regulations could become more limited. Markets experiencing political uncertainty and/or change could have substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates typically have negative effects on such countries’ economies and markets. Tax laws could change materially, and any changes in tax laws could have an unpredictable effect on us, our investments and our investors. There can be no assurance that political changes will not cause us or our investors to suffer losses.

The impact of Brexit on our investments is uncertain and could adversely affect our business.

On January 31, 2020, the United Kingdom, or the UK, ended its membership in the European Union, or the EU, referred to as Brexit. Following the termination of a transition period, the UK and the EU entered into a trade and cooperation agreement to govern the future relationship between the parties, which was provisionally applied as of January 1, 2021 and entered into force on May 1, 2021 following ratification by the EU. With respect to financial services, the agreement leaves decisions on equivalence and adequacy to be determined by each of the UK and EU unilaterally in due course. As a result, certain UK licensed entities are unable to provide regulated services in a number of EU jurisdictions from the end of December 2020, absent regulatory relief or other measures implemented by individual countries. Such agreement is untested and could lead to ongoing political and economic uncertainty and periods of exacerbated volatility in both the United Kingdom and in wider European and global markets for some time. The longer term economic, legal, political and social implications of Brexit are unclear at this stage. Brexit has led to ongoing political and economic uncertainty and periods of increased volatility in both the UK and in wider European markets for some time. Brexit could lead to calls for similar referendums in other European jurisdictions, which could cause increased economic volatility in the European and global markets. This mid- to long-term uncertainty could have adverse effects on the economy generally and on our ability to earn attractive returns. In particular, currency volatility could mean that our returns are adversely affected by market movements and could make it more difficult, or more expensive, for us to execute prudent currency hedging policies. Potential decline in the value of the British Pound and/or the Euro against other currencies, along with the potential further downgrading of the UK’s sovereign credit rating, could also have an impact on the performance of certain investments made in the UK or Europe.

New or modified laws or regulations governing our operations could adversely affect our business.

We and our portfolio companies are subject to regulation by laws at the U.S. federal, state and local levels. These laws and regulations, as well as their interpretation, could change from time to time, including as the result of interpretive guidance or other directives from the U.S. President and others in the executive branch, and new laws, regulations and interpretations could also come into effect. For example, the current U.S. presidential administration could support an enhanced regulatory agenda that imposes greater costs on all sectors and on financial services companies in particular. Any such new or changed laws or regulations could have a material adverse effect on our business, and political uncertainty could increase regulatory uncertainty in the near term.

The effects of legislative and regulatory proposals directed at the financial services industry or affecting taxation, could negatively impact the operations, cash flows or financial condition of us or our portfolio companies, impose additional costs on us or our portfolio companies, intensify the regulatory supervision of us or our portfolio companies or otherwise adversely affect our business or the business of our portfolio companies. In addition, if we do not comply with applicable laws and regulations, we could lose any licenses that we then hold for the conduct of our business and could be subject to civil fines and criminal penalties.

We invest in securities of issuers that are subject to governmental and non-governmental regulations, including by federal and state regulators and various self-regulatory organizations. Companies participating in regulated activities could incur significant costs to comply with these laws and regulations. If a company in which we invest fails to comply with an applicable regulatory regime, it could be subject to fines, injunctions, operating restrictions or criminal prosecution, any of which could materially and adversely affect the value of our investment.

Additionally, changes to the laws and regulations governing our operations, including those associated with RICs, could cause us to alter our investment strategy in order to avail ourselves of new or different opportunities or result in the imposition of corporate-level taxes on us. Such changes could result in material differences to our strategies and plans and could shift our investment focus from the areas of expertise of GC Advisors to other types of investments in which GC Advisors could have little or no expertise or experience. Any such changes, if they occur, could have a material adverse effect on our results of operations and the value of your investment. If we invest in commodity interests in the future, GC Advisors could determine not to use investment strategies that trigger additional regulation by the U.S. Commodity Futures Trading Commission, or CFTC, or could determine to operate subject to CFTC regulation, if applicable. If we or GC Advisors were to operate subject to CFTC regulation, we could incur additional expenses and would be subject to additional regulation.

Over the last several years, there also has been an increase in regulatory attention to the extension of credit outside of the traditional banking sector, raising the possibility that some portion of the non-bank financial sector will be subject to new regulation. While it cannot be known at this time whether any regulation will be implemented or what form it will take, increased regulation of non-bank credit extension could negatively impact our operations, cash flows or financial condition, impose additional costs on us, intensify the regulatory supervision of us or otherwise adversely affect our business, financial condition and results of operations.

We incur significant costs as a result of having securities registered under the Exchange Act.

We will incur legal, accounting and other expenses, including costs associated with the periodic reporting requirements applicable to a company whose securities are registered under the Exchange Act, as well as additional corporate governance requirements, including requirements under the Sarbanes-Oxley Act and other rules implemented by the SEC.

We are an “emerging growth company,” and we do not know if such status will make our shares of common stock less attractive to investors.

Upon the effectiveness of our registration statement under the Exchange Act, we will be an “emerging growth company,” as defined in the JOBS Act for up to five years, or until the earliest of:

●	the last date of the fiscal year during which we had total annual gross revenues first exceed $1.235 billion;
●	the last day of the fiscal year ending after the fifth anniversary of any initial public offering of our common stock;
●	the date on which we have, during the previous three-year period, issued more than $1 billion in non-convertible debt; or
●	the date on which we are deemed to be a “large accelerated filer” as defined under Rule 12b-2 under the Exchange Act.

However, we are not likely to lose our status as an emerging growth company as a result of being deemed a “large accelerated filer” because there is not, and there is not expected to be, a public trading market for our Common Shares.

As an emerging growth company, we are eligible to take advantage of some or all of the reduced regulatory and disclosure requirements permitted by the JOBS Act and, as a result, some investors could consider our common stock less attractive. For example, while we are an emerging growth company and/or a non-accelerated filer within the meaning of the Exchange Act, we can take advantage of an exemption from the provisions of Section 404(b) of the Sarbanes-Oxley Act requiring that our independent registered public accounting firm provide an attestation report on the effectiveness of our internal control over financial reporting. This could increase the risk that material weaknesses or other deficiencies in our internal control over financial reporting go undetected.

Our compliance with the Sarbanes-Oxley Act involves significant expenditures, and non-compliance with Section 404 of the Sarbanes-Oxley Act would adversely affect us and the value of our Common Shares.

Upon registering our Common Shares under the Exchange Act, we will be subject to the Sarbanes-Oxley Act and the related rules and regulations promulgated by the SEC. Our management is required to report on our internal control over financial reporting pursuant to Section 404 of the Sarbanes-Oxley Act. As such, we are required to review on an annual basis our internal control over financial reporting, and on a quarterly and annual basis to evaluate and disclose changes in our internal control over financial reporting. As a result, we expect to incur expenses that could negatively impact our financial performance and our ability to make distributions. This process also will result in a diversion of management’s time and attention. We cannot ensure that our evaluation, testing and remediation process or our internal controls over financial reporting will be effective.

We may invest through various joint ventures.

From time to time, the Fund may hold a portion of its investments through partnerships, joint ventures, securitization vehicles or other entities with third-party investors (collectively, “joint ventures”). Joint venture investments involve various risks, including the risk that the Fund will not be able to implement investment decisions or exit strategies because of limitations on the Fund’s control under applicable agreements with joint venture partners, the risk that a joint venture partner may become bankrupt or may at any time have economic or business interests or goals that are inconsistent with those of the Fund, the risk that a joint venture partner may be in a position to take action contrary to the Fund’s objectives, the risk of liability based upon the actions of a joint venture partner and the risk of disputes or litigation with such partner and the inability to enforce fully all rights (or the incurrence of additional risk in connection with enforcement of rights) one partner may have against the other, including in connection with foreclosure on partner loans, because of risks arising under state law. In addition, the Fund may, in certain cases, be liable for actions of its joint venture partners. The joint venture’s in which we participate may sometimes be allocated investment opportunities that might have otherwise gone entirely to the Fund, which may reduce our return on equity. Additionally, our joint venture investments may be held on an unconsolidated basis and at times may be highly leveraged. Such leverage would not count toward the investment limits imposed on us by the 1940 Act. The Fund does not intend to create or acquire primary control of any entity that primarily engages in investment activities in securities and other assets other than joint ventures or entities wholly owned by the Fund.

We are subject to risks associated with investing alongside other third parties.

We invest in joint ventures alongside third parties through joint ventures, partnerships or other entities in the future. Such investments may involve risks not present in investments where a third party is not involved, including the possibility that such third party may at any time have economic or business interests or goals which are inconsistent with ours, or may be in a position to take action contrary to our investment objectives. In addition, we may in certain circumstances be liable for actions of such third party.

More specifically, joint ventures involve a third party that has approval rights over activity of the joint venture. The third party may take actions that are inconsistent with our interests. For example, the third party may decline to approve an investment for the joint venture that we otherwise want the joint venture to make. A joint venture may also use investment leverage which magnifies the potential for gain or loss on amounts invested. Generally, the amount of borrowing by the joint venture is not included when calculating our total borrowing and related leverage ratios and is not subject to asset coverage requirements imposed by the 1940 Act. If the activities of the joint venture were required to be consolidated with our activities because of a change in GAAP rules or SEC staff interpretations, it is likely that we would have to reorganize any such joint venture.

Technological innovations and industry disruptions could negatively impact us.

Technological innovations have disrupted traditional approaches in multiple industries and can permit younger companies to achieve success and in the process disrupt markets and market practices. We can provide no assurance that new businesses and approaches will not be created that would compete with us and/or our portfolio companies or alter the market practices in which GC Advisors and its affiliates and us have been designed to function within and on which we depend on for our investment return. New approaches could damage our investments, disrupt the market in which we operate and subject us to increased competition, which could materially and adversely affect our business, financial condition and results of investments.

We are highly dependent on information systems and systems failures could significantly disrupt our business, which could, in turn, negatively affect the value of our Common Shares and our ability to pay distributions.

Our business depends on the communications and information systems of GC Advisors and its affiliates. GC Advisors and the Administrator are heavily reliant on the information technology infrastructure, processes and procedures of Golub Capital, which has devoted significant resources to developing effective and reliable information technology systems. Information technology changes rapidly, however, and Golub Capital could fail to stay ahead of such advances. Moreover, Golub Capital could find itself a target of cyberattacks, including cyber espionage, malware, ransomware, and other types of hacking. If any of the Golub Capital information technology systems do not operate properly or are disabled, whether as a result of tampering or a breach of network security systems or otherwise, we and Golub Capital could suffer, among other consequences, financial loss, disruption of businesses and reputational damage and, in the case of Golub Capital, liability to clients. While steps have been taken to mitigate the risk and impact of such attacks, no system is fully attack-proof, and a cyberattack could have an adverse impact on us.

In addition, Golub Capital’s operations rely on the secure processing, storage and transmission of confidential and other information in its computer systems and networks. Although Golub Capital takes protective measures, its computer systems, software and networks could be vulnerable to unauthorized access, theft, misuse, computer viruses or other malicious code and other events that could have an impact on security. We, GC Advisors and the Administrator rely on third-party service providers for certain aspects of their business. Any interruption or deterioration in the performance of these third parties or failures of their information systems and technology could impair the quality of the operations and could affect their reputation, which could have an adverse effect on us.

A data breach could negatively impact our business and result in significant penalties.

GC Advisors is subject to numerous laws in various jurisdictions relating to privacy and the storage, sharing, use, processing, disclosure and protection of information that we and our affiliates hold. The EU’s General Data Protection Regulation, the Cayman Islands Data Protection Law, 2017, and the California Consumer Privacy Act of 2018 are recent examples of such laws, and GC Advisors anticipates new privacy and data protection laws will be passed in other jurisdictions in the future. In general, these laws introduce many new obligations on GC Advisors and its affiliates and service providers and create new rights for parties who have given us their personal information, such as investors and others.

Breach of these laws could result in significant financial penalties for GC Advisors and/or us. As interpretation of these laws evolves and new laws are passed, GC Advisors could be required to make changes to its business practices, which could result in additional risks, costs and liabilities to us and adversely affect investment returns. While GC Advisors intends to comply with its privacy and data protection obligations under the privacy and data protection laws that are applicable to it, it is possible that GC Advisors will not be able to accurately anticipate the ways in which regulators and courts will apply or interpret these laws. A violation of applicable privacy and data protection law could result in negative publicity and/or subject GC Advisors or us to significant costs associated with litigation, settlements, regulatory action, judgments, liabilities and/or penalties.

Our failure to make follow-on investments in our portfolio companies could impair the value of our portfolio.

Following an initial investment in a portfolio company, we may make additional investments in that portfolio company as “follow-on” investments in seeking to:

●	increase or maintain in whole or in part our position as a creditor or equity ownership percentage in a portfolio company;
●	exercise warrants, options or convertible securities that were acquired in the original or subsequent financing; or
●	preserve or enhance the value of our investment.

We have discretion to make follow-on investments, subject to the availability of capital resources and the provisions of the 1940 Act. Failure on our part to make follow-on investments may, in some circumstances, jeopardize the continued viability of a portfolio company and our initial investment, or may result in a missed opportunity for us to increase our participation in a successful operation. Even if we have sufficient capital to make a desired follow-on investment, we may elect not to make a follow-on investment because we may not want to increase our level of risk, because we prefer other opportunities or because we are inhibited by compliance with BDC requirements (including our order) or the desire to achieve or maintain our RIC tax treatment.

Special considerations for certain benefit plan investors.

We intend to conduct our affairs so that our assets should not be deemed to constitute “plan assets” under ERISA and the Plan Asset Regulations. We currently expect that our Common Shares should be considered “publicly-offered securities” at the time of issuance for purposes of the Plan Asset Regulations. However, there can be no guarantee or assurance that the conditions to be a publicly-offered security under the Plan Asset Regulations will be satisfied within such timing or at all.

If, notwithstanding our intent, the assets of the Fund were deemed to be “plan assets” of any shareholder that is a “benefit plan investor” under the Plan Asset Regulations, this would result, among other things, in (i) the application of the prudence and other fiduciary responsibility standards of ERISA to investments made by the Fund and (ii) the possibility that certain transactions in which the Fund might seek to engage could constitute “prohibited transactions” under ERISA and the Code. If a prohibited transaction occurs for which no exemption is available, the Investment Adviser and/or any other fiduciary that has engaged in the prohibited transaction could be required to (i) restore to the “benefit plan investor” any profit realized on the transaction and (ii) reimburse the benefit plan investor for any losses suffered by the benefit plan investor as a result of the investment. In addition, each disqualified person (within the meaning of Section 4975 of the Code) involved could be subject to an excise tax equal to 15% of the amount involved in the prohibited transaction for each year the transaction continues and, unless the transaction is corrected within statutorily required periods, to an additional tax of 100%. The fiduciary of a benefit plan investor who decides to invest in the Fund could, under certain circumstances, be liable for prohibited transactions or other violations as a result of their investment in the Fund or as co-fiduciaries for actions taken by or on behalf of the Fund or the Investment Adviser. With respect to a benefit plan investor that is an individual retirement account (an “IRA”) that invests in the Fund, the occurrence of a prohibited transaction involving the individual who established the IRA, or his or her beneficiaries, would cause the IRA to lose its tax-exempt status.

In this respect we may require any person proposing to acquire our Common Shares to furnish such information as may be necessary to determine compliance with an exception under ERISA or the Plan Asset Regulation, including whether such person is a benefit plan investor. In addition, we have the power to (a) exclude any shareholder or potential shareholder from purchasing our Common Shares and (b) prohibit any redemption of our Common Shares if our Investment Adviser determines that there is a substantial likelihood that such holder’s purchase, ownership or redemption of Common Shares would result in our assets to be characterized as “plan assets,” for purposes of the fiduciary responsibility or prohibited transaction provisions of ERISA or Section 4975 of the Code, and all Common Shares of the Fund shall be subject to such terms and conditions.

Prospective investors should carefully review the matters discussed under “Certain ERISA Considerations” and should consult with their own advisors as to the consequences of making an investment in the Fund.

The NAV and net offering price of our shares may fluctuate significantly.

The NAV and net offering price and liquidity, if any, of the market for our shares may be significantly affected by numerous factors, some of which are beyond our control and may not be directly related to our operating performance. These factors include:

●	changes in regulatory policies or tax guidelines, particularly with respect to RICs or BDCs;
●	loss of RIC or BDC status;
●	changes in earnings or variations in operating results;
●	changes in the value of our portfolio of investments;
●	changes in accounting guidelines governing valuation of our investments;
●	any shortfall in revenue or net income or any increase in losses from levels expected by investors;
●	departure of either of our Investment Adviser or certain of its respective key personnel;
●	general economic trends and other external factors; and
●	loss of a major funding source.

ESTIMATED USE OF PROCEEDS

We intend to use the net proceeds from this offering to (1) make investments in accordance with our investment strategy and policies, (2) reduce borrowings and repay indebtedness incurred under various financing agreements we may enter into, (3) fund repurchases under our share repurchase program and (4) for general corporate purposes. Generally, our policy will be to pay distributions and operating expenses from cash flow from operation; however, we are not restricted from funding these items from proceeds from this offering or other sources and may choose to do so, particularly in the earlier part of this offering.

We will seek to invest the net proceeds received in this offering as promptly as practicable after receipt thereof, and in any event generally within 60 days of each subscription closing (commencing with each applicable escrow break). However, depending on market conditions and other factors, including the availability of investments that meet our investment objectives, we may be unable to invest such proceeds within the time period we anticipate. Pending such investment, we may have a greater allocation to syndicated loans or other liquid investments than we otherwise would or we may invest in cash or cash equivalents (such as U.S. government securities or certain high quality debt instruments).

We estimate that we will incur approximately $9 million of offering expenses (excluding the shareholder servicing and/or distribution fees) in connection with this offering, or approximately 0.19% of the gross proceeds, assuming maximum gross proceeds of $5,000,000,000. The Investment Adviser has agreed to advance all of our organization and offering expenses on our behalf through the date on which we commence this offering. Unless the Investment Adviser elects to cover such expenses pursuant to the Expense Support and Conditional Reimbursement Agreement we have entered into with the Investment Adviser, we will be obligated to reimburse the Investment Adviser for such advanced expenses. Any reimbursements will not exceed actual expenses incurred by the Investment Adviser and its affiliates.

The following tables sets forth our estimate of how we intend to use the gross proceeds from this offering. Information is provided assuming that the Fund sells the maximum number of shares registered in this offering, or 200,000,000 shares. The amount of net proceeds may be more or less than the amount depicted in the table below depending on the public offering price of our shares and the actual number of shares we sell in this offering. The table below assumes that shares are sold at the current offering price of $25.00 per share. Such amount is subject to increase or decrease based upon our net offering price per share. The tables below do not reflect the $535,261,000 million in gross proceeds raised in the Private Offering.

The following tables present information about the net proceeds raised in this offering for each class, assuming that we sell the maximum primary offering amount of $5,000,000,000. The tables assume that 1/3 of our gross offering proceeds are from the sale of Class S shares, 1/3 of our gross offering proceeds are from the sale of Class D shares and 1/3 of our gross offering proceeds are from the sale of Class I shares. The number of shares of each class sold and the relative proportions in which the classes of shares are sold are uncertain and may differ significantly from what is shown in the tables below. Because amounts in the following tables are estimates, they may not accurately reflect the actual receipt or use of the gross proceeds from this offering. Amounts expressed as a percentage of net proceeds or gross proceeds may be higher or lower due to rounding.

The following table presents information regarding the use of proceeds raised in this offering with respect to Class S shares.

		Maximum Offering of
		$1,666,666,667 in
		Class S Shares
Gross Proceeds(1)	$1,666,666,667	100%
Upfront Sales Load(2)	$—	—%
Organization and Offering Expenses(3)	$3,000,000	0.19%
Net Proceeds Available for Investment	$1,663,666,667	99.81%

The following table presents information regarding the use of proceeds raised in this offering with respect to Class D shares.

		Maximum Offering of
		$1,666,666,667 in
		Class D Shares
Gross Proceeds(1)	$1,666,666,667	100%
Upfront Sales Load(2)	$—	—%
Organization and Offering Expenses(3)	$3,000,000	0.19%
Net Proceeds Available for Investment	$1,663,666,667	99.81%

The following table presents information regarding the use of proceeds raised in this offering with respect to Class I shares.

		Maximum Offering of
		$1,666,666,667 in
		Class I Shares
Gross Proceeds(1)	$1,666,666,667	100%
Upfront Sales Load(2)	$—	—%
Organization and Offering Expenses(3)	$3,000,000	0.19%
Net Proceeds Available for Investment	$1,663,666,667	99.81%
(1)

We intend to conduct a continuous offering of an unlimited number of Common Shares over an unlimited time period by filing a new registration statement prior to the end of the three-year period described in Rule 415 under the Securities Act; however, in certain states this offering is subject to annual extensions.

(2)

Neither the Fund nor the Managing Dealer will charge an upfront sales load with respect to Class S shares, Class D shares or Class I shares; however, if you buy Class S shares or Class D shares through certain financial intermediaries, they may directly charge you transaction or other fees, including upfront placement fees or brokerage commissions, in such amount as they may determine, provided that selling agents limit such charges to 1.5% for Class D shares and 3.5% for Class S shares, as a percentage of the net offering price. Selling agents will not charge such fees on Class I shares. We will pay the following shareholder servicing and/or distribution fees to the Managing Dealer, subject to FINRA limitations on underwriting compensation on a monthly basis: (a) for Class S shares only, a shareholder servicing and/or distribution fee equal to 0.85% per annum of the aggregate NAV for the Class S shares and (b) for Class D shares only, a shareholder servicing and/or distribution fee equal to 0.25% per annum of the aggregate NAV for the Class D shares. The shareholder servicing and/or distribution fees are similar to sales commissions. The distribution and servicing expenses borne by the participating brokers may be different from and substantially less than the amount of shareholder servicing and/or distribution fees charged. All or a portion of the shareholder servicing and/or distribution fee may be used to pay for sub-transfer agency, sub-accounting and certain other administrative services. The Fund also may pay for these sub-transfer agency, sub-accounting and certain other administrative services outside of the shareholder servicing and/or distribution fees and its Distribution and Servicing Plan. In addition, as set forth in and pursuant to the Managing Dealer Agreement, we will also pay the Managing Dealer certain fees for its services as Managing Dealer, which will be borne indirectly by all shareholders of the Fund. See “Plan of Distribution—Underwriting Compensation.” The total amount that will be paid over time as underwriting compensation depends on the average length of time for which shares remain outstanding, the term over which such amount is measured and the performance of our investments, and is not expected to be paid from sources other than cash flow from operating activities. We will cease paying the shareholder servicing and/or distribution fee on the Class S shares and Class D shares on the earlier to occur of the following: (i) a listing of Class I shares, (ii) our merger or consolidation with or into another entity, or the sale or other disposition of all or substantially all of our assets or (iii) the date following the completion of this offering on which, in the aggregate, underwriting compensation from all sources in connection with this offering, including the shareholder servicing and/or distribution fee and other underwriting compensation, is equal to 10% of the gross proceeds from this offering. In addition, consistent with the exemptive relief the Fund has applied for that would allow us to offer multiple classes of shares, at the end of the month in which the Managing Dealer in conjunction with the transfer agent determines that total transaction or other fees, including upfront placement fees or brokerage commissions, and shareholder servicing and/or distribution fees paid with respect to the shares held in a shareholder’s account would exceed, in the aggregate, 10% of the gross proceeds from the sale of such shares (or a lower limit as determined by the Managing Dealer or the applicable selling agent), we will cease paying the shareholder servicing and/or distribution fee on the Class S shares and Class D shares in such shareholder’s account. Compensation paid with respect to the shares in a shareholder’s account will be allocated among each share such that the compensation paid with respect to each individual share will not exceed 10% of the net offering price of such share. We may modify this requirement in a manner that is consistent with applicable exemptive relief. At the end of such month, the Class S shares or Class D shares in such shareholder’s account will convert into a number of Class I shares (including any fractional shares), with an equivalent aggregate NAV as such Class S or Class D shares.

(3)

The organization and offering expense numbers shown above represent our estimates of expenses to be incurred by us in connection with this offering and include estimated wholesaling expenses reimbursable by us. See “Plan of Distribution” for examples of the types of organization and offering expenses we may incur.

PLAN OF OPERATION

The information in this section contains forward-looking statements that involve risks and uncertainties. Please see “Risk Factors” and “Special Note Regarding Forward-Looking Statements” for a discussion of the uncertainties, risks and assumptions associated with these statements. You should read the following discussion in conjunction with the financial statements and related notes and other financial information appearing elsewhere in this prospectus.

Overview

We are a newly organized, externally managed, non-diversified closed-end management investment company that has elected to be treated as a BDC under the 1940 Act. Formed as a Delaware statutory trust on May 13, 2022, we are externally managed by GC Advisors, which is responsible for sourcing potential investments, conducting due diligence on prospective investments, analyzing investment opportunities, structuring investments and monitoring our portfolio on an ongoing basis. GC Advisors is registered as an investment adviser with the SEC. We also intend to elect to be treated, and intend to qualify annually thereafter, as a RIC under the Code.

Under our Investment Advisory Agreement, we have agreed to pay the Investment Adviser an annual management fee as well as an incentive fee based on our investment performance. Also, under the Administration Agreement, we have agreed to reimburse the Administrator for the allocable portion of overhead and other expenses incurred by the Administrator in performing its obligations under the Administration Agreement, including our allocable portion of the costs of compensation and related expenses of our chief compliance officer, chief financial officer and their respective staffs.

Our investment objective is to generate current income and capital appreciation. Under normal circumstances, we will invest at least 80% of our total assets (net assets plus borrowings for investment purposes) directly or indirectly in private credit investments (loans, bonds and other credit and related instruments that are issued in private offerings or issued by private companies). If we change our 80% test, we will provide shareholders with at least 60 days’ notice of such change.

Once we have invested a substantial amount of proceeds from the offerings, under normal circumstances, we expect that the majority of our portfolio will be directly or indirectly invested in privately originated and privately negotiated investments, predominantly through direct lending to U.S. private companies in the middle market and upper middle market in the form of one stop and other senior secured loans. We will also selectively invest in second lien and subordinated loans (including loans that rank senior only to a borrower’s equity securities and ranks junior to all of such borrower’s other indebtedness in priority of payment) of private companies. We may also invest in liquid credit instruments, including secured floating rate syndicated loans, securitized products and corporate bonds, and our portfolio may, but will not necessarily, initially be comprised of a greater percentage of such instruments than it will as our investment program matures, though the exact allocation may vary from time to time depending on market conditions and available investment opportunities. Our portfolio may also include equity interests such as preferred equity, debt investments accompanied by equity-related securities (including warrants) and, to a limited extent, common equity investments, which generally would be obtained as part of providing a broader financing solution.

Under normal conditions and once we have invested a substantial amount of proceeds from the offerings, we expect to make investments that typically will have position sizes under 1% of our portfolio, on average. We expect to selectively invest more than 1% of capital in some of our portfolio companies and generally expect that the size of our individual investments will vary proportionately with the size of our capital base, particularly during the period prior to raising sufficient capital, which may result in larger individual investments when and if our capital base increases. We may invest in companies of any size or capitalization.

We intend to primarily invest in U.S. middle market and upper middle market companies and, to the extent we invest in foreign companies, we intend to do so in accordance with the limits of the 1940 Act applicable to business development companies and only in jurisdictions with established legal frameworks and a history of respecting creditors rights as well as investment grade sovereign credit ratings, which generally includes countries that are members of the OECD such as the United Kingdom, countries that are members of the European Union, as well as Canada, Australia and Japan, among others. Subject to the limitations of the 1940 Act, we may invest in loans or other securities, the proceeds of which may refinance or otherwise repay debt or securities of companies whose debt is owned by other funds affiliated with Golub Capital. From time to time, we may co-invest with other funds affiliated with Golub Capital. See “Regulation.”

We intend to finance our investments with borrowed money. The amount of leverage that we employ will depend on GC Advisors’ and our board of trustees’ assessment of market and other factors at the time of any proposed borrowing. While we intend to target a leverage ratio of 1.0x to 1.5x debt-to-equity, this limitation will not prevent us from incurring additional leverage or otherwise exceeding such leverage ratio to the full extent permissible under the 1940 Act, including during periods when we are experiencing unusual market volatility or other unexpected conditions. We could issue senior debt securities to banks, insurance companies and other lenders, and/or issue unsecured debt or notes through one or more wholly-owned CLOs. Under the terms of our Declaration of Trust, the board of trustees may authorize us to issue preferred shares in one or more classes or series without shareholder approval, to the extent permitted by the 1940 Act.

In addition, investment in leveraged companies involves a number of significant risks. Leveraged companies in which we invest could have limited financial resources and could be unable to meet their obligations under their debt securities that we hold.

See “Investment Objectives and Strategies” for more information about our investment strategies. Our investments are subject to a number of risks. See “Risk Factors.”

Revenues

We generate revenue in the form of interest and fee income on debt investments and capital gains and distributions, if any, on portfolio company investments that we originate or acquire. Our debt investments, whether in the form of senior secured, one stop, second lien or subordinated loans, typically have a term of three to seven years and bear interest at a fixed or floating rate. In some instances, we receive payments on our debt investments based on scheduled amortization of the outstanding balances. In addition, we receive repayments of some of our debt investments prior to their scheduled maturity date. The frequency or volume of these repayments fluctuates significantly from period to period. Our portfolio activity also reflects the proceeds of sales of securities. In some cases, our investments provide for deferred interest payments or PIK interest. The principal amount of loans and any accrued but unpaid interest generally become due at the maturity date.

In addition, we generate revenue in the form of commitment, origination, amendment, structuring or due diligence fees, fees for providing managerial assistance, administrative agent fees and consulting fees. Loan origination fees, original issue discount and market discount or premium are capitalized, and we accrete or amortize such amounts as interest income. We record prepayment premiums on loans as fee income. For additional details on revenues, see “—Critical Accounting Policies and Revenue Recognition.” We recognize realized gains or losses on investments based on the difference between the net proceeds from the disposition and the amortized cost basis of the investment or derivative instrument, without regard to unrealized gains or losses previously recognized. We record current period changes in fair value of investments and derivative instruments that are measured at fair value as a component of the net change in unrealized appreciation (depreciation) on investment transactions in our Consolidated Statements of Operations.

Expenses

Our primary operating expenses include the payment of fees to GC Advisors under the Investment Advisory Agreement and interest expense on our outstanding debt. We bear all other out-of-pocket costs and expenses of our operations and transactions, including:

●	organizational expenses of the Fund;
●	calculating our NAV and net offering price (including the cost and expenses of any independent valuation firm);
●	fees and expenses incurred by GC Advisors payable to third parties, including agents, consultants or other advisors, in monitoring financial and legal affairs for us and in monitoring our investments and performing due diligence on our prospective portfolio companies or otherwise relating to, or associated with, evaluating and making investments, which fees and expenses include, among other items, due diligence reports, appraisal reports, any studies commissioned by GC Advisors and travel and lodging expenses;
●	interest payable on debt, if any, incurred by the Fund to finance its investments and expenses related to unsuccessful portfolio acquisition efforts;
●	offerings of our Common Shares and other securities, including underwriting compensation to the Managing Dealer in connection with services it provides pursuant to the Managing Dealer Agreement;
●	investment advisory fees, including management fees and incentive fees;
●	administration fees and expenses payable under the Administration Agreement (including payments based upon our allocable portion of the Administrator’s overhead in performing its obligations under the Administration Agreement, including rent, fees and expenses associated with performing compliance functions and the allocable portion of the cost of our chief compliance officer, chief financial officer and their respective staffs);
●	fees payable to third parties, including agents, consultants or other advisors, relating to, or associated with, evaluating and making investments in portfolio companies, including costs associated with meeting financial sponsors;
●	fees payable to transaction/brokerage platforms;
●	subscription processing fees and expenses;
●	reasonable bona fide due diligence expenses of participating broker-dealers supported by detailed and itemized invoices;
●	fees incurred by the Fund for transfer agent, dividend agent and custodial fees and expenses;
●	fees and expenses payable under any managing dealer and selected dealer agreements, if any;
●	U.S. federal and state registration and franchise fees;
●	all costs of registration and listing of the Fund’s securities on any securities exchange, if applicable;
●	U.S. federal, state and local taxes;
●	Independent Trustees’ fees and expenses;
●	costs of preparing and filing reports or other documents required by the SEC, state securities regulators or other regulators;

●	costs of any reports, proxy statements or other notices to shareholders, including printing costs;
●	costs associated with individual or group shareholders;
●	costs of registration rights granted to certain investors;
●	costs associated with compliance under the Sarbanes-Oxley Act;
●	our allocable portion of any fidelity bond, trustees and officers/errors and omissions liability insurance, and any other insurance premiums;
●	direct costs and expenses of administration, including printing, mailing, long distance telephone, copying, secretarial and other staff, independent auditors and outside legal costs;
●	costs and expenses, including travel, meals, accommodations, entertainment and other similar expenses, incurred by the Investment Adviser or its affiliates for meetings with existing investors and any intermediaries, registered investment advisors, financial and other advisors representing such existing investors;
●	proxy voting expenses; and
●	all other expenses incurred by us or the Administrator in connection with administering our business.

We expect our general and administrative expenses to be relatively stable or decline as a percentage of total assets during periods of asset growth and to increase during periods of asset declines.

Expense Support and Conditional Reimbursement Agreement

We have entered into an Expense Support and Conditional Reimbursement Agreement (the “Expense Support Agreement”) with the Investment Adviser. The Investment Adviser may elect to pay certain of our expenses on our behalf (each, an “Expense Payment”), provided that no portion of the payment will be used to pay any interest expense or shareholder servicing and/or distribution fees of the Fund. Any Expense Payment that the Investment Adviser has committed to pay must be paid by the Investment Adviser to us in any combination of cash or other immediately available funds no later than 45 days after such commitment was made in writing, and/or offset against amounts due from us to the Investment Adviser or its affiliates.

Following any calendar month in which Available Operating Funds (as defined below) exceed the cumulative distributions accrued to the Fund’s shareholders based on distributions declared with respect to record dates occurring in such calendar month (the amount of such excess being hereinafter referred to as “Excess Operating Funds”), we shall pay such Excess Operating Funds, or a portion thereof, to the Investment Adviser until such time as all Expense Payments made by the Investment Adviser to the Fund within three years prior to the last business day of such calendar month have been reimbursed. Any payments required to be made by the Fund shall be referred to herein as a “Reimbursement Payment.” Available Operating Funds means the sum of (i) our net investment income calculated in accordance with GAAP, (ii) our net capital gains (including the excess of net long-term capital gains over net short-term capital losses) and (iii) dividends and other distributions paid to us on account of investments in portfolio companies (to the extent such amounts listed in clause (iii) are not included under clauses (i) and (ii) above).

No Reimbursement Payment for any month will be made if: (1) the “Effective Rate of Distributions Per Share” (as defined below) declared by us at the time of such Reimbursement Payment is less than the Effective Rate of Distributions Per Share at the time the Expense Payment was made to which such Reimbursement Payment relates, or (2) our “Operating Expense Ratio” (as defined below) at the time of such Reimbursement Payment is greater than the Operating Expense Ratio at the time the Expense Payment was made to which such Reimbursement Payment relates. Pursuant to the Expense Support Agreement, “Effective Rate of Distributions Per Share” means the annualized rate (based on a 365 day year) of regular cash distributions per share exclusive of returns of capital, distribution rate reductions due to distribution and shareholder fees, and declared special dividends or special distributions, if any. The “Operating Expense Ratio” is calculated by dividing operating expenses, less organizational and offering expenses, base management and incentive fees owed to Adviser, and interest expense, by our net assets.

The Fund’s obligation to make a Reimbursement Payment shall automatically become a liability of the Fund on the last business day of the applicable calendar month, except to the extent the Investment Adviser has waived its right to receive such payment for the applicable month.

Financial Condition, Liquidity and Capital Resources

We expect to generate cash primarily from (i) the net proceeds of the offerings, (ii) cash flows from our operations, (iii) any financing arrangements we have entered into or may enter into in the future and (iv) any future offerings of our equity or debt securities.

Our primary uses of cash will be for (i) investments in portfolio companies and other investments, including the purchase of the CLO Vehicle, (ii) the cost of operations (including paying the Investment Adviser and the Administrator), (iii) cost of any borrowings or other financing arrangements and (iv) cash distributions to the holders of our shares.

Net Worth of Sponsors

The NASAA, in its Omnibus Guidelines Statement of Policy adopted on March 29, 1992 and as amended on May 7, 2007 and from time to time (the “Omnibus Guidelines”), requires that our affiliates and Investment Adviser, or our Sponsor as defined under the Omnibus Guidelines, have an aggregate financial net worth, exclusive of home, automobiles and home furnishings, of the greater of either $100,000, or 5.0% of the first $20 million of both the gross amount of securities currently being offered in this offering and the gross amount of any originally issued direct participation program securities sold by our affiliates and sponsors within the past 12 months, plus 1.0% of all amounts in excess of the first $20 million. In accordance with these requirements, our Investment Adviser and its affiliates, while not liable directly or indirectly for any indebtedness we may incur, have an aggregate financial net worth in excess of those amounts required by the Omnibus Guidelines. The Investment Adviser or one of its affiliates manages other business development companies, including GBDC, whose financial statements and other information can be found at www.sec.gov.

Critical Accounting Policies

The preparation of financial statements and related disclosures in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements and revenues and expenses during the periods reported. Actual results could materially differ from those estimates. We have identified the following items as critical accounting policies.

Fair Value Measurements

The Fund is required to report its investments for which current market values are not readily available at fair value. The Fund values its investments in accordance with FASB ASC 820, Fair Value Measurements (“ASC 820”), which defines fair value as the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the applicable measurement date. ASC 820 prioritizes the use of observable market prices derived from such prices over entity-specific inputs. Due to the inherent uncertainties of valuation, certain estimated fair values may differ significantly from the values that would have been realized had a ready market for these investments existed, and these differences could be material. See “Determination of Net Asset Value and Share Price” for more information on how we value our investments.

Revenue Recognition

Our revenue recognition policies are as follows:

Investments and Related Investment Income: Interest income is accrued based upon the outstanding principal amount and contractual interest terms of debt investments. Premiums, discounts, and origination fees are amortized or accreted into interest income over the life of the respective debt investment. For investments with contractual PIK interest, which represents contractual interest accrued and added to the principal balance that generally becomes due at maturity, we do not accrue PIK interest if the portfolio company valuation indicates that the PIK interest is not likely to be collectible. In addition, we may generate revenue in the form of amendment, structuring or due diligence fees, fees for providing managerial assistance, administrative agent fees, consulting fees and prepayment premiums on loans and record these fees as fee income when earned. Loan origination fees, original issue discount and market discount or premium are capitalized, and we accrete or amortize such amounts as interest income. We record prepayment premiums on loans as fee income. Dividend income on preferred equity securities is recorded as dividend income on an accrual basis to the extent that such amounts are payable by the portfolio company and are expected to be collected. We may have certain equity preferred securities in the portfolio that contain a PIK dividend provision that would be accrued and recorded as income at the contractual rates, if deemed collectible. The accrued PIK and non-cash dividends would be capitalized to the cost basis of the preferred equity security and would be generally collected when redeemed by the issuer. Dividend income on common equity securities is recorded on the record date for private portfolio companies or on the ex-dividend date for publicly traded portfolio companies. Distributions received from limited liability company, or LLC, and limited partnership, or LP, investments are evaluated to determine if the distribution should be recorded as dividend income or a return of capital. Generally, we will not record distributions from equity investments in LLCs and LPs as dividend income unless there are sufficient accumulated tax-basis earnings and profits in the LLC or LP prior to the distribution. Distributions that are classified as a return of capital are recorded as a reduction in the cost basis of the investment.

We account for investment transactions on a trade-date basis. Realized gains or losses on investments are measured by the difference between the net proceeds from the disposition and the cost basis of investment, without regard to unrealized gains or losses previously recognized. We report changes in fair value of investments from the prior period that is measured at fair value as a component of the net change in unrealized appreciation (depreciation) on investment transactions in our Consolidated Statements of Operations and fluctuations arising from the translation of foreign exchange rates on investments in unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies on the Consolidated Statements of Operations.

Non-accrual: Loans may be left on accrual status during the period we are pursuing repayment of the loan. Management reviews all loans that become past due 90 days or more on principal and interest or when there is reasonable doubt that principal or interest will be collected for possible placement on non-accrual status. We generally reverse accrued interest when a loan is placed on non-accrual. Additionally, any original issue discount and market discount are no longer accreted to interest income as of the date the loan is placed on non-accrual status. Interest payments received on non-accrual loans may be recognized as income or applied to principal depending upon management’s judgment. We restore non-accrual loans to accrual status when past due principal and interest is paid and, in our management’s judgment, are likely to remain current.

Income Taxes

We intend to elect to be treated as a RIC under Subchapter M of the Code and to operate in a manner so as to qualify for the tax treatment applicable to RICs. In order to be subject to tax as a RIC, we are required to meet certain source of income and asset diversification requirements, as well as to timely distribute each tax year to our shareholders dividends for U.S. federal income tax purposes of an amount generally at least equal to 90% of our investment company taxable income, as defined by the Code and determined without regard to any deduction for dividends paid. We intend to make the requisite distributions to our shareholders, which will generally relieve us from U.S. federal income taxes on amounts distributed.

Depending on the level of taxable income earned in a tax year, we may choose to retain taxable income in excess of current year dividend distributions and would generally distribute such taxable income in the next tax year. We may then be required to incur a 4% excise tax on such income. To the extent that we determine that our estimated current year annual taxable income, determined on a calendar year basis, could exceed estimated current calendar year dividend distributions, we accrue excise tax, if any, on estimated excess taxable income as taxable income is earned.

Because federal income tax regulations differ from GAAP, distributions in accordance with tax regulations may differ from net investment income and realized gains recognized for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified within capital accounts in the financial statements to reflect their tax character. For example, permanent differences in classification may result from the treatment of distributions paid from short-term gains as ordinary income dividends for tax purposes. Temporary differences arise when certain items of income, expense, gain or loss are recognized at some time in the future.

Distributions

To the extent that the Fund has taxable income available, the Fund intends to make monthly distributions to its shareholders. Distributions to shareholders are recorded on the record date. All distributions will be paid at the discretion of our board of trustees and will depend on our earnings, financial condition, maintenance of our tax treatment as a RIC, compliance with applicable BDC regulations and such other factors as our board of trustees may deem relevant from time to time.

Contractual Obligations

We have entered into the Investment Advisory Agreement with the Investment Adviser to provide us with investment advisory services and the Administration Agreement with the Administrator to provide us with administrative services. Payments for investment advisory services under the Investment Advisory Agreements and reimbursements under the Administration Agreement are described in “Investment Advisory Agreement and Administration Agreement.”

We intend to establish one or more credit facilities or enter into other financing arrangements to facilitate investments and the timely payment of our expenses. It is anticipated that any such credit facilities will bear interest at floating rates at to-be-determined spreads over a specified reference rate, such as SOFR. We cannot assure shareholders that we will be able to enter into a credit facility on favorable terms or at all. In connection with a credit facility or other borrowings, lenders may require us to pledge assets, commitments and/or drawdowns (and the ability to enforce the payment thereof) and may ask to comply with positive or negative covenants that could have an effect on our operations.

Off-Balance Sheet Arrangements

Other than contractual commitments and other legal contingencies incurred in the normal course of our business, we do not expect to have any off-balance sheet financings or liabilities.

Quantitative and Qualitative Disclosures About Market Risk

We will be subject to financial market risks, including changes in interest rates. A rise in the general level of interest rates can be expected to lead to higher interest rates applicable to the variable rate investments we may hold and to declines in the value of any fixed rate investments we may hold. A rise in interest rates would also be expected to lead to higher cost on our floating rate borrowings. If deemed prudent, we may use interest rate risk management techniques in an effort to minimize our exposure to interest rate fluctuations.

We plan to invest primarily in illiquid debt securities of private companies. Most of our investments will not have a readily available market price, and we will value these investments at fair value as determined in good faith pursuant to procedures adopted by, and under the oversight of, the board of trustees in accordance with our valuation policy. There is no single standard for determining fair value in good faith. As a result, determining fair value requires that judgment be applied to the specific facts and circumstances of each portfolio investment while employing a consistently applied valuation process for the types of investments we make. See “Determination of Net Asset Value and Share Price.”

MANAGING DEALER AGREEMENT

We have entered into a Managing Dealer Agreement with the Managing Dealer, pursuant to which the Managing Dealer will agree to, among other things, manage our relationships with third-party brokers engaged by the Managing Dealer to participate in the distribution of our Class I Shares, Class D Shares and Class S Shares, which we refer to as “participating brokers,” and financial advisors. The Managing Dealer will also coordinate our marketing and distribution efforts with participating brokers and their registered representatives with respect to communications related to the terms of this offering, our investment strategies, material aspects of our operations and subscription procedures. As set forth in and pursuant to the Managing Dealer Agreement, we will pay the Managing Dealer certain fees, including, a $35,000 engagement fee that is payable upon the effective date of this offering, a $250,000 fixed managing dealer fee that is payable for the first 15 months of this offering in five equal quarterly installments following effectiveness of this offering and a two basis point variable managing dealer fee that is payable quarterly in arrears on any new capital raised in this offering following the expiration of the initial 15-month period of this offering. Such fees will be borne indirectly by all shareholders of the Fund. We will not pay referral or similar fees to any accountants, attorneys or other persons in connection with the distribution of our shares.

INVESTMENT OBJECTIVES AND STRATEGIES

We were formed on May 13, 2022, as a Delaware statutory trust. We have elected to be regulated as a BDC under the 1940 Act. We also intend to elect to be treated as soon as reasonably practical, and intend to qualify annually thereafter, as a RIC under Subchapter M of the Code. As a BDC and a RIC, we will be required to comply with certain regulatory requirements.

We were organized to make investments and generate current income and capital appreciation by investing primarily in privately originated and privately negotiated investments, predominantly through direct lending to U.S. private companies in the middle market and upper middle market in the form of one stop and other senior secured loans. GC Advisors structures these one stop loans as senior secured loans, and we obtain security interests in the assets of the portfolio company that serve as collateral in support of the repayment of these loans. This collateral often takes the form of first-priority liens on the assets of the portfolio company. In many cases, we are the sole lender or we, together with our affiliates, are the sole lenders of one stop loans, which can afford us additional influence over the borrower in terms of monitoring and, if necessary, remediating any underperformance.

In this prospectus, the term “middle market” generally refers to companies having earnings before interest, taxes, depreciation and amortization, or EBITDA, of less than $100 million annually and the term “upper middle market” refers generally to companies having EBITDA of $100 million or greater annually.

Our investment objective is to generate current income and capital appreciation. We will seek to meet our investment objective by:

●	accessing the established loan origination channels developed by Golub Capital, a leading lender to U.S. middle market companies with over $60 billion in capital under management as of April 1, 2023;
●	selecting liquid and illiquid credit investments of U.S. companies, and to a lesser extent, non-U.S. companies, in the middle market and upper middle market;
●	partnering with experienced private equity firms, or sponsors, in many cases with whom Golub Capital has invested alongside in the past;
●	implementing the disciplined underwriting standards of Golub Capital; and
●	drawing upon the aggregate experience and resources of Golub Capital.

Under normal circumstances, we will invest at least 80% of our total assets (net assets plus borrowings for investment purposes) directly or indirectly in private credit investments (loans, bonds and other credit and related instruments that are issued in private offerings or issued by private companies).

Once we have invested a substantial amount of proceeds from the offerings, under normal circumstances, we expect that the majority of our portfolio will be directly or indirectly invested in privately originated and privately negotiated investments, predominantly through direct lending to U.S. private companies in the middle market and upper middle market in the form of one stop and other senior secured loans. We will also selectively invest in second lien and subordinated loans (including loans that rank senior only to a borrower’s equity securities and ranks junior to all of such borrower’s other indebtedness in priority of payment) of private companies. We may also invest in liquid credit instruments, including secured floating rate syndicated loans, securitized products and corporate bonds, and our portfolio may, but will not necessarily, initially be comprised of a greater percentage of such instruments than it will as our investment program matures, though the exact allocation may vary from time to time depending on market conditions and available investment opportunities. Our portfolio may also include equity interests such as preferred equity, debt investments accompanied by equity-related securities (including warrants) and, to a limited extent, common equity investments, which generally would be obtained as part of providing a broader financing solution.

Under normal conditions and once we have invested a substantial amount of proceeds from the offerings, we expect to make investments that typically will have position sizes under 1% of our portfolio, on average. We expect to selectively invest more than 1% of capital in some of our portfolio companies and generally expect that the size of our individual investments will vary proportionately with the size of our capital base, particularly during the period prior to raising sufficient capital, which may result in larger individual investments when and if our capital base increases. We may invest in companies of any size or capitalization.

We intend to primarily invest in U.S. middle market and upper middle market companies and, to the extent we invest in foreign companies, we intend to do so in accordance with the limits of the 1940 Act applicable to business development companies and only in jurisdictions with established legal frameworks and a history of respecting creditors rights as well as investment grade sovereign credit ratings, which generally includes countries that are members of the OECD such as the United Kingdom, countries that are members of the European Union, as well as Canada, Australia and Japan, among others. Subject to the limitations of the 1940 Act, we may invest in loans or other securities, the proceeds of which may refinance or otherwise repay debt or securities of companies whose debt is owned by other funds affiliated with Golub Capital. From time to time, we may co-invest with other funds affiliated with Golub Capital. See “Regulation.”

We generally expect to invest in securities that have been rated below investment grade by independent rating agencies or that would be rated below investment grade if they were rated. These securities, which are often referred to as “junk,” have predominantly speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal. In addition, many of our debt investments have floating interest rates that reset on a periodic basis and typically do not fully pay down principal prior to maturity, which could increase our risk of losing part or all of our investment.

We intend to finance our investments with borrowed money. The amount of leverage that we employ will depend on GC Advisors’ and our board of trustees’ assessment of market and other factors at the time of any proposed borrowing. While we intend to target a leverage ratio of 1.0x to 1.5x debt-to-equity, this limitation will not prevent us from incurring additional leverage or otherwise exceeding such leverage ratio to the full extent permissible under the 1940 Act, including during periods when we are experiencing unusual market volatility or other unexpected conditions. We could issue senior debt securities to banks, insurance companies and other lenders, and/or issue unsecured debt or notes through one or more wholly-owned CLOs. Under the terms of our Declaration of Trust, the board of trustees may authorize us to issue preferred shares in one or more classes or series without shareholder approval, to the extent permitted by the 1940 Act.

In addition, investment in leveraged companies involves a number of significant risks. Leveraged companies in which we invest could have limited financial resources and could be unable to meet their obligations under their debt securities that we hold.

We may engage in hedging transactions to the limited extent such transactions are permitted under the 1940 Act and applicable commodities laws. We could, for example, use instruments such as interest rate swaps, caps, collars and floors and, if we were to invest in foreign securities, we could use instruments such as forward contracts or currency options in currencies selected to hedge against fluctuations in the relative values of our portfolio positions from changes in currency exchange rates and market interest rates. We could also, for example, borrow under a credit facility in currencies selected to minimize our foreign currency exposure. There can be no assurance any hedging strategy we employ will be successful.

Our investments are subject to a number of risks. See “Risk Factors.”

Our Investment Adviser and Administrator

Our investment activities are managed by our Investment Adviser, GC Advisors. GC Advisors is responsible for sourcing potential investments, conducting research and due diligence on prospective investments and equity sponsors, analyzing investment opportunities, structuring our investments and monitoring our investments and portfolio companies on an ongoing basis. GC Advisors was organized in September 2008 and is a registered investment adviser under the Advisers Act. Under our Investment Advisory Agreement, or the Investment Advisory Agreement, with GC Advisors, we pay GC Advisors a base management fee and an incentive fee for its services.

GC Advisors is an affiliate of Golub Capital and pursuant to the Staffing Agreement, Golub Capital LLC makes experienced investment professionals available to GC Advisors and provides access to the senior investment personnel of Golub Capital LLC and its affiliates. The Staffing Agreement provides GC Advisors with access to deal flow generated by Golub Capital LLC and its affiliates in the ordinary course of their businesses and commits the members of GC Advisors’ investment committee to serve in that capacity. As our investment adviser, GC Advisors is obligated to allocate investment opportunities among us and its other clients fairly and equitably over time in accordance with its allocation policy. See “Conflicts of Interest” below. However, there can be no assurance that such opportunities will be allocated to us fairly or equitably in the short-term or over time. GC Advisors seeks to capitalize on the significant deal origination, credit underwriting, due diligence, investment structuring, execution, portfolio management and monitoring experience of Golub Capital LLC’s investment professionals.

Golub Capital LLC, our Administrator and an affiliate of GC Advisors, provides the administrative services necessary for us to operate. See “Investment Advisory Agreement and Administration Agreement — Administration Agreement” for a discussion of the fees and expenses (subject to the review and approval of our Independent Trustees) we are required to reimburse to the Administrator.

About Golub Capital

Golub Capital, founded in 1994, is a leading lender to middle-market companies, with a long track record of investing in senior secured, one stop, second lien and subordinated loans. As of April 1, 2023, Golub Capital has over $60 billion of capital under management. Since its inception, Golub Capital has closed deals with over 370 middle market sponsors and repeat transactions with over 250 sponsors.

Golub Capital’s middle-market lending group is managed by an eight-member senior management team consisting of Lawrence E. Golub, David B. Golub, Andrew H. Steuerman, Gregory W. Cashman, Spyro G. Alexopoulos, Marc C. Robinson, Robert G. Tuchscherer and Jason J. Van Dussen. As of March 31, 2023, Golub Capital had more than 170 investment professionals supported by more than 600 administrative and back office personnel that focus on operations, finance, legal and compliance, accounting and reporting, marketing, information technology and office management.

Market Opportunity

We intend to pursue an investment strategy focused on investing primarily in newly originated first lien, senior secured, floating rate loans in U.S. middle market companies in industries that we believe are resistant to recession. We find the middle market attractive for the following reasons:

Target Market. We believe that small and middle market companies in the United States with annual revenues between $10 million and $2.5 billion represent a significant growth segment of the U.S. economy and often require substantial capital investments to grow. Middle market companies have generated a significant number of investment opportunities for investment funds managed or advised by Golub Capital, and we believe that this market segment will continue to produce significant investment opportunities for us. We intend to focus our portfolio on borrowers in what we believe are recession resistant industries and/or believed to be insulated from the effects of COVID-19.

Specialized Lending Requirements. We believe that several factors render many U.S. financial institutions ill-suited to lend to U.S. middle market companies. For example, based on the experience of our management team, lending to U.S. middle market companies (1) is generally more labor intensive than lending to larger companies due to the smaller size of each investment and the fragmented nature of information for such companies, (2) requires due diligence and underwriting practices consistent with the demands and economic limitations of the middle market and (3) also requires more extensive ongoing monitoring by the lender.

Demand for Debt Capital. We believe there is a large pool of committed but uninvested private equity capital for middle market companies. We expect private equity firms will seek to leverage their investments by combining equity capital with senior secured loans and subordinated debt from other sources, such as us.

Competition from Bank Lenders. We believe that many traditional bank lenders to middle market businesses have either exited or de-emphasized their service and product offerings in the middle market. These traditional lenders have instead focused on lending and providing other services to large corporate clients. We believe this has resulted in fewer key players and the reduced availability of debt capital to the companies we target.

Market Environment:  We believe middle market investments are likely to excel in uncertain market environments such as the current market environment following the COVID-19 outbreak that began in December 2019, and that these investments have historically generated premium yields with more desirable structures for lenders as compared to large corporate loans.(1) In addition, we believe the recent credit market dislocation will accelerate the market share shift toward well-positioned larger platforms. On the other hand, we believe that there has been increased competition for direct lending to middle market businesses, which would be expected to result in less favorable pricing terms for our potential investments. If we match our competitors’ pricing, terms and structure, we would expect to experience decreased net interest income, lower yields and increased risk of credit loss. However, we believe that Golub Capital’s scale, product suite, entrenched relationships and strong market position will continue to allow us to find investment opportunities with attractive risk-adjusted returns.

(1)	Standard & Poor’s “High-End Middle-Market Lending Review Q4 2021” – New-issue first-lien yield-to-maturity. Middle-market loans have, on average, generated higher yields in comparison to large corporate loans based on data starting in June 2005.

Golub Capital Strengths

Deep, Experienced Management Team. We are managed by GC Advisors, which, as of March 31, 2023, has access through the Staffing Agreement to the resources and expertise of Golub Capital’s more than 800 employees, led by our chairman, Lawrence E. Golub, and our chief executive officer, David B. Golub. As of March 31, 2023, Golub Capital’s more than 170 investment professionals had an average of approximately 13 years of investment experience and were supported by more than 600 administrative and back office personnel that focus on operations, finance, legal and compliance, accounting and reporting, marketing, information technology and office management. GC Advisors also manages (i)  GBDC; (ii) GBDC 3; (iii) GDLC; (iv) GBDC 4; and (v) GDLCU, each of which has elected to be regulated as a business development company and, in the case of GBDC, whose shares of common stock are publicly traded on the Nasdaq Global Select Market, have investment mandates similar to ours, and primarily focus on investing in one stop and other senior secured loans. Golub Capital seeks to hire and retain high-quality investment professionals and reward those personnel based on investor returns.

Leading U.S. Debt Platform Provides Access to Proprietary Relationship-Based Deal Flow. GC Advisors gives us access to the deal flow of Golub Capital, one of the leading middle-market lenders in the United States. Golub Capital has been a top 3 Traditional Middle Market Bookrunner each year from 2008 through 2022 for senior secured loans of up to $500.0 million for leveraged buyouts based on number of deals completed according to Thomson Reuters LPC and internal data. We believe this market position makes Golub Capital the first choice lender to many sponsors. Since its inception, Golub Capital has closed deals with over 370 middle market sponsors and repeat transactions with over 250 sponsors. We believe that Golub Capital receives relationship-based “early looks” and “last looks” at many investment opportunities in the U.S. middle-market, allowing it to be highly selective in the transactions it pursues.

Disciplined Investment and Underwriting Process. GC Advisors utilizes the established investment process of Golub Capital for reviewing lending opportunities, structuring transactions and monitoring investments. Using its disciplined approach to lending, GC Advisors seeks to minimize credit losses through effective underwriting, comprehensive due diligence investigations, structuring and the implementation of restrictive debt covenants. We expect that GC Advisors will continue to select borrowers whose businesses will retain significant value, even in a depressed market or a distressed sale. GC Advisors intends to reduce risk further by focusing on repeat transactions with proven, successful sponsors. While emphasizing thorough credit analysis, GC Advisors intends to maintain strong relationships with sponsors by offering rapid initial feedback from senior investment professionals on each investment opportunity.

Regimented Credit Monitoring. Following each investment, GC Advisors implements a regimented credit monitoring system. This careful approach, which involves ongoing review and analysis by teams of professionals, has enabled GC Advisors to identify problems early and to assist borrowers before they face difficult liquidity constraints. If necessary, GC Advisors can assume the role of deal sponsor in a work-out situation and has extensive restructuring experience, both in and out of bankruptcy. GC Advisors believes in the need to prepare for possible negative contingencies in order to address them promptly should they arise.

Concentrated Middle Market Focus. Because of our focus on the middle market, we understand the following general characteristics of middle market lending:

●	middle market companies are generally less leveraged than large companies and, we believe, offer more attractive investment returns in the form of upfront fees, prepayment penalties and higher interest rates;
●	middle market issuers are more likely to have simple capital structures;
●	carefully structured covenant packages enable middle market lenders to take early action to remediate poor financial performance; and
●	middle market lenders can undertake thorough due diligence investigations prior to investment.

Investment Criteria/Guidelines

Our investment objective is to generate current income and capital appreciation by investing primarily in senior secured and one stop loans to U.S. middle market and upper middle market companies in industries we believe are resistant to recessions. We seek to generate strong risk-adjusted net returns by assembling a portfolio of investments across a broad range of industries and private equity sponsors.

We primarily target U.S. middle-market companies controlled by private equity investors that require capital for growth, acquisitions, recapitalizations, refinancings and leveraged buyouts. We seek to have a portfolio of first-lien, senior secured loans to borrowers believed to be insulated from the effects of the novel coronavirus, or COVID-19, pandemic and/or in what we believe are recession resistant industries. We also make opportunistic loans to independently owned and publicly held middle-market companies. We seek to partner with strong management teams executing long-term growth strategies. Target businesses will typically exhibit some or all of the following characteristics:

●	annual EBITDA of less than $150.0 million;
●	sustainable leading positions in their respective markets;
●	scalable revenues and operating cash flow;
●	experienced management teams with successful track records;
●	insulation from the effects of the COVID-19 pandemic;
●	stable, predictable cash flows with low technology and market risks;
●	a substantial equity cushion in the form of capital ranking junior to our investment provided by a middle market private equity sponsor;
●	low capital expenditures requirements;
●	a North American base of operations;
●	strong customer relationships;
●	products, services or distribution channels having distinctive competitive advantages;
●	defensible niche strategy or other barriers to entry; and
●	demonstrated growth strategies.

While we believe that the criteria listed above are important in identifying and investing in prospective portfolio companies, not all of these criteria will be met by each prospective portfolio company.

Investment Process Overview

We view our investment process as consisting of four distinct phases described below:

Origination. GC Advisors sources investment opportunities through access to a network of over 10,000 individual contacts developed in the financial services and related industries by Golub Capital and managed through a proprietary customer relationship database. Among these contacts is an extensive network of private equity firms and relationships with leading middle-market senior lenders. The senior deal professionals of Golub Capital supplement these leads through personal visits and marketing campaigns. It is their responsibility to identify specific opportunities, to refine opportunities through candid exploration of the underlying facts and circumstances and to apply creative and flexible thinking to solve clients’ financing needs. The investment professionals of Golub Capital have a long and successful track record investing in companies across many industry sectors. Collectively, these investment professionals have completed investments in over 2,300 loans/transactions at Golub Capital. Golub Capital’s investments have been made in the following industries, among others: healthcare, restaurant and retail, software, digital and technology services, specialty manufacturing, business services, consumer products and services, food and beverages, aerospace and defense and value-added distribution.

Golub Capital has principal lending offices in Chicago, New York, London and San Francisco. Each of Golub Capital’s originators maintains long-standing customer relationships and is responsible for covering a specified target market. We believe those originators’ strength and breadth of relationships across a wide range of markets generate numerous financing opportunities, which we believe enables GC Advisors to be highly selective in recommending investments to us.

Underwriting. We utilize the systematic, consistent approach to underwriting developed by Golub Capital, with a particular focus on determining the value of a business in a downside scenario. The key criteria that we consider include (1) strong and resilient underlying business fundamentals, (2) a substantial equity cushion in the form of capital ranking junior in right of payment to our investment and (3) a conclusion that overall “downside” risk is manageable. While the size of this equity cushion will vary over time and across industries, the equity cushion generally sought by GC Advisors today is between 35% and 45% of total portfolio capitalization. We generally focus on the criteria developed by Golub Capital for evaluating prospective portfolio companies, which uses a combination of analyses, including (1) fundamental analysis of a business’s financial statements, health, management, competitive advantages, competitors and markets; (2) analysis of opportunities in a given market based upon fluctuations due to seasonal, financial and economic factors; (3) quantitative analysis of the relative risk-return characteristics of investments and a comparison of yields between asset classes and other indicators; and (4) analysis of proprietary and secondary models. In evaluating a particular company, we put more emphasis on credit considerations (such as (1) loan-to-value ratio (which is the amount of our loan divided by the enterprise value of the company in which we are investing), (2) the ability of the company to maintain a liquidity cushion through economic cycles and in downside scenarios, (3) the ability of the company to service its fixed charge obligations under a variety of scenarios and (4) its anticipated strategic value in a downturn) than on profit potential and loan pricing. Based upon a combination of bottom-up analysis of the individual investment and GC Advisors’ expectations of future market conditions, GC Advisors seeks to assess the relative risk and reward for each investment. GC Advisors seeks to mitigate the risks of a single company or single industry through portfolio diversification. GC Advisors also considers environmental, social and governance considerations in the investment decision-making process, in accordance with its ESG policy, including analysis of the likelihood of material ESG-related risk based on the industry and industry subsector of the potential portfolio company, with further diligence and analysis based on this categorization as well as other factors identified during diligence. Golub Capital’s due diligence process for middle market credits will typically entail:

●	a thorough review of historical and pro forma financial information;
●	on-site visits;
●	interviews with management and employees;
●	a review of loan documents and material contracts;
●	third-party “quality of earnings” accounting due diligence;
●	when appropriate, background checks on key managers and research relating to the company’s business, industry, markets, customers, suppliers, products and services and competitors; and
●	the commission of third-party market studies when appropriate.

The following chart illustrates the stages of Golub Capital’s evaluation and underwriting process:

ILLUSTRATIVE DEAL  EVALUATION PROCESS

Execution. In executing transactions for us, GC Advisors utilizes the due diligence process developed by Golub Capital. Through a consistent approach to underwriting and careful attention to the details of execution, Golub Capital seeks to maintain discipline with respect to credit, pricing, and structure to ensure the ultimate success of the financing. Upon completion of due diligence, the investment team working on an investment delivers a final memorandum to GC Advisors’ investment committee. Once an investment has been approved by the investment committee, it moves through a series of steps generally, including initial documentation using standard document templates, final documentation, including resolution of business points and the execution of original documents held in escrow. Upon completion of final documentation, a loan is funded upon the execution of an investment committee memorandum by members of GC Advisors’ investment committee.

Monitoring. We view active portfolio monitoring as a vital part of our investment process. We consider board observation rights, where appropriate, regular dialogue with company management and sponsors and detailed, internally generated monitoring reports to be critical to our performance. Golub Capital has developed a monitoring template that is designed to reasonably ensure compliance with these standards. This template is used by GC Advisors as a tool to assess investment performance relative to our plan. In addition, our portfolio companies often rely on GC Advisors to provide them with financial and capital markets expertise.

As part of the monitoring process, GC Advisors regularly assesses the risk profile of each of our investments and rates each of them based on an internal system developed by Golub Capital and its affiliates. This system is not generally accepted in our industry or used by our competitors. It is based on the following categories, which we refer to as GC Advisors’ internal performance ratings:

Internal Performance Ratings
Rating	Definition
5	Involves the least amount of risk in our portfolio. The borrower is performing above expectations, and the trends and risk factors are generally favorable.
4	Involves an acceptable level of risk that is similar to the risk at the time of origination. The borrower is generally performing as expected, and the risk factors are neutral to favorable.
3

Involves a borrower performing below expectations and indicates that the loan’s risk has increased somewhat since origination. The borrower could be out of compliance with debt covenants; however, loan payments are generally not past due.

2

Involves a borrower performing materially below expectations and indicates that the loan’s risk has increased materially since origination. In addition to the borrower being generally out of compliance with debt covenants, loan payments could be past due (but generally not more than 180 days past due).

1

Involves a borrower performing substantially below expectations and indicates that the loan’s risk has substantially increased since origination. Most or all of the debt covenants are out of compliance and payments are substantially delinquent. Loans rated 1 are not anticipated to be repaid in full and we will reduce the fair market value of the loan to the amount we anticipate will be recovered.

Our internal performance ratings do not constitute any rating of investments by a nationally recognized statistical rating organization or represent or reflect any third-party assessment of any of our investments.

For any investment rated 1, 2 or 3, GC Advisors increases its monitoring intensity and prepares regular updates for the investment committee, summarizing current operating results and material impending events and suggesting recommended actions.

GC Advisors monitors and, when appropriate, changes the internal performance ratings assigned to each investment in our portfolio. In connection with our valuation process, GC Advisors and our board of trustees review these internal performance ratings on a quarterly basis.

Investment Committee

The purpose of GC Advisors’ investment committee, which is comprised of officers of GC Advisors, is to evaluate and approve all of our investments, subject to the oversight of our board of trustees. The investment committee process is intended to bring the diverse experience and perspectives of the committee’s members to the analysis and consideration of each investment. The investment committee currently consists of Lawrence E. Golub, David B. Golub, Andrew H. Steuerman, Gregory W. Cashman, Spyro G. Alexopoulos, Marc C. Robinson, Robert G. Tuchscherer and Jason J. Van Dussen. The investment committee serves to provide investment consistency and adherence to our core investment philosophy and policies. The investment committee also determines appropriate investment sizing and suggests ongoing monitoring requirements. Investment teams and investment committees responsible for an area of investment may include investment professionals and senior management from among one or more of the Investment Adviser and its affiliates.

In addition to reviewing investments, investment committee meetings serve as a forum to discuss credit views and outlooks. Potential transactions and deal flow are reviewed on a regular basis. Members of the investment team are encouraged to share information and credit views with the investment committee early in their analysis. We believe this process improves the quality of the analysis and assists the deal team members to work more efficiently.

Each transaction is presented to the investment committee in a formal written report. Each investment opportunity generally receives the unanimous approval of the investment committee. Each member of the investment committee performs a similar role for other investment funds, accounts or other investment vehicles, collectively referred to as accounts, sponsored or managed by Golub Capital and its affiliates.

Broadly Syndicated Loans Investment Team

GC Advisors’ broadly syndicated loans investment team (“BSL Team”) is generally responsible for managing the Fund’s broadly syndicated loans where Golub Capital does not act as lead arranger, joint lead arranger or co-manager (“BSLs”). The Fund’s BSL investments may be comprised of debt obligations with various public credit ratings, although we expect such investments primarily to be comprised of obligations below investment grade quality.

Investment Structure

Once GC Advisors determines that a prospective portfolio company is suitable for investment, GC Advisors typically works with the private equity sponsor, if applicable, the management of that company and its other capital providers to structure our investment. GC Advisors negotiates with these parties to agree on how our investment should be structured relative to other capital in the portfolio company’s capital structure.

GC Advisors structures our investments, which typically have maturities of three to seven years, as follows:

Senior Secured Loans. GC Advisors structures investments in senior secured loans, where we obtain security interests in the assets of the portfolio company that serve as collateral in support of the repayment of such loans. This collateral often takes the form of first-priority liens on the assets of the portfolio company. Our senior secured loans often provide for moderate loan amortization in the early years of the loan, with the majority of the amortization deferred until loan maturity. Our senior secured loans may include a PIK feature.

One Stop Loans. GC Advisors structures our one stop loans as senior secured loans. A one stop loan (also known as a unitranche loan) is a single loan that blends the characteristics of traditional senior debt and traditional junior debt. The structure generally combines the stronger lender protections associated with first lien senior secured debt with the superior economics of junior capital. We obtain security interests in the assets of the portfolio company that serve as collateral in support of the repayment of these loans. This collateral often takes the form of first-priority liens on the assets of the portfolio company. In some cases, one stop loans are provided to borrowers experiencing high revenue growth supported by a high level of discretionary expenditures. As part of the underwriting of such loans and consistent with industry practice, we adjust our characterization of the earnings of such borrowers for a reduction or elimination of such discretionary expenses if appropriate. One stop loans typically provide for moderate loan amortization in the initial years of the facility, with the majority of the amortization deferred until loan maturity. Our one stop loans may include a PIK feature. One stop loans generally allow the borrower to make a large lump sum payment of principal at the end of the loan term and there is a risk of loss if the borrower is unable to pay the lump sum or refinance the amount owed at maturity. In many cases, we are the sole lender or we, together with our affiliates, are the sole lenders of a one stop loan, which can afford us additional influence over the borrower in terms of monitoring and, if necessary, remediating any underperformance.

One stop loans include loans to technology companies undergoing strong growth due to new services, increased adoption and/or entry into new markets. We refer to loans to these companies as recurring revenue loans. Other targeted characteristics of recurring revenue businesses include strong customer revenue retention rates, a diversified customer base and backing from growth equity or venture capital firms. In some cases, the borrower’s high revenue growth is supported by a high level of discretionary spending. As part of the underwriting of such loans and consistent with industry practice, we adjust our characterization of the earnings of such borrowers for a reduction or elimination of such discretionary expenses, if appropriate.

Second Lien Loans. GC Advisors structures these investments as subordinated, secured loans for which our claims on the related collateral are subordinated. We obtain security interests in the assets of the portfolio company that serve as collateral in support of the repayment of such loans. This collateral typically takes the form of second priority liens on the assets of a portfolio company. Second lien loans typically provide for minimal loan amortization in the initial years of the facility, with the majority of the amortization deferred until loan maturity.

Subordinated Loans. GC Advisors structures these investments as unsecured, subordinated loans that provide for relatively high, fixed interest rates and provide us with significant current interest income. These loans typically have interest-only payments (often representing a combination of cash pay and PIK interest) in the early years, with all or the majority of amortization of principal deferred until loan maturity. Subordinated loans generally allow the borrower to make a large lump sum payment of principal at the end of the loan term, and there is a risk of loss if the borrower is unable to pay the lump sum or refinance the amount owed at maturity.

Second lien loans and subordinated loans are generally more volatile than first lien, senior secured loans and involve a greater risk of loss of principal. In addition, the PIK feature of many subordinated loans, which effectively operates as negative amortization of loan principal, increases credit risk exposure over the life of the loan. Subordinated loans are more likely to include a PIK feature.

Equity Investments. GC Advisors structures these investments as direct or indirect minority equity co-investments in a portfolio company, usually on terms similar to the controlling private equity sponsor and in connection with our loan to such portfolio company. As a result, if a portfolio company appreciates in value, we can achieve additional investment return from these equity co-investments. GC Advisors can structure these equity co-investments to include provisions protecting our rights as a minority-interest holder, which could include a “put,” or right to sell such securities back to the issuer, upon the occurrence of specified events or demand and “piggyback” registration rights. However, because these equity co-investments will typically be in private companies, there is no guarantee that we, as a minority-interest holder, will control the timing or value of our realization of any gains on such investments.

Our equity co-investments will typically include customary “tag-along” and/or “drag-along” rights that will permit or require us to participate in a sale of such equity co-investments at such time as the majority owners, not GC Advisors, determine.

GC Advisors tailors the terms of each investment to the facts and circumstances of the transaction and the prospective portfolio company, negotiating a structure that protects our rights and manages our risk while creating incentives for the portfolio company to achieve its business plan and improve its operating results. GC Advisors seeks to limit the downside potential of our investments by:

●	selecting investments that we believe have a very low probability of loss;
●	requiring a total return on our investments that we believe will compensate us appropriately for credit risk; and
●	negotiating covenants in connection with our investments that afford our portfolio companies as much flexibility in managing their businesses as possible, consistent with the preservation of our capital. Such restrictions could include affirmative and negative covenants, default penalties, lien protection, change of control provisions and board rights.

We expect to hold most of our investments to maturity or repayment, but we may sell some of our investments earlier if a liquidity event occurs, such as a sale, recapitalization or worsening of the credit quality of the portfolio company.

Investments

We seek to create a portfolio that includes primarily one stop and other senior secured loans by investing in the securities of middle market companies. We intend to invest primarily in first lien, senior secured loans in middle market companies in industries that we believe are recession resistant. In addition, we seek to have a portfolio of first-lien, senior secured loans to borrowers believed to be insulated from the effects of the novel coronavirus, or COVID-19, pandemic. Under normal conditions and once we have invested a substantial amount of proceeds from the offerings, we expect that investments typically will have position sizes under 1% of our portfolio, on average. We expect to selectively invest more than 1% of capital in some of our portfolio companies and generally expect that the size of our individual investments will vary proportionately with the size of our capital base, particularly during the period prior to raising sufficient capital, which may result in larger individual investments when and if our capital base increases.

Managerial Assistance

As a business development company, we offer, and must provide upon request, managerial assistance to our portfolio companies. This assistance could involve monitoring the operations of our portfolio companies, participating in board and management meetings, consulting with and advising officers of portfolio companies and providing other organizational and financial guidance. The Administrator or an affiliate of the Administrator provides such managerial assistance on our behalf to portfolio companies that request this assistance. We could receive fees for these services and reimburse the Administrator or an affiliate of the Administrator, as applicable, for its allocated costs in providing such assistance, subject to the review and approval by our board of trustees, including our Independent Trustees.

Competition

Our primary competitors in providing financing to middle market companies include public and private funds, other business development companies, commercial and investment banks, commercial financing companies and, to the extent they provide an alternative form of financing, private equity and hedge funds. Many of our competitors are substantially larger and have considerably greater financial, technical, and marketing resources than we do. For example, we believe some competitors have access to funding sources that are not available to us. In addition, some of our competitors have higher risk tolerances or different risk assessments, which could allow them to consider a wider variety of investments and establish more relationships than us. Furthermore, many of our competitors are not subject to the regulatory restrictions that the 1940 Act imposes on us as a business development company or to the source-of-income, asset diversification and distribution requirements we must satisfy to qualify for and maintain our qualification as a RIC.

We use the expertise of the investment professionals of Golub Capital and its affiliates to which we have access to assess investment risks and determine appropriate pricing for our investments in portfolio companies. In addition, the relationships of the senior members of Golub Capital and its affiliates enable us to learn about, and compete effectively for, financing opportunities with attractive middle market companies in the industries in which we invest. See “Risk Factors — Risks Relating to our Business and Structure — We operate in a highly competitive market for investment opportunities, which could reduce returns and result in losses.”

Temporary Investments

Pending investments in other types of qualifying assets, as described above, our investments could consist of cash, cash equivalents, U.S. government securities, repurchase agreements and high-quality debt investments that mature in one year or less from the date of investment, which we refer to, collectively, as temporary investments, so that 70% of our assets are qualifying assets or temporary investments. Typically, we will invest in U.S. Treasury bills or in repurchase agreements, so long as the agreements are fully collateralized by cash or securities issued by the U.S. government or its agencies. A repurchase agreement involves the purchase by an investor, such as us, of a specified security and the simultaneous agreement by the seller to repurchase it at an agreed-upon future date and at a price that is greater than the purchase price by an amount that reflects an agreed-upon interest rate. There is no percentage restriction on the proportion of our assets that could be invested in such repurchase agreements. However, if more than 25% of our total assets constitute repurchase agreements from a single counterparty, we would generally not meet the diversification tests described in Section 851(b)(3) of the Code in order to qualify as a RIC for U.S. federal income tax purposes. Accordingly, we do not intend to enter into repurchase agreements with a single counterparty in excess of this limit.

Administration

We do not have any direct employees, and our day-to-day investment operations are managed by GC Advisors. Our business and affairs are managed under the direction of our board of trustees. We have a chief executive officer, chief financial officer, chief operating officer, chief compliance officer, managing directors and an associate director, and to the extent necessary, our board of trustees can elect to appoint additional officers going forward. Our officers are officers and/or employees of Golub Capital LLC, an affiliate of GC Advisors, and our allocable portion of the cost of our chief financial officer and chief compliance officer and their respective staffs is paid by us pursuant to the administration agreement, or the Administration Agreement, with the Administrator. See “Investment Advisory Agreement and Administration Agreement — Administration Agreement.”

MANAGEMENT OF THE FUND

Board of Trustees

Our business and affairs are managed under the direction of our board of trustees. The responsibilities of the board of trustees include, among other things, the oversight of our investment activities, the quarterly valuation of our assets, oversight of our financing arrangements and corporate governance activities. Our board of trustees consists of seven members, five of whom are not “interested persons” of the Fund or of the Investment Adviser as defined in Section 2(a)(19) of the 1940 Act and are “independent,” as determined by our board of trustees. We refer to these individuals as our Independent Trustees. Our board of trustees elects our executive officers, who serve at the discretion of the board of trustees.

Trustees

Information regarding the board of trustees is as follows:

Name	Age	Position	Trustee Since
Independent Trustees
John T. Baily	78	Trustee	2023
Kenneth F. Bernstein	61	Trustee	2023
Lofton P. Holder	58	Trustee	2023
Anita J. Rival	58	Trustee	2023
William M. Webster IV	65	Trustee	2023
Interested Trustees
David B. Golub	61	Chief Executive Officer and Trustee	2023
Christopher C. Ericson	43	Chief Financial Officer, Treasurer and Trustee	2023

The address for each trustee is c/o Golub Capital Private Credit Fund, 200 Park Avenue, 25th Floor, New York, NY 10166. While we do not intend to list our shares on any securities exchange, if any class of our shares is listed on a national securities exchange, our board of trustees will be divided into three classes of trustees serving staggered terms of three years each.

Executive Officers Who Are Not Trustees

We have a total of five executive officers who are not trustees. Information regarding our executive officers who are not trustees is as follows:

Name	Age	Position
Matthew W. Benton	46	Chief Operating Officer
Joshua M. Levinson	47	Chief Compliance Officer & Secretary
Daniel J. Colaizzi	39	Managing Director
Jonathan D. Simmons	41	Managing Director, Corporate Strategy
Tim J. Topicz	39	Associate Director

The address for each executive officer is c/o Golub Capital Private Credit Fund, 200 Park Avenue, 25th Floor, New York, NY 10166.

Biographical Information

The following is information concerning the business experience of our board of trustees and executive officers. Our trustees have been divided into two groups—Interested Trustees and Independent Trustees. Interested Trustees are “interested persons” as defined in the 1940 Act.

Independent Trustees

John T. Baily

Mr. John T. Baily brings to the board of trustees over three decades of experience in the accounting industry and a substantial background in insurance industry matters. He has been a member of the board of directors of GBDC since 2010, GBDC 3 since 2017, GDLC since 2020, and GDLCU and GBDC 4 since 2021. Mr. Baily was a member of the board of directors of Golub Capital Investment Corporation (“GCIC”) from 2014 to 2019. Mr. Baily is a member of the board of directors of RLI Corp. (NYSE) and Endurance U.S Holding Corp., the U.S. holding company for the Sompo International Group, and has served as Audit Committee Chair of Endurance U.S. Holding Corp. since 2017. Mr. Baily served as a member of the board of directors of Erie Indemnity Company (Nasdaq) from 2003 to 2008, of NYMagic, Inc. (NYSE) from 2003 to 2010 and of Endurance Specialty Holdings, Ltd. from 2003 to October 2017. From 1999 until 2002, Mr. Baily was the President of Swiss Re Capital Partners. Prior to joining Swiss Re Capital Partners, Mr. Baily was a partner at PricewaterhouseCoopers LLP and its predecessor, Coopers & Lybrand, where he worked from 1965 until 1999. Mr. Baily was the National Insurance Industry Chairman of Coopers & Lybrand from 1986 until 1998 and a member of Coopers & Lybrand’s International Insurance Industry Committee from 1984 until 1998. Mr. Baily graduated cum laude from Albright College in 1965, received his CPA with honors in 1968 and received his M.B.A. from the University of Chicago in 1979. Mr. Baily’s experience as an accountant and past service as a director of public companies led our Nominating and Corporate Governance Committee to conclude that Mr. Baily is qualified to serve as a trustee.

Kenneth F. Bernstein

Mr. Kenneth F. Bernstein brings to the board of trustees expertise in accounting and business operations. He has been a member of the board of directors of GBDC since 2010, GBDC 3 since 2017, GDLC since 2020, and GDLCU and GBDC 4 since 2021. He also was a member of the board of directors of GCIC from 2014 to 2019. Mr. Bernstein has been the chief executive officer of Acadia Realty Trust since 2001 and the president and a trustee since its formation in 1998. Mr. Bernstein is responsible for strategic planning as well as overseeing the day-to-day activities of Acadia Realty Trust including operations, acquisitions and capital markets. He was an independent trustee of BRT Apartments Corp. from 2004 to 2016. From 1990 to 1998, he served as chief operating officer of RD Capital, Inc. until its merger into Acadia Realty Trust. He was an associate with the New York law firm of Battle Fowler LLP, from 1986 to 1990. He has been a member of the National Association of Corporate Directors, International Council of Shopping Centers, the National Association of Real Estate Investment Trusts, for which he serves on the Board of Governors, the Urban Land Institute and the Real Estate Roundtable. Mr. Bernstein was also the founding chairman of the Young Presidents’ Organization Real Estate Network and is currently a member of its board of advisors. He holds a B.A. from the University of Vermont and a J.D. from Boston University School of Law. Mr. Bernstein’s experience as a senior executive officer within finance companies led our Nominating and Corporate Governance Committee to conclude that Mr. Bernstein is qualified to serve as a trustee.

Lofton P. Holder

Mr. Holder brings to the board of trustees a diverse knowledge of business and finance. He has been a member of the board of directors of GBDC, GBDC 3, GDLC, GDLCU and GBDC 4 since 2021, where he serves on the Nominating and Corporate Governance, Audit and Compensation committees. Mr. Holder also is a member of the board of directors for Manning & Napier (NYSE), where he serves as chair of the Compensation Committee. He is also an advisor to the management team at Landed, a private company focused on helping essential professionals purchase homes. He is the co-founder and retired managing partner for Pine Street Alternative Asset Management Company. Pine Street invests seed capital with emerging hedge fund managers. Prior to creating Pine Street, Mr. Holder was a Managing Director at Investcorp and JP Morgan Asset Management. In these roles, he served the investment needs of major global institutional investors working across all equity and fixed income asset classes as well as hedge fund, private equity and real estate investments. Earlier in his career, Mr. Holder was a municipal finance investment banker at JP Morgan and The First Boston Corporation. He is actively engaged in the community and is particularly focused on ideas to advance educational opportunity and student achievement for young people from low-income backgrounds. Mr. Holder is a board member for The Edwin Gould Foundation and Maimonides Medical Center and serves as Chair of the Investment Committees for both organizations. He is also a Trustee for Pace University where he serves on the Audit Committee. Mr. Holder received a BA in Political Science from Columbia University and a MBA from the Yale School of Organization and Management. Mr. Holder’s experience as a senior executive officer within the alternative asset management business led our Nominating and Corporate Governance Committee to conclude that Mr. Holder is qualified to serve as a trustee.

Anita J. Rival

Ms. Rival brings to the board of trustees a diverse knowledge of business and finance. She has been a member of the board of directors of GBDC since 2011, GBDC 3 since 2017, GDLC since 2020, and GDLCU and GBDC 4 since 2021. Ms. Rival was a member of the board of directors of GCIC from 2014 to 2019. Ms. Rival became a trustee of Baron Investment Funds Trust in May 2013 and an independent director for Trian Investors 1 Limited, a Guernsey registered company listed on the London Stock Exchange, in April 2022. From January 2014 to September 2022, she served as an independent director for Impala Asset Management. From April 2011 through May 2012, she served as an independent advisor to Magnetar Capital, a multi-strategy hedge fund. From 1999 until her retirement in February 2009, Ms. Rival was a Partner and Portfolio Manager at Harris Alternatives, LLC, and its predecessor, Harris Associates, L.P. Ms. Rival brings to the board of trustees expertise in capital markets, portfolio management and business operations. As a Portfolio Manager at Harris Alternatives, LLC, Ms. Rival managed all aspects of a $14 billion fund of hedge funds, including asset selection, risk assessment and allocation across investment strategies. Prior to Harris Alternatives, LLC, Ms. Rival held senior level positions at several large asset management/investment banking institutions, including Banker’s Trust, Global Asset Management and Merrill Lynch Capital Markets. Ms. Rival received her B.A. in 1985 from Harvard University. Ms. Rival’s experience as a partner and senior executive in several asset management firms led our Nominating and Corporate Governance Committee to conclude that Ms. Rival is qualified to serve as a trustee.

William M. Webster IV

Mr. William M. Webster IV brings to the board of trustees a diverse knowledge of business and finance. He has been a member of the board of directors of GBDC since 2010, GBDC 3 since 2017, GDLC since 2020 and GDLCU and GBDC 4 since 2021. Mr. Webster was a member of the board of directors of GCIC from 2014 to 2019. Mr. Webster currently serves on the Board of Directors, and is the Chair of the Audit Committee, of International Battery Metals Ltd. Mr. Webster is one of the co-founders of Advance America, Advance Cash Centers, Inc. Mr. Webster served as a director from the company’s inception in 1997 through May 2012 and as the Chairman of the board of directors from August 2008 through May 2012 and previously from January 2000 through July 2004. He was the Chief Executive Officer of Advance America, Advance Cash Centers, Inc. from its inception through August 2005. From May 1996 to May 1997, Mr. Webster served as Executive Vice President of Education Management Corporation and was responsible for corporate development, human resources, management information systems, legal affairs and government relations. From October 1994 to October 1995, Mr. Webster served as Assistant to the President of the United States and Director of Scheduling and Advance. Mr. Webster served as Chief of Staff to U.S. Department of Education Secretary Richard W. Riley from January 1993 to October 1994. From November 1992 to January 1993, Mr. Webster was Chief of Staff to Richard W. Riley as part of the Presidential Transition Team. Mr. Webster previously served on the board of directors of LKQ Corporation (NYSE) from 2003 to May 2020 and on the board of directors of Compass Systems, Inc. from 2014 to May 2021. Mr. Webster holds an Executive Masters Professional Director Certification, the highest level, from the American College of Corporate Directors, a public company director education and credentialing organization. Mr. Webster is a 1979 summa cum laude graduate of Washington and Lee University and a Fulbright Scholar. Mr. Webster is also a graduate of the University of Virginia School of Law. Mr. Webster’s knowledge of business and finance developed as a senior executive officer led our Nominating and Corporate Governance Committee to conclude that Mr. Webster is qualified to serve as a trustee.

Interested Trustees

David B. Golub

Mr. David B. Golub serves as our Chief Executive Officer. Mr. Golub served as a director of affiliates of Golub Capital since 1995 before joining the firm as Vice Chairman in January 2004. He brings to the board of trustees a diverse knowledge of business and finance. He is also the President of Golub Capital and serves on the Investment Committee of GC Advisors. Mr. Golub has served as President and Chief Executive Officer and a member of the board of directors of GBDC since 2009, GBDC 3 since 2017, GDLC since 2020 and GDLCU and GBDC 4 since 2021. He also served as President and Chief Executive Officer on the board of directors of GCIC from November 2014 until the acquisition of GCIC by GBDC in September 2019. From 1995 through October 2003, Mr. Golub was a Managing Director of Centre Partners Management LLC, a leading private equity firm. From 1995 through 2000, Mr. Golub also served as a Managing Director of Corporate Partners, a private equity fund affiliated with Lazard formed to acquire significant minority stakes in established companies. Mr. Golub is a member of the Founder’s Council of the Michael J. Fox Foundation for Parkinson’s Research, where he was the first board Chairman and a long-time director. Mr. Golub is a member of the Stanford Graduate School of Business Advisory Council. He is also a member of the Director’s Circle of the Association of Marshall Scholars. He previously served on the boards of the Loan Syndications and Trading Association, Hudson Guild and the World Policy Institute. He also serves on the board of directors of The Burton Corporation and has served on the board of numerous public and private companies. Mr. Golub earned his A.B. degree in Government from Harvard College. He received an M.Phil. in International Relations from Oxford University, where he was a Marshall Scholar, and an M.B.A. from Stanford Graduate School of Business, where he was named an Arjay Miller Scholar. Mr. Golub’s experiences with Golub Capital and his focus on middle market lending led our Nominating and Corporate Governance Committee to conclude that Mr. Golub is qualified to serve as a trustee.

Christopher C. Ericson

Mr. Ericson is Chief Financial Officer and Treasurer of the Fund. Mr. Ericson is a Director at Golub Capital and since September 2021, has been the Chief Financial Officer and Treasurer for GBDC, GBDC 3 and GDLC, and for GDLCU and GBDC 4 since November 2021. Prior to this position, Mr. Ericson served in various senior finance roles since first joining Golub Capital in 2009, including as Controller for Golub Capital BDC. He rejoined Golub Capital in 2018 as a Director on the Corporate Development team in the Investor Partners Group. Prior to joining Golub Capital, Mr. Ericson served as the Controller at Downsview Capital, a hedge fund focusing on private investments in public equities. Prior to that he worked at Guggenheim Partners and Deloitte. Mr. Ericson earned his BS degree in Commerce from the University of Virginia. He received an MS degree in Accountancy from the University of Illinois at Urbana - Champaign. He is a registered Certified Public Accountant in Illinois.

Executive Officers Who Are Not Trustees

Matthew W. Benton, Chief Operating Officer

Mr. Benton is Chief Operating Officer (“COO”) of the Fund. He is also a Managing Director at Golub Capital. In these capacities, he leads program management for Golub Capital’s BDC business, which encompasses the firm’s public and private BDCs. Mr. Benton served as a Managing Director of GBDC from April 2020 to August 2022. He is also Chief Operating Officer of GBDC, GBDC 3 and GBDC 4, and an officer of GDLC and GDLCU. He was previously a Managing Director in the Structured Products group, responsible for identifying, developing and executing various capital and liquidity solutions for the firm. Prior to joining Golub Capital, Mr. Benton was a Managing Director in the Financial Institutions Investment Banking group at Wells Fargo Securities, where he primarily focused on the specialty finance sector, and led the de novo buildout of a more formalized small/midcap bank investment banking coverage effort. His investment banking responsibilities included developing and leading initiatives for his clients that encompassed capital raising, both equity and debt, as well as providing strategic advisory services to management teams and boards of directors. Prior to that, Mr. Benton led and coordinated investment banking deal teams in a variety of advisory and capital markets transactions. Mr. Benton began his career at First Union Securities in the Leveraged Finance group. In this capacity, he was part of deal teams that structured, underwrote and marketed syndicated loans. Benton earned his BS degree with honors in Business Administration and Economics from the University of the Pacific.

Joshua M. Levinson, Chief Compliance Officer & Secretary

Mr. Levinson is Chief Compliance Officer and Secretary of the Fund. He is also as Co-General Counsel and Chief Compliance Officer of Golub Capital. He serves as Chief Compliance Officer and Secretary for GBDC since August 2011, GBDC 3 since 2017, GDLC since July 2021, and, since November 2021, GDLCU and GBDC 4. He previously served as an officer of GCIC prior to its merger with GBDC in September 2019. Prior to joining Golub Capital, Mr. Levinson was Counsel at Magnetar Capital where he was responsible for running legal affairs for several business units. Prior to joining Magnetar, Mr. Levinson worked as an Associate in the Private Equity & Investment Funds Group at King & Spalding. Prior to that, he worked as a Corporate Associate at Wilson Sonsini Goodrich & Rosati. Mr. Levinson graduated from Vanderbilt University with a BS degree in Political Science and received his JD cum laude from Georgetown University Law Center, where he was an associate editor of the Georgetown Law Journal. Mr. Levinson has earned the right to use the Chartered Alternative Investment Analyst (CAIA) designation.

Daniel J. Colaizzi, Managing Director

Mr. Colaizzi joined Golub Capital in 2017 and is a Managing Director of the Fund. Mr. Colaizzi is a Managing Director of Golub Capital and Co-Head of the Solutions Group, responsible for new product development for the firm. He was previously Deputy General Counsel on the Legal and Compliance Team, responsible for representing Golub Capital in all transactions in which the firm obtains financing, including collateralized loan obligations, lines of credit and other financings. Prior to joining Golub Capital, Mr. Colaizzi was an Associate in the Finance and Real Estate group at Dechert, where he represented asset managers in the negotiation of collateralized loan obligation and other asset financing debt transactions. Prior to this position, he worked at Cohen & Grigsby as an Associate on the Business Services team, where he represented private equity funds, asset managers and commercial banks in mergers and acquisitions and acquisition financing transactions. Mr. Colaizzi earned his BA in Political Science from Coastal Carolina University. He received a JD summa cum laude from the University of Pittsburgh.

Jonathan D. Simmons, Managing Director, Corporate Strategy

Mr. Simmons is the Managing Director of Corporate Strategy of the Fund. He is also a Managing Director and Head of Corporate Development at Golub Capital. In these capacities, he is responsible for developing and executing strategic projects across the firm. Mr. Simmons also currently serves as an officer of GBDC, GBDC 3, GDLC, GDLCU, GBDC 4 and served in the same role at GCIC from November 2014 until GCIC’s acquisition by GBDC in September 2019. Previously, Mr. Simmons was a member of the Direct Lending team, where he underwrote, executed and monitored investments for the firm. Prior to joining Golub Capital, Mr. Simmons was a Senior Associate at Churchill Financial where he executed senior and junior debt investments as well as equity co-investments in middle-market companies and managed the workout of distressed investments. Prior to Churchill Financial, he was an investment banking Associate at J.P. Morgan Securities Inc. where he originated, structured and executed senior and subordinated debt, hybrid and preferred equity transactions for specialty finance and banking institutions. Mr. Simmons graduated magna cum laude from Colgate University with a B.A. in Mathematics and Economics.

Tim J. Topicz, Associate Director

Mr. Topicz joined Golub Capital in 2022 and is an Associate Director in the BDC Group. He is responsible for the program management of the BDC business for the firm. Prior to joining Golub Capital, Mr. Topicz was a Vice President in the Financial Institutions Investment Banking group at Wells Fargo Securities, where he led the firm’s investment banking coverage effort for the Business Development Company sector. Mr. Topicz earned his BS with honors in Business Administration and Finance from The Ohio State University. He received an MBA from the University of Chicago Booth School of Business. He is a CFA® Charterholder.

Communications with Trustees

Shareholders and other interested parties may contact any member (or all members) of the board of trustees by mail. To communicate with the board of trustees, any individual trustees or any group or committee of trustees, correspondence should be addressed to the board of trustees or any such individual trustees or group or committee of trustees by either name or title. All such correspondence should be sent c/o Golub Capital Private Credit Fund, 200 Park Avenue, 25th Floor, New York, NY 10166, Attention: Investor Relations.

Committees of the Board of Trustees

The board of trustees has established an Audit Committee and a Nominating and Corporate Governance Committee. All trustees are expected to attend at least 75% of the aggregate number of meetings of the board of trustees and of the respective committees on which they serve that are held while they are members of the board of trustees. The Fund requires each trustee to make a diligent effort to attend all board of trustees and committee meetings and encourages trustees to participate in each annual meeting of our shareholders.

Audit Committee

The members of the Audit Committee are John T. Baily, Kenneth F. Bernstein, Lofton P. Holder, Anita J. Rival and William M. Webster IV, each of whom is financially literate and meets the independence standards established by the SEC for audit committees and is independent for purposes of the 1940 Act. William M. Webster IV serves as Chairman of the Audit Committee. Our board of trustees has determined that Mr. Baily, Mr. Bernstein and Mr. Webster are each an “audit committee financial expert” as that term is defined under Item 407 of Regulation S-K of the Exchange Act.

The purpose of the Audit Committee is to monitor (i) the integrity of the financial statements of the Fund, (ii) the independent auditor’s qualifications and independence, (iii) the performance of the Fund’s internal audit function and independent auditors and (iv) the compliance by the Fund with legal and regulatory requirements. The Audit Committee is directly responsible for approving and overseeing our independent accountants, including review and discussion of material written communications between the independent accountants and management, and reviewing with our independent accountants the plans and results of the audit engagement, including critical accounting policies to be used, alternative treatment of financial information within generally accepted accounting principles that have been discussed with management and critical audit matters. As part of its oversight, the Audit Committee is responsible for approving professional services provided by our independent accountants, reviewing the independence of our independent accountants and reviewing and overseeing the adequacy of our internal accounting controls. The Audit Committee is responsible for reviewing and discussing with management and our independent accountants our annual audited financial statements, including disclosures made in management’s discussion and analysis, and recommending to the board of trustees whether the audited financial statements should be included in the Fund’s Annual Report on Form 10-K. On a quarterly basis, the Audit Committee reviews and discusses with management and our independent accountants the Fund’s earnings releases and quarterly financial statements prior to the filing of the Fund’s Quarterly Reports on Form 10-Q, including the results of the independent accountants’ reviews of the quarterly financial statements. Periodically during each fiscal year, the Audit Committee meets, including private meetings, with our independent accountants and selected executive officers of the Fund, as appropriate, for consultation on audit, accounting and related financial matters. At least annually, the Audit Committee reviews a report from the independent accountants regarding the independent accountant’s internal quality-control procedures, any material issues raised by internal quality review, or peer review, of the firm or any inquiry or investigation by governmental or professional authorities within the preceding five years respecting one or more independent audits carried out by the firm and any steps taken to deal with any such issues, as well as all relationships between the independent accountants and the Fund. In its consideration of whether to recommend that Shareholders ratify the selection of our independent accountants, the Audit Committee considers both the independence of the independent accountants from us and management and whether retaining the independent accountants is in the best interests of the

Fund and our shareholders. The Audit Committee reviews and approves the amount of audit fees and any other fees paid to our independent accountants.

The function of the Audit Committee is oversight. The independent accountants are accountable to the board of trustees and the Audit Committee, as representatives of the Fund’s shareholders. The board of trustees and the Audit Committee have the ultimate authority and responsibility to select, evaluate and, where appropriate, replace the Fund’s independent accountants (subject, if applicable, to shareholder ratification).

In fulfilling their responsibilities, the members of the Audit Committee are not full-time employees of the Fund or management and are not, and do not represent themselves to be, accountants or auditors by profession. Accordingly, it is not the duty or the responsibility of the Audit Committee or its members to conduct “field work” or other types of auditing or accounting reviews or procedures, to determine that our financial statements are complete and accurate and are in accordance with generally accepted accounting principles, or to set auditor independence standards.

The responsibilities of the Audit Committee also include compliance oversight, including discussing with management and the independent auditors any correspondence with regulators or governmental agencies and any published reports that raise material issues regarding the Fund’s financial statements or accounting policies. In addition, the Audit Committee reviews related party transactions and considers any conflicts of interest brought to its attention pursuant to the Fund’s Code of Conduct or Code of Ethics. See “Certain Relationships and Related Party Transactions.”

The Audit Committee is also responsible for aiding our board of trustees in fair value pricing debt and equity securities that are not publicly traded or for which current market values are not readily available. The board of trustees and Audit Committee utilize the services of independent valuation firms to help them determine the fair value of these securities. The Audit Committee Charter will be available on the Fund’s website at www.gcredbdc.com.

Nominating and Corporate Governance Committee

The members of the Nominating and Corporate Governance Committee are John T. Baily, Kenneth F. Bernstein, Lofton P. Holder, Anita J. Rival and William M. Webster IV, each of whom is independent for purposes of the 1940 Act. William M. Webster IV serves as Chairman of the Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee is responsible for selecting, researching and nominating trustees for election by our shareholders, selecting nominees to fill vacancies on the board of trustees or a committee of the board of trustees, developing and recommending to the board of trustees a set of corporate governance principles and overseeing the evaluation of the board of trustees and our management. The Nominating and Corporate Governance Committee has adopted a written Nominating and Corporate Governance Committee Charter that will be available on the Fund’s website at www.gcredbdc.com.

The Nominating and Corporate Governance Committee considers Shareholder recommendations for possible nominees for election as trustees when such recommendations are submitted in accordance with the Fund’s bylaws, the Nominating and Corporate Governance Committee Charter and any applicable law, rule or regulation regarding trustee nominations. Our bylaws provide that a Shareholder who wishes to nominate a person for election as a trustee at a meeting of Shareholders must deliver written notice to our corporate secretary. This notice must contain, as to each nominee, all information that would be required under applicable SEC rules to be disclosed in connection with election of a trustee and certain other information set forth in our bylaws, including the following minimum information for each trustee nominee: full name, age and address; principal occupation during the past five years; directorships on publicly held companies and investment companies during the past five years; number of shares of our Common Shares owned, if any; and a written consent of the individual to stand for election if nominated by the board of trustees and to serve if elected by the Shareholders. In order to be eligible to be a nominee for election as a trustee by a Shareholder, such potential nominee must deliver to our Corporate Secretary a written questionnaire providing the requested information about the background and qualifications of such nominee and a written representation and agreement that such nominee is not and will not become a party to any voting agreements, any agreement or understanding with any person with respect to any compensation or indemnification in connection with services on the board of trustees and would be in compliance with all of our publicly disclosed corporate governance, conflict of interest, confidentiality and share ownership and trading policies and guidelines.

Criteria considered by the Nominating and Corporate Governance Committee in evaluating the qualifications of individuals for election as members of the board of trustees include compliance with the independence and other applicable requirements of the 1940 Act and the SEC, and all other applicable laws, rules and regulations; the criteria, policies and principles set forth in the Nominating and Corporate Governance Committee Charter and the ability to contribute to the effective management of the Fund, taking into account the needs of the Fund and such factors as the individual’s experience, perspective, skills and knowledge of the industry in which the Fund operates. The Nominating and Corporate Governance Committee also may consider such other factors as it may deem are in the best interests of the Fund and its Shareholders.

Compensation of Independent Trustees

Our Independent Trustees are entitled to receive annual cash retainer fees, fees for participating in the board and committee meetings and annual fees for serving as a committee chairperson. These trustees are John T. Baily, Kenneth F. Bernstein, Lofton P. Holder, Anita J. Rival, and William M. Webster IV. Amounts payable under the arrangement are determined and paid quarterly in arrears as follows:

Fee	Amount
Annual Cash Retainer	$50,000
Regular Board Meeting Fees	$2,500
Audit Committee Chair Retainer	$7,500
Special Board Meeting Fees	$500
Committee Meeting Fees	$1,000

We also reimburse each of the trustees for all reasonable and authorized business expenses in accordance with our policies as in effect from time to time, including reimbursement of reasonable out-of-pocket expenses incurred in connection with attending each board meeting and each committee meeting not held concurrently with a board meeting.

We will not pay compensation to our trustees who also serve in an executive officer capacity for us or the Investment Adviser.

Staffing

We do not currently have any employees and do not expect to have any employees. Services necessary for our business are provided by individuals who are employees of the Investment Adviser, pursuant to the terms of the Investment Advisory Agreement and the Administration Agreement. Our day-to-day investment operations are managed by our Investment Adviser. In addition, we reimburse the Administrator for our allocable portion of expenses incurred by it in performing its obligations under the Administration Agreement, including our allocable portion of the cost of our chief financial officer and chief compliance officer and their respective staffs.

Compensation of Executive Officers

None of our officers will receive direct compensation from us. The compensation of our chief financial officer and chief compliance officer will be paid by our Administrator, subject to reimbursement by us of an allocable portion of such compensation for services rendered by them to us. To the extent that our Administrator outsources any of its functions, we will pay the fees associated with such functions on a direct basis without profit to our Administrator.

Board Composition and Leadership Structure

The 1940 Act requires that at least a majority of the Fund’s trustees not be “interested persons” (as defined in the 1940 Act) of the Fund. Currently, five of the Fund’s seven trustees are Independent Trustees (and are not “interested persons”). The board of trustees believes that its leadership structure is appropriate in light of the characteristics and circumstances of the Fund because the structure allocates areas of responsibility among the individual trustees and the committees in a manner that enhances effective oversight.

Board Role in Risk Oversight

Our board of trustees performs its risk oversight function primarily through (i) its standing committees, which report to the entire board of trustees and are comprised solely of Independent Trustees, and (ii) active monitoring of our chief compliance officer and our compliance policies and procedures. Oversight of other risks is delegated to the committees.

Oversight of our investment activities extends to oversight of the risk management processes employed by the Investment Adviser as part of its day-to-day management of our investment activities. The board of trustees anticipates reviewing risk management processes at both regular and special board meetings throughout the year, consulting with appropriate representatives of the

Investment Adviser as necessary and periodically requesting the production of risk management reports or presentations. The goal of the board of trustee’s risk oversight function is to ensure that the risks associated with our investment activities are accurately identified, thoroughly investigated and responsibly addressed. Investors should note, however, that the board of trustees’ oversight function cannot eliminate all risks or ensure that particular events do not adversely affect the value of investments.

We believe that the role of our board of trustees in risk oversight is effective and appropriate given the extensive regulation to which we are already subject as a BDC. As a BDC, we are required to comply with certain regulatory requirements that control the levels of risk in our business and operations. For example, we are limited in our ability to enter into transactions with our affiliates, including investing in any portfolio company in which one of our affiliates currently has an investment.

PORTFOLIO MANAGEMENT

GC Advisors LLC will serve as our investment adviser. The Investment Adviser is registered as an investment adviser under the Advisers Act. Subject to the overall supervision of our board of trustees, the Investment Adviser will manage the day-to-day operations of, and provide investment advisory and management services to, us.

Investment Personnel

Our senior staff of investment personnel currently consists of the members of the Investment Committee. The Investment Committee is currently comprised of Lawrence E. Golub, David B. Golub, Andrew H. Steuerman, Gregory W. Cashman, Spyro G. Alexopoulos, Marc C. Robinson, Robert G. Tuchscherer and Jason J. Van Dussen.

The Investment Adviser is currently staffed with over 800 employees, including the investment personnel noted above. In addition, the Investment Adviser may retain additional investment personnel in the future based upon its needs.

The day-to-day management of investments approved by the Investment Committee is overseen by Messrs. Lawrence E. Golub and David B. Golub. Biographical information with respect to Mr. Lawrence E. Golub is included below and with respect to Mr. David B. Golub is set out under “Management of the Fund—Interested Trustees.”

Mr. Lawrence E. Golub founded Golub Capital in 1994 and is the Chief Executive Officer of Golub Capital and Chairman of GBDC, GBDC 3, GDLC, GDLCU and GBDC 4. Mr. Golub previously spent ten years as a principal investor and investment banker. As a Managing Director of the Risk Merchant Bank at Bankers Trust Company, he applied derivative products to principal investing and merger and acquisitions transactions. As a Managing Director of Wasserstein Perella Co., Inc., he established that firm’s capital markets group and debt restructuring practice. As an officer of Allen & Company Incorporated, he engaged in principal investing, mergers and acquisitions advisory engagements and corporate finance transactions. Mr. Golub is active in charitable and civic organizations. He is a member of the Harvard Medical School Board of Fellows, a member of the Columbia Medical School Board of Advisors, President of the Harvard University JD- MBA Alumni Association, a member of the Advisory Council of Harvard Kennedy School’s Mossavar-Rahmani Center for Business & Government and a trustee of the American Repertory Theater. Mr. Golub currently serves on the Board of Overseers of the Hoover Institution, Stanford Interdisciplinary Life Sciences Council and the Advisory Board of Stanford Impact Labs. Mr. Golub was a private member of the Financial Control Board of the State of New York for over twelve years. He was a White House Fellow and served for over fifteen years as Treasurer of the White House Fellows Foundation. Mr. Golub was Chairman of Mosholu Preservation Corporation, a non-profit developer and manager of low-income housing in the Bronx. Mr. Golub served for over fifteen years as a trustee of Montefiore Medical Center, the university hospital of the Albert Einstein Medical School. Mr. Golub also serves on the board of directors of GBDC, GBDC 3, GDLC, GDLCU and GBDC 4. Mr. Golub previously served on the board of directors of Empire State Realty Trust, Inc. (NYSE) and GCIC, from 2014 until its acquisition by GBDC in 2019.

Each of Lawrence E. Golub and David B. Golub has ownership and financial interests in, and may receive compensation and/or profit distributions from, GC Advisors. Neither Lawrence E. Golub nor David B. Golub receives any direct compensation from us. Lawrence E. Golub and David B. Golub are also primarily responsible for the day-to-day management of approximately 20 other pooled investment vehicles, with over $5.7 billion of capital under management, and approximately 30 other accounts, with over $61.9 billion of capital under management, in which their affiliates receive incentive fees.

The table below shows the dollar range of Common Shares owned by Lawrence E. Golub and David B. Golub as of May 31, 2023:

Dollar Range of Equity
Name	Securities in Fund(1)(2)
Lawrence E. Golub	$10,001 - $50,000
David B. Golub	$10,001 - $50,000
(1)	Dollar ranges are as follows: $0, $1 – $10,000, $10,001 – $50,000, $50,001 – $100,000, $100,001 – $500,000, $500,001 – $1,000,000, or over $1,000,000.
(2)	Messrs. Lawrence E. Golub and David B. Golub are control persons of GGP Holdings LP and its wholly-owned subsidiary GGP Class B-P, LLC. The shares of Common Stock shown in the above table as being owned by each named individual reflect the fact that, due to their control of GGP Class B-P, LLC, each may be viewed as having shared voting and dispositive power over all of the 2,000 shares of Common Stock directly owned by such entity.

The Investment Adviser

Investment Committee

The purpose of GC Advisors’ investment committee, which is comprised of officers of GC Advisors, is to evaluate and approve all of our investments, subject to the oversight of our board of trustees. The investment committee process is intended to bring the diverse experience and perspectives of the committee’s members to the analysis and consideration of each investment. The investment committee currently consists of Lawrence E. Golub, David B. Golub, Andrew H. Steuerman, Gregory W. Cashman, Spyro G. Alexopoulos, Marc C. Robinson, Robert G. Tuchscherer and Jason J. Van Dussen. The investment committee serves to provide investment consistency and adherence to our core investment philosophy and policies. The investment committee also determines appropriate investment sizing and suggests ongoing monitoring requirements. Investment teams and investment committees responsible for an area of investment may include investment professionals and senior management from among one or more of the Investment Adviser and its affiliates.

In addition to reviewing investments, investment committee meetings serve as a forum to discuss credit views and outlooks. Potential transactions and deal flow are reviewed on a regular basis. Members of the investment team are encouraged to share information and credit views with the investment committee early in their analysis. We believe this process improves the quality of the analysis and assists the deal team members to work more efficiently.

Each transaction is presented to the investment committee in a formal written report. Each investment opportunity generally receives the unanimous approval of the investment committee. Each member of the investment committee performs a similar role for other investment funds, accounts or other investment vehicles, collectively referred to as accounts, sponsored or managed by Golub Capital and its affiliates.

Broadly Syndicated Loans Investment Team

GC Advisors’ BSL Team is generally responsible for managing the Fund’s BSLs where Golub Capital does not act as lead arranger, joint lead arranger or co-manager. The Fund’s BSL investments may be comprised of debt obligations with various public credit ratings, although we expect such investments primarily to be comprised of obligations below investment grade quality.

INVESTMENT ADVISORY AGREEMENT AND ADMINISTRATION AGREEMENT

GC Advisors is located at 200 Park Avenue, 25th Floor, New York, New York 10166. GC Advisors is registered as an investment adviser under the Advisers Act. GC Advisors is controlled by Lawrence E. Golub and David B. Golub and the beneficial interests in GC Advisors are majority owned, indirectly, by two affiliated trusts for the benefit of Lawrence E. Golub and David B. Golub and their respective families. The trustees of those trusts are Stephen A. Kepniss and David L. Finegold. Subject to the overall supervision of our board of trustees and in accordance with the 1940 Act, GC Advisors manages our day-to-day operations and provides investment advisory services to us.

Investment Advisory Agreement

The Investment Adviser will provide management services to us pursuant to the Investment Advisory Agreement. Under the terms of the Investment Advisory Agreement, the Investment Adviser is responsible for the following:

●	determining the composition of our portfolio, the nature and timing of the changes therein and the manner of implementing such changes;
●	identifying, evaluating and negotiating the structure of the investments made by us (including performing due diligence on prospective portfolio companies);
●	executing, closing, servicing and monitoring our investments;
●	determining the securities and other assets that we will purchase, retain or sell; and
●	providing us with such other investment advisory, research and related services as we may, from time to time, reasonably require for the investment of our funds.

The Investment Adviser’s services under the Investment Advisory Agreement are not exclusive, and it is free to furnish similar services to other entities, and it intends to do so, so long as its services to us are not impaired.

Compensation of Investment Adviser

We will pay the Investment Adviser a fee for its services under the Investment Advisory Agreement consisting of two components: a management fee and an incentive fee. The cost of both the management fee and the incentive fee will ultimately be borne by the shareholders. In addition, the Investment Adviser or its affiliates may be reimbursed for the administrative services performed by it or such affiliates on behalf of the Fund pursuant to any separate administration or co-administration agreement with the Investment Adviser; however, no reimbursement shall be permitted for services for which the Adviser is entitled to compensation by way of a separate fee.

Management Fee

The management fee is payable quarterly in arrears at an annual rate of 1.25% of the value of our net assets as of the beginning of the first calendar day of the applicable quarter adjusted for share issuances and repurchases. For purposes of the Investment Advisory Agreement, net assets means our total assets less liabilities determined on a consolidated basis in accordance with GAAP. For the first calendar quarter in which the Fund has operations, net assets will be measured as the beginning total assets less liabilities as of the date on which the Fund breaks escrow. Substantial additional fees and expenses may also be charged by the Administrator to the Fund, which is an affiliate of the Investment Adviser.

Incentive Fee

The incentive fee will consist of two components that are independent of each other, with the result that one component may be payable even if the other is not. A portion of the incentive fee is based on a percentage of our income and a portion is based on a percentage of our capital gains, each as described below.

Incentive Fee Based on Income

The portion based on our income is based on Pre-Incentive Fee Net Investment Income Returns. “Pre-Incentive Fee Net Investment Income Returns” means, as the context requires, either the dollar value of, or percentage rate of return on the value of our net assets at the end of the immediate preceding quarter, as adjusted for share issuances and repurchases, from interest income, dividend income and any other income (including any other fees (other than fees for providing managerial assistance), such as commitment, origination, structuring, diligence and consulting fees or other fees that we receive from portfolio companies) accrued during the calendar quarter, minus our operating expenses accrued for the quarter (including the management fee, expenses payable under the Administration Agreement entered into between us and the Administrator, and any interest expense or fees on any credit facilities or outstanding debt and dividends paid on any issued and outstanding preferred shares, but excluding the incentive fee and any shareholder servicing and/or distribution fees).

Pre-Incentive Fee Net Investment Income Returns include, in the case of investments with a deferred interest feature (such as original issue discount, debt instruments with PIK interest and zero coupon securities), accrued income that we have not yet received in cash. Pre-Incentive Fee Net Investment Income Returns do not include any realized capital gains, realized capital losses or unrealized capital appreciation or depreciation. The impact of expense support payments and recoupments are also excluded from Pre-Incentive Fee Net Investment Income Returns.

Pre-Incentive Fee Net Investment Income Returns, expressed as a rate of return on the value of our net assets at the end of the immediate preceding quarter, is compared to a “hurdle rate” of return of 1.25% per quarter (5.0% annualized).

We will pay the Investment Adviser an incentive fee quarterly in arrears with respect to our Pre-Incentive Fee Net Investment Income Returns in each calendar quarter as follows:

●	No incentive fee based on Pre-Incentive Fee Net Investment Income Returns in any calendar quarter in which our Pre-Incentive Fee Net Investment Income Returns do not exceed the hurdle rate of 1.25% per quarter (5.0% annualized);
●	100% of the dollar amount of our Pre-Incentive Fee Net Investment Income Returns with respect to that portion of such Pre-Incentive Fee Net Investment Income Returns, if any, that exceeds the hurdle rate but is less than a rate of return of 1.43% (5.72% annualized). We refer to this portion of our Pre-Incentive Fee Net Investment Income Returns (which exceeds the hurdle rate but is less than 1.43%) as the “catch-up.” The “catch-up” is meant to provide the Investment Adviser with approximately 12.5% of our Pre-Incentive Fee Net Investment Income Returns as if a hurdle rate did not apply if this net investment income exceeds 1.43% in any calendar quarter; and
●	12.5% of the dollar amount of our Pre-Incentive Fee Net Investment Income Returns, if any, that exceed a rate of return of 1.43% (5.72% annualized). This reflects that once the hurdle rate is reached and the catch-up is achieved, 12.5% of all Pre-Incentive Fee Net Investment Income Returns thereafter are allocated to the Investment Adviser.

Pre-Incentive Fee Net Investment Income

(expressed as a percentage of the value of net assets per quarter)

Percentage of Pre-Incentive Fee Net Investment Income

Allocated to Quarterly Incentive Fee

These calculations are pro-rated for any period of less than three months and adjusted for any share issuances or repurchases during the relevant quarter. You should be aware that a rise in the general level of interest rates can be expected to lead to higher interest rates applicable to our debt investments. Accordingly, an increase in interest rates would make it easier for us to meet or exceed the incentive fee hurdle rate and may result in a substantial increase of the amount of incentive fees payable to the Investment Adviser with respect to Pre-Incentive Fee Net Investment Income Returns. Because of the structure of the incentive fee, it is possible that we may pay an incentive fee in a calendar quarter in which we incur an overall loss taking into account capital account losses. For example, if we receive Pre-Incentive Fee Net Investment Income Returns in excess of the quarterly hurdle rate, we will pay the applicable incentive fee even if we have incurred a loss in that calendar quarter due to realized and unrealized capital losses.

Incentive Fee Based on Capital Gains

The second component of the incentive fee, the capital gains incentive fee, is payable at the end of each calendar year in arrears. The amount payable equals:

●	12.5% of cumulative realized capital gains from inception through the end of such calendar year, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any previously paid incentive fee on capital gains as calculated in accordance with GAAP.

Each year, the fee paid for the capital gains incentive fee is net of the aggregate amount of any previously paid capital gains incentive fee for all prior periods. We will accrue, but will not pay, a capital gains incentive fee with respect to unrealized appreciation because a capital gains incentive fee would be owed to the Investment Adviser if we were to sell the relevant investment and realize a capital gain. In no event will the capital gains incentive fee payable pursuant to the Investment Advisory Agreement be in excess of the amount permitted by the Advisers Act, including Section 205 thereof.

The fees that are payable under the Investment Advisory Agreement for any partial period will be appropriately prorated.

Payment of Our Expenses

All investment professionals of GC Advisors and/or its affiliates, when and to the extent engaged in providing investment advisory and management services to us, and the compensation and routine overhead expenses of personnel allocable to these services to us, are provided and paid for by GC Advisors and/or its affiliates and not by us. We bear all other out-of-pocket costs and expenses of our operations and transactions.

Duration and Termination

Unless terminated earlier as described below, the Investment Advisory Agreement will continue in effect for an initial two-year term and thereafter shall continue in effect from year to year if approved annually by our board of trustees or by the affirmative vote of the holders of a majority of our outstanding voting securities, and, in either case, if also approved by a majority of our Independent Trustees. The Investment Advisory Agreement automatically terminates in the event of its assignment, as defined in the 1940 Act, by GC Advisors and could be terminated without penalty by us upon 60 days’ written notice or by the Adviser upon 120 days’ written notice. The holders of a majority of our outstanding voting securities, by vote, can also terminate the Investment Advisory Agreement without penalty. See “Risk Factors — Risks Relating to our Business and Structure — We are dependent upon GC Advisors for our success and upon its access to the investment professionals and partners of Golub Capital and its affiliates.”

Indemnification

The Investment Advisory Agreement provides that, absent willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of the reckless disregard of its duties and obligations, GC Advisors and its officers, managers, partners, agents, employees, controlling persons, members and any other person or entity affiliated with it are entitled to indemnification from us for any damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) arising from the rendering of GC Advisors’ services under the Investment Advisory Agreement or otherwise as our investment adviser.

Administration Agreement

Pursuant to the Administration Agreement, the Administrator furnishes us with office facilities and equipment and provides clerical, bookkeeping, recordkeeping and other administrative services at such facilities. Under the Administration Agreement, the Administrator performs, or oversees or arranges for the performance of, our required administrative services, which include being responsible for the financial and other records that we are required to maintain and preparing reports to our shareholders and reports filed with the SEC. In addition, the Administrator assists us in determining and publishing our NAV and net offering price, oversees the preparation and filing of our tax returns and the printing and dissemination of reports to our shareholders, and generally oversees the payment of our expenses and the performance of administrative and professional services rendered to us by others. The Administrator can retain third parties to assist in providing administrative services to us. To the extent that the Administrator outsources any of its functions, we pay the fees associated with such functions on a direct basis without profit to the Administrator. We reimburse the Administrator for the allocable portion (subject to review and approval of our board of trustees) of the Administrator’s overhead and other expenses incurred by it in performing its obligations under the Administration Agreement, including rent, fees and expenses associated with performing compliance functions and our allocable portion of the cost of our chief financial officer and chief compliance officer and their respective staffs. Our board of trustees reviews the expenses reimbursed to the Administrator, including any allocation of expenses among us and other entities for which the Administrator provides similar services, to determine that these expenses are reasonable and comparable to administrative services charged by unaffiliated third-party asset managers. In addition, if requested to provide managerial assistance to our portfolio companies, the Administrator is paid an additional amount based on the cost of the services provided, which shall not exceed the amount we receive from such portfolio companies for providing this assistance. The Administration Agreement could be terminated by either party without penalty upon 60 days’ written notice to the other party.

Indemnification

The Administration Agreement provides that, absent willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of the reckless disregard of its duties and obligations, the Administrator and its officers, managers, partners, agents, employees, controlling persons, members and any other person or entity affiliated with it are entitled to indemnification from us for any damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) arising from the rendering of the Administrator’s services under the Administration Agreement or otherwise as our administrator.

License Agreement

We have entered into a license agreement with Golub Capital LLC under which Golub Capital LLC has granted us a non-exclusive, royalty-free license to use the name “Golub Capital”. Under this agreement, we will have a right to use the “Golub Capital” name and the agreement will remain in effect for so long as GC Advisors or one of its affiliates remains our investment adviser. Other than with respect to this limited license, we will have no legal right to the “Golub Capital” name.

Staffing Agreement

We do not have any internal management capacity or employees. We depend on the diligence, skill and network of business contacts of the senior investment professionals of GC Advisors to achieve our investment objective. GC Advisors is an affiliate of Golub Capital LLC and depends upon access to the investment professionals and other resources of Golub Capital LLC and its affiliates to fulfill its obligations to us under the Investment Advisory Agreement. GC Advisors also depends upon Golub Capital LLC to obtain access to deal flow generated by the professionals of Golub Capital LLC and its affiliates. Under the Staffing Agreement, Golub Capital LLC provides GC Advisors with the resources necessary to fulfill these obligations. The Staffing Agreement provides that Golub Capital LLC will make available to GC Advisors experienced investment professionals and access to the senior investment personnel of Golub Capital LLC for purposes of evaluating, negotiating, structuring, closing and monitoring our investments. The Staffing Agreement also includes a commitment that the members of GC Advisors’ investment committee serve in such capacity. The Staffing Agreement remains in effect until terminated and could be terminated by either party without penalty upon 60 days’ written notice to the other party. Services under the Staffing Agreement are provided to GC Advisors on a direct cost reimbursement basis, and such fees are not our obligation.

Board Approval of the Investment Advisory Agreement

Our board of trustees, including our Independent Trustees, approved the Investment Advisory Agreement at a meeting held on April 4, 2023. In reaching a decision to approve the Investment Advisory Agreement, the Board reviewed a significant amount of information and considered, among other things:

●	the nature, quality and extent of the advisory and other services to be provided to the Fund by the Investment Adviser;
●	the proposed investment advisory fee rates to be paid by the Fund to the Investment Adviser;
●	the fee structures of comparable externally managed business development companies that engage in similar investing activities;
●	our projected operating expenses and expense ratio comparisons of business development companies with similar investment objectives;
●	information about the services to be performed and the personnel who would be performing such services under the Investment Advisory Agreement; and
●	the organizational capability and financial condition of the Investment Adviser and its affiliates.

Based on the information reviewed and the discussion thereof, the board of trustees, including a majority of the Independent Trustees, concluded that the investment advisory fee rates are reasonable in relation to the services to be provided and approved the Investment Advisory Agreement as being in the best interests of our shareholders.

Prohibited Activities

Our activities are subject to compliance with the 1940 Act. In addition, our Declaration of Trust prohibits the following activities among us, the Investment Adviser and its affiliates:

●	We may not purchase or lease assets in which the Investment Adviser or its affiliates has an interest unless (i) we fully disclose the transaction to our shareholders, the assets are sold or leased upon terms that are reasonable to us and the price does not exceed the lesser of cost or fair market value, as determined by an independent expert or (ii) such purchase or lease of assets is consistent with the 1940 Act or an exemptive order under the 1940 Act issued to us by the SEC;
●	We may not invest in general partnerships or joint ventures with affiliates and non-affiliates unless certain conditions are met;
●	The Investment Adviser and its affiliates may not acquire assets from us unless (i) approved by our shareholders entitled to cast a majority of the votes entitled to be cast on the matter or (ii) such acquisition is consistent with the 1940 Act or an exemptive order under the 1940 Act issued to us by the SEC;
●	We may not lease assets to the Investment Adviser or its affiliates unless the transaction occurs at the formation of the Fund and is fully disclosed to our shareholders and the terms are fair and reasonable to us;
●	We may not make any loans, credit facilities, credit agreements or otherwise to the Investment Adviser or its affiliates except for the advancement of funds as permitted by our Declaration of Trust;
●	We may not pay a commission or fee, either directly or indirectly to the Investment Adviser or its affiliates, except as otherwise permitted by our Declaration of Trust, in connection with the reinvestment of cash flows from operations and available reserves or of the proceeds of the resale, exchange or refinancing of our assets;
●	The Investment Adviser may not charge duplicate fees to us; and
●	The Investment Adviser may not provide financing to us with a term in excess of 12 months.

In addition, in the Investment Advisory Agreement, the Investment Adviser agrees that its activities will at all times be in compliance in all material respects with all applicable federal and state securities laws governing its operations and investments.

Compliance with the Omnibus Guidelines Published by NASAA

Rebates, Kickbacks and Reciprocal Arrangements

Our Declaration of Trust prohibits our Investment Adviser from: (i) receiving or accepting any rebate, give-ups or similar arrangement that is prohibited under applicable federal or state securities laws, (ii) participating in any reciprocal business arrangement that would circumvent provisions of applicable federal or state securities laws governing conflicts of interest or investment restrictions or (iii) entering into any agreement, arrangement or understanding that would circumvent the restrictions against dealing with affiliates or promoters under applicable federal or state securities laws. In addition, our Investment Adviser may not directly or indirectly pay or award any fees or commissions or other compensation to any person or entity engaged to sell our shares or give investment advice to a potential shareholder; provided, however, that our Investment Adviser may pay a registered broker or other properly licensed agent sales commissions or other compensation (including cash compensation and non-cash compensation (as such terms are defined under FINRA Rule 2310)) for selling or distributing our Common Shares, including out of the Investment Adviser’s own assets, including those amounts paid to the Investment Adviser under the Investment Advisory Agreement.

Commingling

The Investment Adviser may not permit our funds to be commingled with the funds of any other entity.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

We have entered into agreements with GC Advisors, in which members of our senior management and members of GC Advisors’ investment committee have ownership and financial interests. Members of our senior management and the investment committee also serve as principals of other investment advisers affiliated with GC Advisors that sponsor and/or manage accounts with investment objectives similar to ours as well as funds with different investment objectives. In addition, our executive officers and trustees and the members of GC Advisors and its investment committee also serve as officers, trustees or principals of entities that operate in the same, or related, line of business as we do or of accounts managed or sponsored by GC Advisors and its affiliates. Many of these accounts have investment objectives that are similar to our investment objective.

In serving in these multiple capacities, GC Advisors and its personnel have obligations to other clients or investors in those entities, the fulfillment of which could conflict with the best interests of us or our shareholders. For example, the economic disruption and uncertainty precipitated by the COVID-19 pandemic has required GC Advisors and its affiliates to devote additional time and focus to existing portfolio companies in which other funds and accounts managed by GC Advisors and its affiliates hold investments. The allocation of time and focus by personnel of GC Advisors and its affiliates to these existing portfolio company investments held by other funds and accounts could reduce the time that such individuals have to spend on our investing activities.

Subject to certain 1940 Act restrictions on co-investments with affiliates, GC Advisors offers us the right to participate in all investment opportunities that it determines are appropriate for us in view of our investment objective, positions, policies, strategies and restrictions as well as regulatory requirements and other relevant factors. Such offers are subject to the exception that, in accordance with GC Advisors’ code of ethics and allocation policies, it is unlikely that we will participate in each individual opportunity but will, on an overall basis, be entitled to participate equitably with other entities sponsored or managed by GC Advisors and its affiliates over time.

GC Advisors and its affiliates have both subjective and objective policies and procedures in place that are designed to manage conflicts of interest between GC Advisors’ fiduciary obligations to us and its similar fiduciary obligations to other clients. When we compete with other accounts sponsored or managed by GC Advisors or its affiliates for a particular investment opportunity, GC Advisors will allocate investment opportunities across the entities for which such opportunities are appropriate, consistent with (1) its internal conflict of interest and allocation policies, (2) the requirements of the Advisers Act and (3) certain restrictions under the 1940 Act regarding co-investments with affiliates. GC Advisors’ allocation policies are intended to ensure that, over time, we generally share equitably in investment opportunities with other accounts sponsored or managed by GC Advisors or its affiliates, particularly those involving a security with limited supply or involving differing classes of securities of the same issuer that are suitable for us and such other accounts. There can be no assurance that GC Advisors’ or its affiliates’ efforts to allocate any particular investment opportunity fairly among all clients for whom such opportunity is appropriate will result in an allocation of all or part of such opportunity to us. Not all conflicts of interest can be expected to be resolved in our favor.

GC Advisors has historically sponsored or managed, and currently sponsors or manages, accounts with similar or overlapping investment strategies and has put in place a conflict-resolution policy that addresses the co-investment restrictions set forth under the 1940 Act. GC Advisors seeks to ensure the equitable allocation of investment opportunities when we are able to invest alongside other accounts sponsored or managed by GC Advisors and its affiliates. When we invest alongside such other accounts, such investments are made consistent with GC Advisors’ allocation policy. Under this allocation policy, GC Advisors will determine separately the amount of any proposed investment to be made by us and similar eligible accounts. We expect that these determinations will be made similarly for other accounts sponsored or managed by GC Advisors and its affiliates. Because allocations under GC Advisors’ allocation policy are based on total capital of the relevant investing funds, including us, we expect to receive smaller allocations relative to larger accounts, including accounts that can incur material amounts of leverage. If sufficient securities or loan amounts are available to satisfy our and each such account’s proposed investment, the opportunity will be allocated in accordance with GC Advisors’ pre-transaction determination. Where there is an insufficient amount of an investment opportunity to fully satisfy us and other accounts sponsored or managed by GC Advisors or its affiliates, the allocation policy further provides that allocations among us and other accounts will generally be made pro rata based on the relative capital available for investment of each of us and such other eligible accounts, subject to minimum and maximum investment size limits. In situations in which co-investment with other entities sponsored or managed by GC Advisors or its affiliates is not permitted or appropriate, such as when, in the absence of exemptive relief described below, we and such other entities would be making different investments in the same issuer, GC Advisors will need to decide whether we or such other entity or entities will proceed with the investment. GC Advisors will make these determinations based on its policies and procedures, which generally require that such opportunities be offered to eligible accounts on a basis that will be fair and equitable over time, including, for example, through random or rotational methods.

We expect to co-invest on a concurrent basis with other affiliates of GC Advisors, unless doing so is impermissible with existing regulatory guidance, applicable regulations, the terms of any exemptive relief granted to us and our allocation procedures. On February 27, 2017 and amended by the order issued on January 13, 2023, GC Advisors and certain other funds and accounts sponsored or managed by GC Advisors and its affiliates, received exemptive relief from the SEC to permit greater flexibility to negotiate the terms of co-investments if our board of trustees determines that it would be advantageous for us to co-invest with other accounts sponsored or managed by GC Advisors or its affiliates in a manner consistent with our investment objectives, positions, policies, strategies and restrictions as well as regulatory requirements and other pertinent factors. We believe that co-investment by us and accounts sponsored or managed by GC Advisors and its affiliates affords us additional investment opportunities and the ability to achieve greater diversification. Under the terms of this exemptive relief, a “required majority” (as defined in Section 57(o) of the 1940 Act) of our Independent Trustees is required to make certain conclusions in connection with a co-investment transaction, including that (1) the terms of the proposed transaction are reasonable and fair to us and our shareholders and do not involve overreaching of us or our shareholders on the part of any person concerned and (2) the transaction is consistent with the interests of our shareholders and is consistent with our investment strategies and policies. Our board of trustees regularly reviews the allocation policy of Golub Capital and annually reviews the code of ethics of GC Advisors.

In connection with investments made by us, GC Advisors and its affiliates often receive origination, commitment, documentation, structuring, facility, monitoring, amendment, refinancing, administrative agent and/or other fees from portfolio companies in which we invest or propose to invest. Where doing so is consistent with applicable law, SEC guidance and the co-investment exemptive relief order from the SEC, some or all of such fees can be retained by GC Advisors and its affiliates.

GC Advisors and its affiliates have other clients with similar or competing investment objectives, including GBDC, GBDC 3, GDLC, GBDC 4, GDLCU and multiple private funds and separate accounts that pursue an investment strategy similar to or overlapping with ours, some of which seek additional capital. In serving such clients, GC Advisors has obligations to those clients and their investors. Our investment objective often overlaps with such affiliated accounts. GC Advisors’ allocation procedures are designed to allocate investment opportunities among the accounts sponsored or managed by GC Advisors and its affiliates in a manner consistent with its obligations under the Advisers Act. If two or more accounts with similar investment strategies are actively investing, GC Advisors will seek to allocate investment opportunities among eligible accounts in a manner that is fair and equitable over time and consistent with its allocation policy. See “Risk Factors — Risks Relating to our Business and Structure — There are conflicts related to the obligations of GC Advisors’ investment committee, GC Advisors or its affiliates have to other clients and conflicts related to fees and expenses of such other clients.”

Our senior management, members of GC Advisors’ investment committee and other investment professionals from GC Advisors could serve as trustees of, or in a similar capacity with, companies in which we invest or in which we are considering making an investment. Through these and other relationships with a company, these individuals could obtain material non-public information that would restrict our ability to buy or sell the securities of such company under the policies of the company or applicable law. In addition, we have adopted a formal code of ethics that governs the conduct of our and GC Advisors’ officers, trustees and employees. Our officers and trustees also remain subject to the duties imposed by both the 1940 Act and Delaware law.

We have entered into the Investment Advisory Agreement with GC Advisors pursuant to which we will pay GC Advisors a base management fee and incentive fee. The incentive fee is computed and paid in part on income that we have not yet received in cash. This fee structure creates an incentive for GC Advisors to make certain types of investments. Additionally, we rely on investment professionals from GC Advisors to assist our board of trustees with the valuation of our portfolio investments. We pay to GC Advisors an incentive fee that is based on the performance of our portfolio and a base management fee that is based on the value of our net assets. There is a conflict of interest when personnel of GC Advisors are involved in the valuation process of our portfolio investments. Under our incentive fee structure, GC Advisors benefits when we recognize capital gains and, because GC Advisors determines when a holding is sold, GC Advisors controls the timing of the recognition of such capital gains. See “Risk Factors — Risks Relating to our Business and Structure — Our management and incentive fee structure creates incentives for GC Advisors that are not fully aligned with the interests of our shareholders and could induce GC Advisors to make certain investments, including speculative investments.”

We have entered into a license agreement with Golub Capital LLC, under which Golub Capital LLC has granted us a non-exclusive, royalty-free license to use the name “Golub Capital.”

Pursuant to the Administration Agreement, the Administrator furnishes us with office facilities and equipment and provides clerical, bookkeeping, recordkeeping and other administrative services at such facilities. Under our Administration Agreement, the Administrator will perform, or oversee, or arrange for, the performance of, our required administrative services, which include, among other things, being responsible for the financial and other records that we are required to maintain and preparing reports to our shareholders and reports filed with the SEC. GC Advisors is the sole member of and controls the Administrator.

GC Advisors is an affiliate of Golub Capital LLC, with whom it has entered into the Staffing Agreement. Under this agreement, Golub Capital LLC makes available to GC Advisors experienced investment professionals and access to the senior investment personnel and other resources of Golub Capital LLC and its affiliates. The Staffing Agreement provides GC Advisors with access to deal flow generated by the professionals of Golub Capital LLC and its affiliates and commits the members of GC Advisors’ investment committee to serve in that capacity. GC Advisors seeks to capitalize on what we believe to be the significant deal origination, credit underwriting, due diligence, investment structuring, execution, portfolio management and monitoring experience of Golub Capital LLC’s investment professionals.

We have entered into an unsecured revolving credit facility with GC Advisors as the lender, pursuant to which GC Advisors has provided us with a $50 million unsecured, revolving line of credit for borrowings on a short-term basis to fulfill our working capital needs.

Trustee Independence

The 1940 Act requires that at least a majority of our trustees not be “interested persons” (as defined in the 1940 Act) of the Fund. On an annual basis, each member of our board of trustees is required to complete an independence questionnaire designed to provide information to assist our board of trustees in determining whether the trustee is independent under the 1940 Act and our corporate governance guidelines. Our board of trustees has determined that each of our trustees, other than David B. Golub and Christopher C. Ericson, is independent under the Exchange Act and the 1940 Act. Our governance guidelines require any trustee who has previously been determined to be independent to inform the chairman of our board of trustees, the chairman of the nominating and corporate governance committee and our corporate secretary of any change in circumstance that could cause his or her status as an independent trustee to change. Our board of trustees limits membership on the audit committee and the nominating and corporate governance committee to Independent Trustees.

POTENTIAL CONFLICTS OF INTEREST

Subject to certain 1940 Act restrictions on co-investments with affiliates, GC Advisors offers us the right to participate in all investment opportunities that it determines are appropriate for us in view of our investment objective, positions, policies, strategies and restrictions as well as regulatory requirements and other relevant factors. Such offers are subject to the exception that, in accordance with GC Advisors’ code of ethics and allocation policies, it is unlikely that we will participate in each individual opportunity but will, on an overall basis, be entitled to participate equitably with other entities sponsored or managed by GC Advisors and its affiliates over time.

To the extent that we compete with other investment funds, accounts or other investment vehicles, together referred to as accounts, sponsored or managed by GC Advisors or its affiliates for a particular investment opportunity, GC Advisors will allocate investment opportunities across the entities for which such opportunities are appropriate, consistent with (1) its internal conflict of interest and allocation policies, (2) the requirements of the Advisers Act and (3) certain restrictions under the 1940 Act regarding co-investments with affiliates, as modified by no-action relief granted by the SEC as well as exemptive relief from the SEC that permits us flexibility to negotiate the terms of co-investments, in each case in compliance with the terms and conditions of such no-action or exemptive relief. GC Advisors’ allocation policies are intended to ensure that, over time, we generally share equitably in investment opportunities with other accounts sponsored or managed by GC Advisors or its affiliates, particularly those involving a security with limited supply or involving differing classes of securities of the same issuer that are suitable for us and such other accounts.

GC Advisors and its affiliates have other clients with similar or competing investment objectives, including GBDC, GBDC 3, GDLC, GBDC 4, GDLCU and several private funds, some of which are continuing to seek new capital commitments, that are pursuing an investment strategy similar to ours. In serving these clients, GC Advisors could have obligations to other clients or investors in those entities. Our Adviser’s professional staff will devote such time and effort in conducting activities on behalf of the Fund as our Adviser reasonably determines appropriate to perform its duties to the Fund. Our investment objective often overlaps with such affiliated accounts. GC Advisors’ allocation procedures are designed to allocate investment opportunities among the accounts sponsored or managed by GC Advisors and its affiliates in a manner consistent with its obligations under the Advisers Act. If two or more accounts with similar investment strategies are actively investing, GC Advisors will seek to allocate investment opportunities among eligible accounts in a manner that is fair and equitable over time and consistent with its allocation policy. GC Advisors has put in place a conflict-resolution policy that addresses the co-investment restrictions set forth under the 1940 Act. See “Risk Factors — Risks Relating to our Business and Structure — There are significant potential conflicts of interest that could affect our investment returns — There are conflicts related to the obligations of GC Advisors’ investment committee, GC Advisors or its affiliates have to other clients and conflicts related to fees and expenses of such other clients.”

GC Advisors seeks to ensure the equitable allocation of investment opportunities when we are able to invest alongside other accounts sponsored or managed by GC Advisors and its affiliates. When we invest alongside such other accounts, such investments are made consistent with GC Advisors’ allocation policy. Under this allocation policy, GC Advisors will determine separately the amount of any proposed investment to be made by us and similar eligible accounts. We expect that these determinations will be made in a similar manner for other accounts sponsored or managed by GC Advisors and its affiliates. If sufficient securities or loan amounts are available to satisfy our and each such account’s proposed investment, the opportunity will be allocated in accordance with GC Advisors’ pre-transaction determination. Where there is an insufficient amount of an investment opportunity to fully satisfy demand by us and other accounts sponsored or managed by GC Advisors or its affiliates, the allocation policy further provides that allocations among us and other accounts will generally be made pro rata based on the relative capital available for investment of each of us and such other eligible accounts, subject to minimum and maximum investment size limits. Allocations under GC Advisors’ allocation policy are based on total capital of the relevant investing funds, including us, we expect to receive smaller allocations relative to larger accounts, including accounts that can incur material amounts of leverage. In situations in which co-investment with other entities sponsored or managed by GC Advisors or its affiliates is not permitted or appropriate, such as when, in the absence of exemptive relief described below, we and such other entities would be making different investments in the same issuer, GC Advisors will need to decide whether we or such other entity or entities will proceed with the investment. GC Advisors will make these determinations based on its policies and procedures, which generally require that such opportunities be offered to eligible accounts on a basis that will be fair and equitable over time, including, for example, through random or rotational methods.

We expect to co-invest on a concurrent basis with other affiliates of GC Advisors, unless doing so is impermissible with existing regulatory guidance, applicable regulations, the terms of any exemptive relief granted to us and our allocation procedures. On February 27, 2017 and amended by the order issued on January 13, 2023, GC Advisors and certain other funds and accounts sponsored or managed by GC Advisors and its affiliates, received exemptive relief from the SEC that permits us greater flexibility to negotiate the terms of co-investments if our board of trustees determines that it would be advantageous for us to co-invest with other accounts sponsored or managed by GC Advisors or its affiliates in a manner consistent with our investment objectives, positions, policies, strategies and restrictions as well as regulatory requirements and other pertinent factors. We believe that co-investment by us and accounts sponsored or managed by GC Advisors and its affiliates affords us additional investment opportunities and the ability to achieve greater diversification. Under the terms of this exemptive relief, a “required majority” (as defined in Section 57(o) of the 1940 Act) of our Independent Trustees is required to make certain conclusions in connection with a co-investment transaction, including that (1) the terms of the proposed transaction are reasonable and fair to us and our shareholders and do not involve overreaching of us or our shareholders on the part of any person concerned and (2) the transaction is consistent with the interests of our shareholders and is consistent with our investment strategies and policies. Our board of trustees regularly reviews the allocation policy of Golub Capital and annually reviews the code of ethics of GC Advisors. See “Certain Relationships and Related Party Transactions.”

To the extent permitted by applicable law, we could make or hold different investments in the same issuer as other entities advised by GC Advisors and its affiliates or otherwise hold different classes of an issuer’s securities or loans. In addition, it is possible that we could hold an investment in a different part of the capital structure than an investor or another party with which GC Advisors or its affiliates has a material relationship, in which case GC Advisors could have an incentive to cause us or the portfolio company to offer more favorable terms to such parties (including, for instance, financing arrangements). Such investments may inherently give rise to conflicts of interest or perceived conflicts of interest between or among the various classes of securities or loans that may be held by such entities. To the extent we hold securities or loans that are different (including with respect to their relative seniority) than those held by other entities advised by GC Advisors and its affiliates, GC Advisors and its affiliates could be presented with decisions when the interests of us and such other investors are in conflict. For example, conflicts could arise where we lend funds to a portfolio company while another entity advised by GC Advisors and its affiliates invests in equity securities of such portfolio company, which could create conflicts if, for example, such portfolio company were to go into bankruptcy, become insolvent or otherwise be unable to meet its payment obligations or comply with its debt covenants, as the holders of different types of securities or loans could differ as to what actions the portfolio company should take. If additional financing or a follow-on investment in an existing portfolio company is necessary or appropriate, failure on our part to make follow-on investments could, in some circumstances, jeopardize the continued viability of a portfolio company and our initial investment, or could result in a missed opportunity for us to increase our participation in a successful portfolio company. Furthermore, our co-investment exemptive relief restricts our ability to make certain follow-on investments. For example, generally we can only participate in follow-on co-investments in accordance with the exemptive relief received by GC Advisors and affiliates where we participated in the initial co-investment. Given the breadth of holdings across the entities advised by GC Advisors and its affiliates, there will likely be many follow-on investment opportunities for such other entities will be unavailable to us as a result of this limitation due to the co-investment exemptive relief on which we rely.

GC Advisors and its affiliates could choose to take steps to reduce the potential for conflicts between us and other entities that co-invest or could co-invest with us, including causing us or such other entities to take certain actions that, in the absence of such conflict, we or they would not take. To the extent we hold significant or control interests in a portfolio company or hold investments in different parts of a portfolio company’s capital structure, conflicts of interest would be more pronounced. We and the other entities with whom we co-invest will have different motives, incentives and other interests with respect to any given portfolio company.

Conflicts of interest could still arise even when we co-invest in the same securities as other entities advised by GC Advisors and its affiliates. For example, it is possible in non-negotiated investments or secondary market purchases that as a result of legal, tax, regulatory, accounting, political, national security or other considerations, the terms of such investment (and divestment thereof) (including with respect to price and timing) for us and such other entities may not be the same. Additionally, we and such other entities will generally have different investment periods and/or investment objectives (including return profiles), as a result, could have conflicting goals with respect to the price and timing of disposition opportunities. As such, to the extent permissible under applicable law and any applicable order issued by the SEC, we and such other entities could dispose of co-investments at different times and on different terms.

Additionally, under our incentive fee structure, GC Advisors benefits when we recognize capital gains and, because GC Advisors determines when a holding is sold, GC Advisors controls the timing of the recognition of such capital gains. See “Risk Factors — Risks Relating to our Business and Structure — There are significant potential conflicts of interest that could affect our investment returns — Our management and incentive fee structure creates incentives for GC Advisors that are not fully aligned with the interests of our shareholders and could induce GC Advisors to make certain investments, including speculative investments.”

The foregoing discussion of conflicts does not purport to be a complete enumeration or explanation of the actual and potential conflicts involved in an investment in the Fund, but does reflect known material conflicts known to the Fund at the time of this filing.

CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS

The following table sets forth, as of May 31, 2023, information with respect to the beneficial ownership of our Common Shares by:

●	each person known to us to be expected to beneficially own more than 5% of the outstanding our Common Shares;
●	each of our trustees and each executive officers; and
●	all of our trustees and executive officers as a group.

Beneficial ownership is determined in accordance with the rules of the SEC and includes voting or investment power with respect to the securities. There are no Common Shares subject to options that are currently exercisable or exercisable within 60 days of this offering. Percentage of beneficial ownership is based on our Common Shares expected to be outstanding.

Common Shares Beneficially
Owned
Name and Address	Number	Percentage
Interested Trustees(1)
David B. Golub(2)	2,000	100%
Christopher C. Ericson	—	—
Independent Trustees(1)
John T. Baily	—	—
Kenneth F. Bernstein	—	—
Lofton P. Holder	—	—
Anita J. Rival	—	—
William M. Webster IV	—	—
Executive Officers Who Are Not Trustees(1)
Matthew W. Benton	—	—
Joshua M. Levinson	—	—
Daniel J. Colaizzi	—	—
Jonathan D. Simmons	—	—
Tim J. Topicz	—	—
All officers and trustees as a group (12 persons)	2,000	100%
(1)	The address for all of the Fund’s officers and trustees is c/o Golub Capital Private Credit Fund, 200 Park Avenue, 25th Floor, New York, NY 10166.
(2)	Mr. David B. Golub is a control person of GGP Holdings LP and its wholly-owned subsidiary GGP Class B-P, LLC. The shares of Common Stock shown in the above table as being owned by Mr. Golub reflect the fact that, due to his control of GGP Class B-P, LLC, he may be viewed as having voting and dispositive power over all of the 2,000 shares of Common Stock directly owned by such entity.

The following table sets forth the dollar range of our equity securities that is beneficially owned by each of our trustees as of May 31, 2023.

Dollar Range of
Equity
Securities
in the Fund
Name and Address	(1)(2)(3)
Interested Trustees(1)
David B. Golub	$10,001 - $50,000
Christopher C. Ericson	—
Independent Trustees(1)
John T. Baily	—
Kenneth F. Bernstein	—
Lofton P. Holder	—
Anita J. Rival	—
William M. Webster IV	—
(1)	Beneficial ownership has been determined in accordance with Rule 16a-1(a)(2) of the Exchange Act.
(2)	The dollar range of equities securities expected to be beneficially owned by our trustees is based on the initial public offering price of $25 per share.
(3)	The dollar range of equity securities beneficially owned are: none, $1 – $10,000, $10,001 – $50,000, $50,001 – $100,000 or over $100,000.

DISTRIBUTIONS

We expect to pay regular monthly distributions on Class S, Class D and Class I shares commencing with the first full calendar quarter after the commencement of this offering. Any distributions we make will be at the discretion of our board of trustees, considering factors such as our earnings, cash flow, capital and liquidity needs and general financial condition and the requirements of Delaware law. As a result, our distribution rates and payment frequency may vary from time to time.

Our board of trustees’ discretion as to the payment of distributions will be directed, in substantial part, by its determination to cause us to comply with the RIC requirements. To qualify for and maintain our treatment as a RIC, we generally are required to make aggregate annual distributions to our shareholders of at least 90% of our net investment income. See “Description of our Shares” and “Certain U.S. Federal Income Tax Considerations.”

The per share amount of distributions on Class S, Class D and Class I shares generally differ because of different class-specific shareholder servicing and/or distribution fees that are deducted from the gross distributions for each share class. Specifically, distributions on Class S shares will be lower than Class D shares, and Class D shares will be lower than Class I shares because we are required to pay higher ongoing shareholder servicing and/or distribution fees with respect to the Class S shares (compared to Class D shares and Class I shares) and we are required to pay higher ongoing shareholder servicing and/or distribution fees with respect to Class D shares (compared to Class I shares). In this way, shareholder servicing and/or distribution fees are indirectly paid by shareholders of Common Shares, in that the shareholder servicing and/or distribution fees charged to investors are used by the Fund to pay for the services provided by financial intermediaries or other service providers.

There is no assurance we will pay distributions in any particular amount, if at all. We may fund any distributions from sources other than cash flow from operations, including the sale of assets, borrowings, return of capital or offering proceeds, and although we generally expect to fund distributions from cash flow from operations, we have not established limits on the amounts we may pay from such sources. The extent to which we pay distributions from sources other than cash flow from operations will depend on various factors, including the level of participation in our distribution reinvestment plan, how quickly we invest the proceeds from this and any future offering and the performance of our investments. Funding distributions from the sales of assets, borrowings or return of capital will result in us having less funds available to acquire investments. As a result, the return you realize on your investment may be reduced. Doing so may also negatively impact our ability to generate cash flows. Likewise, funding distributions from the sale of additional securities will dilute your interest in us on a percentage basis and may impact the value of your investment especially if we sell these securities at prices less than the price you paid for your shares. While possible at any time during the Fund’s operation, we believe the likelihood that we pay distributions from sources other than cash flow from operations will be higher in the early stages of this offering.

From time to time, we may also pay special interim distributions in the form of cash or Common Shares at the discretion of our board of trustees.

We have not established limits on the amount of funds we may use from any available sources to make distributions. There can be no assurance that we will achieve the performance necessary to sustain our distributions or that we will be able to pay distributions at a specific rate or at all. Further, if the Adviser elects to cover certain of our expenses pursuant to the Expense Support and Conditional Reimbursement Agreement, we may be able to pay distributions at times when we may otherwise be unable to. The Investment Adviser and its affiliates have no obligation to waive advisory fees or otherwise reimburse expenses in future periods. See “Advisory Agreement and Administration Agreement.”

Consistent with the Code, shareholders will be notified of the source of our distributions. Our distributions may exceed our earnings and profits. As a result, a portion of the distributions we make may represent a return of capital for tax purposes. The tax basis of shares must be reduced by the amount of any return of capital distributions, which will result in an increase in the amount of any taxable gain (or a reduction in any deductible loss) on the sale of shares.

Any distributions funded through expense reimbursements or waivers of advisory fees, if any, are not based on our investment performance, and can only be sustained if we achieve positive investment performance in future periods and/or the Investment Adviser or its affiliates continues to advance such expenses or waive such fees. Our future reimbursement of amounts advanced or waived by the Investment Adviser and its affiliates will reduce the distributions that you would otherwise receive in the future. Other than as set forth in this prospectus, the Investment Adviser and its affiliates have no obligation to advance expenses or waive advisory fees.

We intend to elect, and intend to qualify annually, as a RIC under the Code. To qualify for and maintain RIC tax treatment, we must distribute each taxable year at least 90% of our investment company taxable income (net ordinary taxable income and net short-term capital gains in excess of net long-term capital losses), if any, determined without regard to any deduction for dividends paid, to our shareholders. A RIC may satisfy the 90% distribution requirement by actually distributing dividends (other than capital gain dividends) during the taxable year. In addition, a RIC may, in certain cases, satisfy the 90% distribution requirement by distributing dividends relating to a taxable year after the close of such taxable year under the “spillback dividend” provisions of Subchapter M of the Code. If a RIC makes a spillback dividend, the amounts will be included in a shareholder’s gross income for the year in which the spillback dividend is paid.

We currently intend to distribute net capital gains (i.e., net long-term capital gains in excess of net short-term capital losses), if any, at least annually out of the assets legally available for such distributions. However, we may decide in the future to retain such capital gains for investment and elect to treat such gains as deemed distributions to you. If this happens, you will be treated for U.S. federal income tax purposes as if you had received an actual distribution of the capital gains that we retain and reinvested the net after tax proceeds in us. In this situation, you would be eligible to claim a tax credit (or, in certain circumstances, a tax refund) equal to your allocable share of the tax we paid on the capital gains deemed distributed to you. We can offer no assurance that we will achieve results that will permit the payment of any cash distributions. See “Certain U.S. Federal Income Tax Considerations.”

When issuing senior securities, we may be prohibited from making distributions if doing so causes us to maintain the asset coverage ratios stipulated by the 1940 Act or if distributions are limited by the terms of any of our borrowings.

We have adopted a distribution reinvestment plan pursuant to which you may elect to have the full amount of your cash distributions reinvested in additional Common Shares. See “Distribution Reinvestment Plan.”

DESCRIPTION OF OUR SHARES

The following description is based on relevant portions of Delaware law and on our Declaration of Trust and bylaws. This summary is not necessarily complete, and we refer you to Delaware law, our Declaration of Trust and our bylaws for a more detailed description of the provisions summarized below.

General

The terms of the Declaration of Trust authorize an unlimited number of Common Shares of any class, par value $0.01 per share, of which 2,000 shares were outstanding as of April 30, 2023, and an unlimited number of shares of preferred shares, par value $0.01 per share. The Declaration of Trust provides that the board of trustees may classify or reclassify any unissued Common Shares into one or more classes or series of Common Shares or preferred shares by setting or changing the preferences, conversion or other rights, voting powers, restrictions, or limitations as to dividends, qualifications, or terms or conditions of redemption of the shares. There is currently no market for our Common Shares, and we can offer no assurances that a market for our shares will develop in the future. We do not intend for the shares offered under this prospectus to be listed on any national securities exchange. There are no outstanding options or warrants to purchase our shares. No shares have been authorized for issuance under any equity compensation plans. Under the terms of our Declaration of Trust, shareholders shall be entitled to the same limited liability extended to shareholders of private Delaware for profit corporations formed under the Delaware General Corporation Law, 8 Del. C. § 100, et. seq. Our Declaration of Trust provides that no shareholder shall be liable for any debt, claim, demand, judgment or obligation of any kind of, against or with respect to us by reason of being a shareholder, nor shall any shareholder be subject to any personal liability whatsoever, in tort, contract or otherwise, to any person in connection with the Fund’s assets or the affairs of the Fund by reason of being a shareholder.

None of our shares are subject to further calls or to assessments, sinking fund provisions, obligations of the Fund or potential liabilities associated with ownership of the security (not including investment risks). In addition, except as may be provided by the board of trustees in setting the terms of any class or series of Common Shares, no shareholder shall be entitled to exercise appraisal rights in connection with any transaction.

Outstanding Securities

		Amount Held	Amount
		by Fund	Outstanding
	Amount	for its	as of
Title of Class	Authorized	Account	April 30, 2023
Class S	Unlimited	—	—
Class D	Unlimited	—	—
Class I	Unlimited	—	—
Class F(1)	Unlimited	—	2,000

(1) Prior to the commencement of this offering, the Fund’s Class F shares were reclassified as Class I shares.

Common Shares

Under the terms of our Declaration of Trust, all Common Shares will have equal rights as to voting and, when they are issued, will be duly authorized, validly issued, fully paid and nonassessable. Dividends and distributions may be paid to the holders of our Common Shares if, as and when authorized by our board of trustees and declared by us out of funds legally available therefore. Except as may be provided by our board of trustees in setting the terms of classified or reclassified shares, our Common Shares will have no preemptive, exchange, conversion, appraisal or redemption rights and will be freely transferable, except where their transfer is restricted by federal and state securities laws or by contract and except that, in order to avoid the possibility that our assets could be treated as “plan assets,” we may require any person proposing to acquire Common Shares to furnish such information as may be necessary to determine whether such person is a benefit plan investor or a controlling person, restrict or prohibit transfers of such shares or redeem any outstanding shares for such price and on such other terms and conditions as may be determined by or at the direction of the board of trustees. In the event of our liquidation, dissolution or winding up, each share of our Common Shares would be entitled to share pro rata in all of our assets that are legally available for distribution after we pay all debts and other liabilities and subject to any preferential rights of holders of our preferred shares, if any preferred shares are outstanding at such time. Subject to the rights of holders of any other class or series of shares, each share of our Common Shares will be entitled to one vote on all matters submitted to a vote of shareholders, including the election of trustees. Except as may be provided by the board of trustees in setting the terms of classified or reclassified shares, and subject to the express terms of any class or series of preferred shares, the holders of our Common Shares will possess exclusive voting power. There will be no cumulative voting in the election of trustees. Subject to the special rights of the holders of any class or series of preferred shares to elect trustees, each trustee will be elected by a plurality of the votes cast with respect to such trustee’s election except in the case of a “contested election” (as defined in our bylaws), in which case trustees will be elected by a majority of the votes cast in the contested election of trustees. Pursuant to our Declaration of Trust, our board of trustees may amend the bylaws to alter the vote required to elect trustees.

Class S Shares

No upfront selling commissions are paid for sales of any Class S shares, however, if you purchase Class S shares from certain financial intermediaries, they may directly charge you transaction or other fees, including upfront placement fees or brokerage commissions, in such amount as they may determine, provided that selling agents limit such charges to a 3.5% cap on the net offering price for Class S shares.

We pay the Managing Dealer selling commissions over time as a shareholder servicing and/or distribution fee with respect to our outstanding Class S shares equal to 0.85% per annum of the aggregate NAV of our outstanding Class S shares, including any Class S shares issued pursuant to our distribution reinvestment plan. The shareholder servicing and/or distribution fees are paid monthly in arrears. The Managing Dealer reallows (pays) all or a portion of the shareholder servicing and/or distribution fees to participating brokers and servicing brokers for ongoing shareholder services performed by such brokers, and will waive shareholder servicing and/or distribution fees to the extent a broker is not eligible to receive it for failure to provide such services.

Class D Shares

No upfront selling commissions are paid for sales of any Class D shares, however, if you purchase Class D shares from certain financial intermediaries, they may directly charge you transaction or other fees, including upfront placement fees or brokerage commissions, in such amount as they may determine, provided that selling agents limit such charges to a 1.5% cap on the net offering price for Class D shares.

We pay the Managing Dealer selling commissions over time as a shareholder servicing and/or distribution fee with respect to our outstanding Class D shares equal to 0.25% per annum of the aggregate NAV of all our outstanding Class D shares, including any Class D shares issued pursuant to our distribution reinvestment plan. The shareholder servicing and/or distribution fees are paid monthly in arrears. The Managing Dealer reallows (pays) all or a portion of the shareholder servicing and/or distribution fees to participating brokers and servicing brokers for ongoing shareholder services performed by such brokers, and will waive shareholder servicing and/or distribution fees to the extent a broker is not eligible to receive it for failure to provide such services.

Class D shares are generally available for purchase in this offering only (1) through fee-based programs, also known as wrap accounts, that provide access to Class D shares, (2) through participating brokers that have alternative fee arrangements with their clients to provide access to Class D shares, (3) through transaction/ brokerage platforms at participating brokers, (4) through certain registered investment advisers, (5) through bank trust departments or any other organization or person authorized to act in a fiduciary capacity for its clients or customers or (6) by other categories of investors that we name in an amendment or supplement to this prospectus.

Class I Shares

No upfront selling commissions or shareholder servicing and/or distribution fees are paid for sales of any Class I shares and financial intermediaries will not charge you transaction or other such fees on Class I Shares.

Class I shares are generally available for purchase in this offering only (1) through fee-based programs, also known as wrap accounts, that provide access to Class I shares, (2) by endowments, foundations, pension funds and other institutional investors, (3) through participating brokers that have alternative fee arrangements with their clients to provide access to Class I shares, (4) through certain registered investment advisers, (5) by our executive officers and trustees and their immediate family members, as well as officers and employees of the Investment Adviser, Golub Capital or other affiliates and their immediate family members, and joint venture partners, consultants and other service providers or (6) by other categories of investors that we name in an amendment or supplement to this prospectus. In certain cases, where a holder of Class S or Class D shares exits a relationship with a participating broker for this offering and does not enter into a new relationship with a participating broker for this offering, such holder’s shares may be exchanged into an equivalent NAV amount of Class I shares.

Class F Shares

No Class F shares will be issued or sold in this offering.

Other Terms of Common Shares

We will cease paying the shareholder servicing and/or distribution fees on the Class S shares and Class D shares on the earlier to occur of the following: (i) a listing of Class I shares, (ii) our merger or consolidation with or into another entity, or the sale or other disposition of all or substantially all of our assets or (iii) the date following the completion of the primary portion of this offering on which, in the aggregate, underwriting compensation from all sources in connection with this offering, including the shareholder servicing and/or distribution fees and other underwriting compensation, is equal to 10% of the gross proceeds from our primary offering. In addition, consistent with the exemptive relief the Fund has applied for that would allow us to offer multiple classes of shares, at the end of the month in which the Managing Dealer in conjunction with the transfer agent determines that total transaction or other fees, including upfront placement fees or brokerage commissions, and shareholder servicing and/or distribution fees paid with respect to the shares held in a shareholder’s account would exceed, in the aggregate, 10% of the gross proceeds from the sale of such shares (or a lower limit as determined by the Managing Dealer or the applicable selling agent), we will cease paying the shareholder servicing and/or distribution fees on the Class S shares and Class D shares in such shareholder’s account. Compensation paid with respect to the shares in a shareholder’s account will be allocated among each share such that the compensation paid with respect to each individual share will not exceed 10% of the offering price of such share. We may modify this requirement in a manner that is consistent with applicable exemptive relief. At the end of such month, the Class S shares or Class D shares in such shareholder’s account will convert into a number of Class I shares (including any fractional shares), with an equivalent aggregate NAV as such Class S or Class D shares. In addition, immediately before any liquidation, dissolution or winding up, each Class S share and Class D share will automatically convert into a number of Class I shares (including any fractional shares) with an equivalent NAV as such share.

Preferred Shares

This offering does not include an offering of preferred shares. However, under the terms of the Declaration of Trust, our board of trustees may authorize us to issue preferred shares in one or more classes or series without shareholder approval, to the extent permitted by the 1940 Act. The board of trustees has the power to fix the preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends and other distributions, qualifications and terms and conditions of redemption of each class or series of preferred shares. We do not currently anticipate issuing preferred shares in the near future. In the event we issue preferred shares, we will make any required disclosure to shareholders. We will not offer preferred shares to the Investment Adviser or our affiliates except on the same terms as offered to all other shareholders.

Preferred shares could be issued with terms that would adversely affect the shareholders, provided that we may not issue any preferred shares that would limit or subordinate the voting rights of holders of our Common Shares. Preferred shares could also be used as an anti-takeover device through the issuance of shares of a class or series of preferred shares with terms and conditions which could have the effect of delaying, deferring or preventing a transaction or a change in control. Every issuance of preferred shares will be required to comply with the requirements of the 1940 Act. The 1940 Act requires, among other things, that: (1) immediately after issuance and before any dividend or other distribution is made with respect to Common Shares and before any purchase of Common Shares is made, such preferred shares together with all other senior securities must not exceed an amount equal to 50% of our total assets after deducting the amount of such dividend, distribution or purchase price, as the case may be, and (2) the holders of shares of preferred shares, if any are issued, must be entitled as a class voting separately to elect two trustees at all times and to elect a majority of the trustees if distributions on such preferred shares are in arrears by two full years or more. Certain matters under the 1940 Act require the affirmative vote of the holders of at least a majority of the outstanding shares of preferred shares (as determined in accordance with the 1940 Act) voting together as a separate class. For example, the vote of such holders of preferred shares would be required to approve a proposal involving a plan of reorganization adversely affecting such securities.

The issuance of any preferred shares must be approved by a majority of our Independent Trustees not otherwise interested in the transaction, who will have access, at our expense, to our legal counsel or to independent legal counsel.

Limitation on Liability of Trustees and Officers; Indemnification and Advance of Expenses

Delaware law permits a Delaware statutory trust to include in its declaration of trust a provision to indemnify and hold harmless any trustee or beneficial owner or other person from and against any and all claims and demands whatsoever. Our Declaration of Trust provides that our trustees will not be liable to us or our shareholders for monetary damages for breach of fiduciary duty as a trustee to the fullest extent permitted by Delaware law. Our Declaration of Trust provides for the indemnification of any person to the full extent permitted, and in the manner provided, by Delaware law. In accordance with the 1940 Act, we will not indemnify certain persons for any liability to which such persons would be subject by reason of such person’s willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

Pursuant to our Declaration of Trust and subject to certain exceptions described therein, we will indemnify and, without requiring a preliminary determination of the ultimate entitlement to indemnification, pay or reimburse reasonable expenses in advance of final disposition of a proceeding to (i) any individual who is a present or former Trustee or officer of the Fund and who is made or threatened to be made a party to the proceeding by reason of his or her service in that capacity or (ii) any individual who, while a Trustee or officer of the Fund and at the request of the Fund, serves or has served as a trustee, officer, partner or trustee of any corporation, partnership, joint venture, trust, employee benefit plan or other enterprise and who is made or threatened to be made a party to the proceeding by reason of his or her service in that capacity (each such person, an “Indemnitee”), in each case to the fullest extent permitted by Delaware law. Notwithstanding the foregoing, we will not provide indemnification for any loss, liability or expense arising from or out of an alleged violation of federal or state securities laws by an Indemnitee unless (i) there has been a successful adjudication on the merits of each count involving alleged securities law violations, (ii) such claims have been dismissed with prejudice on the merits by a court of competent jurisdiction, or (iii) a court of competent jurisdiction approves a settlement of the claims against the Indemnitee and finds that indemnification of the settlement and the related costs should be made and the court considering the request for indemnification has been advised of the position of the SEC and of the published position of any state securities regulatory authority in which securities were offered or sold as to indemnification for violations of securities laws.

We will not indemnify an Indemnitee against any liability or loss suffered by such Indemnitee unless (i) the Fund determines in good faith that the course of conduct that caused the loss or liability was in the best interest of the Fund, (ii) the Indemnitee was acting on behalf of or performing services for the Fund, (iii) such liability or loss was not the result of (A) negligence or misconduct, in the case that the party seeking indemnification is a Trustee (other than an Independent Trustee), officer, employee, controlling person or agent of the Fund, or (B) gross negligence or willful misconduct, in the case that the party seeking indemnification is an Independent Trustee, and (iv) such indemnification or agreement to hold harmless is recoverable only out of assets of the Fund and not from the shareholders.

In addition, the Declaration of Trust permits the Fund to advance reasonable expenses to an Indemnitee, and we will do so in advance of final disposition of a proceeding (a) if the proceeding relates to acts or omissions with respect to the performance of duties or services on behalf of the Fund, (b) the legal proceeding was initiated by a third party who is not a shareholder or, if by a shareholder of the Fund acting in his or her capacity as such, a court of competent jurisdiction approves such advancement and (c) upon the Fund’s receipt of (i) a written affirmation by the trustee or officer of his or her good faith belief that he or she has met the standard of conduct necessary for indemnification by the Fund and (ii) a written undertaking by him or her or on his or her behalf to repay the amount paid or reimbursed by the Fund, together with the applicable legal rate of interest thereon, if it is ultimately determined that the standard of conduct was not met.

Delaware Law and Certain Declaration of Trust Provisions

Organization and Duration

We were formed in Delaware on May 13, 2022, and will remain in existence until dissolved in accordance with our Declaration of Trust or pursuant to Delaware law.

Purpose

Under the Declaration of Trust, we are permitted to engage in any business activity that lawfully may be conducted by a statutory trust organized under Delaware law and, in connection therewith, to exercise all of the rights and powers conferred upon us pursuant to the agreements relating to such business activity.

Our Declaration of Trust contains provisions that could make it more difficult for a potential acquirer to acquire us by means of a tender offer, proxy contest or otherwise. Our board of trustees may, without shareholder action, authorize the issuance of shares in one or more classes or series, including preferred shares; our board of trustees may, without shareholder action, amend our Declaration of Trust to increase the number of our Common Shares, of any class or series, that we will have authority to issue; and our Declaration of Trust provides that, while we do not intend to list our shares on any securities exchange, if any class of our shares is listed on a national securities exchange, our board of trustees will be divided into three classes of trustees serving staggered terms of three years each. These provisions are expected to discourage certain coercive takeover practices and inadequate takeover bids and to encourage persons seeking to acquire control of us to negotiate first with our board of trustees. We believe that the benefits of these provisions outweigh the potential disadvantages of discouraging any such acquisition proposals because, among other things, the negotiation of such proposals may improve their terms.

Sales and Leases to the Fund

Our Declaration of Trust provides that, unless otherwise permitted by the 1940 Act or applicable guidance or exemptive relief of the SEC, except as otherwise permitted under the 1940 Act, we may not purchase or lease assets in which the Investment Adviser or any of its affiliates have an interest unless all of the following conditions are met: (a) the transaction is fully disclosed to the shareholders in a prospectus or in a periodic report; and (b) the assets are sold or leased upon terms that are reasonable to us and at a price not to exceed the lesser of cost or fair market value as determined by an independent expert. However, the Investment Adviser may purchase assets in its own name (and assume loans in connection) and temporarily hold title, for the purposes of facilitating the acquisition of the assets, the borrowing of money, obtaining financing for us, or the completion of construction of the assets, so long as all of the following conditions are met: (i) the assets are purchased by us at a price no greater than the cost of the assets to the Investment Adviser; (ii) all income generated by, and the expenses associated with, the assets so acquired will be treated as belonging to us; and (iii) there are no other benefits arising out of such transaction to the Investment Adviser apart from compensation otherwise permitted by the Omnibus Guidelines, as adopted by the NASAA.

Sales and Leases to our Investment Adviser, Trustees or Affiliates

Our Declaration of Trust provides that, unless otherwise permitted by the 1940 Act or applicable guidance or exemptive relief of the SEC, we may not sell assets to the Investment Adviser or any of its affiliates unless such sale is approved by the holders of a majority of our outstanding Common Shares. Our Declaration of Trust also provides that we may not lease assets to the Investment Adviser or any affiliate thereof unless all of the following conditions are met: (a) the transaction occurs at the formation of the Fund and is fully disclosed to the shareholders in a prospectus or in a periodic report; and (b) the terms of the transaction are fair and reasonable to us.

Loans

Our Declaration of Trust provides that, except for the advancement of indemnification funds, no loans, credit facilities, credit agreements or otherwise may be made by us to the Investment Adviser or any of its affiliates.

Commissions on Financing, Refinancing or Reinvestment

Our Declaration of Trust provides that, unless otherwise permitted by the 1940 Act or applicable guidance or exemptive relief of the SEC, we generally may not pay, directly or indirectly, a commission or fee to the Investment Adviser or any of its affiliates in connection with the reinvestment of cash available for distribution, available reserves, or the proceeds of the resale, exchange or refinancing of assets.

Lending Practices

Our Declaration of Trust provides that, with respect to financing made available to us by the Investment Adviser, the Investment Adviser may not receive interest in excess of the lesser of the Investment Adviser’s cost of funds or the amounts that would be charged by unrelated lending institutions on comparable loans for the same purpose. The Investment Adviser may not impose a prepayment charge or penalty in connection with such financing and the Investment Adviser may not receive points or other financing charges. In addition, the Investment Adviser will be prohibited from providing financing to us with a term in excess of 12 months.

Number of Trustees; Vacancies; Removal

Our Declaration of Trust provides that the number of trustees will be set by our board of trustees in accordance with our bylaws. Our bylaws provide that a majority of our entire board of trustees may at any time increase or decrease the number of trustees. Our Declaration of Trust provides that the number of trustees generally may not be less than three. Except as otherwise required by applicable requirements of the 1940 Act and as may be provided by our board of trustees in setting the terms of any class or series of preferred shares, pursuant to an election under our Declaration of Trust, any and all vacancies on our board of trustees may be filled only by the affirmative vote of a majority of the remaining trustees in office, even if the remaining trustees do not constitute a quorum, and any trustee elected to fill a vacancy will serve for the remainder of the full term of the trustee for whom the vacancy occurred and until a successor is elected and qualified, subject to any applicable requirements of the 1940 Act.

Our Declaration of Trust provides that a trustee may be removed only for cause and only by a majority of the remaining trustees (or in the case of the removal of a trustee that is not an interested person, a majority of the remaining trustees that are not interested persons) followed by the holders of at least seventy-five percent (75%) of the shares then entitled to vote in an election of such trustee. Our Declaration of Trust provides that, notwithstanding the foregoing provision, any trustee may be removed with or without cause upon the vote of a majority of then-outstanding shares.

Our board of trustees is comprised of a total of seven members of our board of trustees, five of whom are Independent Trustees. Our Declaration of Trust provides that a majority of our board of trustees must be Independent Trustees except for a period of up to 60 days after the death, removal or resignation of an Independent Trustee pending the election of his or her successor. Each trustee will hold office until his or her successor is duly elected and qualified. While we do not intend to list our shares on any securities exchange, if any class of our shares is listed on a national securities exchange, our board of trustees will be divided into three classes of trustees serving staggered terms of three years each.

Action by Shareholders

Our bylaws provide that shareholder action can be taken at an annual meeting or a special meeting of shareholders. The shareholders will only have voting rights as required by the 1940 Act or as otherwise provided for in the Declaration of Trust. The Fund will hold annual meetings. Special meetings may be called by the trustees and certain of our officers, and will be limited to the purposes for any such special meeting set forth in the notice thereof. In addition, our Declaration of Trust provides that, subject to the satisfaction of certain procedural and informational requirements by the shareholders requesting the meeting, a special meeting of shareholders will be called by our secretary upon the written request of shareholders entitled to cast 10% or more of the votes entitled to be cast at the meeting. The secretary shall provide all shareholders, within ten days after receipt of said request, written notice either in person or by mail of the date, time and location of such requested special meeting and the purpose of the meeting. Any special meeting called by such shareholders is required to be held not less than fifteen nor more than 60 days after notice is provided to shareholders of the special meeting. These provisions will have the effect of significantly reducing the ability of shareholders being able to have proposals considered at a meeting of shareholders.

With respect to special meetings of shareholders, only the business specified in our notice of the meeting may be brought before the meeting. Nominations of persons for election to the board of trustees at a special meeting may be made only (1) pursuant to our notice of the meeting, (2) by the board of trustees or (3) provided that the board of trustees has determined that trustees will be elected at the meeting, by a shareholder who is entitled to vote at the meeting and who has complied with the advance notice provisions of the Declaration of Trust.

Our Declaration of Trust also provides that, subject to the provisions of any class or series of shares then outstanding and the mandatory provisions of any applicable laws or regulations or other provisions of the Declaration of Trust, the following actions may be taken by the shareholders, without concurrence by our board of trustees or the Investment Adviser, upon a vote by the holders of more than 50% of the outstanding shares entitled to vote to:

●	modify the Declaration of Trust;
●	remove the Investment Adviser or appoint a new investment adviser;
●	dissolve the Fund;
●	sell all or substantially all of our assets other than in the ordinary course of business; or
●	remove any trustee with or without cause (provided the aggregate number of trustees after such removal shall not be less than the minimum required by the Declaration of Trust).

The purpose of requiring shareholders to give us advance notice of nominations and other business is to afford our board of trustees a meaningful opportunity to consider the qualifications of the proposed nominees and the advisability of any other proposed business and, to the extent deemed necessary or desirable by our board of trustees, to inform shareholders and make recommendations about such qualifications or business, as well as to provide a more orderly procedure for conducting meetings of shareholders. Although our Declaration of Trust does not give our board of trustees any power to disapprove shareholder nominations for the election of trustees or proposals recommending certain action, they may have the effect of precluding a contest for the election of trustees or the consideration of shareholder proposals if proper procedures are not followed and of discouraging or deterring a third party from conducting a solicitation of proxies to elect its own slate of trustees or to approve its own proposal without regard to whether consideration of such nominees or proposals might be harmful or beneficial to us and our shareholders.

Our Investment Adviser may not, without the approval of a vote by the holders of more than 50% of the outstanding shares entitled to vote on such matters:

●	modify the Investment Advisory Agreement except for amendments that would not adversely affect the rights of our shareholders;
●	except as otherwise permitted under the Investment Advisory Agreement, voluntarily withdraw as our investment adviser unless such withdrawal would not affect our tax status and would not materially adversely affect our shareholders;
●	appoint a new investment adviser (other than a sub-adviser pursuant to the terms of the Investment Advisory Agreement and applicable law);
●	sell all or substantially all of our assets other than in the ordinary course of our business or as otherwise permitted by law; or
●	cause the merger or similar reorganization of the Fund.

Amendment of the Declaration of Trust and Bylaws

Our Declaration of Trust provides that shareholders are entitled to vote upon a proposed amendment to the Declaration of Trust if the amendment would adversely affect the rights of shareholders. Approval of any such amendment must be approved by the holders of more than 50% of the outstanding shares of the Fund entitled to vote on the matter. In addition, the affirmative vote of shareholders entitled to cast at least two-thirds of the votes entitled to be cast on the matter are necessary to effect (a) any amendment to our Declaration of Trust to make our Common Shares a “redeemable security” or to convert the Fund, whether by merger or otherwise, from a closed-end company to an open-end company and (b) any amendment to certain specific provisions of our Declaration of Trust. If the board of trustees approves a proposal or amendment pursuant to the prior sentence by a vote of at least two-thirds of such board of trustees, then only the affirmative vote of the holders of more than 50% of the outstanding shares of the Fund entitled to vote on the matter shall be required to approve such matter.

Our Declaration of Trust provides that our board of trustees has the exclusive power to adopt, alter or repeal any provision of our bylaws and to make new bylaws; provided, however, that if any amendment to our bylaws adversely affects the voting rights of shareholders, such amendment must be approved by the affirmative vote of holders of a majority of our outstanding securities entitled to vote on the matter, which means the lesser of (1) 67% or more of the voting securities present at a meeting if more than 50% of the outstanding voting securities are present or represented by proxy, or (2) more than 50% of the outstanding voting securities. Except as described above and for certain provisions of our Declaration of Trust relating to shareholder voting and the removal of trustees, our Declaration of Trust provides that our board of trustees may amend our Declaration of Trust without any vote of our shareholders.

Actions by the Board Related to Merger, Conversion or Reorganization

The board of trustees may, without the approval of holders of our outstanding shares, approve a merger, conversion, consolidation or other reorganization of the Fund, provided that the resulting entity is a business development company under the 1940 Act. The Fund will not permit the Investment Adviser to cause any other form of merger or other reorganization of the Fund without the affirmative vote by the holders of more than fifty percent (50%) of the outstanding shares of the Fund entitled to vote on the matter.

Derivative Actions

No person, other than a trustee, who is not a shareholder shall be entitled to bring any derivative action, suit or other proceeding on behalf of the Fund. No shareholder may maintain a derivative action on behalf of the Fund unless holders of at least ten percent

(10%) of the outstanding shares join in the bringing of such action. A “derivative” action does not include any derivative or other action arising under the U.S. federal securities laws and certain state securities laws.

In addition to the requirements set forth in Section 3816 of the Delaware Statutory Trust Statute, a shareholder may bring a derivative action on behalf of the Fund only if the following conditions are met: (i) the shareholder or shareholders must make a pre-suit demand upon the board of trustees to bring the subject action unless an effort to cause the board of trustees to bring such an action is not likely to succeed; and a demand on the board of trustees shall only be deemed not likely to succeed and therefore excused if a majority of the board of trustees, or a majority of any committee established to consider the merits of such action, is composed of board of trustees who are not “independent trustees” (as that term is defined in the Delaware Statutory Trust Statute); and (ii) unless a demand is not required under clause (i) above, the board of trustees must be afforded a reasonable amount of time to consider such shareholder request and to investigate the basis of such claim; and the board of trustees shall be entitled to retain counsel or other advisors in considering the merits of the request and may require an undertaking by the shareholders making such request to reimburse the Fund for the expense of any such advisors in the event that the board of trustees determine not to bring such action. For purposes of this paragraph, the board of trustees may designate a committee of one or more trustees to consider a shareholder demand.

Restrictions on Roll-Up Transactions

In connection with a proposed “roll-up transaction,” which, in general terms, is any transaction involving the acquisition, merger, conversion or consolidation, directly or indirectly, of us and the issuance of securities of an entity that would be created or would survive after the successful completion of the roll-up transaction, we will obtain an appraisal of all of our properties from an independent expert. In order to qualify as an independent expert for this purpose, the person or entity must have no material current or prior business or personal relationship with us and must be engaged to a substantial extent in the business of rendering opinions regarding the value of assets of the type held by us, who is qualified to perform such work. Our assets will be appraised on a consistent basis, and the appraisal will be based on the evaluation of all relevant information and will indicate the value of our assets as of a date immediately prior to the announcement of the proposed roll-up transaction. The appraisal will assume an orderly liquidation of our assets over a 12-month period. The terms of the engagement of such independent expert will clearly state that the engagement is for our benefit and the benefit of our shareholders. We will include a summary of the appraisal, indicating all material assumptions underlying the appraisal, in a report to the shareholders in connection with the proposed roll-up transaction. If the appraisal will be included in a prospectus used to offer the securities of the roll-up entity, the appraisal will be filed with the SEC and the states as an exhibit to the registration statement for this offering.

In connection with a proposed roll-up transaction, the person sponsoring the roll-up transaction must offer to the shareholders who vote against the proposal a choice of:

●	accepting the securities of the entity that would be created or would survive after the successful completion of the roll-up transaction offered in the proposed roll-up transaction; or
●	one of the following:
●	remaining as shareholders and preserving their interests in us on the same terms and conditions as existed previously; or
●	receiving cash in an amount equal to their pro rata share of the appraised value of our net assets.

We are prohibited from participating in any proposed roll-up transaction:

●	which would result in shareholders having voting rights in the entity that would be created or would survive after the successful completion of the roll-up transaction that are less than those provided in the Declaration of Trust, including rights with respect to the election and removal of trustees, annual and special meetings, amendments to the Declaration of Trust and our dissolution;
●	which includes provisions that would operate as a material impediment to, or frustration of, the accumulation of Common Shares by any purchaser of the securities of the entity that would be created or would survive after the successful completion of the roll-up transaction, except to the minimum extent necessary to preserve the tax status of such entity, or which would limit the ability of an investor to exercise the voting rights of its securities of the entity that would be created or would survive after the successful completion of the roll-up transaction on the basis of the number of shares held by that investor;

●	in which shareholders’ rights to access to records of the entity that would be created or would survive after the successful completion of the roll-up transaction will be less than those provided in the Declaration of Trust;
●	in which we would bear any of the costs of the roll-up transaction if the shareholders reject the roll-up transaction; or
●	unless the organizational documents of the entity that would survive the roll-up transaction provide that neither its adviser nor its intermediary-manager may vote or consent on matters submitted to its shareholders regarding the removal of its adviser or any transaction between it and its adviser or any of

Access to Records

Any shareholder will be permitted access to all of our records to which they are entitled under applicable law at all reasonable times and may inspect and copy any of them for a reasonable copying charge. Inspection of our records by the office or agency administering the securities laws of a jurisdiction will be provided upon reasonable notice and during normal business hours. An alphabetical list of the names, addresses and business telephone numbers of our shareholders, along with the number of Common Shares held by each of them, will be maintained as part of our books and records and will be available for inspection by any shareholder or the shareholder’s designated agent at our office. The shareholder list will be updated at least quarterly to reflect changes in the information contained therein. A copy of the list will be mailed to any shareholder who requests the list within ten days of the request. A shareholder may request a copy of the shareholder list for any proper and legitimate purpose, including, without limitation, in connection with matters relating to voting rights and the exercise of shareholder rights under federal proxy laws. A shareholder requesting a list will be required to pay reasonable costs of postage and duplication. Such copy of the shareholder list shall be printed in alphabetical order, on white paper, and in readily readable type size (no smaller than 10 point font).

A shareholder may also request access to any other corporate records. If a proper request for the shareholder list or any other corporate records is not honored, then the requesting shareholder will be entitled to recover certain costs incurred in compelling the production of the list or other requested corporate records as well as actual damages suffered by reason of the refusal or failure to produce the list. However, a shareholder will not have the right to, and we may require a requesting shareholder to represent that it will not, secure the shareholder list or other information for the purpose of selling or using the list for a commercial purpose not related to the requesting shareholder’s interest in our affairs. We may also require that such shareholder sign a confidentiality agreement in connection with the request.

Reports to Shareholders

Within 45 days after each fiscal quarter, we will distribute our quarterly report on Form 10-Q to all shareholders of record. In addition, we will distribute our annual report on Form 10-K to all shareholders within 120 days after the end of each calendar year, which must contain, among other things, a breakdown of the expenses reimbursed by us to the Investment Adviser. These reports will also be available on our website www.gcredbdc.com, when available, and on the SEC’s website at www.sec.gov. Information contained in, or accessible through, our website is not part of this prospectus.

Subject to availability, you may authorize us to provide prospectuses, prospectus supplements, annual reports and other information, or documents, electronically by so indicating on your subscription agreement, or by sending us instructions in writing in a form acceptable to us to receive such documents electronically. Unless you elect in writing to receive documents electronically, all documents will be provided in paper form by mail. You must have internet access to use electronic delivery. While we impose no additional charge for this service, there may be potential costs associated with electronic delivery, such as on-line charges. Documents will be available on our website at www.gcredbdc.com. You may access and print all documents provided through this service. As documents become available, we will notify you of this by sending you an e-mail message that will include instructions on how to retrieve the document. If our e-mail notification is returned to us as “undeliverable,” we will contact you to obtain your updated e-mail address. If we are unable to obtain a valid e-mail address for you, we will resume sending a paper copy by regular U.S. mail to your address of record. You may revoke your consent for electronic delivery at any time and we will resume sending you a paper copy of all required documents. However, in order for us to be properly notified, your revocation must be given to us a reasonable time before electronic delivery has commenced. We will provide you with paper copies at any time upon request. Such request will not constitute revocation of your consent to receive required documents electronically.

Conflict with the 1940 Act

Our Declaration of Trust provides that, if and to the extent that any provision of Delaware law, or any provision of our Declaration of Trust conflicts with any provision of the 1940 Act, the applicable provision of the 1940 Act will control.

DETERMINATION OF NET ASSET VALUE AND SHARE PRICE

The NAV per share of our outstanding shares of Common Shares is determined quarterly by dividing the value of total assets minus liabilities by the total number of shares outstanding.

In calculating the value of our total assets, investment transactions are recorded on the trade date. Realized gains or losses are computed using the specific identification method. Investments for which market quotations are readily available are valued at such market quotations. Debt and equity securities that are not publicly traded or whose market price is not readily available are valued at fair value as determined in good faith by our board of trustees based on the input of management and the audit committee. In addition, the board of trustees has retained independent valuation firms to review the valuation of each portfolio investment for which a market quotation is not available at least once during each 12-month period.

The valuation process is conducted at the end of each fiscal quarter, with a portion of our valuations of portfolio companies without market quotations subject to review by the independent valuation firms each quarter. When an external event with respect to one of our portfolio companies, such as a purchase transaction, public offering or subsequent equity sale occurs, we expect to use the pricing indicated by the external event to corroborate our valuation.

We value investments for which market quotations are readily available at their market quotations. However, a readily available market value is not expected to exist for many of the investments in our portfolio, and we value these portfolio investments at fair value as determined in good faith by our board of trustees under our valuation policy and process. Valuation methods include comparisons of the portfolio companies to peer companies that are public, determination of the enterprise value of a portfolio company, discounted cash flow analysis and a market interest rate approach. The factors that are taken into account in fair value pricing investments include: available current market data, including relevant and applicable market trading and transaction comparables; applicable market yields and multiples; security covenants; call protection provisions; information rights; the nature and realizable value of any collateral; the portfolio company’s ability to make payments, its earnings and discounted cash flows and the markets in which it does business; comparisons of financial ratios of peer companies that are public; comparable merger and acquisition transactions; and the principal market and enterprise values. When an external event such as a purchase transaction, public offering or subsequent equity sale occurs, we will consider the pricing indicated by the external event to corroborate the private equity valuation. Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the investments can differ significantly from the values that would have been used had a readily available market value existed for such investments and differ materially from values that are ultimately received or settled.

Our board of trustees is ultimately and solely responsible for determining, in good faith, the fair value of investments that are not publicly traded, whose market prices are not readily available on a quarterly basis or any other situation where portfolio investments require a fair value determination.

With respect to investments for which market quotations are not readily available, our board of trustees undertakes a multi-step valuation process each quarter, as described below:

●	Our quarterly valuation process begins with each portfolio company investment being initially valued by the investment professionals of GC Advisors responsible for credit monitoring.
●	Preliminary valuation conclusions are then documented and discussed with our senior management and GC Advisors. The audit committee of our board of trustees reviews these preliminary valuations.
●	At least once annually the valuation for each portfolio investment, subject to a de minimis threshold, is reviewed by an independent valuation firm.
●	The board of trustees discusses valuations and determines the fair value of each investment in our portfolio in good faith.

Determination of fair values involves subjective judgments and estimates. Under current accounting standards, the notes to our consolidated financial statements refer to the uncertainty with respect to the possible effect of such valuations, and any change in such valuations, on our consolidated financial statements.

We follow ASC Topic 820 for measuring fair value. Fair value is the price that would be received in the sale of an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Where available, fair value is based on observable market prices or parameters, or derived from such prices or parameters. Where observable prices or inputs are not available, valuation models are applied. These valuation models involve some level of management estimation and judgment, the degree of which is dependent on the price transparency for the assets or liabilities or market and the assets’ or liabilities’ complexity. Our fair value analysis includes an analysis of the value of any unfunded loan commitments. Assets and liabilities are categorized for disclosure purposes based upon the level of judgment associated with the inputs used to measure their value. The valuation hierarchical levels are based upon the transparency of the inputs to the valuation of the asset or liability as of the measurement date. The three levels are defined as follows:

Level 1:   Inputs are unadjusted, quoted prices in active markets for identical assets or liabilities at the measurement date.

Level 2:   Inputs include quoted prices for similar assets or liabilities in active markets and inputs that are observable for the assets or liabilities, either directly or indirectly, for substantially the full term of the assets or liabilities.

Level 3:   Inputs include significant unobservable inputs for the assets or liabilities and include situations where there is little, if any, market activity for the assets or liabilities. The inputs into the determination of fair value are based upon the best information available and may require significant management judgment or estimation.

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an asset’s or a liability’s categorization within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. Our assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and we consider factors specific to the asset or liability. We assess the levels of assets and liabilities at each measurement date, and transfers between levels are recognized on the actual date of the event or change in circumstances that caused the transfers. The following section describes the valuation techniques used by us to measure different assets and liabilities at fair value and includes the level within the fair value hierarchy in which the assets and liabilities are categorized.

Level 1 investments are valued using quoted market prices. Level 2 investments are valued using market consensus prices that are corroborated by observable market data and quoted market prices for similar assets and liabilities. Level 3 investments are valued at fair value as determined in good faith by our board of trustees, based on input of management, the audit committee and independent valuation firms that have been engaged at the direction of our board of trustees to assist in the valuation of each portfolio investment without a readily available market quotation at least once during a trailing twelve-month period under a valuation policy and a consistently applied valuation process. This valuation process is conducted at the end of each fiscal quarter, with approximately 25% (based on the number of portfolio companies) of our valuations of debt and equity investments without readily available market quotations subject to review by an independent valuation firm.

When determining fair value of Level 3 debt and equity investments, we may take into account the following factors, where relevant: the enterprise value of a portfolio company, the nature and realizable value of any collateral, the portfolio company’s ability to make payments and its earnings and discounted cash flows, the markets in which the portfolio company does business, comparisons to publicly traded securities, and changes in the interest rate environment and the credit markets generally that may affect the price at which similar investments may be made and other relevant factors. The primary method for determining enterprise value uses a multiple analysis whereby appropriate multiples are applied to the portfolio company’s EBITDA. A portfolio company’s EBITDA may include pro forma adjustments for items such as acquisitions, divestitures, or expense reductions. The enterprise value analysis is performed to determine the value of equity investments and to determine if debt investments are credit impaired. If debt investments are credit impaired, we will use the enterprise value analysis or a liquidation basis analysis to determine fair value. For debt investments that are not determined to be credit impaired, we use a market interest rate yield analysis to determine fair value.

In addition, for certain debt investments, we may base our valuation on indicative bid and ask prices provided by an independent third party pricing service. Bid prices reflect the highest price that we and others may be willing to pay. Ask prices represent the lowest price that we and others may be willing to accept. We generally use the midpoint of the bid/ask range as our best estimate of fair value of such investment.

Due to the inherent uncertainty of determining the fair value of Level 3 investments that do not have a readily available market value, the fair value of the investments may differ significantly from the values that would have been used had a market existed for such investments and may differ materially from the values that may ultimately be received or settled. Further, such investments are generally subject to legal and other restrictions or otherwise are less liquid than publicly traded instruments. If we were required to liquidate a portfolio investment in a forced or liquidation sale, we may realize significantly less than the value at which such investment had previously been recorded. Our investments are subject to market risk. Market risk is the potential for changes in the value due to market changes. Market risk is directly impacted by the volatility and liquidity in the markets in which the investments are traded.

Our most recently determined NAV and net offering price per share will be available on our website: www.gcredbdc.com.

Share Price Determinations in Connection with this Offering

In connection with each sale of shares of our Common Shares, we intend to sell our shares at an offering price per share (exclusive of any upfront placement or other fees) (“net offering price”) as determined in accordance with our share pricing policy. Under such policy, in connection with each monthly closing on the sale of shares of Class S shares, Class D shares and Class I shares offered pursuant to this prospectus, our board of trustees has authorized the Investment Adviser to establish a net offering price that it believes reflects a price per share that is no less than the then-current NAV per share. We will modify our public offering price to the extent necessary to comply with the requirements of the 1940 Act, including the requirement that we not sell our Common Shares at a net offering price below our NAV per share unless we obtain the requisite approval from our shareholders.

For sales that occur in months in which the Fund’s NAV is not determined pursuant to the valuation procedures described above, the Investment Adviser will estimate whether any change in the NAV per share of each class of our Common Shares as disclosed in our most recent periodic report filed with the SEC has occurred, including due to, among other factors, accrued investment income and expenses, any realization of net gains or losses from the sale of a portfolio investment and any material change in the fair value of portfolio investments reviewed by the Investment Adviser or its affiliates, in each case, from the period beginning on the date of the most recently disclosed NAV per share to the date on which the offering price for such month is determined. As part of management’s assessment, it may consider such information as it deems relevant in determining whether a portfolio investment’s fair value has changed and may involve third parties in such assessment, but does not expect to determine a new fair value for each portfolio holding for the Fund as a result of such assessment. Any such estimated changes to the fair value of the Fund’s investments will be utilized in determining the net offering price of the Fund’s shares for that month and for other purposes of the Fund’s operations.

To the extent there is a possibility that we could sell shares of any class of our Common Shares at a price which, after deducting any upfront sales load, is below the then-current NAV per share of the applicable class at the time at which the sale is made, our board of trustees or a delegation thereof will elect to either (i) postpone the closing until such time that there is no longer the possibility of the occurrence of such event or (ii) determine the NAV per share within two days prior to any such sale, in each case, to ensure that such sale will not be at a price which, after deducting any upfront sales load, is below the then-current NAV per share of the applicable class.

We intend to report our price per share as of the last day of each month on our website, when available, within 20 business days of the last day of each month. Once such share price is reported, your account will be adjusted to reflect the number of Common Shares (including fractional shares) purchased by you at the time of your subscription.

HOW TO SUBSCRIBE

You may buy or request that we repurchase Common Shares through your financial advisor, a participating broker or other financial intermediary that has a selling agreement with the Managing Dealer. Because an investment in our Common Shares involves many considerations, your financial advisor or other financial intermediary may help you with this decision. Due to the illiquid nature of investments in originated loans, our Common Shares are only suitable as a long-term investment. Because there is no public market for our shares, shareholders may have difficulty selling their shares if we choose to repurchase only some, or even none, of the shares in a particular quarter, or if our board of trustees modifies, suspends or terminates share repurchase program.

Investors who meet the suitability standards described herein may purchase Common Shares. See “Suitability Standards” in this prospectus. Investors seeking to purchase Common Shares must proceed as follows:

●	Read this entire prospectus and any appendices and supplements accompanying this prospectus.
●	Complete the execution copy of the subscription agreement. A specimen copy of the subscription agreement, including instructions for completing it, is included in this prospectus as Appendix A. Subscription agreements may be executed manually or by electronic signature except where the use of such electronic signature has not been approved by the Managing Dealer. Should you execute the subscription agreement electronically, your electronic signature, whether digital or encrypted, included in the subscription agreement is intended to authenticate the subscription agreement and to have the same force and effect as a manual signature.
●	Deliver a check, submit a wire transfer, instruct your broker to make payment from your brokerage account or otherwise deliver funds for the full purchase price of the Common Shares being subscribed for along with the completed subscription agreement to the participating broker. Checks should be made payable, or wire transfers directed, to “Golub Capital Private Credit Fund.” For Class S and Class D shares, after you have satisfied the applicable minimum purchase requirement of $2,500, additional purchases must be in increments of $500. For Class I shares, after you have satisfied the applicable minimum purchase requirement of $1,000,000, additional purchases must be in increments of $500, unless such minimums are waived by the Managing Dealer. The minimum subsequent investment does not apply to purchases made under our distribution reinvestment plan.
●	By executing the subscription agreement and paying the total purchase price for the Common Shares subscribed for, each investor attests that he or she meets the suitability standards as stated in the subscription agreement and agrees to be bound by all of its terms. Certain participating brokers may require additional documentation.

A sale of the shares to a subscriber may not be completed until at least five business days after the subscriber receives our final prospectus. Subscriptions to purchase our Common Shares may be made on an ongoing basis, but investors may only purchase our Common Shares pursuant to accepted subscription orders as of the first day of each month (based on the net offering price per share as determined as of the previous day, being the last day of the preceding month), and to be accepted, a subscription request including the full subscription amount must be received in good order at least five business days prior to the first calendar day of the month (unless waived by the Managing Dealer).

For example, if you wish to subscribe for Common Shares in October, your subscription request must be received in good order at least five business days before November 1. Notice of each share transaction will be furnished to shareholders (or their financial representatives) as soon as practicable but not later than seven business days after the Fund’s net offering price as of October 31 is determined and credited to the shareholder’s account, together with information relevant for personal and tax records. While a shareholder will not know the net offering price applicable on the effective date of the share purchase, the net offering price applicable to a purchase of shares will be available on our website at www.gcredbdc.com generally within 20 business days after the effective date of the share purchase; at that time, the number of shares based on that net offering price and each shareholder’s purchase will be determined and shares are credited to the shareholder’s account as of the effective date of the share purchase. In this example, if accepted, your subscription would be effective on the first calendar day of November.

If for any reason we reject the subscription, or if the subscription request is canceled before it is accepted or withdrawn as described below, we will return the subscription agreement and the related funds, without interest or deduction, within ten business days after such rejection, cancellation or withdrawal.

Common Shares purchased by a fiduciary or custodial account will be registered in the name of the fiduciary account and not in the name of the beneficiary. If you place an order to buy shares and your payment is not received and collected, your purchase may be canceled and you could be liable for any losses or fees we have incurred.

You have the option of placing a transfer on death (TOD), designation on your shares purchased in this offering. A TOD designation transfers the ownership of the shares to your designated beneficiary upon your death. This designation may only be made by individuals, not entities, who are the sole or joint owners with right to survivorship of the shares. If you would like to place a TOD designation on your shares, you must check the TOD box on the subscription agreement and you must complete and return a TOD form, which you may obtain from your financial advisor, in order to effect the designation.

Purchase Price

Class S shares, Class D shares and Class I shares are sold at the net offering price per share, as described in “Determination of Net Asset Value and Share Price.” Each class of shares may have a different net offering price per share because shareholder servicing and/or distribution fees differ with respect to each class.

For each class of shares, we will take purchase orders and hold investors’ funds in an interest-bearing escrow account until we receive purchase orders for at least 100 investors in such class. If we do not receive subscription orders from at least 100 investors by one year following the date in which proceeds were placed into the escrow account for such class, our escrow agent will promptly send you a full refund of your investment with interest and without deduction for escrow expenses. If said class breaks escrow and commence operations, interest earned on funds in escrow will be released to our account and constitute part of our net assets.

If you participate in our distribution reinvestment plan, the cash distributions attributable to the class of shares that you purchase in our primary offering will be automatically invested in additional shares of the same class. The purchase price for shares purchased under our distribution reinvestment plan will be equal to the most recent net offering price per share for such shares at the time the distribution is payable.

We will generally adhere to the following procedures relating to purchases of Common Shares in this continuous offering:

●	On each business day, our transfer agent will collect purchase orders. Notwithstanding the submission of an initial purchase order, we can reject purchase orders for any reason, even if a prospective investor meets the minimum suitability requirements outlined in our prospectus. Investors may only purchase our Common Shares pursuant to accepted subscription orders as of the first day of each month (based on the net offering price per share as determined as of the previous day, being the last day of the preceding month), and to be accepted, a subscription request must be made with a completed and executed subscription agreement in good order and payment of the full purchase price of our Common Shares being subscribed at least five business days prior to the first day of the month. If a purchase order is received less than five business days prior to the first day of the month, unless waived by the Managing Dealer, the purchase order will be executed in the next month’s closing at the transaction price applicable to that month. As a result of this process, the price per share at which your order is executed may be different than the price per share for the month in which you submitted your purchase order.
●	Generally, within 20 business days after the first calendar day of each month, we will determine the net offering price per share for each share class as of the last calendar day of the immediately preceding month, which will be the purchase price for shares purchased with that effective date.
●	Completed subscription requests will not be accepted by us before two business days before the first calendar day of each month.
●	Subscribers are not committed to purchase shares at the time their subscription orders are submitted and any subscription may be canceled at any time before the time it has been accepted as described in the previous sentence. You may withdraw your purchase request by notifying the transfer agent, through your financial intermediary or directly on our toll-free, automated telephone line, 844-373-0973.
●	You will receive a confirmation statement of each new transaction in your account as soon as practicable but generally not later than seven business days after the shareholder transactions are settled when the applicable offering price per share is determined. The confirmation statement will include information on how to obtain information we have filed with the SEC and made publicly available on our website, www.gcredbdc.com, including supplements to the prospectus.

The net offering price per share may vary significantly from one month to the next. Through our website at www.gcredbdc.com, when available, you will have information about the most recently available offering price per share.

In contrast to securities traded on an exchange or over-the-counter, where the price often fluctuates as a result of, among other things, the supply and demand of securities in the trading market, the net offering price per share will be calculated once monthly pursuant to our share pricing policy, and the price at which we sell new shares and repurchase outstanding shares will not change depending on the level of demand by investors or the volume of requests for repurchases.

PLAN OF DISTRIBUTION

General

We are offering a maximum of $5,000,000,000 in Class S shares, Class D shares and Class I shares pursuant to this prospectus on a “best efforts” basis through Arete Wealth Management, LLC, the Managing Dealer, a registered broker-dealer. Because this is a “best efforts” offering, the Managing Dealer must only use its best efforts to sell the shares, which means that no underwriter, broker or other person will be obligated to purchase any shares. The Managing Dealer is headquartered at 1115 W. Fulton Market, 3rd Floor, Chicago, IL 60607.

The Fund intends that the Common Shares offered pursuant to this prospectus will not be listed on any national securities exchange, and neither the Managing Dealer nor the participating brokers intend to act as market-makers with respect to our Common Shares. Because no public market is expected for the shares, shareholders will likely have limited ability to sell their shares until there is a liquidity event for the Fund.

We are offering to the public three classes of Common Shares: Class S shares, Class D shares and Class I shares. We previously conducted the Private Offering of Class F shares. Following the completion of the Private Offering and prior to the commencement of this offering, the Fund’s Class F shares were reclassified as Class I shares. No Class F shares will be issued or sold in this offering. We are offering to sell any combination of Class S shares, Class D shares and Class I shares with a dollar value up to the maximum offering amount. All investors must meet the suitability standards discussed in the section of this prospectus entitled “Suitability Standards.” The share classes have different ongoing shareholder servicing and/or distribution fees.

For each class of shares, we will take purchase orders and hold investors’ funds in an interest-bearing escrow account until we receive purchase orders for at least 100 investors in such class. If we do not receive subscription orders from at least 100 investors by one year following the date in which proceeds were placed into the escrow account for such class, our escrow agent will promptly send you a full refund of your investment with interest and without deduction for escrow expenses. If said class breaks escrow and commence operations, interest earned on funds in escrow will be released to our account and constitute part of our net assets. Our escrow agent is UMB Bank, N.A., 928 Grand Boulevard, 12th floor, Kansas City, MO 64106.

Class S shares are available through brokerage and transactional-based accounts. Class D shares are generally available for purchase in this offering only (1) through fee-based programs, also known as wrap accounts, that provide access to Class D shares, (2) through participating brokers that have alternative fee arrangements with their clients to provide access to Class D shares, (3) through transaction/brokerage platforms at participating brokers, (4) through certain registered investment advisers, (5) through bank trust departments or any other organization or person authorized to act in a fiduciary capacity for its clients or customers or (6) other categories of investors that we name in an amendment or supplement to this prospectus. Class I shares are generally available for purchase in this offering only (1) through fee-based programs, also known as wrap accounts, that provide access to Class I shares, (2) by endowments, foundations, pension funds and other institutional investors, (3) through participating brokers that have alternative fee arrangements with their clients to provide access to Class I shares, (4) through certain registered investment advisers, (5) by our executive officers and trustees and their immediate family members, as well as officers and employees of the Investment Adviser, Golub Capital or other affiliates and their immediate family members, and joint venture partners, consultants and other service providers or (6) other categories of investors that we name in an amendment or supplement to this prospectus. In certain cases, where a holder of Class S or Class D shares exits a relationship with a participating broker for this offering and does not enter into a new relationship with a participating broker for this offering, such holder’s shares may be exchanged into an equivalent NAV amount of Class I shares. We may also offer Class I shares to certain feeder vehicles primarily created to hold our Class I shares, which in turn offer interests in themselves to investors; we expect to conduct such offerings pursuant to exceptions to registration under the Securities Act and not as a part of this offering. Such feeder vehicles may have additional costs and expenses, which would be disclosed in connection with the offering of their interests. We may also offer Class I shares to other investment vehicles. The minimum initial investment for Class I shares is $1,000,000, unless waived by the Managing Dealer. If you are eligible to purchase all three classes of shares, then in most cases you should purchase Class I shares because participating brokers will not charge transaction or other fees, including upfront placement fees or brokerage commissions, on Class I shares and Class I shares have no shareholder servicing and/or distribution fees, which will reduce the NAV, net offering price or distributions of the other share classes. However, Class I shares will not receive shareholder services. Before making your investment decision, please consult with your investment adviser regarding your account type and the classes of Common Shares you may be eligible to purchase. Neither the Managing Dealer nor its affiliates will directly or indirectly compensate any person engaged as an investment advisor or bank trust department by a potential investor as an inducement for such investment advisor or bank trust department to advise favorably for an investment in us.

The number of shares we have registered pursuant to the registration statement of which this prospectus forms a part is the number that we reasonably expect to be offered and sold within two years from the initial effective date of the registration statement. Under applicable SEC rules, we may extend this offering one additional year if all of the shares we have registered are not yet sold within two years. With the filing of a registration statement for a subsequent offering, we may also be able to extend this offering beyond three years until the follow-on registration statement is declared effective. Pursuant to this prospectus, we are offering to the public all of the shares that we have registered. Although we have registered a fixed dollar amount of our shares, we intend effectively to conduct a continuous offering of an unlimited number of Common Shares over an unlimited time period by filing a new registration statement prior to the end of the three-year period described in Rule 415. In such a circumstance, the issuer may also choose to enlarge the continuous offering by including on such new registration statement a further amount of securities, in addition to any unsold securities covered by the earlier registration statement.

This offering must be registered in every state in which we offer or sell shares. Generally, such registrations are for a period of one year. Thus, we may have to stop selling shares in any state in which our registration is not renewed or otherwise extended annually. We reserve the right to terminate this offering at any time and to extend our offering term to the extent permissible under applicable law.

Purchase Price

Shares are sold at the then-current net offering price per share, as described in “Determination of Net Asset Value and Share Price.” Each class of shares may have a different purchase price per share because shareholder servicing and/or distribution fees differ with respect to each class.

Underwriting Compensation

We entered into a Managing Dealer Agreement with the Managing Dealer, pursuant to which the Managing Dealer will agree to, among other things, manage our relationships with third-party brokers engaged by the Managing Dealer to participate in the distribution of our Class I Shares, Class D Shares and Class S Shares, which we refer to as “participating brokers,” and financial advisors. The Managing Dealer also coordinates our marketing and distribution efforts with participating brokers and their registered representatives with respect to communications related to the terms of this offering, our investment strategies, material aspects of our operations and subscription procedures. As set forth in and pursuant to the Managing Dealer Agreement, we will pay the Managing Dealer certain fees, including, a $35,000 engagement fee that is payable upon the effective date of this offering, a $250,000 fixed managing dealer fee that is payable for the first 15 months of this offering in five equal quarterly installments following effectiveness of this offering and a two basis point variable managing dealer fee that is payable quarterly in arrears on any new capital raised in this offering following the expiration of the initial 15-month period of this offering. Such fees will be borne indirectly by all shareholders of the Fund. We will not pay referral or similar fees to any accountants, attorneys or other persons in connection with the distribution of our shares.

Upfront Sales Loads

Class S, Class D and Class I Shares. Neither the Fund nor the Managing Dealer will charge an upfront sales load with respect to Class S shares, Class D shares or Class I shares; however, if you buy Class S shares or Class D shares through certain financial intermediaries, they may directly charge you transaction or other fees, including upfront placement fees or brokerage commissions, in such amount as they may determine, provided that selling agents limit such charges to a 1.5% cap on the net offering price for Class D shares and a 3.5% cap on the net offering price for Class S shares. Selling agents will not charge such fees on Class I shares.

Shareholder Servicing and/or Distribution Fees — Class S and Class D

The following table shows the shareholder servicing and/or distribution fees we pay the Managing Dealer with respect to the Class S shares, Class D shares and Class I shares on an annualized basis as a percentage of our NAV for such class. The shareholder servicing and/or distribution fees will be paid monthly in arrears, calculated using the NAV of the applicable class.

Shareholder
Servicing and/or
Distribution
Fee as a %
of NAV
Class S shares	0.85%
Class D shares	0.25%
Class I shares	—%

Subject to FINRA and other limitations on underwriting compensation described in “—Limitations on Underwriting Compensation” below, we will pay a shareholder servicing and/or distribution fee on a monthly basis equal to 0.85% per annum of the aggregate NAV for the Class S shares and a shareholder servicing and/or distribution fee equal to 0.25% per annum of the aggregate NAV for the Class D shares.

The shareholder servicing and/or distribution fees will be paid monthly in arrears. The distribution and servicing expenses borne by the participating brokers may be different from and substantially less than the amount of shareholder servicing and/ or distribution fees charged. The Managing Dealer will reallow (pay) all or a portion of the shareholder servicing and/or distribution fees to participating brokers and servicing brokers for ongoing shareholder services performed by such brokers, and will waive shareholder servicing and/or distribution fees to the extent a broker is not eligible to receive it for failure to provide such services. All or a portion of the shareholder servicing and/or distribution fee may be used to pay for sub-transfer agency, sub-accounting and certain other administrative services. The Fund also may pay for these sub-transfer agency, sub-accounting and certain other administrative services outside of the shareholder servicing and/or distribution fees and its Distribution and Servicing Plan. Because the shareholder servicing and/or distribution fees with respect to Class S shares and Class D shares are calculated based on the aggregate NAV for all of the outstanding shares of each such class, it reduces the NAV with respect to all shares of each such class, including shares issued under our distribution reinvestment plan.

Eligibility to receive the shareholder servicing and/or distribution fee is conditioned on a broker providing the following ongoing services with respect to the Class S or Class D shares: assistance with recordkeeping, answering investor inquiries regarding us, including regarding distribution payments and reinvestments, helping investors understand their investments upon their request, and assistance with share repurchase requests. If the applicable broker is not eligible to receive the shareholder servicing and/or distribution fee due to failure to provide these services, the Managing Dealer will waive the shareholder servicing and/or distribution fee that broker would have otherwise been eligible to receive. The shareholder servicing and/or distribution fees are ongoing fees that are not paid at the time of purchase.

Other Compensation

We or the Investment Adviser may also pay directly, or reimburse the Managing Dealer if the Managing Dealer pays on our behalf, any organization and offering expenses (other than any upfront selling commissions and shareholder servicing and/or distribution fees).

Limitations on Underwriting Compensation

We will cease paying the shareholder servicing and/or distribution fee on the Class S shares and Class D shares on the earlier to occur of the following: (i) a listing of Class I shares, (ii) our merger or consolidation with or into another entity, or the sale or other disposition of all or substantially all of our assets or (iii) the date following the completion of the primary portion of this offering on which, in the aggregate, underwriting compensation from all sources in connection with this offering, including the shareholder servicing and/or distribution fee and other underwriting compensation, is equal to 10% of the gross proceeds from our primary offering.

In addition, consistent with the exemptive relief the Fund has applied for that would allow us to offer multiple classes of shares, at the end of the month in which the Managing Dealer in conjunction with the transfer agent determines that total transaction or other fees, including upfront placement fees or brokerage commissions, and shareholder servicing and/or distribution fees paid with respect to the shares held in a shareholder’s account would exceed, in the aggregate, 10% of the gross proceeds from the sale of such shares (or a lower limit as determined by the Managing Dealer or the applicable selling agent), we will cease paying the shareholder servicing and/or distribution fee on the Class S shares and Class D shares in such shareholder’s account. Compensation paid with respect to the shares in a shareholder’s account will be allocated among each share such that the compensation paid with respect to each individual share will not exceed 10% of the offering price of such share. We may modify this requirement in a manner that is consistent with applicable exemptive relief. At the end of such month, the Class S shares or Class D shares in such shareholder’s account will convert into a number of Class I shares (including any fractional shares), with an equivalent aggregate NAV as such Class S or Class D shares.

This offering is being made in compliance with FINRA Rule 2310. Under the rules of FINRA, all items of underwriting compensation, including any upfront selling commissions, Managing Dealer fees, reimbursement fees for bona fide due diligence expenses, training and education expenses, non-transaction based compensation paid to registered persons associated with the Managing Dealer in connection with the wholesaling of our offering, including supervision fees, technology fees, affiliation fees and licensing fees paid in connection with the registration of such persons, and all other forms of underwriting compensation, will not exceed 10% of the gross offering proceeds (excluding shares purchased through our distribution reinvestment plan).

Term of the Managing Dealer Agreement

Either party may terminate the Managing Dealer Agreement upon 60 days’ written notice to the other party or immediately upon notice to the other party in the event such other party failed to comply with a material provision of the Managing Dealer Agreement. Our obligations under the Managing Dealer Agreement to pay the shareholder servicing and/or distribution fees with respect to the Class S and Class D shares distributed in this offering as described therein shall survive termination of the agreement until such shares are no longer outstanding (including such shares that have been converted into Class I shares, as described above). The Managing Dealer Agreement also may be terminated at any time, without the payment of any penalty, by vote of a majority of the Fund’s trustees who are not “interested persons,” as defined in the 1940 Act, of the Fund and who have no direct or indirect financial interest in the operation of the Fund’s distribution plan or the Managing Dealer Agreement or by vote of a majority of the outstanding voting securities of the Fund, on not more than 60 days’ written notice to the Managing Dealer or the Investment Adviser. The Managing Dealer Agreement will automatically terminate in the event of its assignment, as defined in the 1940 Act.

Indemnification

To the extent permitted by law and our Declaration of Trust, we will indemnify the participating brokers and the Managing Dealer against some civil liabilities, including certain liabilities under the Securities Act, and liabilities arising from an untrue statement of material fact contained in, or omission to state a material fact in, this prospectus or the registration statement of which this prospectus is a part, blue sky applications or approved sales literature.

Supplemental Sales Material

In addition to this prospectus, we may use sales material in connection with the offering of shares. Some or all of the sales material may not be available in certain jurisdictions. This sales material may include information relating to this offering, the past performance of the Investment Adviser and its affiliates. In addition, the sales material may contain quotes from various publications without obtaining the consent of the author or the publication for use of the quoted material in the sales material.

We are offering Class S shares, Class D shares and Class I shares only by means of this prospectus. Although the information contained in the sales material for Class S shares, Class D shares and Class I shares will not conflict with any of the information contained in this prospectus, the sales material does not purport to be complete and should not be considered as a part of this prospectus or the registration statement of which this prospectus is a part, or as incorporated by reference in this prospectus or the registration statement, or as forming the basis of the offering of the Class S shares, Class D shares and Class I shares.

Share Distribution Channels and Special Discounts

We expect our Managing Dealer to use multiple distribution channels to sell our shares. These channels may charge different brokerage fees for purchases of our shares. Our Managing Dealer is expected to engage participating brokers in connection with the sale of the shares of this offering in accordance with participating broker agreements.

Offering Restrictions

Notice to Non-U.S. Investors

The shares described in this prospectus have not been registered and are not expected to be registered under the laws of any country or jurisdiction outside of the United States except as otherwise described in this prospectus. To the extent you are a citizen of, or domiciled in, a country or jurisdiction outside of the United States, please consult with your advisors before purchasing or disposing of shares.

DISTRIBUTION REINVESTMENT PLAN

We have adopted a distribution reinvestment plan, pursuant to which we will reinvest all cash dividends declared by the board of trustees on behalf of our shareholders who do not elect to receive their dividends in cash as provided below. As a result, if the board of trustees authorizes, and we declare, a cash dividend or other distribution, then our shareholders who have not opted out of our distribution reinvestment plan will have their cash distributions automatically reinvested in additional shares as described below, rather than receiving the cash dividend or other distribution. Distributions on fractional shares will be credited to each participating shareholder’s account to three decimal places.

No action is required on the part of a registered shareholder to have his, her or its cash dividend or other distribution reinvested in our shares. Shareholders can elect to “opt out” of the Fund’s distribution reinvestment plan in their subscription agreements (other than Alabama, Arkansas, California, Idaho, Kansas, Kentucky, Maine, Maryland, Massachusetts, Nebraska, New Jersey, North Carolina, Ohio, Oklahoma, Oregon, Texas, Vermont and Washington investors and clients of certain participating broker-dealers that do not permit automatic enrollment in our distribution reinvestment plan). Alabama, Arkansas, California, Idaho, Kansas, Kentucky, Maine, Maryland, Massachusetts, Nebraska, New Jersey, North Carolina, Ohio, Oklahoma, Oregon, Texas, Vermont and Washington investors and clients of certain participating broker-dealers that do not permit automatic enrollment in our distribution reinvestment plan will automatically receive their distributions in cash unless they elect to have their cash distributions reinvested in additional Common Shares. A shareholder may elect to receive its entire dividend in cash at any time by notifying the Fund’s transfer agent in writing. If, however, a shareholder requests to change its election within 95 days prior to a distribution, the request will be effective only with respect to distributions after the 95-day period. There will be no up-front selling commissions or managing dealer fees to you if you participate in the distribution reinvestment plan. We will pay the plan administrator fees under the plan.

Any purchases of our shares pursuant to our distribution reinvestment plan are dependent on the continued registration of our securities or the availability of an exemption from registration in the recipient’s home state. Participants in our distribution reinvestment plan are free to elect or revoke reinstatement in the distribution plan within a reasonable time as specified in the plan. If you elect to opt out of the plan, you will receive any distributions we declare in cash. For example, if our board of trustees authorizes, and we declare, a cash dividend, then if you have “opted out” of our distribution reinvestment plan, you will receive the cash distributions.

The purchase price for shares purchased under our distribution reinvestment plan will be equal to the most recent net offering price per share for such shares at the time the distribution is payable. Shares issued pursuant to our distribution reinvestment plan will have the same voting rights as our Common Shares offered pursuant to this prospectus.

If you are a registered shareholder, you may elect to have your entire distribution reinvested in additional shares by notifying the plan administrator and our transfer agent and registrar, in writing, so that such notice is received by the plan administrator no later than the record date to which such distribution relates. If you elect to reinvest your distributions in additional shares, the plan administrator will set up an account for shares you acquire through the plan and will hold such shares in non-certificated form. If your shares are held by a broker or other financial intermediary, you may “opt-out” of our distribution reinvestment plan by notifying your broker or other financial intermediary of your election.

During each quarter, but in no event later than 30 days after the end of each calendar quarter, our transfer agent or another designated agent will mail and/or make electronically available to each participant in the distribution reinvestment plan, a statement of account describing, as to such participant, the distributions received during such quarter, the number of our Common Shares purchased during such quarter, and the per share purchase price for such shares. Annually, as required by the Code, we will include tax information for income earned on shares under the distribution reinvestment plan on a Form 1099-DIV that is mailed to shareholders subject to IRS tax reporting. We reserve the right to amend, suspend or terminate the distribution reinvestment plan. Any distributions reinvested through the issuance of shares through our distribution reinvestment plan will increase our gross assets on which the base management fee and the incentive fee are determined and paid under the Investment Advisory Agreement.

For additional discussion regarding the tax implications of participation in the distribution reinvestment plan, see “Certain U.S. Federal Income Tax Considerations.” Additional information about the distribution reinvestment plan may be obtained by contacting the plan administrator, SS&C GIDS, Inc., for Golub Capital Private Credit Fund at golubai@ssinc.com.

SHARE REPURCHASE PROGRAM

We do not intend to list our shares on a securities exchange and we do not expect there to be a public market for our shares. As a result, if you purchase our Common Shares, your ability to sell your shares will be limited.

Beginning no later than the first full calendar quarter from the date on which we commence this offering, and at the discretion of our board of trustees, we intend to commence a share repurchase program in which we intend to repurchase, in each quarter, up to 5% of the weighted average aggregate NAV of our Common Shares outstanding as of the close of the previous calendar quarter. Our board of trustees may amend, suspend or terminate the share repurchase program upon 30 days’ notice, if it deems such action to be in our best interest and the best interest of our shareholders. As a result, share repurchases may not be available each quarter. We intend to conduct such repurchase offers (also referred to as a tender offer) in accordance with the requirements of the 1940 Act and Rule 13e-4 under the Exchange Act. All shares purchased by us pursuant to the terms of each tender offer will be retired and thereafter will be authorized and unissued shares.

Under our share repurchase program, to the extent we offer to repurchase shares in any particular quarter, we expect to repurchase shares pursuant to tender offers on or around the last business day of the first month of such quarter using a purchase price equal to the NAV per share as of the Valuation Date, except that shares that have not been outstanding for at least one year will be repurchased at 98% of such NAV (an “Early Repurchase Deduction”). The Early Repurchase Deduction may be waived in the case of repurchase requests arising from the death, divorce or qualified disability of the holder.

You may tender all of the Common Shares that you own. There is no repurchase priority for a shareholder under the circumstances of death or disability of such shareholder.

In the event the amount of shares tendered exceeds the repurchase offer amount, shares will be repurchased on a pro rata basis. All unsatisfied repurchase requests must be resubmitted in the next quarterly tender offer, or upon the recommencement of the share repurchase program, as applicable. We will have no obligation to repurchase shares, including if the repurchase would violate the restrictions on distributions under federal law or Delaware law. The limitations and restrictions described above may prevent us from accommodating all repurchase requests made in any quarter. Our share repurchase program has many limitations, including the limitations described above, and should not in any way be viewed as the equivalent of a secondary market.

We will offer to repurchase shares on such terms as may be determined by our board of trustees in its complete and absolute discretion unless, in the judgment of our Independent Trustees, such repurchases would not be in the best interests of our shareholders or would violate applicable law. There is no assurance that our board will exercise its discretion to offer to repurchase shares or that there will be sufficient funds available to accommodate all of our shareholders’ requests for repurchase. As a result, we may repurchase less than the full amount of shares that you request to have repurchased. If we do not repurchase the full amount of your shares that you have requested to be repurchased, or we determine not to make repurchases of our shares, you will likely not be able to dispose of your shares, even if we under-perform. Any periodic repurchase offers will be subject in part to our available cash and compliance with the RIC qualification and diversification rules and the 1940 Act. Shareholders will not pay a fee to us in connection with our repurchase of shares under the share repurchase program.

The Fund will repurchase shares from shareholders pursuant to written tenders on terms and conditions that the board of trustees determines to be fair to the Fund and to all shareholders. When the board of trustees determines that the Fund will repurchase shares, notice will be provided to shareholders describing the terms of the offer, containing information shareholders should consider in deciding whether to participate in the repurchase opportunity and containing information on how to participate. Shareholders deciding whether to tender their shares during the period that a repurchase offer is open may obtain the Fund’s most recent NAV per share on our website at www.gcredbdc.com, when available. However, our repurchase offers will generally use the NAV per share of the last calendar day of the prior quarter, which will not be available until after the expiration of the applicable tender offer, so you will not know the exact price of shares in the tender offer when you make your decision whether to tender your shares.

Repurchases of shares from shareholders by the Fund will be paid in cash after the expiration of the tender offer within five business days of the last date that shareholders may tender shares for the repurchase offer. Repurchases will be effective after receipt and acceptance by the Fund of eligible written tenders of shares from shareholders by the applicable repurchase offer deadline. The Fund does not impose any charges in connection with repurchases of shares.

The majority of our assets will consist of instruments that cannot generally be readily liquidated without impacting our ability to realize full value upon their disposition. Therefore, we may not always have sufficient liquid resources to make repurchase offers. In order to provide liquidity for share repurchases, we intend to generally maintain under normal circumstances an allocation to syndicated loans and other liquid investments. We may fund repurchase requests from sources other than cash flow from operations, including, without limitation, the sale of assets, borrowings, return of capital or offering proceeds, and we have no limits on the amounts we may pay from such sources. Should making repurchase offers, in our judgment, place an undue burden on our liquidity, adversely affect our operations or risk having an adverse impact on the Fund as a whole, or should we otherwise determine that investing our liquid assets in originated loans or other illiquid investments rather than repurchasing our shares is in the best interests of the Fund as a whole, then we may choose to offer to repurchase fewer shares than described above, or none at all.

Payment for repurchased shares may require us to liquidate portfolio holdings earlier than our Investment Adviser would otherwise have caused these holdings to be liquidated, potentially resulting in losses, and may increase our investment-related expenses as a result of higher portfolio turnover rates. Our Investment Adviser intends to take measures, subject to policies as may be established by our board of trustees, to attempt to avoid or minimize potential losses and expenses resulting from the repurchase of shares.

REGULATION

General

We are a business development company under the 1940 Act and intend to elect to be treated as a RIC under the Code. The 1940 Act contains prohibitions and restrictions relating to transactions between business development companies and their affiliates (including any investment advisers), principal underwriters and affiliates of those affiliates or underwriters and requires that a majority of the trustees of a business development company be persons other than “interested persons,” as that term is defined in the 1940 Act. In addition, the 1940 Act provides that we cannot change the nature of our business so as to cease to be, or withdraw our election as, a business development company without the approval of a majority of our outstanding voting securities.

We can invest up to 100% of our assets in securities acquired directly from issuers in privately negotiated transactions. With respect to such securities, we could, for the purpose of public resale, be deemed an “underwriter,” as that term is defined in the Securities Act of 1933, as amended, or the Securities Act. Our intention is to not write (sell) or buy put or call options to manage risks associated with the publicly traded securities of our portfolio companies, except that we could enter into hedging transactions to manage the risks associated with interest rate or foreign currency fluctuations. However, we could purchase or otherwise receive warrants to purchase the common stock of our portfolio companies in connection with acquisition financing or other investments. Similarly, in connection with an acquisition, we may acquire rights to require the issuers of acquired securities or their affiliates to repurchase them under certain circumstances. We also do not intend to acquire securities issued by any investment company in excess of the limits imposed by the 1940 Act. With regard to that portion of our portfolio invested in securities issued by investment companies, it should be noted that such investments may subject our shareholders to additional expenses. None of these policies, or any of our other policies, is fundamental and each could be changed without shareholder approval. To the extent we adopt any fundamental policies; no person from whom we borrow will have, in his or her capacity as lender or debt holder, either a veto power or a vote in approving or changing any of our fundamental policies.

Qualifying Assets

Under the 1940 Act, a business development company is restricted from acquiring any asset other than assets of the type listed in Section 55(a) of the 1940 Act, which are referred to as “qualifying assets,” unless, at the time the acquisition is made, qualifying assets represent at least 70% of the company’s total assets. The principal categories of qualifying assets relevant to our business are the following:

(1)	Securities purchased in transactions not involving any public offering from the issuer of such securities, which issuer (subject to certain limited exceptions) is an eligible portfolio company, or from any person who is, or has been during the preceding 13 months, an affiliated person of an eligible portfolio company, or from any other person, subject to such rules as could be prescribed by the SEC. An eligible portfolio company is defined in the 1940 Act as any issuer that:
a.	is organized under the laws of, and has its principal place of business in, the United States;
b.	is not an investment company (other than a small business investment company, or SBIC, wholly owned by the business development company) or a company that would be an investment company but for certain exclusions under the 1940 Act; and
c.	satisfies either of the following:

i.	does not have any class of securities listed on a national securities exchange or has any class of securities listed on a national securities exchange subject to a $250.0 million market capitalization maximum; or
ii.	is controlled by a business development company or a group of companies including a business development company, the business development company actually exercises a controlling influence over the management or policies of the eligible portfolio company, and, as a result, the business development company has an affiliated person who is a director of the eligible portfolio company.
(2)	Securities of any eligible portfolio company which we control.
(3)	Securities purchased in a private transaction from a U.S. issuer that is not an investment company or from an affiliated person of the issuer, or in transactions incident to such a private transaction, if the issuer is in bankruptcy and subject to reorganization or if the issuer, immediately prior to the purchase of its securities, was unable to meet its obligations as they came due without material assistance other than conventional lending or financing arrangements.
(4)	Securities of an eligible portfolio company purchased from any person in a private transaction if there is no ready market for such securities and we already own 60% of the outstanding equity of the eligible portfolio company.
(5)	Securities received in exchange for or distributed on or with respect to securities described above, or pursuant to the exercise of warrants or rights relating to such securities.
(6)	Cash, cash equivalents, U.S. government securities or high-quality debt securities that mature in one year or less from the date of investment.

The regulations defining and interpreting qualifying assets can change over time. We could adjust our investment focus as needed to comply with and/or take advantage of any regulatory, legislative, administrative or judicial actions in this area.

We look through our consolidated subsidiaries to the underlying holdings (considered together with portfolio assets held outside of our consolidated subsidiaries) for purposes of determining compliance with the 70% qualifying assets requirement of the 1940 Act. At least 70% of our assets will be eligible assets.

Managerial Assistance to Portfolio Companies

A business development company must have been organized and have its principal place of business in the United States and must be operated for the purpose of making investments in the types of securities described in (1), (2) or (3) above. However, in order to count portfolio securities as qualifying assets for the purpose of the 70% test, the business development company must either control the issuer of the securities or must offer to make available to the issuer of the securities significant managerial assistance; except that, when the business development company purchases such securities in conjunction with one or more other persons acting together, one of the other persons in the group could make available such managerial assistance. Making available significant managerial assistance means any arrangement whereby the business development company, through its trustees, officers or employees, offers to provide, and, if accepted, does so provide, significant guidance and counsel concerning the management, operations or business objectives and policies of a portfolio company. The Administrator or an affiliate of the Administrator provides such managerial assistance on our behalf to portfolio companies that request this assistance.

Temporary Investments

Pending investment in other types of qualifying assets, as described above, our investments could consist of cash, cash equivalents, U.S. government securities, repurchase agreements and high-quality debt investments that mature in one year or less from the date of investment, which we refer to, collectively, as temporary investments, so that 70% of our assets are qualifying assets or temporary investments. Typically, we will invest in U.S. Treasury bills or in repurchase agreements, so long as the agreements are fully collateralized by cash or securities issued by the U.S. government or its agencies. A repurchase agreement involves the purchase by an investor, such as us, of a specified security and the simultaneous agreement by the seller to repurchase it at an agreed-upon future date and at a price that is greater than the purchase price by an amount that reflects an agreed-upon interest rate. There is no percentage restriction on the proportion of our assets that could be invested in such repurchase agreements. However, if more than 25% of our total assets constitute repurchase agreements from a single counterparty, we would generally not meet the diversification tests described in Section 851(b)(3) of the Code in order to qualify as a RIC for U.S. federal income tax purposes. Accordingly, we do not intend to enter into repurchase agreements with a single counterparty in excess of this limit. GC Advisors will monitor the creditworthiness of the counterparties with which we enter into repurchase agreement transactions.

Senior Securities

We are permitted, under specified conditions, to issue multiple classes of indebtedness and one class of shares senior to our Common Shares if our asset coverage, as that term is defined in the 1940 Act, is at least equal to 200% (or 150% upon receipt of certain approvals and subject to the requirement that we make an offer to repurchase the shares of our shareholders) immediately after each such issuance (or such other percentage as could be prescribed by law from time to time). Prior to the enactment of the Small Business Credit Availability Act, or SBCAA, in March 2018, the asset coverage requirement applicable to business development companies was 200%. The SBCAA permits a business development company to be subject to an asset coverage requirement of 150% so long as it meets certain disclosure requirements and obtains certain approvals. The reduced asset coverage requirement permits a business development company to have a ratio of total consolidated assets to outstanding indebtedness of 2:1 as compared to a maximum of 1:1 under the 200% asset coverage requirement. In other words, we are able to borrow $2 for investment purposes for every $1 of investor equity, as opposed to borrowing $1 for investment purposes for every $1 of investor equity. On May 17, 2023, our sole shareholder approved the adoption of this 150% threshold pursuant to Section 61(a)(2) of the 1940 Act and such election became effective the following day. In addition, while any senior securities remain outstanding, we will be required to make provisions to prohibit any dividend distribution to our shareholders or the repurchase of such securities or shares unless we meet the applicable asset coverage ratios at the time of the dividend distribution or repurchase. We will also be permitted to borrow amounts up to 5% of the value of our total assets for temporary or emergency purposes, which borrowings would not be considered senior securities.

For a discussion of the risks associated with leverage, see “Risk Factors — Risks Relating to our Business and Structure — Regulations governing our operation as a business development company affect our ability to, and the way in which we, raise additional capital. As a business development company, the necessity of raising additional capital exposes us to risks, including the typical risks associated with leverage.”

Codes of Ethics

We and GC Advisors have each adopted a code of ethics pursuant to Rule 17j-1 under the 1940 Act that establishes procedures for personal investments and restricts certain personal securities transactions. Personnel subject to each code can invest in securities for their personal investment accounts, including securities that can be purchased or held by us, so long as such investments are made in accordance with the code’s requirements. You can read and copy the code of ethics from our website at www.gcredbdc.com, when available, or from the SEC’s website at www.sec.gov. In addition, each code of ethics is attached as an exhibit to this registration statement.

Compliance with the JOBS Act

We are an “emerging growth company,” as defined by the JOBS Act. As an emerging growth company, we are eligible to take advantage of certain exemptions from various reporting and disclosure requirements that are applicable to public companies that are not emerging growth companies. For so long as we remain an emerging growth company, we will not be required to:

●	have an auditor attestation report on our internal control over financial reporting pursuant to Section 404(b) of the Sarbanes-Oxley Act, which may increase the risk that material weaknesses or other deficiencies in the Fund’s internal control over financial reporting go undetected;
●	submit certain executive compensation matters to shareholder advisory votes pursuant to the “say on frequency” and “say on pay” provisions (requiring a non-binding shareholder vote to approve compensation of certain executive officers) and the “say on golden parachute” provisions (requiring a non-binding shareholder vote to approve golden parachute arrangements for certain executive officers in connection with mergers and certain other business combinations) of the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010; or
●	disclose certain executive compensation related items, such as the correlation between executive compensation and performance and comparisons of the chief executive officer’s compensation to median employee compensation, to the extent applicable.

In addition, the JOBS Act provides that an emerging growth company may take advantage of an extended transition period for complying with new or revised accounting standards that have different effective dates for public and private companies. This means that an emerging growth company can delay adopting certain accounting standards until such standards are otherwise applicable to private companies.

We will remain an emerging growth company for up to five years, or until the earliest of: (1) the last date of the fiscal year during which we had total annual gross revenues first exceed $1.235 billion; (2) the last day of the fiscal year ending after the fifth anniversary of any initial public offering of our common stock; (3) the date on which we have, during the previous three-year period, issued more than $1 billion in non-convertible debt; or (4) the date on which we are deemed to be a “large accelerated filer” as defined under Rule 12b-2 under the Exchange Act (however, we are not likely to lose our status as an emerging growth company as a result of being deemed a “large accelerated filer” because there is not, and there is not expected to be, a public trading market for our Common Shares).

We do not believe that being an emerging growth company will have a significant impact on our business or our public or private offering of shares. As stated above, we have elected to opt in to the extended transition period for complying with new or revised accounting standards available to emerging growth companies. Also, because we are not a large accelerated filer or an accelerated filer under Section 12b-2 of the Exchange Act, and will not be for so long as our Common Shares are not traded on a securities exchange, we will not be subject to auditor attestation requirements of Section 404(b) of the Sarbanes-Oxley Act even once we are no longer an emerging growth company. In addition, so long as we are externally managed by the Investment Adviser and we do not directly compensate our executive officers, or reimburse the Investment Adviser or its affiliates for the salaries, bonuses, benefits and severance payments for persons who also serve as one of our executive officers or as an executive officer of the Investment Adviser, we do not expect to include disclosures relating to executive compensation in our periodic reports or proxy statements and, as a result, do not expect to be required to seek shareholder approval of executive compensation and golden parachute compensation arrangements pursuant to Section 14A(a) and (b) of the Exchange Act.

Proxy Voting Policies and Procedures

We have delegated our proxy voting responsibility to GC Advisors. The proxy voting policies and procedures of GC Advisors are set out below. The guidelines are reviewed periodically by GC Advisors and our trustees who are not “interested persons” and, accordingly, are subject to change.

Introduction

As an investment adviser registered under the Advisers Act, GC Advisors has a fiduciary duty to act solely in our best interests. As part of this duty, GC Advisors recognizes that it must vote our securities in a timely manner free of conflicts of interest and in our best interests.

GC Advisors’ policies and procedures for voting proxies for its investment advisory clients are intended to comply with Section 206 of, and Rule 206(4)-6 under, the Advisers Act.

Proxy Policies

GC Advisors votes proxies relating to our portfolio securities in what it perceives to be the best interest of our shareholders. GC Advisors reviews on a case-by-case basis each proposal submitted to a shareholders vote to determine its effect on the portfolio securities we hold. In most cases GC Advisors will vote in favor of proposals that GC Advisors believes are likely to increase the value of the portfolio securities we hold. Although GC Advisors will generally vote against proposals that could have a negative effect on our portfolio securities, GC Advisors could vote for such a proposal if there exist compelling long-term reasons to do so.

Our proxy voting decisions are made by GC Advisors’ chief executive officer and president. To ensure that GC Advisors’ vote is not the product of a conflict of interest, GC Advisors requires that (1) anyone involved in the decision-making process disclose to its chief compliance officer any potential conflict that he or she is aware of and any contact that he or she has had with any interested party regarding a proxy vote and (2) employees involved in the decision-making process or vote administration are prohibited from revealing how GC Advisors intends to vote on a proposal in order to reduce any attempted influence from interested parties. Where conflicts of interest may be present, GC Advisors will disclose such conflicts to us, including our Independent Trustees, and could request guidance from us on how to vote such proxies.

Proxy Voting Records

You can obtain information without charge about how GC Advisors voted proxies by making a written request for proxy voting information to: Golub Capital Private Credit Fund, Attention: Investor Relations, 200 Park Avenue, 25th Floor, New York, NY 10166, or by calling Golub Capital Private Credit Fund collect at (212) 750-6060.

Privacy Principles

We are committed to maintaining the privacy of our shareholders and to safeguarding their nonpublic personal information.

We restrict access to nonpublic personal information about our shareholders to employees of GC Advisors and its affiliates with a legitimate business need for the information. We will maintain physical, electronic and procedural safeguards designed to protect the nonpublic personal information of our shareholders.

Other

Under the 1940 Act, we are required to provide and maintain a bond issued by a reputable fidelity insurance company to protect us against larceny and embezzlement. Furthermore, as a business development company, we are prohibited from protecting any trustee or officer against any liability to us or our shareholders arising from willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person’s office.

We and GC Advisors are required to adopt and implement written policies and procedures reasonably designed to prevent violation of relevant federal securities laws, review these policies and procedures annually for their adequacy and the effectiveness of their implementation, and designate a chief compliance officer to be responsible for administering these policies and procedures.

We could also be prohibited under the 1940 Act from knowingly participating in certain transactions with our affiliates without the prior approval of our board of trustees who are not interested persons and, in some cases, prior approval by the SEC. The SEC has interpreted the business development company prohibition on transactions with affiliates to prohibit “joint transactions” among entities that share a common investment adviser. The staff of the SEC has granted no-action relief pursuant to which purchases by us and other accounts sponsored or managed by GC Advisors or its affiliates of a single class of privately placed securities are permitted provided that the Investment Adviser negotiates no term other than price and certain other conditions are met. Any co-investment would be made subject to compliance with existing regulatory guidance, applicable regulations and our allocation procedures. If opportunities arise that would otherwise be appropriate for us and for another account sponsored or managed by GC Advisors to make different investments in the same issuer, GC Advisors will need to decide which account will proceed with the investment. Moreover, in certain circumstances, we could be unable to invest in an issuer in which another account sponsored or managed by GC Advisors has previously invested.

On February 27, 2017 and amended by the order issued on January 13, 2023, GC Advisors and certain other funds and accounts sponsored or managed by GC Advisors and its affiliates, received exemptive relief from the SEC that permits us greater flexibility to negotiate the terms of co-investments if our board of trustees determines that it would be advantageous for us to co-invest with other accounts sponsored or managed by GC Advisors or its affiliates in a manner consistent with our investment objectives, positions, policies, strategies and restrictions as well as regulatory requirements and other pertinent factors. We believe that co-investment by us and accounts sponsored or managed by GC Advisors and its affiliates could afford us additional investment opportunities and the ability to achieve greater diversification. Under the terms of this exemptive relief, a “required majority” (as defined in Section 57(o) of the 1940 Act) of our Independent Trustees is required to make certain conclusions in connection with a co-investment transaction, including that (1) the terms of the proposed transaction are reasonable and fair to us and our shareholders and do not involve overreaching of us or our shareholders on the part of any person concerned and (2) the transaction is consistent with the interests of our shareholders and is consistent with our investment strategies and policies.

Sarbanes-Oxley Act

The Sarbanes-Oxley Act of 2002, as amended, or the Sarbanes-Oxley Act, imposes a variety of regulatory requirements on companies with a class of securities registered under the Exchange Act and their insiders. Many of these requirements affect us. For example:

●	pursuant to Rule 13a-14 under the Exchange Act our principal executive officer and principal financial officer must certify the accuracy of the financial statements contained in our periodic reports;
●	pursuant to Item 307 under Regulation S-K under the Securities Act our periodic reports must disclose our conclusions about the effectiveness of our disclosure controls and procedures;
●	pursuant to Rule 13a-15 under the Exchange Act, our management must prepare an annual report regarding its assessment of our internal control over financial reporting, which must be audited by our independent registered public accounting firm; and
●	pursuant to Item 308 of Regulation S-K under the Securities Act and Rule 13a-15 under the Exchange Act, our periodic reports must disclose whether there were significant changes in our internal controls over financial reporting or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

The Sarbanes-Oxley Act requires us to review our current policies and procedures to determine whether we comply with the Sarbanes-Oxley Act and the regulations promulgated under such act. We will continue to monitor our compliance with all regulations that are adopted under the Sarbanes-Oxley Act and will take actions necessary to ensure that we comply with that act.

CERTAIN U.S. FEDERAL INCOME TAX CONSIDERATIONS

The following discussion is a general summary of certain U.S. federal income tax considerations applicable to us and the purchase, ownership and disposition of our shares. This discussion does not purport to be complete or to deal with all aspects of U.S. federal income taxation that may be relevant to shareholders in light of their particular circumstances. Unless otherwise noted, this discussion applies only to U.S. shareholders that hold our shares as capital assets. A U.S. shareholder is a shareholder who is, for U.S. federal income tax purposes, (i) an individual who is a citizen or resident of the United States, (ii) a U.S. corporation, (iii) a trust if it (a) is subject to the primary supervision of a court in the United States and one or more U.S. persons have the authority to control all substantial decisions of the trust or (b) has made a valid election to be treated as a U.S. person, or (iv) any estate the income of which is subject to U.S. federal income tax regardless of its source. This discussion is based upon present provisions of the Code, the regulations promulgated thereunder, and judicial and administrative ruling authorities, all of which are subject to change or differing interpretations (possibly with retroactive effect). This discussion does not represent a detailed description of the U.S. federal income tax consequences relevant to special classes of taxpayers including, without limitation, financial institutions, insurance companies, partnerships or other pass-through entities (or investors therein), U.S. shareholders whose “functional currency” is not the U.S. dollar, tax-exempt organizations, dealers in securities or currencies, traders in securities or commodities that elect mark to market treatment, or persons that will hold our shares as a position in a “straddle,” “hedge” or as part of a “constructive sale” for U.S. federal income tax purposes. In addition, this discussion does not address U.S. federal estate or gift taxes, the application of the Medicare tax on net investment income or the U.S. federal alternative minimum tax, or any tax consequences attributable to persons being required to accelerate the recognition of any item of gross income with respect to our shares as a result of such income being recognized on an applicable financial statement. Prospective investors should consult their tax advisors with regard to the U.S. federal tax consequences of the purchase, ownership and disposition of our shares, as well as the tax consequences arising under the laws of any state, foreign country or other taxing jurisdiction.

Taxation as a Regulated Investment Company

The Fund intends to elect to be treated, and intends to qualify each taxable year thereafter, as a RIC under Subchapter M of the Code.

To qualify for the favorable tax treatment accorded to RICs under Subchapter M of the Code, the Fund must, among other things: (1) have an election in effect to be treated as a BDC under the 1940 Act at all times during each taxable year; (2) have filed with its return for the taxable year an election to be a RIC or have made such election for a previous taxable year; (3) derive in each taxable year at least 90% of its gross income from (a) dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock or securities or foreign currencies, or other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies; and (b) net income derived from an interest in certain publicly-traded partnerships that are treated as partnerships for U.S. federal income tax purposes and that derive less than 90% of their gross income from the items described in (a) above (each, a “Qualified Publicly-Traded Partnership”); (4) diversify its holdings so that, at the end of each quarter of each taxable year of the Fund (a) at least 50% of the value of the Fund’s total assets is represented by cash and cash items (including receivables), U.S. government securities and securities of other RICs, and other securities for purposes of this calculation limited, in respect of any one issuer to an amount not greater in value than 5% of the value of the Fund’s total assets, and to not more than 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of the Fund’s total assets is invested in the securities (other than U.S. government securities or securities of other RICs) of (I) any one issuer, (II) any two or more issuers which the Fund controls and which are determined to be engaged in the same or similar trades or businesses or related trades or businesses or (III) any one or more Qualified Publicly-Traded Partnerships (described in 3(b) above); and (5) distribute to its shareholders in each taxable year at least 90% of its investment company taxable income (net ordinary taxable income and net short-term capital gains in excess of net long-term capital losses), if any, determined without regard to any deduction for dividends paid.

As a RIC, the Fund generally will not be subject to U.S. federal income tax on its investment company taxable income and net capital gain (the excess of net long-term capital gain over net short-term capital loss), if any, that it distributes in each taxable year to its shareholders. Generally, the Fund intends to distribute to its shareholders, at least annually, substantially all of its investment company taxable income and net capital gains, if any.

Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% U.S. federal excise tax. To prevent imposition of the excise tax, the Fund must distribute during each calendar year an amount at least equal to the sum of (i) 98% of its ordinary income for the calendar year, (ii) 98.2% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for the one-year period ending October 31 of the calendar year and (iii) any ordinary income and capital gains for previous years that were not distributed during those years. For these purposes, the Fund will be deemed to have distributed any income or gains on which it paid U.S. federal income tax.

A distribution will be treated as paid on December 31 of any calendar year if it is declared by the Fund in October, November or December with a record date in such a month and paid by the Fund during January of the following calendar year. Such distributions will be taxable to shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received.

If the Fund failed to qualify as a RIC or failed to satisfy the 90% distribution requirement in any taxable year, the Fund would be subject to U.S. federal income tax at regular corporate rates on its taxable income (including distributions of net capital gain), even if such income were distributed to its shareholders, and all distributions out of earnings and profits would be taxed to shareholders as ordinary dividend income. Such distributions generally would be eligible (i) to be treated as “qualified dividend income” in the case of individual and other non-corporate shareholders and (ii) for the dividends received deduction in the case of corporate shareholders. In addition, the Fund could be required to recognize unrealized gains, pay taxes and make distributions (which could be subject to interest charges) before requalifying for taxation as a RIC.

While the Fund generally intends to qualify as a RIC for each taxable year, it is possible that as we ramp up our portfolio we may not satisfy the diversification requirements described above, and thus may not qualify as a RIC. In such case, however, we anticipate that the associated tax liability would not be material, and that such non-compliance would not have a material adverse effect on our business, financial condition and results of operations, although there can be no assurance in this regard. The remainder of this discussion assumes that the Fund qualifies as a RIC for each taxable year.

Distributions

Distributions to shareholders by the Fund of ordinary income (including “market discount” realized by the Fund on the sale of debt securities), and of net short-term capital gains, if any, realized by the Fund will generally be taxable to shareholders as ordinary income to the extent such distributions are paid out of the Fund’s current or accumulated earnings and profits. Distributions, if any, of net capital gains properly reported as “capital gain dividends” will be taxable as long-term capital gains, regardless of the length of time the shareholder has owned our shares. A distribution of an amount in excess of the Fund’s current and accumulated earnings and profits (as determined for U.S. federal income tax purposes) will be treated by a shareholder as a return of capital which will be applied against and reduce the shareholder’s basis in his or her shares. To the extent that the amount of any such distribution exceeds the shareholder’s basis in his or her shares, the excess will be treated by the shareholder as gain from a sale or exchange of the shares. Distributions paid by the Fund generally will not be eligible for the dividends received deduction allowed to corporations or for the reduced rates applicable to certain qualified dividend income received by non-corporate shareholders.

Distributions will be treated in the manner described above regardless of whether such distributions are paid in cash or invested in additional shares pursuant to the distribution reinvestment plan. Shareholders receiving distributions in the form of additional shares will generally be treated as receiving a distribution in the amount of cash that they would have received if they had elected to receive the distribution in cash. The additional shares received by a shareholder pursuant to the distribution reinvestment plan will have a new holding period commencing on the day following the day on which the shares were credited to the shareholder’s account.

The Fund may elect to retain its net capital gain or a portion thereof for investment and be taxed at corporate rates on the amount retained. In such case, it may designate the retained amount as undistributed capital gains in a notice to its shareholders, who will be treated as if each received a distribution of its pro rata share of such gain, with the result that each shareholder will (i) be required to report its pro rata share of such gain on its tax return as long-term capital gain, (ii) receive a refundable tax credit for its pro rata share of tax paid by the Fund on the gain and (iii) increase the tax basis for its shares by an amount equal to the deemed distribution less the tax credit.

The IRS currently requires that a RIC that has two or more classes of shares allocate to each such class proportionate amounts of each type of its income (such as ordinary income and capital gains) based upon the percentage of total dividends paid to each class for the tax year. Accordingly, if the Fund issues preferred shares, the Fund intends to allocate capital gain dividends, if any, between its Common Shares and preferred shares in proportion to the total dividends paid to each class with respect to such tax year. Shareholders will be notified annually as to the U.S. federal tax status of distributions.

Sale or Exchange of Shares

Upon the sale, exchange or other disposition of our shares (except pursuant to a repurchase by the Fund, as described below), a shareholder will generally realize a capital gain or loss in an amount equal to the difference between the amount realized and the shareholder’s adjusted tax basis in the shares. Such gain or loss will be long-term or short-term, depending upon the shareholder’s holding period for the shares. Generally, a shareholder’s gain or loss will be a long-term gain or loss if the shares have been held for more than one year. For non-corporate taxpayers, long-term capital gains are currently eligible for reduced rates of taxation.

No loss will be allowed on the sale, exchange or other disposition of shares if the owner acquires (including pursuant to the distribution reinvestment plan) or enters into a contract or option to acquire securities that are substantially identical to such shares within 30 days before or after the disposition. In such a case, the basis of the securities acquired will be adjusted to reflect the disallowed loss. Losses realized by a shareholder on the sale, exchange or other disposition of shares held for six months or less are treated as long-term capital losses to the extent of any distribution of long-term capital gain received (or amounts designated as undistributed capital gains) with respect to such shares.

The Fund intends to commence a share repurchase program in which it offers to repurchase its shares each quarter. Shareholders who tender all shares of the Fund held, or considered to be held, by them will be treated as having sold their shares and generally will realize a capital gain or loss. If a shareholder tenders fewer than all of its shares or fewer than all shares tendered are repurchased, such shareholder may be treated as having received a taxable dividend upon the tender of its shares. In such a case, there is a risk that non-tendering shareholders, and shareholders who tender some but not all of their shares or fewer than all of whose shares are repurchased, in each case whose percentage interests in the Fund increase as a result of such tender, will be treated as having received a taxable distribution from the Fund. The extent of such risk will vary depending upon the particular circumstances of the tender offer, and in particular whether such offer is a single and isolated event or is part of a plan for periodically redeeming shares of the Fund.

Under U.S. Treasury regulations, if a shareholder recognizes a loss with respect to shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on IRS Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a RIC are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all RICs. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

Nature of the Fund’s Investments

Certain of the Fund’s hedging and derivatives transactions are subject to special and complex U.S. federal income tax provisions that may, among other things, (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (ii) convert lower-taxed long-term capital gain into higher-taxed short-term capital gain or ordinary income, (iii) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited), (iv) cause the Fund to recognize income or gain without a corresponding receipt of cash, (v) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur, (vi) adversely alter the intended characterization of certain complex financial transactions and (vii) produce income that will not be treated as qualifying income for purposes of the 90% gross income test described above.

These rules could therefore affect the character, amount and timing of distributions to shareholders and the Fund’s status as a RIC. The Fund will monitor its transactions and may make certain tax elections in order to mitigate the effect of these provisions.

Below Investment Grade Instruments

The Fund expects to invest in debt securities that are rated below investment grade by rating agencies or that would be rated below investment grade if they were rated. Investments in these types of instruments may present special tax issues for the Fund. U.S. federal income tax rules are not entirely clear about issues such as when the Fund may cease to accrue interest, original issue discount or market discount, when and to what extent deductions may be taken for bad debts or worthless instruments, how payments received on obligations in default should be allocated between principal and income and whether exchanges of debt obligations in a bankruptcy or workout context are taxable. These and other issues will be addressed by the Fund, to the extent necessary, to preserve its status as a RIC and to distribute sufficient income to not become subject to U.S. federal income tax.

Original Issue Discount

For federal income tax purposes, we may be required to recognize taxable income in circumstances in which we do not receive a corresponding payment in cash. For example, if we hold debt obligations that are treated under applicable tax rules as having original issue discount (such as zero coupon securities, debt instruments with PIK interest or, in certain cases, increasing interest rates or debt instruments that were issued with warrants), we must include in income each year a portion of the original issue discount that accrues over the life of the obligation, regardless of whether cash representing such income is received by us in the same taxable year. Because any original issue discount will be included in our investment company taxable income for the year of the accrual, we may be required to make a distribution to our shareholders in order to satisfy the annual distribution requirement, even though we will not have received any corresponding cash amount. As a result, we may have difficulty meeting the annual distribution requirement necessary to qualify for and maintain RIC tax treatment under Subchapter M of the Code. We may have to sell some of our investments at times and/or at prices we would not consider advantageous, raise additional debt or equity capital or forgo new investment opportunities for this purpose. If we are not able to obtain cash from other sources, we could fail to qualify for RIC tax treatment and thus become subject to corporate-level income tax.

Market Discount

In general, the Fund will be treated as having acquired a security with market discount if its stated redemption price at maturity (or, in the case of a security issued with original issue discount, its revised issue price) exceeds the Fund’s initial tax basis in the security by more than a statutory de minimis amount. The Fund will be required to treat any principal payments on, or any gain derived from the disposition of, any securities acquired with market discount as ordinary income to the extent of the accrued market discount, unless the Fund makes an election to accrue market discount on a current basis. If this election is not made, all or a portion of any deduction for interest expense incurred to purchase or carry a market discount security may be deferred until the Fund sells or otherwise disposes of such security.

Currency Fluctuations

Under Section 988 of the Code, gains or losses attributable to fluctuations in exchange rates between the time the Fund accrues income or receivables or expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such income or receivables or pays such liabilities are generally treated as ordinary income or loss. Similarly, gains or losses on foreign currency, foreign currency forward contracts, certain foreign currency options or futures contracts and the disposition of debt securities denominated in foreign currency, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates, are also treated as ordinary income or loss.

Foreign Taxes

The Fund’s investment in non-U.S. securities may be subject to non-U.S. withholding taxes. In that case, the Fund’s yield on those securities would be decreased. Shareholders will generally not be entitled to claim a credit or deduction with respect to foreign taxes paid by the Fund.

Preferred Shares or Borrowings

If the Fund utilizes leverage through the issuance of preferred shares or borrowings, it may be restricted by certain covenants with respect to the declaration of, and payment of, dividends on shares in certain circumstances. Limits on the Fund’s payments of dividends on shares may prevent the Fund from meeting the distribution requirements described above, and may, therefore, jeopardize the Fund’s qualification for taxation as a RIC and possibly subject the Fund to the 4% excise tax. The Fund will endeavor to avoid restrictions on its ability to make dividend payments.

Backup Withholding

The Fund may be required to withhold from all distributions and redemption proceeds payable to U.S. shareholders who fail to provide the Fund with their correct taxpayer identification numbers or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. Certain shareholders specified in the Code generally are exempt from such backup withholding. This backup withholding is not an additional tax. Any amounts withheld may be refunded or credited against the shareholder’s U.S. federal income tax liability, provided the required information is timely furnished to the IRS.

Foreign Shareholders

U.S. taxation of a shareholder who is a nonresident alien individual, a foreign trust or estate or a foreign corporation, as defined for U.S. federal income tax purposes (a “foreign shareholder”), depends on whether the income from the Fund is “effectively connected” with a U.S. trade or business carried on by the shareholder.

If the income from the Fund is not “effectively connected” with a U.S. trade or business carried on by the foreign shareholder, distributions of investment company taxable income will be subject to a U.S. tax of 30% (or lower treaty rate), which tax is generally withheld from such distributions. However, dividends paid by the Fund that are “interest-related dividends” or “short-term capital gain dividends” will generally be exempt from such withholding, in each case to the extent the Fund properly reports such dividends to shareholders. For these purposes, interest-related dividends and short-term capital gain dividends generally represent distributions of interest or short-term capital gains that would not have been subject to U.S. federal withholding tax at the source if received directly by a foreign shareholder, and that satisfy certain other requirements. A foreign shareholder whose income from the Fund is not “effectively connected” with a U.S. trade or business would generally be exempt from U.S. federal income tax on capital gain dividends, any amounts retained by the Fund that are designated as undistributed capital gains and any gains realized upon the sale, exchange or other disposition of shares. However, a foreign shareholder who is a nonresident alien individual and is physically present in the United States for more than 182 days during the taxable year and meets certain other requirements will nevertheless be subject to a U.S. tax of 30% on such capital gain dividends, undistributed capital gains and gains realized upon the sale, exchange or other disposition of shares.

If the income from the Fund is “effectively connected” with a U.S. trade or business carried on by a foreign shareholder, then distributions of investment company taxable income, any capital gain dividends, any amounts retained by the Fund that are designated as undistributed capital gains and any gains realized upon the sale, exchange or other disposition of shares will be subject to U.S. federal income tax at the rates applicable to U.S. citizens, residents or domestic corporations. Foreign corporate shareholders may also be subject to the branch profits tax imposed by the Code.

The Fund may be required to withhold from distributions that are otherwise exempt from U.S. federal withholding tax (or taxable at a reduced treaty rate) unless the foreign shareholder certifies his or her foreign status under penalties of perjury or otherwise establishes an exemption.

The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may differ from those described herein. Foreign shareholders are advised to consult their own tax advisors with respect to the particular tax consequences to them of an investment in the Fund.

Additional Withholding Requirements

Under Sections 1471 through 1474 of the Code (such Sections commonly referred to as “FATCA”), a 30% U.S. federal withholding tax may apply to any dividends that the Fund pays to (i) a “foreign financial institution” (as specifically defined in the Code), whether such foreign financial institution is the beneficial owner or an intermediary, unless such foreign financial institution agrees to verify, report and disclose its “United States account” holders (as specifically defined in the Code) and meets certain other specified requirements or (ii) a non-financial foreign entity, whether such nonfinancial foreign entity is the beneficial owner or an intermediary, unless such entity provides a certification that the beneficial owner of the payment does not have any substantial United States owners or provides the name, address and taxpayer identification number of each such substantial United States owner and certain other specified requirements are met. In certain cases, the relevant foreign financial institution or non-financial foreign entity may qualify for an exemption from, or be deemed to be in compliance with, these rules. In addition, foreign financial institutions located in jurisdictions that have an intergovernmental agreement with the United States governing FATCA may be subject to different rules. You should consult your own tax advisor regarding FATCA and whether it may be relevant to your ownership and disposition of our shares.

Other Taxation

Shareholders may be subject to state, local and foreign taxes on their distributions from the Fund. Shareholders are advised to consult their own tax advisors with respect to the particular tax consequences to them of an investment in the Fund.

CERTAIN ERISA CONSIDERATIONS

We intend to conduct our affairs so that our assets should not be deemed to constitute “plan assets” under ERISA and the Plan Asset Regulations. We currently expect that our Common Shares should be considered “publicly-offered securities” at the time of issuance for purposes of the Plan Asset Regulations. However, there can be no guarantee or assurance that the conditions to be a publicly-offered security under the Plan Asset Regulations will be satisfied within such timing or at all.

In addition, each prospective investor that is, or is acting on behalf of, any Plan, must independently determine that our Common Shares are an appropriate investment for the Plan, taking into account its obligations under ERISA, the Code and applicable Similar Laws, and the facts and circumstances of each investing Plan.

General Fiduciary Matters

ERISA and the Code impose certain duties on persons who are fiduciaries of a Benefit Plan Investor (defined below) subject to Title I of ERISA or Section 4975 of the Code and prohibit certain transactions involving the assets of a Benefit Plan Investor and its fiduciaries or other interested parties. Under ERISA and the Code, any person who exercises any discretionary authority or control over the administration of such a Benefit Plan Investor or the management or disposition of the assets of such a Benefit Plan Investor, or who renders investment advice for a fee or other compensation to such a Benefit Plan Investor, is generally considered to be a fiduciary of the Benefit Plan Investor.

In considering an investment in any class of our Commons Shares of a portion of the assets of any Plan, a fiduciary should consider, among other things, whether an investment in the shares is appropriate for the Plan, taking into account the provisions of the Plan documents, the overall investment policy of the Plan and the composition of the Plan’s investment portfolio, as there are imposed on Plan fiduciaries certain fiduciary requirements, including those of investment prudence and diversification and the requirement that a Plan’s investments be made in accordance with the documents governing the Plan. Further, a fiduciary should consider that in the future there may be no market in which such Plan would be able to sell or otherwise dispose of the shares.

Prohibited Transaction Issues

Section 406 of ERISA and Section 4975 of the Code prohibit Benefit Plan Investors from engaging in specified transactions involving plan assets with persons or entities who are “parties in interest,” within the meaning of ERISA, or “disqualified persons,” within the meaning of Section 4975 of the Code, unless an exemption is available. A party in interest or disqualified person who engaged in a non-exempt prohibited transaction may be subject to excise taxes and other penalties and liabilities under ERISA and the Code. In addition, the fiduciary of the Benefit Plan Investor that engaged in such a non-exempt prohibited transaction may be subject to penalties and liabilities under ERISA and the Code. The fiduciary of a Benefit Plan Investor that proposes to purchase or hold any shares should consider, among other things, whether such purchase and holding may involve the sale or exchange of any property between a Benefit Plan Investor and a party in interest or disqualified person, or the transfer to, or use by or for the benefit of, a party in interest or disqualified person, of any plan assets. Depending on the satisfaction of certain conditions which may include the identity of the fiduciary making the decision to acquire or hold the shares on behalf of the Benefit Plan Investor, Prohibited Transaction Class Exemption (“PTCE”) 91-38 (relating to investments by bank collective investment funds), PTCE 84-14 (relating to transactions effected by a “qualified professional asset manager”), PTCE 95-60 (relating to investments by an insurance company general account), PTCE 96-23 (relating to transactions directed by an in-house asset manager) or PTCE 90-1 (relating to investments by insurance company pooled separate accounts) could provide an exemption from the prohibited transaction provisions of ERISA and Section 4975 of the Code. However, there can be no assurance that any of the foregoing exemptions or any other class, administrative or statutory exemption will be available with respect to any particular transaction involving the shares. It is also possible that one of these exemptions could apply to some aspect of the acquisition or holding of such shares, but not apply to some other aspect of such acquisition or holding. Each of the above-noted exemptions contains conditions and limitations on its application. Fiduciaries of Benefit Plan Investors considering acquiring and/or holding our shares in reliance on these or any other exemption should carefully review the exemption in consultation with its legal advisors to assure it is applicable. There can be no assurance that all of the conditions of any such exemptions will be satisfied.

Plan Asset Issues

An additional issue concerns the extent to which we or all or a portion of our assets could themselves be treated as subject to the fiduciary responsibility and prohibited transaction provisions of Title I of ERISA and Section 4975 of the Code. ERISA and the United States Department of Labor (“DOL”) regulations promulgated thereunder, as modified by Section 3(42) of ERISA (the “Plan Asset Regulation”) concerns the definition of what constitutes the assets of a Benefit Plan Investor for purposes of the fiduciary responsibility and prohibited transaction provisions of Title I of ERISA and the prohibited transaction provisions of Section 4975 of the Code.

Under ERISA and the Plan Asset Regulation, generally when a Benefit Plan Investor acquires an “equity interest” in an entity that is neither a “publicly-offered security” (within the meaning of the Plan Asset Regulation) nor a security issued by an investment company registered under the 1940 Act, the Benefit Plan Investor’s assets include both the equity interest and an undivided interest in each of the underlying assets of the entity, unless it is established either that less than 25% of the total value of each class of equity interest in the entity is held by Benefit Plan Investors within the meaning of the Plan Asset Regulation (the “25% Test”) or that the entity is an “operating company” as defined in the Plan Asset Regulation. The Plan Asset Regulation defines an “equity interest” as any interest in an entity other than an instrument that is treated as indebtedness under applicable local law and which has no substantial equity features.

For purposes of the 25% Test, the assets of an entity will not be treated as “plan assets” if, immediately after the most recent acquisition of any equity interest in the entity, less than 25% of the total value of each class of equity interest in the entity is held by Benefit Plan Investors, excluding equity interests held by persons (other than Benefit Plan Investors) with discretionary authority or control over the assets of the entity or who provide investment advice for a fee (direct or indirect) with respect to such assets, and any affiliates thereof. The term “benefit plan investors” (“Benefit Plan Investors”) is generally defined to include employee benefit plans subject to Title I of ERISA or Section 4975 of the Code (including “Keogh” plans and IRAs), as well as any entity whose underlying assets include plan assets by reason of such an employee benefit plan or plan’s investment in such entity (e.g., an entity of which 25% or more of the total value of any class of equity interests is held by Benefit Plan Investors and which does not satisfy another exception under ERISA). Under the Plan Asset Regulation, a “publicly-offered security” is a security that is (a) “freely transferable,” (b) part of a class of securities that is “widely held,” and (c) (i) sold to the Benefit Plan Investor as part of an offering of securities to the public pursuant to an effective registration statement under the Securities Act, and the class of securities to which such security is a part is registered under the Exchange Act within 120 days after the end of the fiscal year of the issuer during which the offering of such securities to the public has occurred, or (ii) is part of a class of securities that is registered under Section 12 of the Exchange Act.

We will not be an investment company under the 1940 Act and we do not anticipate qualifying as an “operating company” within the meaning of the Plan Asset Regulations. We currently expect that our Common Shares should be considered “publicly-offered securities” at the time of issuance for purposes of the Plan Asset Regulations. However, there can be no guarantee or assurance that the conditions to be a publicly-offered security under the Plan Asset Regulations will be satisfied within such timing or at all.

If the assets of the Fund were deemed to be “plan assets” within the meaning of the Plan Asset Regulations this would result, among other things, in (i) the application of the prudence and other fiduciary responsibility standards of ERISA to investments made by the Fund, and (ii) the possibility that certain transactions in which the Fund might seek to engage could constitute “prohibited transactions” under ERISA and the Code. If a prohibited transaction occurs for which no exemption is available, the Investment

Adviser and/or any other fiduciary that has engaged in the prohibited transaction could be required to (i) restore to the shareholders that are Benefit Plan Investors any profit realized on the transaction and (ii) reimburse the Benefit Plan Investors for any losses suffered by the Benefit Plan Investor as a result of the investment. In addition, each disqualified person (within the meaning of Section 4975 of the Code) involved could be subject to an excise tax equal to 15% of the amount involved in the prohibited transaction for each year the transaction continues and, unless the transaction is corrected within statutorily required periods, to an additional tax of 100%. Fiduciaries of Benefit Plan Investors who decide to invest in the Fund could, under certain circumstances, be liable for prohibited transactions or other violations as a result of their investment in the Fund or as co-fiduciaries for actions taken by or on behalf of the Fund or the Investment Adviser. With respect to an IRA that invests in the Fund, the occurrence of a prohibited transaction involving the individual who established the IRA, or his or her beneficiaries, would cause the IRA to lose its tax-exempt status. In addition, if our assets are deemed to be “plan assets” under the Plan Asset Regulation, our management, as well as various providers of fiduciary or other services to us, and any other parties with authority or control with respect to us or our assets, may be considered fiduciaries under ERISA and Section 4975 of the Code, or otherwise parties in interest or disqualified persons by virtue of their provision of such services (and there could be an improper delegation of authority to such providers). In addition, ERISA generally provides that discretionary authority with respect to the management and disposition of the assets of a Benefit Plan Investor may be delegated to certain “investment managers” who acknowledge that they are fiduciaries of the Benefit Plan Investor. In such case, a fiduciary of a Benefit Plan Investor who has appointed an investment manager will generally not be liable for the acts of such investment manager. We do not expect to be an “investment manager” within the meaning of ERISA. Consequently, if our assets are deemed to constitute “plan assets” of any shareholder which is Benefit Plan Investor, the fiduciary of any such Benefit Plan Investor would not be protected from liability resulting from our decisions.

In this respect we may require any person proposing to acquire our Common Shares to furnish such information as may be necessary to determine compliance with an exception under ERISA or the Plan Asset Regulation, including whether such person is a Benefit Plan Investor. In addition we have the power to (a) exclude any shareholder or potential shareholder from purchasing any class of our Common Shares and (b) prohibit any redemption of Common Shares if our Investment Adviser determines that there is a substantial likelihood that such holder’s purchase, ownership or redemption of Common Shares would result in our assets to be characterized as plan assets, for purposes of the fiduciary responsibility or prohibited transaction provisions of ERISA, Section 4975 of the Code or any provisions of any Similar Laws, and all of our Common Shares shall be subject to such terms and conditions.

Representation

By acceptance of any class of shares of our Common Shares, each purchaser and subsequent transferee of a share will be deemed to have represented and warranted that either (i) no portion of the assets used by such purchaser or transferee to acquire or hold the shares constitutes assets of any Plan or (ii) the purchase and holding of the shares by such purchaser or transferee will not constitute a non-exempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code or similar violation under any applicable Similar Laws.

Independent Fiduciaries with Financial Expertise

This Registration Statement does not constitute an undertaking to provide impartial investment advice and it is not our intention to act in a fiduciary capacity with respect to any Plan. Golub Capital, the Investment Adviser and their respective affiliates have a financial interest in investors’ investment in shares on account of the fees and other compensation they expect to receive (as the case may be) from the Fund and their other relationships with the Fund as contemplated in this Registration Statement. Any such fees and compensation do not constitute fees or compensation rendered for the provision of investment advice to any Plan. Each Plan will be deemed to represent and warrant that it is advised by a fiduciary that is (a) independent of Golub Capital, the Investment Adviser, and their respective affiliates; (b) capable of evaluating investment risks independently, both in general and with respect to particular transactions and investment strategies contemplated in this Registration Statement; and (c) a fiduciary (under ERISA, Section 4975 of the Code or applicable Similar Law) with respect to the Plan’s investment in the shares, who is responsible for exercising independent judgment in evaluating the Plan’s investment in the shares and any related transactions.

Reporting of Indirect Compensation

Under ERISA’s general reporting and disclosure rules, certain Benefit Plan Investors subject to Title I of ERISA are required to file annual reports (Form 5500) with the DOL regarding their assets, liabilities and expenses. To facilitate a plan administrator’s compliance with these requirements it is noted that the descriptions contained in this Registration Statement of fees and compensation, including the management fee and incentive fee payable to the Investment Adviser are intended to satisfy the disclosure requirements for “eligible indirect compensation” for which the alternative reporting option on Schedule C of Form 5500 may be available.

The sale of shares of our Common Shares to a Plan is in no respect a representation by us or any other person associated with this offering of our common stock that such an investment meets all relevant legal requirements with respect to investments by Plans generally or any particular Plan, or that such an investment is appropriate for Plans generally or any particular Plan.

Each Plan investor is advised to contact its own financial advisor or other fiduciary unrelated to the Investment Adviser, the Managing Dealer, Golub Capital, or any of our or their respective affiliates about whether an investment in our shares of common stock, or any decision to continue to hold, transfer, vote or provide any consent with respect to any such shares, may be appropriate for the Plan’s circumstances.

The preceding discussion is only a summary of certain ERISA implications of an investment in the securities and does not purport to be complete. Prospective investors should consult with their own legal, tax, financial and other advisors prior to investing to review these implications in light of such investor’s particular circumstances.

Each purchaser or transferee that is or is acting on behalf of a Plan should consult with its legal advisor concerning the potential consequences to the Plan under ERISA, Section 4975 of the Code or applicable Similar Law of an investment in any class of our shares.

CUSTODIAN, TRANSFER AND DISTRIBUTION PAYING AGENT AND REGISTRAR

Our securities are held under a custody agreement by Computershare Trust Company, N.A. The address of the custodian is 9062 Old Annapolis Road, Columbia, MD 21045. SS&C GIDS, Inc. will act as our transfer agent, distribution paying agent and registrar. The principal business address of our transfer agent is 1055 Broadway Blvd., Kansas City, MO 64105.

BROKERAGE ALLOCATION AND OTHER PRACTICES

Since we will acquire and dispose of many of our investments in privately negotiated transactions, many of the transactions that we engage in will not require the use of brokers or the payment of brokerage commissions. Subject to policies established by our board of trustees, GC Advisors will be primarily responsible for selecting brokers and dealers to execute transactions with respect to the publicly traded securities portion of our portfolio transactions and the allocation of brokerage commissions. GC Advisors does not expect to execute transactions through any particular broker or dealer but will seek to obtain the best net results for us under the circumstances, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution and operational facilities of the firm and the firm’s risk and skill in positioning blocks of securities. GC Advisors generally will seek reasonably competitive trade execution costs but will not necessarily pay the lowest spread or commission available. Subject to applicable legal requirements and consistent with Section 28(e) of the Exchange Act, GC Advisors may select a broker based upon brokerage or research services provided to GC Advisors and us and any other clients. In return for such services, we may pay a higher commission than other brokers would charge if GC Advisors determines in good faith that such commission is reasonable in relation to the services provided.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The financial statements for the Fund included in this prospectus as of April 30, 2023 have been audited by Ernst & Young LLP, an independent registered public accounting firm, and have been included in reliance on the authority of their report as experts in auditing and accounting.

LEGAL MATTERS

Certain legal matters in connection with the Common Shares have been passed upon for the Fund by Clark Hill PLC, Wilmington, Delaware, as special Delaware counsel to the Fund. Simpson Thacher & Bartlett LLP, Washington, DC, acts as counsel to the Fund.

AVAILABLE INFORMATION

We have filed with the SEC a registration statement on Form N-2, together with all amendments and related exhibits, under the Securities Act, with respect to the Common Shares offered by this prospectus. The registration statement contains additional information about us and the Common Shares being offered by this prospectus.

We are required to file with or submit to the SEC annual, quarterly and current reports, proxy statements and other information meeting the informational requirements of the Exchange Act. The SEC maintains an internet site that contains reports, proxy and information statements and other information filed electronically by us with the SEC, which are available on the SEC’s website at http://www.sec.gov. Copies of these reports, proxy and information statements and other information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

WEBSITE DISCLOSURE

We use our website www.gcredbdc.com, when available, as a channel of distribution of company information. The information we post through this channel may be deemed material. Accordingly, investors should monitor this channel, in addition to following our press releases, SEC filings and webcasts. The contents of our website are not, however, a part of this registration statement.

INVESTOR DATA PRIVACY NOTICE

Notification of Privacy Policies and Practices

Maintaining the confidentiality of the personal information of our current and prospective investors is one of our highest priorities. This notice sets forth the type of personal information we collect, how that information is used by us, and how we protect your personal information.

How and Why We Collect Personal Information

1.	Collection

Personal information may be collected from you in order to comply with legal and regulatory requirements. Information may be collected from any of the following sources:

1.	From You: We collect information from you when you enter into a subscription agreement with a fund we manage. We may also collect information from investor questionnaires, W-9’s and other applications or forms that you complete. This information may include items such as your name, address, e-mail address, social security number, birth date, annual income, net worth, marital status, and investment risk tolerance. If you indicate you have a spouse or partner, his/her personal and financial account information may also be requested.
2.	From Transactions: If you invest in a fund managed by us, we keep records relating to your interest in the fund.
3.	From our Web Site: If you visit our website, we may collect your contact details and other information that you provide directly to us and we may track the amount of time you spend on our site, the parts of our site you visited and other technical information.
2.	Use of Personal Information.

Your personal information is collected and maintained by us so that we may fulfill our legal and regulatory requirements.

Disclosure of Personal Information

We do not, and do not intend, to disclose personal information about current or former investors to nonaffiliated third parties except as set forth below. If in the future this policy changes you will be notified and provided with an opportunity to opt out of such disclosure. We may share your personal information as follows:

1.	We will reveal or share your personal information where the law permits or requires it, such as for tax reporting purposes or pursuant to a court order, or to otherwise comply with applicable laws and regulations.
2.	We may reveal or share your personal information with our affiliates. Our affiliates include, for example, investment funds that we manage and over which we have control.
3.	We may reveal or share your personal information with unaffiliated service providers such as brokers, fund administrators and transfer agents in connection with distributions or other transactions. Your personal information may also be provided to attorneys, accountants or auditors in order to enable us to comply with legal and regulatory requirements.

Protection of Your Personal Information

Our employees may, from time to time, have access to your personal information in order to provide services to you. All employees are subject to the terms of our Privacy Policies and Practices. We also maintain physical, electronic and procedural safeguards designed to protect non-public personal financial information.

INDEX TO FINANCIAL STATEMENTS

The following financial statements of Golub Capital Private Credit Fund are included in this prospectus.

Report of Independent Registered Public Accounting Firm

To the Shareholder and the Board of Trustees of Golub Capital Private Credit Fund

Opinion on the Financial Statement

We have audited the accompanying statement of financial condition of Golub Capital Private Credit Fund (the Company) as of April 30, 2023 and the related notes (collectively referred to as the financial statement). In our opinion, the financial statement presents fairly, in all material respects, the financial position of the Company at April 30, 2023, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

This financial statement is the responsibility of the Company’s management. Our responsibility is to express an opinion on the Company’s financial statement based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB and in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audit, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audit included performing procedures to assess the risks of material misstatement of the financial statement, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statement. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statement. We believe that our audit provides a reasonable basis for our opinion.

/s/ Ernst & Young LLP

We have served as the Company’s auditor since 2022.

Chicago, Illinois

May 30, 2023

Golub Capital Private Credit Fund

Statement of Financial Condition
April 30, 2023

Assets
Cash	$50,000
Total Assets	$50,000
Commitments and contingencies (Note 5)

Net Assets

Common stock, par value $0.01 per share, unlimited shares authorized, and 2,000.000 shares issued and outstanding as of April 30, 2023	$20
Paid in capital in excess of par	49,980

Total Net Assets	$50,000

Number of common shares outstanding (Class F)	2,000.000
Net asset value per common share (Class F)	$25.00

See Notes to Statement of Financial Condition

Golub Capital Private Credit Fund

Notes to Statement of Financial Condition

Note 1.	Organization and Basis of Presentation

Golub Capital Private Credit Fund (“GCRED” or the “Company”), is a Delaware statutory trust formed on May 13, 2022. The Company is an externally managed, non-diversified, closed-end management investment company that has elected to be regulated as a business development company (“BDC”) under the Investment Company Act of 1940, as amended (the “1940 Act”). In addition, for U.S. federal income tax purposes, beginning with its tax year ending September 30, 2023, the Company intends to elect to be treated as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”).

The Company’s investment objective is to generate current income and capital appreciation by investing primarily in one-stop (a single loan that combines the stronger lender protections associated with senior debt with the economics of junior capital) and other senior secured loans of U.S. middle-market companies. The Company may also selectively invest in second lien and subordinated (a loan that ranks senior only to a borrower’s equity securities and ranks junior to all of such borrower’s other indebtedness in priority of payment) loans of, and warrants and minority equity securities in, middle-market companies. The Company has entered into an investment advisory agreement (the “Investment Advisory Agreement”) with GC Advisors, LLC (the “Investment Adviser”), under which the Investment Adviser manages the day- to-day operations of, and provides investment advisory services to, the Company. Under an administration agreement (the “Administration Agreement”) the Company is provided with certain services by an administrator (the “Administrator”), which is currently Golub Capital LLC.

The Company intends to offer on a continuous basis up to $5.0 billion of common shares of beneficial interest pursuant to an offering registered with the Securities and Exchange Commission (the “SEC”). Subject to the receipt of an exemptive relief order from the SEC, the Company expects to offer to sell any combination of three classes of common shares, Class S shares, Class D shares and Class I shares, with a dollar value up to the maximum offering amount (the “Public Offering”). Beginning in April 2023, the Company commenced a separate private offering of Class F shares (the “Private Offering”) to certain accredited investors.

On April 27, 2023, an affiliate of the Investment Adviser purchased 2,000 shares of the Company’s Class F common shares of beneficial interest at $25.00 per share.

As of April 30, 2023, the Company had not commenced its investing activities.

Note 2.	Accounting Policies

Basis of presentation: The Company is an investment company as defined in the accounting and reporting guidance under Accounting Standards Codification (“ASC”) Topic 946 - Financial Services - Investment Companies (“ASC Topic 946”).

The accompanying statement of financial condition of the Company has been prepared in accordance with generally accepted accounting principles in the United States of America (“GAAP”) as established by the Financial Accounting Standards Board. The Company’s first fiscal period will end on September 30, 2023.

Use of estimates: The preparation of the statement of financial condition in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the statement of financial condition. Actual results could differ from those estimates.

Consolidation: As provided under ASC Topic 946, the Company will generally not consolidate any investments in a company other than an investment company subsidiary or a controlled operating company whose business consists of providing services to the Company.

Golub Capital Private Credit Fund

Notes to Statement of Financial Condition

Note 2.	Accounting Policies (Continued)

Cash and cash equivalents: Cash and cash equivalents are highly liquid investments with an original maturity of three months or less at the date of acquisition. The Company deposits its cash in financial institutions and, at times, such balances may be in excess of the Federal Deposit Insurance Corporation insurance limits. The Company held no cash equivalents as of April 30, 2023.

Income taxes: Beginning with its tax year ending September 30, 2023, the Company intends to elect to be treated, and intends to qualify annually thereafter, as a RIC under Subchapter M of the Code and intends to operate in a manner so as to qualify for the tax treatment applicable to RICs. In order to qualify and be subject to tax as a RIC, among other things, the Company will be required to meet certain source of income and asset diversification requirements and timely distribute dividends for U.S. federal income tax purposes to its shareholders of an amount generally at least equal to 90% of its investment company taxable income, as defined by the Code and determined without regard to any deduction for dividends paid, for each tax year. Beginning with its tax year ending September 30, 2023, the Company intends to make the requisite distributions to its shareholders, which will generally relieve the Company from U.S. federal income taxes with respect to all income distributed to its shareholders.

Depending on the level of taxable income earned in a tax year, the Company can determine to retain taxable income in excess of current year dividend distributions and distribute such taxable income in the next tax year. The Company may then be required to incur a 4% excise tax on such income. To the extent that the Company determines that its estimated current year annual taxable income, determined on a calendar year basis, could exceed estimated current calendar year dividend distributions, the Company accrues excise tax, if any, on estimated excess taxable income as taxable income is earned.

Organization and Offering Expenses: Organization and offering costs will only be borne by the Company if the Company commences the Public Offering, at which time, costs associated with the organization of the Company will be expensed as incurred. Costs associated with the offering of common shares of the Company will be capitalized as deferred offering expenses and amortized on a straight-line basis. Refer to “Note 5. Commitments and Contingencies” for additional details.

Note 3.	Agreements and Related Party Transactions

Investment Advisory Agreement: Under the Investment Advisory Agreement, the Investment Adviser will manage the day-to-day operations of, and provide investment advisory services to the Company. The Investment Adviser is a registered investment adviser with the SEC. The Investment Adviser receives fees for providing services under the Investment Advisory Agreement consisting of two components: a management fee and an incentive fee. No base management or incentive fees will be paid to the Adviser until the commencement of investment activities.

Base Management Fee

The management fee will be payable quarterly in arrears at an annual rate of 1.25% of the value of the Company’s net assets as of the beginning of the first calendar day of the applicable quarter adjusted for share issuances and repurchases. For purposes of the Investment Advisory Agreement, net assets means the Company’s assets less liabilities determined on a consolidated basis in accordance with GAAP. For the first calendar quarter in which the Company has operations, net assets will be measured as the beginning total assets less liabilities as of the date on which the Company breaks escrow for the initial offering.

Golub Capital Private Credit Fund

Notes to Statement of Financial Condition

Note 3.	Agreements and Related Party Transactions (Continued)

Incentive Fees

The incentive fee will consist of two components that are independent of each other, with the result that one component may be payable even if the other is not. A portion of the incentive fee is based on a percentage of the Company’s income and a portion is based on a percentage of the Company’s capital gains, each as described below.

(i)Income based incentive fee

The portion based on the Company’s income is based on Pre-Incentive Fee Net Investment Income Returns. “Pre-Incentive Fee Net Investment Income Returns” means, as the context requires, either the dollar value of, or percentage rate of return on the value of net assets at the end of the immediate preceding quarter, adjusted for share issuances and repurchases, from, interest income, dividend income and any other income (including any other fees (other than fees for providing managerial assistance), such as commitment, origination, structuring, diligence and consulting fees or other fees that are received from portfolio companies) accrued during the calendar quarter, minus operating expenses accrued for the quarter (including the management fee, expenses payable under the Administration Agreement, and any interest expense or fees on any credit facilities or outstanding debt and dividends paid on any issued and outstanding preferred shares, but excluding the incentive fee and any distribution or shareholder servicing fees).

Pre-Incentive Fee Net Investment Income Returns include, in the case of investments with a deferred interest feature (such as original issue discount, debt instruments with pay-in-kind (“PIK”) interest and zero coupon securities), accrued income that has not yet been received in cash.

Pre-Incentive Fee Net Investment Income Returns do not include any realized capital gains, realized capital losses or unrealized capital appreciation or depreciation. The impact of expense support payments and recoupments are also excluded from Pre-Incentive Fee Net Investment Income Returns.

Pre-Incentive Fee Net Investment Income Returns, expressed as a rate of return on the value of the Company’s net assets at the end of the immediately preceding quarter, is compared to a “hurdle rate” of return of 1.25% per quarter (5.0% annualized).

The Company will pay the Investment Adviser an incentive fee with respect to the Company’s Pre- Incentive Fee Net Investment Income Returns in each calendar quarter as follows:

●	No incentive fee based on Pre-Incentive Fee Net Investment Income Returns in any calendar quarter in which Pre-Incentive Fee Net Investment Income Returns do not exceed the hurdle rate of 1.25% per quarter (5.0% annualized);
●	100% of the dollar amount of Pre-Incentive Fee Net Investment Income Returns with respect to that portion of such Pre- Incentive Fee Net Investment Income Returns, if any, that exceeds the hurdle rate but is less than a rate of return of 1.43% (5.72% annualized). This is referred to as Pre-Incentive Fee Net Investment Income Returns (which exceeds the hurdle rate but is less than 1.43%) as the “catch-up”;
●	12.5% of the dollar amount of Pre-Incentive Fee Net Investment Income Returns, if any, that exceed a rate of return of 1.43% (5.72% annualized). This reflects that once the hurdle rate is reached and the catch-up is achieved, 12.5% of all Pre-Incentive Fee Net Investment Income Pre-Incentive Fee Net Investment Income Returns thereafter are allocated to the Investment Adviser.

Golub Capital Private Credit Fund

Notes to Statement of Financial Condition

Note 3.	Agreements and Related Party Transactions (Continued)

(ii)Capital gains based incentive fee

The second component of the incentive fee, the capital gains incentive fee, is payable at the end of each calendar year in arrears. The amount payable equals 12.5% of cumulative realized capital gains from inception through the end of each calendar year, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any previously paid capital gain incentive fees as calculated in accordance with GAAP.

Each year, the fee paid for the capital gains incentive fee is net of the aggregate amount of any previously paid capital gains incentive fee for all prior periods. We will accrue, but will not pay, a capital gains incentive fee with respect to unrealized appreciation because a capital gains incentive fee would be owed to the Investment Adviser if we were to sell the relevant investment and realize a capital gain.

Administration Agreement: Under the Administration Agreement, the Administrator furnishes the Company with office facilities and equipment, provides, or oversees the performance of, administrative and compliance services, including, but not limited to, maintaining financial records, overseeing the calculation of net asset value (“NAV”) and net offering price, preparing reports to shareholders and reports filed with the SEC, overseeing the preparation and filing of our tax returns and the printing and dissemination of reports to our shareholder, managing the payment of expenses and the performance of administrative and professional services rendered by others. The Company will reimburse the Administrator for the costs and expenses incurred by the Administrator in performing its obligations under the Administration Agreement. Such reimbursement will include rent, fees and expenses associated with performing compliance functions and the Company’s allocable portion of the cost of its chief financial officer and chief compliance officer and their respective staffs. The Board of trustees (“the Board”) will review such expenses, including any allocation of expenses among the Company and other entities for which the Administrator provides similar services, to determine that those expenses are reasonable and comparable to administrative services charged to unaffiliated third-party asset managers. Under the Administration Agreement, the Administrator also provides, on the Company’s behalf, managerial assistance to those portfolio companies to which the Company is required to provide such assistance and will be paid an additional amount based on the cost of the services provided, which amount shall not exceed the amount the Company receives from such portfolio companies.

Each of the Investment Advisory Agreement and the Administration Agreement were approved by the Board, both of which, will be effective on or before the date the SEC declares the registration statement for the Company’s initial offering effective and will continue in effect for an initial term of two years. The Company may terminate the Investment Advisory Agreement or the Administration Agreement, without payment of any penalty, upon 60 days’ written notice.

Managing Dealer Agreement: The Company has entered into a Managing Dealer Agreement (the “Managing Dealer Agreement”) with Arete Wealth Management, LLC (the “Managing Dealer”). Under the terms of the Managing Dealer Agreement, the Managing Dealer will manage relationships with third- party brokers engaged by the Managing Dealer to participate in the distribution of the Company’s Class I Shares, Class D Shares and Class S shares (referred to as “participating brokers”), and financial advisors. The Managing Dealer will be entitled to receive shareholder servicing and/or distribution fees monthly in arrears at an annual rate of 0.85% and 0.25% of the aggregate NAV attributable to Class S shares and Class D shares, respectively. No shareholder servicing and/or distribution fees will be paid with respect to Class I shares. The shareholder servicing and/or distribution fees will be payable to the Managing Dealer, but the Managing Dealer anticipates that all or a portion of the shareholder servicing fees and/or distribution fees will be retained by, or reallowed (paid) to, participating brokers. In addition, pursuant to the Managing Dealer Agreement, the Company will pay the Managing Dealer certain fees for its services as Managing Dealer, which will be borne indirectly by all shareholders of the Company.

Golub Capital Private Credit Fund

Notes to Statement of Financial Condition

Note 3.	Agreements and Related Party Transactions (Continued)

The Managing Dealer is a broker-dealer registered with the SEC and a member of the Financial Industry Regulatory Authority (“FINRA”).

The Managing Dealer Agreement may be terminated at any time, without the payment of any penalty, by vote of a majority of the Company’s trustees who are not “interested persons”, as defined in the 1940 Act, of the Company and who have no direct or indirect financial interest in the operation of the Company’s distribution and servicing plan or the Managing Dealer Agreement or by vote a majority of the outstanding voting securities of the Company, on not more than 60 days’ written notice to the Managing Dealer or the Investment Adviser. The Managing Dealer Agreement will automatically terminate in the event of its assignment, as defined in the 1940 Act.

Expense Support and Conditional Reimbursement Agreement: The Company has entered into an Expense Support and Conditional Reimbursement Agreement (the “Expense Support Agreement”) with the Investment Adviser. The Investment Adviser may elect to pay certain expenses (each, an “Expense Payment”), provided that no portion of the payment will be used to pay any interest or distributions and/or shareholder servicing fees of the Company. Any Expense Payment that the Investment Adviser has committed to pay must be paid by The Investment Adviser to the Company in any combination of cash or other immediately available funds no later than forty-five days after such commitment was made in writing, and/or offset against amounts due from the Company to The Investment Adviser or its affiliates.

Following any calendar month in which Available Operating Funds (as defined below) exceed the cumulative distributions accrued to the Company’s shareholders based on distributions declared with respect to record dates occurring in such calendar month (the amount of such excess being hereinafter referred to as “Excess Operating Funds”), the Company shall pay such Excess Operating Funds, or a portion thereof, to the Investment Adviser until such time as all Expense Payments made by the Investment Adviser to the Company within three years prior to the last business day of such calendar month have been reimbursed. Any payments required to be made by the Company shall be referred to herein as a “Reimbursement Payment.” “Available Operating Funds” means the sum of (i) the Company’s net investment income calculated in accordance with GAAP, (ii) net capital gains (including the excess of net long-term capital gains over net short-term capital losses) and (iii) dividends and other distributions paid to the Company on account of investments in portfolio companies (to the extent such amounts listed in clause (iii) are not included under clauses (i) and (ii) above).

The Company’s obligation to make a Reimbursement Payment shall automatically become a liability of the Company on the last business day of the applicable calendar month, except to the extent the Investment Adviser has waived its right to receive such payment for the applicable month.

Note 4.	Share Repurchase Program

Beginning no later than the first full calendar quarter from the date on which the Company breaks escrow for the initial offering of its common shares, and at the discretion of the Board, the Company intends to commence a share repurchase program in which the Company intends to repurchase, in each quarter, up to 5% of the NAV of the Company’s common shares outstanding as of the close of the previous calendar quarter. The Board may amend, suspend or terminate the share repurchase program if it deems such action to be in the best interest of shareholders. As a result, share repurchases may not be available each quarter. The Company intends to conduct such repurchase offers in accordance with the requirements of Rule 13e-4 promulgated under the Securities Exchange Act of 1934, as amended, and the 1940 Act. All shares purchased pursuant to the terms of each tender offer will be retired and thereafter will be authorized and unissued shares.

Golub Capital Private Credit Fund

Notes to Statement of Financial Condition

Note 4.	Share Repurchase Program (Continued)

Under the share repurchase program, to the extent the Company offers to repurchase shares in any particular quarter, it is expected to repurchase shares pursuant to tender offers on or around the last business day of the first month of such quarter using a purchase price equal to the NAV per share as of the last calendar day of the prior quarter, except that shares that have not been outstanding for at least one year will be repurchased at 98% of such NAV (an “Early Repurchase Deduction”). The one-year holding period is measured as of the subscription closing date immediately following the prospective repurchase date. The Early Repurchase Deduction will be retained by the Company for the benefit of remaining shareholders.

Note 5.	Commitments and Contingencies

Under the Expense Support Agreement, the Investment Adviser has agreed to bear all of the Company’s organization and offering expenses along with any other expenses through the date on which the Company commences the Public Offering. The Company will be obligated to reimburse the Investment Adviser for such advanced expenses upon commencement of the Public Offering. The total organization and offering costs including other expenses incurred through April 30, 2023 were $1,395,929.

Note 6.	Net Assets

In connection with its formation, the Company has the authority to issue an unlimited number of common shares of beneficial interest at $0.01 per share par value. On April 27, 2023, an affiliate of the Investment Adviser purchased 2,000 shares of the Company’s Class F common shares of beneficial interest at $25.00 per share.

The Company intends to offer on a continuous basis up to $5.0 billion of common shares of beneficial interest pursuant to an offering registered with the SEC. Subject to the receipt of an exemptive relief order from the SEC, the Company expects to offer to sell any combination of three classes of common shares, Class S shares, Class D shares and Class I shares, through the Public Offering and Class F shares through the Private Offering with a dollar value up to the maximum offering amount. The Company will accept purchase orders and hold investors’ funds in an interest-bearing escrow account until the Company receives purchase orders for at least 100 investors in such class and the Company’s Board has authorized the release of the funds in the escrow account. The share classes have different ongoing distribution and/or shareholder servicing fees. The per share purchase price for common shares in the Private Offering will be $25.00 per share. Thereafter, the purchase price per share for each class of common shares will equal the net offering price per share as of the effective date of the monthly share purchase date.

Note 7.	Subsequent Events

The Company’s management evaluated subsequent events through the date of issuance of the financial statement. There have been no subsequent events that occurred during such period that would require disclosure in, or would be required to be recognized in, the financial statement as of April 30, 2023 except as discussed below.

Since April 30, 2023, the Company has entered into subscription agreement commitments with investors to purchase approximately $94,849,000 of Class F shares in connection with the Private Offering.

Since April 30, 2023, the Investment Adviser bore $234,434 of additional organizational and offering expenses along with any other expenses under the Expense Support Agreement.

APPENDIX A

Subscription Agreement for Shares of

Golub Capital Private Credit Fund

1.Your Investment

A.Investment Information

Investment Amount $ _________________________________

B.Investment Method

☐    By mail: Please make checks payable to [Insert Escrow Agent] and attach to this agreement.*

☐    By wire: Please wire funds according to the instructions below.

Name: [Insert Name of Escrow Agent]

Bank Name: [                    ]

ABA: [               ]

DDA: [               ]

☐    Broker / Financial advisor will make payment on your behalf

*	Cash, cashier’s checks/official bank checks, temporary checks, foreign checks, money orders, third party checks, or travelers checks are not accepted.

C.Share Class Selection

☐ Share Class S	☐ Share Class D **	☐ Share Class I **
(The minimum investment is $2,500)	(The minimum investment is $2,500)	(The minimum investment is $1,000,000 (unless waived))

**	Available for certain fee-based wrap accounts and other eligible investors as disclosed in the prospectus, as amended and supplemented.

2.Ownership Type (Select only one)

A. Taxable Accounts	B. Non-Taxable Accounts

☐ Brokerage Account Number	☐ Custodian Account Number

☐ Individual or Joint Tenant With Rights of Survivorship	☐ IRA (Custodian Signature Required)

☐ Transfer on Death (Optional Designation. Not Available for Louisiana Residents. See Section 3C.)	☐ Roth IRA (Custodian Signature Required)

☐ Tenants in Common	☐ SEP IRA (Custodian Signature Required)

☐ Community Property	☐ Rollover IRA (Custodian Signature Required)

Uniform Gift/Transfer to Minors	☐ Inherited IRA

State of	☐ Pension Plan (Include Certification of Investment Powers Form)

Date of Birth	☐ Other
☐ Trust (Include Certification of Investment Powers Form or 1st and Last page of Trust Documents)	C. Custodian Information (To Be Completed By Custodian)

☐ C Corporation	Custodian Name

☐ S Corporation	Custodian Tax ID #

☐ Profit-Sharing Plan	Custodian Phone #

☐ Non-Profit Organization	Custodian Stamp Here

☐ Limited Liability Corporation

☐ Corporation / Partnership / Other (Corporate Resolution or Partnership Agreement Required)

D.    Entity Name – Retirement Plan / Trust / Corporation / Partnership / Other

Trustee(s) and/or authorized signatory(s) information MUST be provided in Sections 3A and 3B

Entity Name	Tax ID Number	Date of Formation	Exemptions
(See Form W-9 instructions at www.irs.gov)

Entity Address (Legal Address. Required)

Entity Type (Select one. Required)

☐ Retirement Plan	☐ Trust	☐ S-Corp	☐ C-Corp	☐ LLC	☐ Partnership	Exempt payee code (if any)

☐ Other                                       Jurisdiction (if Non-U.S.)

(Attach a completed applicable Form W-8)

Exemption from FATCA reporting code (if any)

3.Investor Information

A.	Investor Name (Investor / Trustee / Executor / Authorized Signatory Information)

Residential street address MUST be provided. See Section 4 if mailing address is different than residential street address

First Name	(MI)	Last Name		Gender
Social Security Number / Tax ID		Date of Birth (MM/DD/YYYY)	Daytime Phone Number

Residential Street Address		City	State	Zip Code
Email Address

If you are a non-U.S. citizen, please specify your country of citizenship (required):

☐   Resident Alien        ☐   Non-Resident Alien

(Attach a completed Form W-8BEN, Rev. July 2017)

Country of Citizenship

Please specify if you are an Golub Capital employee/officer/director/affiliate (required):  ☐  Golub Capital Employee     ☐ Golub Capital Officer or Director

☐   Immediate Family Member of Golub Capital Officer or Director            ☐   Golub Capital Affiliate          ☐   Not Applicable

B.    Co-Investor Name (Co-Investor / Co-Trustee / Co-Authorized Signatory Information, if applicable)

First Name	(MI)	Last Name		Gender
Social Security Number / Tax ID		Date of Birth (MM/DD/YYYY)	Daytime Phone Number

Residential Street Address		City	State	Zip Code
Email Address

If you are a non-U.S. citizen, please specify country of citizenship (required):

☐   Resident Alien         ☐   Non-Resident Alien

(Attach a completed Form W-8BEN, Rev. July 2017)

Country of Citizenship

Please specify if you are a Golub Capital employee/officer/director/affiliate (required):  ☐   Golub Capital Employee           ☐  Golub Capital Officer or Director

☐   Immediate Family Member of Golub Capital Officer or Director        ☐   Golub Capital Affiliate         ☐   Not Applicable

C.    Transfer on Death Beneficiary Information (Individual or Joint Account with rights of survivorship only. Not available for Louisiana residents. Beneficiary date of birth required. Whole percentages only; must equal 100%.)

					☐	Primary
First Name	(MI)	Last Name	SSN	Date of Birth	☐	Secondary ___%
(MM/DD/YYYY)

					☐	Primary
First Name	(MI)	Last Name	SSN	Date of Birth (MM/DD/YYYY)	☐	Secondary ___%

					☐	Primary
First Name	(MI)	Last Name	SSN	Date of Birth	☐	Secondary ___%
(MM/DD/YYYY)

					☐	Primary
First Name	(MI)	Last Name	SSN	Date of Birth	☐	Secondary ___%
(MM/DD/YYYY)

Custodian/Guardian for a minor Beneficiary (required, cannot be same as Investor or Co-Investor):

D.    ERISA Plan Asset Regulations

All investors are required to complete Appendix B attached hereto.

4.    Contact Information (If different than provided in Section 3A)

Mailing Address	City	State	Zip Code

5.    Select How You Want to Receive Your Distributions (Please Read Entire Section and Select only one)

You are automatically enrolled in our Distribution Reinvestment Plan, unless you are a resident of ALABAMA, ARKANSAS, CALIFORNIA, IDAHO, KANSAS, KENTUCKY, MAINE, MARYLAND, MASSACHUSETTS, NEBRASKA, NEW JERSEY, NORTH CAROLINA, OHIO (Class I only), OKLAHOMA, OREGON, TEXAS, VERMONT OR WASHINGTON.

☐  If you are not a resident of the states listed above, you are automatically enrolled in the Distribution Reinvestment Plan; please check here if you DO NOT wish to be enrolled in the Distribution Reinvestment Plan and complete the Cash Distribution Information section below.

ONLY complete the following information if you do not wish to enroll in the Distribution Reinvestment Plan. Residents of Ohio who are holders of Class S or Class D shares are required to complete the following information. For custodial held accounts, if you elect cash distributions the funds must be sent to the custodian.

A.	☐ Check mailed to street address in 3A (only available for non-custodial investors).
B.	☐ Check mailed to secondary address in 3B (only available for non-custodial investors).
C.	☐ Direct Deposit by ACH (only available for non-custodial investors). PLEASE ATTACH A PRE-VOIDED CHECK
D.	☐ Check mailed to Third party Financial Institution (complete section below)

☐   If you ARE a resident of Alabama, Arkansas, California, Idaho, Kansas, Kentucky, Maine, Maryland, Massachusetts, Nebraska, New Jersey, North Carolina, Ohio (Class I only), Oklahoma, Oregon, Texas, Vermont or Washington, you are not automatically enrolled in the Distribution Reinvestment Plan. Please check here if you wish to enroll in the Distribution Reinvestment Plan. You will automatically receive cash distributions unless you elect to enroll in the Distribution Reinvestment Plan.

☐   If you ARE a resident of Ohio and a holder of Class S or Class D Shares, please check here. You are NOT eligible to participate in our Distribution Reinvestment Plan.

I authorize Golub Capital Private Credit Fund or its agent to deposit my distribution into my checking or savings account. This authority will remain in force until I notify Golub Capital Private Credit Fund in writing to cancel it. In the event that Golub Capital Private Credit Fund deposits funds erroneously into my account, they are authorized to debit my account for an amount not to exceed the amount of the erroneous deposit.

Financial Institution Name	Mailing Address	City	State	Zip Code
Your Bank’s ABA Routing Number		Your Bank Account Number

6.	Broker / Financial Advisor Information (Required Information. All fields must be completed.)

The Financial Advisor must sign below to complete the order. The Financial Advisor hereby warrants that he/she is duly licensed and may lawfully sell shares in the state designated as the investor’s legal residence.

Broker		Financial Advisor Name
Advisor Mailing Address
City	State	Zip Code
Financial Advisor Number	Branch Number	Telephone Number
E-mail Address		Fax Number

Operations Contact Name		Operations Contact Email Address

Please note that unless previously agreed to in writing by Golub Capital Private Credit Fund, all sales of securities must be made through a Broker, including when an RIA has introduced the sale. In all cases, Section 6 must be completed.

The undersigned confirm(s), which confirmation is made on behalf of the Broker with respect to sales of securities made through a Broker, that they (i) have reasonable grounds to believe that the information and representations concerning the investor identified herein are true, correct and complete in all respects; (ii) have discussed such investor’s prospective purchase of shares with such investor; (iii) have advised such investor of all pertinent facts with regard to the lack of liquidity and marketability of the shares; (iv) have delivered or made available a current prospectus and related supplements, if any, to such investor; (v) have reasonable grounds to believe that the investor is purchasing these shares for his or her own account; (vi) have reasonable grounds to believe that the purchase of shares is a suitable investment for such investor, that such investor meets the suitability standards applicable to such investor set forth in the prospectus and related supplements, if any, and that such investor is in a financial position to enable such investor to realize the benefits of such an investment and to suffer any loss that may occur with respect thereto; and (vii) have advised such investor that the shares have not been registered and are not expected to be registered under the laws of any country or jurisdiction outside of the United States except as otherwise described in the prospectus. The undersigned Broker, Financial Advisor or Financial Representative listed in Section 6 further represents and certifies that, in connection with this subscription for shares, he/she has complied with and has followed all applicable policies and procedures of his or her firm relating to, and performed functions required by, federal and state securities laws, rules promulgated under the Securities Exchange Act of 1934, as amended, including, but not limited to, Rule 15l-1 (“Regulation Best Interest”) and FINRA rules and regulations including, but not limited to Know Your Customer, Suitability and PATRIOT Act (Anti Money Laundering, Customer Identification) as required by its relationship with the investor(s) identified on this document.

THIS SUBSCRIPTION AGREEMENT AND ALL RIGHTS HEREUNDER SHALL BE GOVERNED BY AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE.

If you do not have another broker or other financial intermediary introducing you to Golub Capital Private Credit Fund, then [                   ] (“[                ]”) may be deemed to act as your broker of record in connection with any investment in Golub Capital Private Credit Fund. [Broker] is not a full-service broker-dealer and may not provide the kinds of financial services that you might expect from another financial intermediary, such as holding securities in an account. If [Broker] is your broker of record, then your shares will be held in your name on the books of Golub Capital Private Credit Fund. [Broker] will not monitor your investments, and has not and will not make any recommendation regarding your investments. If you want to receive financial advice regarding a prospective investment in the shares, contact your broker or other financial intermediary.

X			X
	Financial Advisor Signature	Date		Branch Manager Signature (If required by Broker)	Date

7.	Electronic Delivery Form (Optional)

Instead of receiving paper copies of the prospectus, prospectus supplements, annual reports, proxy statements, and other shareholder communications and reports, you may elect to receive electronic delivery of shareholder communications from Golub Capital Private Credit Fund. If you would like to consent to electronic delivery, including pursuant to email, please check the box below for this election.

We encourage you to reduce printing and mailing costs and to conserve natural resources by electing to receive electronic delivery of shareholder communications and statement notifications. By consenting below to electronically receive shareholder communications, including your account-specific information, you authorize said offering(s) to either (i) email shareholder communications to you directly or (ii) make them available on our website and notify you by email when and where such documents are available.

You will not receive paper copies of these electronic materials unless specifically requested, the delivery of electronic materials is prohibited or we, in our sole discretion, elect to send paper copies of the materials.

By consenting to electronic access, you will be responsible for certain costs, such as your customary internet service provider charges, and may be required to download software in connection with access to these materials. You understand this electronic delivery program may be changed or discontinued and that the terms of this agreement may be amended at any time. You understand that there are possible risks associated with electronic delivery such as emails not transmitting, links failing to function properly and system failure of online service providers, and that there is no warranty or guarantee given concerning the transmissions of email, the availability of the website, or information on it, other than as required by law.

Initial here to consent to electronic delivery

E-mail Address

If blank, the email provided in Section 4 will be used.

8.Subscriber Signatures

Golub Capital Private Credit Fund is required by law to obtain, verify and record certain personal information from you or persons on your behalf in order to establish the account. Required information includes name, date of birth, permanent residential address and social security/taxpayer identification number. We may also ask to see other identifying documents. If you do not provide the information, Golub Capital Private Credit Fund may not be able to open your account. By signing the Subscription Agreement, you agree to provide this information and confirm that this information is true and correct. If we are unable to verify your identity, or that of another person(s) authorized to act on your behalf, or if we believe we have identified potentially criminal activity, we reserve the right to take action as we deem appropriate which may include closing your account.

Please separately initial each of the representations below. Except in the case of fiduciary accounts, you may not grant any person a power of attorney to make the representations on your behalf. In order to induce Golub Capital Private Credit Fund to accept this subscription, I hereby represent and warrant to you as follows:

8.a.Please Note: All Items in this section 8.a. must be read and initialed

		Primary Investor Initials	Co- Investor Initials
(i)	I have received the prospectus (as amended or supplemented) for Golub Capital Private Credit Fund at least five business days prior to the date hereof.
		Initials	Initials

(ii)

I have (A) a minimum net worth (not including home, home furnishings and personal automobiles) of at least $250,000, or (B) a minimum net worth (as previously described) of at least $70,000 and a minimum annual gross income of at least $70,000.

		Initials	Initials

(iii)

In addition to the general suitability requirements described above, I meet the higher suitability requirements, if any, imposed by my state of primary residence as set forth in the prospectus under “SUITABILITY STANDARDS.”

		Initials	Initials

(iv)	If I am an entity that was formed for the purpose of purchasing shares, each individual that owns an interest in such entity meets the general suitability requirements described above.
		Initials	Initials

(v)	I acknowledge that there is no public market for the shares, shares of this offering are not liquid and appropriate only as a long-term investment.
		Initials	Initials

(vi)

I acknowledge that the shares have not been registered and are not expected to be registered under the laws of any country or jurisdiction outside of the United States except as otherwise described in the prospectus.

		Initials	Initials

(vii)

I am purchasing the shares for my own account, or if I am purchasing shares on behalf of a trust or other entity of which I am a trustee or authorized agent, I have due authority to execute this subscription agreement and do hereby legally bind the trust or other entity of which I am trustee or authorized agent.

		Initials	Initials

(viii)	I acknowledge that Golub Capital Private Credit Fund may enter into transactions with Golub Capital affiliates that involve conflicts of interest as described in the prospectus.
		Initials	Initials

(ix)

I acknowledge that  subscriptions must be submitted at least five business days prior to first day of each month my investment will be executed as of the first day of the applicable month at the NAV per share as of the day preceding day.  I acknowledge that I will not know the NAV per share at which my investment will be executed at the time I subscribe and the NAV per share will generally be made available at www.gcredbdc.com as of the last day of each month within 20 business days of the last day of each month.

		Initials	Initials

(x)

I acknowledge that my subscription request will not be accepted any earlier than two business days before the first calendar day of each month. I acknowledge that I am not committed to purchase shares at the time my subscription order is submitted and I may cancel my subscription at any time before the time it has been accepted as described in the previous sentence. I understand that I may withdraw my purchase request by notifying the transfer agent, through my financial intermediary or directly on Golub Capital Private Credit Fund’s toll-free, automated telephone line, 844-373-0973.

		Initials	Initials

8.b. If you live in any of the following states, please complete Appendix A to Golub Capital Private Credit Fund Subscription Agreement: Alabama, California, Idaho, Iowa, Kansas, Kentucky, Maine, Massachusetts, Missouri, Nebraska, New Jersey, New Mexico, North Dakota, Ohio, Oklahoma, Oregon, Puerto Rico, Tennessee, Texas and Vermont

In the case of sales to fiduciary accounts, the minimum standards in Appendix A shall be met by the beneficiary, the fiduciary, account, or, by the donor or grantor, who directly or indirectly supplies the funds to purchase the shares if the donor or grantor is the fiduciary.

If you do not have another broker or other financial intermediary introducing you to Golub Capital Private Credit Fund, then [Broker] may be deemed to be acting as your broker of record in connection with any investment in Golub Capital Private Credit Fund. For important information in this respect, see Section 6 above. I declare that the information supplied in this Subscription Agreement is true and correct and may be relied upon by Golub Capital Private Credit Fund. I acknowledge that the Broker / Financial Advisor (Broker / Financial Advisor of record) indicated in Section 6 of this Subscription Agreement and its designated clearing agent, if any, will have full access to my account information, including the number of shares I own, tax information (including the Form 1099) and redemption information. Investors may change the Broker / Financial Advisor of record at any time by contacting SS&C GIDS, Inc. in writing at the address indicated below.

SUBSTITUTE IRS FORM W-9 CERTIFICATIONS (required for U.S. investors):

Under penalties of perjury, I certify that:

The number shown on this Subscription Agreement is my correct taxpayer identification number (or I am waiting for a number to be issued to me); and

I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding; and

I am a U.S. citizen or other U.S. person (including a resident alien) (defined in IRS Form W-9); and

The FATCA code(s) entered on this form (if any) indicating that I am exempt from FATCA reporting is correct.

Certification instructions. You must cross out item 2 above if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest and dividends on your tax return.

The Internal Revenue Service does not require your consent to any provision of this document other than the certifications required to avoid backup withholding.

X			X
	Signature of Investor	Date		Signature of Co-Investor or Custodian (If applicable)	Date

(MUST BE SIGNED BY CUSTODIAN OR TRUSTEE IF PLAN IS ADMINISTERED BY A THIRD PARTY)

9.     Miscellaneous

If investors participating in the Distribution Reinvestment Plan or making subsequent purchases of shares of Golub Capital Private Credit Fund experience a material  adverse change in their financial condition or can no longer make the representations or warranties set forth in Section 8 above, they are asked to promptly notify Golub Capital Private Credit Fund and the Broker in writing. The Broker may notify Golub Capital Private Credit Fund if an investor participating in the Distribution Reinvestment Plan can no longer make the representations or warranties set forth in Section 8 above, and Golub Capital Private Credit Fund may rely on such notification to terminate such investor’s participation in the Distribution Reinvestment Plan.

No sale of shares may be completed until at least five business days after you receive the final prospectus. To be accepted, a subscription request must be made with a completed and executed subscription agreement in good order and payment of the full purchase price at least five business prior to the first calendar day of the month (unless waived). You will receive a written confirmation of your purchase.

All items on the Subscription Agreement must be completed in order for your subscription to be processed. Subscribers are encouraged to read the prospectus in its entirety for a complete explanation of an investment in the shares of Golub Capital Private Credit Fund.

Return the completed Subscription Agreement to:

SS&C GIDS, Inc.

PO Box:	PO Box 219098
Kansas City, MO 64121-9098

Overnight Address:	430 W 7th Street Suite 219098
Kansas City, MO 64105-1407

Appendix A

For purposes of determining whether you satisfy the standards below, your net worth is calculated excluding the value of your home, home furnishings and automobiles, and, unless otherwise indicated, “liquid net worth” is defined as that portion of net worth that consists of cash, cash equivalents and readily marketable investments.

Investors in the following states have the additional suitability standards as set forth below.

	Primary Investor Initials	Co- Investor Initials

If I am an Alabama resident, in addition to the suitability standards set forth above, an investment in Golub Capital Private Credit Fund will only be sold to me if I have a liquid net worth of at least 10 times my investment in Golub Capital Private Credit Fund and its affiliates.

	Initials	Initials

If I am a California resident, in addition to the suitability standards set forth above, I may not invest more than 10% of my net worth in Golub Capital Private Credit Fund.
	Initials	Initials

If I am an Idaho resident, I must have either (a) a liquid net worth of $85,000 and annual gross income of $85,000 or (b) a liquid net worth of $300,000. Additionally, the total investment in Golub Capital Private Credit Fund shall not exceed 10% of my liquid net worth.

	Initials	Initials

If I am an Iowa resident, I (i) have either (a) an annual gross income of at least $100,000 and a net worth of at least $100,000, or (b) a net worth of at least $350,000 (net worth should be determined exclusive of home, auto and home furnishings); and (ii) limit my aggregate investment in this offering and in the securities of other non-traded business development companies to 10% of my liquid net worth (liquid net worth should be determined as that portion of net worth that consists of cash, cash equivalents and readily marketable securities).

	Initials	Initials

If I am a Kansas resident, I understand that it is recommended by the Office of the Securities Commissioner that I limit my total investment in Golub Capital Private Credit Fund’s securities and other non-traded business development companies to not more than 10% of my liquid net worth. For these purposes, liquid net worth shall be defined as that portion of total net worth (total assets minus total liabilities) that is comprised of cash, cash equivalents and readily marketable securities.

	Initials	Initials

If I am a Kentucky resident, I may not invest more than 10% of my liquid net worth in Golub Capital Private Credit Fund or its affiliates. “Liquid net worth” is defined as that portion of net worth that is comprised of cash, cash equivalents and readily marketable securities.

	Initials	Initials

If I am a Maine resident, I acknowledge that it is recommended by the Maine Office of Securities that my aggregate investment in this offering and other similar direct participation investments not exceed 10% of my liquid net worth. For this purpose, “liquid net worth” is defined as that portion of net worth that consists of cash, cash equivalents and readily marketable securities.

	Initials	Initials

If I am a Massachusetts resident, in addition to the suitability standards set forth above, I may not invest more than 10% of my liquid net worth in Golub Capital Private Credit Fund and in other illiquid direct participation programs.

	Initials	Initials

If I am a Missouri resident, in addition to the suitability standards set forth above, I may not invest more than 10% of my liquid net worth in Golub Capital Private Credit Fund.
	Initials	Initials

If I am a Nebraska resident, in addition to the suitability standards set forth above, I must limit my aggregate investment in this offering and the securities of other business development companies to 10% of such investor’s net worth. Investors who are accredited investors as defined in Regulation D under the Securities Act of 1933 are not subject to the foregoing investment concentration limit.

	Initials	Initials

If I am a New Jersey resident, (1) I have either (a) a minimum liquid net worth of at least $100,000 and a minimum annual gross income of not less than $85,000, or (b) a minimum liquid net worth of $350,000. For these purposes, “liquid net worth” is defined as that portion of net worth (total assets exclusive of home, home furnishings, and automobiles, minus total liabilities) that consists of cash, cash equivalents and readily marketable securities. In addition, my total investment in Golub Capital Private Credit Fund, its affiliates and other non-publicly traded direct investment programs (including real estate investment trusts, business development companies, oil and gas programs, equipment leasing programs and commodity pools, but excluding unregistered, federally and state exempt private offerings) may not exceed 10% of my liquid net worth, (2) I acknowledge that although GC Advisors LLC (the “Adviser”), the investment adviser to Golub Capital Private Credit Fund, will advance all organization and offering expenses of Golub Capital Private Credit Fund through the date on which Golub Capital Private Credit Fund commences this offering, and may elect to pay certain of Golub Capital Private Credit Fund’s expenses, Golub Capital Private Credit Fund is obligated to reimburse the Adviser, and this will reduce the returns available to investors, and (3) I acknowledge that if I buy Class S shares, Class D shares or Class I shares through certain financial intermediaries, they may directly charge transaction or other fees, including upfront placement fees or brokerage commissions, in such amounts as they may determine, provided that they limit such charges to a 0.85% cap on NAV for Class S shares and a 0.25% cap on NAV for Class D shares (No transaction or other fees, including upfront placement fees or brokerage commissions will be paid with respect to the Class I shares).

	Initials	Initials

If I am a New Mexico resident, in addition to the general suitability standards listed above, I may not invest, and I may not accept from an investor more than ten percent (10%) of my liquid net worth in shares of Golub Capital Private Credit Fund, its affiliates and in other non-traded business development companies. Liquid net worth is defined as that portion of net worth which consists of cash, cash equivalents and readily marketable securities.

	Initials	Initials

If I am a North Dakota resident, I have a net worth of at least ten times my investment in Golub Capital Private Credit Fund.
	Initials	Initials

If I am an Ohio resident, it is unsuitable to invest more than 10% of my liquid net worth in the issuer, affiliates of the issuer, and in any other non-traded business development company. “Liquid net worth” is defined as that portion of net worth (total assets exclusive of primary residence, home furnishings and automobiles minus, total liabilities) comprised of cash, cash equivalents and readily marketable securities. Holders of Class S or Class D shares who are Ohio residents are not eligible to participate in the Distribution Reinvestment Plan.

	Initials	Initials

If I am an Oklahoma resident, I may not invest more than 10% of my liquid net worth in Golub Capital Private Credit Fund.
	Initials	Initials

If I am an Oregon resident, in addition to the suitability standards set forth above, I may not invest more than 10% of my liquid net worth. Liquid net worth is defined as net worth excluding the value of the investor’s home, home furnishings and automobile.

	Initials	Initials

If I am a Puerto Rico resident, I may not invest more than 10% of my liquid net worth in Golub Capital Private Credit Fund, its affiliates and other non-traded real estate investment programs. For these purposes, “liquid net worth” is defined as that portion of net worth (total assets exclusive of primary residence, home furnishings and automobiles minus total liabilities) consisting of cash, cash equivalents and readily marketable securities.

	Initials	Initials

If I am a Tennessee resident, I must have a liquid net worth of at least ten times my investment in Golub Capital Private Credit Fund.
	Initials	Initials

If I am a Texas resident, I must have a minimum annual gross income of $85,000 and a minimum net worth of $85,000 or a minimum net worth of $330,000. Net worth shall be determined exclusive of home, home furnishings, and automobiles. In addition to the higher suitability standards set forth above, my aggregate investment in Golub Capital Private Credit Fund, its affiliates, and other non-traded direct investment programs (including business development companies, oil and gas programs, real estate investment trusts, equipment leasing programs and commodity pools, but excluding unregistered, federally and state exempt private offerings) may not exceed 10% of my liquid net worth, defined as the portion of an investor’s net worth (total assets exclusive of primary residence, home furnishings and automobiles, minus total liabilities) consisting of cash, cash equivalents and readily marketable securities.

	Initials	Initials

If I am a Vermont resident and I am an accredited investor in Vermont, as defined in 17 C.F.R. § 230.501, I may invest freely in this offering. In addition to the suitability standards described above, if I am non-accredited Vermont investors, I may not purchase an amount in this offering that exceeds 10% of my liquid net worth. For these purposes, “liquid net worth” is defined as an investor’s total assets (not including home, home furnishings or automobiles) minus total liabilities.

	Initials	Initials

Appendix B: Additional Questionnaire

Instructions: All purchasers please complete this Appendix B in its entirety.

1.       Are you a “benefit plan investor” within the meaning of the Plan Asset Regulations1 or will you use the assets of a “benefit plan investor”2 to invest in Golub Capital Private Credit Fund?

☐          Yes          ☐          No

2.       If Question (1) above is “yes” please indicate what percentage of the purchaser’s assets invested in Golub Capital Private Credit Fund are considered to be the assets of “benefit plan investors” within the meaning of the Plan Asset Regulations:

              %

3.       If you are investing the assets of an insurance company general account please indicate what percentage of the insurance company general account’s assets invested in Golub Capital Private Credit Fund are the assets of “benefit plan investors” within the meaning of Section 401(c)(1)(A) of the Employee Retirement Income Security Act of 1974, as amended, or the regulations promulgated thereunder?

               %

4.       Please indicate if you are “Controlling Person” defined as: (i) a person (including an entity), other than a “benefit plan investor” who has discretionary authority or control with respect to the assets of Golub Capital Private Credit Fund, a person who provides investment advice for a fee (direct or indirect) with respect to such assets, or any “affiliate” of such a person. An “affiliate” of a person includes any person, directly or indirectly, through one or more intermediaries, controlling, controlled by, or under common control with the person. For purposes of this definition, “control,” with respect to a person other than an individual, means the power to exercise a controlling influence over the management or policies of such person.

☐          Yes          ☐          No

1“Plan Asset Regulations” means the regulations issued by the United States Department of Labor at Section 2510.3-101 of Part 2510 of Chapter XXV, Title 29 of the United States Code of Federal Regulations, as modified by Section 3(42) of ERISA, as the same may be amended from time to time.

2The term “benefit plan investor” includes, for e.g.,: (i) an “employee benefit plan” as defined in section 3(3) of the U.S. Employee Retirement Income Security Act of 1974, as amended (“ERISA”), that is subject to Title I of ERISA (such as employee welfare benefit plans (generally, plans that provide for health, medical or other welfare benefits) and employee pension benefit plans (generally, plans that provide for retirement or pension income)); (ii) “plans” described in section 4975(e)(1) of the U.S. Internal Revenue Code of 1986, as amended (the “Code”), that is subject to section 4975 of the Code (including, for e.g., an “individual retirement account,” an “individual retirement annuity,” a “Keogh” plan, a pension plan, an Archer MSA described in section 220(d) of the Code, a Coverdell education savings account described in section 530 of the Code and a health savings account described in section 223(d) of the Code) and (iii) an entity that is, or whose assets would be deemed to constitute the assets of, one or more “employee benefit plans” or “plans” (such as for e.g., a master trust or a plan assets fund) under ERISA or the Plan Asset Regulations.

B-1

Golub Capital Private Credit Fund

Maximum Offering of $5,000,000,000 in Common Shares

Class S, Class D and Class I Shares

PRELIMINARY PROSPECTUS

You should rely only on the information contained in this prospectus. No intermediary, salesperson or other person is authorized to make any representations other than those contained in this prospectus and supplemental literature authorized by Golub Capital Private Credit Fund and referred to in this prospectus, and, if given or made, such information and representations must not be relied upon. This prospectus is not an offer to sell nor is it seeking an offer to buy these securities in any jurisdiction where the offer or sale is not permitted. The information contained in this prospectus is accurate only as of the date of this prospectus, regardless of the time of delivery of this prospectus or any sale of these securities. You should not assume that the delivery of this prospectus or that any sale made pursuant to this prospectus implies that the information contained in this prospectus will remain fully accurate and correct as of any time subsequent to the date of this prospectus.

, 2023

PART C

Other Information

Item 25. Financial Statements and Exhibits

(1)Financial Statements

The following financial statements of Golub Capital Private Credit Fund are included in Part A of this Registration Statement.

(2)Exhibits
(a)(1)	Declaration of Trust of the Registrant**
(a)(2)	Amended and Restated Declaration of Trust of the Registrant**
(b)	Bylaws of the Registrant**
(d)	Form of Subscription Agreement (included in the Prospectus as Appendix A)**
(e)	Distribution Reinvestment Plan of the Registrant, dated April 4, 2023**
(g)	Investment Advisory Agreement by and between the Registrant and the Investment Adviser, dated April 28, 2023**
(h)(1)	Managing Dealer Agreement by and between the Registrant and Arete Wealth Management, LLC, dated April 28, 2023**
(h)(2)	Form of Selected Dealer Agreement**
(h)(3)	Distribution and Servicing Plan of the Registrant**
(j)	Loan Administration and Custodial Agreement by and between the Registrant and Computershare Trust Company, N.A., dated April 19, 2023**
(k)(1)	Administration Agreement by and between the Registrant and the Administrator, dated April 28, 2023**
(k)(2)	Form of Escrow Agreement***
(k)(3)	Services Agreement and Master Agreement by and between the Registrant and SS&C GIDS, Inc., dated May 5, 2023**
(k)(4)	Multi-Class Plan of the Registrant, dated April 4, 2023**
(k)(5)	Expense Support and Conditional Reimbursement Agreement by and between the Registrant and the Investment Adviser, dated April 28, 2023**
(k)(6)	Form of Revolving Loan Agreement(1)
(k)(7)	Trademark Licensing Agreement by and between the Registrant and the Investment Adviser, dated April 28, 2023**
(l)	Opinion of Clark Hill PLC**
(n)(1)	Consent of Independent Registered Public Accounting Firm*
(n)(2)	Powers of Attorney**
(p)	Subscription Agreement for Seed Capital, dated April 27, 2023**
(r)	Joint Code of Ethics of the Fund and the Investment Adviser**
(s)	Filing Fee Exhibit**

*            Filed herewith.

**          Previously filed as an exhibit to the Registration Statement on Form N-2 (File No. 333-272674), filed on June 15, 2023 and incorporated herein by reference.

***        Previously filed as an exhibit to the Registration Statement on Form N-2 (File No. 333-272674), filed on June 27, 2023 and incorporated herein by reference.

(1)         To be filed by amendment.

Item 26. Marketing Arrangements

The information contained under the heading “Plan of Distribution” in this Registration Statement is incorporated herein by reference.

Item 27. Other Expenses of Issuance and Distribution

SEC registration fee	$551,000
FINRA filing fee	$225,500
Legal	$4,300,000	*
Printing	$500,000	*
Accounting	$900,000	*
Blue Sky Expenses	$350,000	*
Advertising and sales literature	$400,000	*
Due Diligence	$300,000	*
Miscellaneous fees and expenses	$1,200,000	*
Total	$8,726,500

* Amounts are estimates.

All of the expenses set forth above shall be borne by the Registrant.

Item 28. Persons Controlled by or Under Common Control

None.

Item 29. Number of Holders of Securities

The following table sets forth the number of record holders of the Registrant’s Common Shares at April 30, 2023.

Number of
Title of Class	Record Holders
Common Shares of beneficial interest, $0.01 par value	1

Item 30. Indemnification

The information contained under the heading “Description of our Shares.” “Management Agreement and Administration Agreement” and “Plan of Distribution—Indemnification” in this Registration Statement is incorporated herein by reference.

Insofar as indemnification for liabilities arising under the Securities Act may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the provisions described above, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person in the successful defense of an action suit or proceeding) is asserted by a trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is again public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

Prior to offering its shares to the public, the Registrant expects to obtain liability insurance for the benefit of its trustees and officers (other than with respect to claims resulting from the willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office) on a claims-made basis.

Item 31. Business and Other Connections of the Manager

A description of any other business, profession, vocation or employment of a substantial nature in which the Investment Adviser, and each managing director, director or executive officer of the Investment Adviser, is or has been during the past two fiscal years, engaged in for his or her own account or in the capacity of director, officer, employee, partner or trustee, is set forth in Part A of this Registration Statement in the section entitled “Portfolio Management” or is otherwise incorporated by reference. Additional information regarding the Investment Adviser and its officers and directors is set forth in its Form ADV, as filed with the SEC (SEC File No. 801-70448), and is incorporated herein by reference.

Item 32. Location of Accounts and Records

All accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940, and the rules thereunder are maintained at the offices of:

1)	the Registrant, Golub Capital Private Credit Fund, 200 Park Avenue, 25th Floor, New York, NY 10166;
2)	the Transfer Agent;
3)	the Custodian;
4)	the Investment Adviser, GC Advisors LLC, 200 Park Avenue, 25th Floor, New York, NY 10166; and
5)	the Administrator, Golub Capital LLC, 200 Park Avenue, 25th Floor, New York, NY 10166.

Item 33. Management Services

Not Applicable.

Item 34. Undertakings

We hereby undertake:

(1)	to file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement:
a.	to include any prospectus required by Section 10(a)(3) of the Securities Act;
b.	to reflect in the prospectus any facts or events after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement; and
c.	to include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement.
(2)	that, for the purpose of determining any liability under the Securities Act, each such post-effective amendment will be deemed to be a new registration statement relating to the securities offered therein, and the offering of those securities at that time will be deemed to be the initial bona fide offering thereof;
(3)	to remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering;
(4)	that, for the purpose of determining liability under the Securities Act to any purchaser, if the Registrant is subject to Rule 430C 17 CFR 230.430C: Each prospectus filed pursuant to Rule 497(b), (c), (d) or (e) under the Securities Act 17 CFR 230.497(b), (c), (d) or (e) as part of a registration statement relating to an offering, other than prospectuses filed in reliance on Rule 430A under the Securities Act 17 CFR 230.430A, will be deemed to be part of and included in the registration statement as of the date it is first used after effectiveness. Provided, however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such first use, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such date of first use; and
(5)	that for the purpose of determining liability of the Registrant under the Securities Act to any purchaser in the initial distribution of securities. The undersigned Registrant undertakes that in an offering of securities of the undersigned Registrant pursuant to this registration statement, regardless of the underwriting method used to sell the securities to the purchaser, if the securities are offered or sold to such purchaser by means of any of the following communications, the undersigned Registrant will be a seller to the purchaser and will be considered to offer or sell such securities to the purchaser:
a.	any preliminary prospectus or prospectus of the undersigned Registrant relating to the offering required to be filed pursuant to Rule 497 under the Securities Act 17 CFR 230.497;
b.	the portion of any advertisement pursuant to Rule 482 under the Securities Act 17 CFR 230.482 relating to the offering containing material information about the undersigned Registrant or its securities provided by or on behalf of the undersigned Registrant; and
c.	any other communication that is an offer in the offering made by the undersigned Registrant to the purchaser.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant has caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York on the 29th day of June 2023.

GOLUB CAPITAL PRIVATE CREDIT FUND

By:	/s/ David B. Golub
Name:	David B. Golub
Title:	Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this Pre-Effective Amendment to the Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ David B. Golub	Chief Executive Officer and Trustee	June 29, 2023
David B. Golub

/s/ Christopher C. Ericson	Chief Financial Officer, Treasurer and Trustee	June 29, 2023
Christopher C. Ericson

/s/ John T. Baily*	Trustee	June 29, 2023
John T. Baily

/s/ Kenneth F. Bernstein*	Trustee	June 29, 2023
Kenneth F. Bernstein

/s/ Lofton P. Holder*	Trustee	June 29, 2023
Lofton P. Holder

/s/ Anita J. Rival*	Trustee	June 29, 2023
Anita J. Rival

/s/ William M. Webster IV*	Trustee	June 29, 2023
William M. Webster IV

*By:	/s/ David B. Golub
David B. Golub
As Agent or Attorney-in-Fact

June 29, 2023

The original powers of attorney authorizing Lawrence E. Golub, David B. Golub, and Christopher C. Ericson to execute the Registration Statement, and any amendments thereto, for the trustees of the Registrant on whose behalf this Registration Statement is filed have been executed and are incorporated by reference herein as Item 25, Exhibit (n)(2).

EXHIBIT LIST

(n)(1)	Consent of Independent Registered Public Accounting Firm